As filed with the Securities and Exchange Commission on March 30, 2017

Securities Act File No. 2-10685

Investment Company Act File No. 811-214

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549.

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933     ☒

Pre-Effective Amendment No.     ☐

Post-Effective Amendment No. 162     ☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940     ☒

Amendment No.  ☒

(Check Appropriate Box or Boxes)

SENTINEL GROUP FUNDS, INC.

(Exact Name of Registrant as Specified in Charter)

National Life Drive

Montpelier, Vermont 05604

(Address of Principal Executive Offices) (Zip Code)

(802) 229-7410

(Registrant’s Telephone Number, including Area Code)

Lisa Muller, Esq.	Copy to:
c/o Sentinel Asset Management, Inc.	John A. MacKinnon, Esq.
National Life Drive	Sidley Austin LLP
Montpelier, Vermont 05604	787 Seventh Avenue
New York, New York 10019

(Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)

☒	immediately upon filing pursuant to paragraph (b)
☐	on March 30, 2017 pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on _____________ pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: Common Stock, par value $.01 per share.

Sentinel Funds Prospectus

Dated March 30, 2017

	Class A	Class C	Class S	Class I	Class R3	Class R6
Sentinel Balanced Fund	SEBLX	SBACX		SIBLX
Sentinel Common Stock Fund	SENCX	SCSCX		SICWX		SCRLX
Sentinel Government Securities Fund	SEGSX	SCGGX		SIBWX
Sentinel International Equity Fund	SWRLX	SWFCX		SIIEX
Sentinel Low Duration Bond Fund	SSIGX		SSSGX	SSBDX
Sentinel Multi-Asset Income Fund	SECMX	SMKCX		SCSIX
Sentinel Small Company Fund	SAGWX	SSCOX		SIGWX		SSRRX
Sentinel Sustainable Core Opportunities Fund	MYPVX			CVALX
Sentinel Total Return Bond Fund	SATRX	SCTRX		SITRX	SBRRX	STRRX
Sentinel Unconstrained Bond Fund	SUBAX	SUBCX		SUBIX

This prospectus contains information you should know before investing, including information about risks.
Please read it before you invest and keep it for future reference.

The Securities and Exchange Commission ("SEC") has not approved or disapproved these securities or determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Sentinel Group Funds, Inc. • One National Life Drive • Montpelier, VT 05604 • 800.233.4332
www.sentinelinvestments.com

Fund Summaries

Sentinel Balanced Fund

Investment Objective

The Fund seeks capital appreciation and current income.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in shares of the Sentinel Funds that include Class A shares. More information about these and other discounts is available from your financial professional and in the section entitled "Share Classes" on page 82 of the Fund's prospectus and "How to Purchase Shares and Reduce Sales Charges" on page 44 of the Fund's statement of additional information.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.00%	None	None
Maximum Deferred Sales Charge (Load)(as a percentage of purchase price or redemption proceeds, whichever is less)	None*	1.00%	None
Redemption Fees (as a percentage of amounts redeemed or exchanged within 30 days)	0.00%	0.00%	0.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment) [all to be updated]

	Class A	Class C	Class I
Management Fee	0.53%	0.53%	0.53%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None
Other Expenses	0.23%	0.25%	0.28%
Acquired Fund Fees and Expenses@	0.02%	0.02%	0.02%
Total Annual Fund Operating Expenses	1.03%	1.80%	0.83%

* You pay a deferred sales charge of 1% on certain redemptions of Class A shares made within twelve months of purchase if you bought them without an initial sales charge as part of an investment of $1,000,000 or more.

@ "Acquired Fund Fees and Expenses" are expenses indirectly incurred by the Fund through its investments in one or more underlying funds, including money market funds. Because these costs are indirect, the Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets in the Fund's most recent annual report.

Example This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Class	1 Year	3 Years	5 Years	10 Years
Class A	$600	$811	$1,040	$1,696
Class C	283	566	975	2,116
Class I	85	265	460	1,025

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You would pay the following expenses if you did not redeem your shares:

Class	1 Year	3 Years	5 Years	10 Years
Class C	$183	$566	$975	$2,116

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year the Fund's portfolio turnover rate was 45% of the average value of its portfolio.

Principal Investment Strategies

The Fund normally invests primarily in common stocks and investment-grade bonds with at least 25% of its assets in bonds and at least 25% of its assets in common stock. When determining this percentage, convertible bonds and/or preferred stocks are considered common stocks, unless these securities are held primarily for income. Sentinel will divide the Fund's assets among stocks and bonds based on whether it believes stocks or bonds offer a better value at the time. More bonds normally enhance price stability, and more stocks usually enhance growth potential. Up to 25% of the Fund's assets may be invested in securities within a single industry.

With respect to equities, Sentinel's investment philosophy centers on building a diverse portfolio consisting largely of securities of high quality companies with a positive multi-year outlook offered at attractive valuation levels, based on a number of metrics, including value relative to its history, peers and/or the market over time. Although the Fund may invest in any economic sector, at times it may emphasize one or more particular sectors. Sentinel has a preference for companies that earn above-average rates of return on capital and that generate free cash flow. Additionally, earnings revision trends are important. The Fund may invest without limitation in foreign securities. Under normal circumstances, the equity securities in which the Fund invests are predominantly those of U.S. companies.

The bond portion of the Fund may be invested without limitation in bonds in the first through the fourth highest rating categories of Moody's (Aaa to Baa) and Standard and Poor's (AAA to BBB). No more than 20% of the Fund's total assets may be invested in lower-quality bonds (e.g., bonds rated below Baa by Moody's or BBB by Standard & Poor's). These lower-quality bonds have speculative characteristics and are sometimes referred to as "junk bonds".

The Fund may make unlimited investments in U.S. government mortgage-backed securities ("MBS") issued and/or guaranteed by the Federal National Mortgage Association ("FNMA" or "Fannie Mae"), the Federal Home Loan Mortgage Corporation ("FHLMC" or "Freddie Mac") and by the Government National Mortgage Association ("GNMA" or "Ginnie Mae"). While the original maximum life of a mortgage-backed security considered for this Fund can vary, its average life is likely to be substantially less than the original maturity of the underlying mortgages, because the mortgages in these pools may be prepaid, refinanced, curtailed, or foreclosed. Prepayments are passed through to the mortgage-backed security holder along with regularly scheduled minimum repayments of principal and payments of interest.

The Fund may purchase or sell agency MBS on a "to be announced" or "TBA" basis, where the Fund buys or sells agency MBS on a forward commitment basis. In a TBA securities transaction, the seller of the agency MBS agrees on a sale price, but does not specify which particular securities will be delivered to the buyer on settlement day. Instead, only a few basic characteristics of the securities are agreed upon, such as the coupon rate and the face value. The Fund may engage in short sales of agency MBS that the Fund does not own, primarily as part of a TBA swap transaction. A TBA swap transaction involves an agreement to purchase one agency MBS and a simultaneous agreement to sell a different agency MBS.

The Fund may invest in exchange-traded funds (“ETFs”) in carrying out its investment strategies with respect to the fixed-income portion of the portfolio. The Fund considers investments in bond ETFs (ETFs whose underlying portfolio consists of debt instruments) as investments in fixed income instruments.

The Fund may attempt to hedge various risks, such as interest rate, credit and currency risk, using derivative instruments (e.g., exchange-traded futures and options, and other derivatives such as swaps, options on swaps, and caps and floors), and may use derivative instruments for other investment purposes, such as replicating permitted investments, as long as such investments do not have the effect of leveraging portfolio risks. The Fund is not required to use hedging and may choose not to do so.

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In managing the fixed-income portion of the portfolio, the Fund utilizes an active trading approach, which is expected to result in portfolio turnover greater than 100%.

The Fund may sell a security if the fundamentals of the company are deteriorating or the original investment premise is no longer valid, the security is trading meaningfully higher than what the portfolio manager believes is a fair valuation, to manage the size of the holding or the sector weighting and/or to take advantage of a more attractive investment opportunity. The Fund may also sell a security to meet redemptions.

Principal Investment Risks

You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following is a summary description of the principal risks of investing in the Fund:

•	Asset Allocation Risk. The Fund's allocations to the various asset classes and market sectors could cause the Fund to underperform other funds with a similar investment objective.
•	Derivatives Risk. Derivative investments involve counterparty risk (the risk that the counterparty of the derivative transaction or clearing member used by the Fund to hold a cleared derivatives contract will be unable or unwilling to honor its financial obligation to the Fund), basis risk (the risk that the derivative instrument will not fully offset the underlying positions), and liquidity risk (the risk that the Fund cannot sell the derivative instrument because of an illiquid secondary market). In addition, the portfolio manager may incorrectly forecast the values of securities, currencies or interest rates or other economic factors in using derivatives for the Fund. Certain aspects of the tax treatment of derivative instruments, including swap agreements and commodity-linked derivative instruments, are currently unclear and may be affected by changes in legislation, regulations or other legally binding authority that could affect the character, timing and amount of the Fund's taxable income or gains and distributions.
•	ETF Risk. Owning an ETF generally reflects the risks of owning the underlying securities it is designed to track. ETFs typically trade on a securities exchange and their shares may, at times, trade at a premium or discount to their net asset values. In addition, an ETF may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting or number of instruments held by the ETF. Investing in ETFs, which are investment companies, may involve duplication of advisory fees and certain other expenses. The Fund will incur brokerage costs when purchasing and selling shares of ETFs.
•	Foreign Banks and Securities Depositories Risk. Some foreign banks and securities depositories in which the Fund generally holds its foreign securities may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight over their operations. Also, the laws of certain countries may put limits on the Fund's ability to recover its assets if a foreign bank, depository or issuer of a security, or any of their agents, goes bankrupt.
•	General Fixed-Income Securities Risk. The market prices of bonds, including those issued by the U.S. government, go up as interest rates fall, and go down as interest rates rise. As a result, the net asset value of the Fund will fluctuate with conditions in the bond markets. Bonds with longer durations are generally more sensitive to interest rate changes than those with shorter durations. As of the date of this Prospectus, interest rates in the United States are near historic lows. If interest rates rise quickly, it may have a pronounced negative effect on the prices on the bonds held by the Fund. In the case of corporate bonds and commercial paper, values may fluctuate as perceptions of credit quality change. Fixed-income securities may be difficult to purchase and sell in adverse market conditions. In addition, corporate bonds may be downgraded or default. During periods of declining interest rates or for other reasons, bonds may be "called", or redeemed, by the bond issuer prior to the bond's maturity date, resulting in the Fund receiving payment earlier than expected. This may reduce the Fund's income if the proceeds are reinvested at a lower interest rate.
•	General Foreign Securities Risk. Investments in foreign securities may be affected unfavorably by changes in currency rates or exchange control regulations, or political and/or social instability in a particular foreign country or region.
•	Government Securities Risk. Economic, business, or political developments may affect the ability of government-sponsored guarantors to repay principal and to make interest payments on the securities in which the Fund invests. In addition, certain of these securities, including those issued or guaranteed by FNMA and FHLMC, are not backed by the full faith and credit of the U.S. government.
•	High Portfolio Turnover Risk. An active trading approach increases the Fund's costs and may reduce the Fund's performance. It may also increase the amount of capital gains tax that you have to pay on the Fund's returns.
•	Investment Style Risk. The Fund uses a "blend" strategy to invest in both growth and value stocks, and/or in stocks with characteristics of both. This strategy may be out of favor at any particular time. The prices of growth stocks may fall dramatically if the company fails to meet earnings or revenue projections. The prices of value stocks may lag the stock market for long periods of time if the market fails to recognize the company's intrinsic worth.

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•	Lower-Quality Bonds Risk. Bonds with lower credit ratings are more speculative and likely to default than higher-quality bonds. Lower-rated bonds also tend to fluctuate more widely in value.
•	Mortgage-Backed Securities Risk. Mortgage-backed securities represent interests in "pools" of mortgages and are subject to certain additional risks. When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated causing the value of these securities to fall. This is known as extension risk. In addition, adjustable and fixed rate mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Fund because the Fund may have to reinvest that money at the lower prevailing interest rates. These securities also are subject to risk of default on the underlying mortgage, particularly during periods of economic downturn.
•	Sector Risk. Investments in a particular sector may trail returns from other economic sectors.
•	Short Sales Risk. Short sale transactions involving TBA securities involve leverage risk because they can result in investment exposure greater than the amount of the initial investment. Entering into a short position involves speculative exposure risk. If the price of the security increases between the date of the short sale and the date on which the Fund replaces the security, the Fund may incur a loss (without a limit).
•	Stock Market and Selection Risk. The stock market may go down in value, and may go down sharply and unpredictably. The stocks selected by the portfolio manager may underperform the stock market or other funds with similar investment objectives and investment strategies.
•	To-Be-Announced ("TBA") Securities Risk. In a TBA securities transaction, the Fund commits to purchase certain securities for a fixed price at a future date. TBA securities include when-issued and delayed delivery securities and forward commitments. TBA securities involve the risk that the security the Fund buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security's price.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for 1, 5 and 10 years compare with those of broad measures of market performance. The bar chart shows changes in the Fund's performance for Class A shares for each calendar year over a ten-year period. Sales charges are not reflected in the bar chart. If sales charges were reflected, returns would be less than those shown. However, the table includes, for share classes with a sales charge, the effect of the maximum sales charge, including any contingent deferred sales charge that would apply to a redemption at the end of the period. How the Fund performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated information on the Fund's results can be obtained by visiting www.sentinelinvestments.com.

Performance of the Class A shares prior to June 30, 2012, has not been adjusted to reflect the decrease in the maximum 12b-1 fee from 0.30% to 0.25%. If it had, those returns would be higher. Performance of the Class I shares prior to August 27, 2007 (the inception date for the Class I shares) is based on the Fund’s Class A share performance, restated to reflect that Class I shares are offered without a sales charge.

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Fund Inception: 1938

Annual Total Return for Class A Shares (%) as of December 31

During the ten-year period shown in the above bar chart, the highest return for a quarter was 11.94% (quarter ended June 30, 2009) and the lowest return for a quarter was -13.84% (quarter ended December 31, 2008).

Average Annual Total Return (%)

For the periods ended December 31, 2016	1 Year	5 Years	10 Years
Return Before Taxes: Class A	2.22	7.69	5.36

Return After Taxes on Distributions: Class A	1.74	6.54	4.37

Return After Taxes on Distributions and Sale of Fund Shares: Class A	1.64	5.99	4.19

Return Before Taxes: Class C	5.76	7.95	5.01
Return Before Taxes: Class I	7.73	9.01	5.98
Standard & Poor's 500 Index (Reflects no deduction for fees, expenses or taxes)	11.96	14.66	6.95

Bloomberg Barclays US Aggregate Bond Index (Reflects no deduction for fees, expenses or taxes)[1]	2.65	2.23	4.34

1 The Bloomberg Barclays US Aggregate Bond Index measures the U.S. investment grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The Fund compares its performance to this index because the Fund's investment strategy may include investments in the asset classes that comprise the index.

After-tax returns are calculated using the historical highest applicable individual federal marginal income tax rates in effect during the relevant period and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class A shares and after-tax returns for other classes of shares will vary.

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Management

Investment Adviser. Sentinel Asset Management, Inc. ("Sentinel") is the investment adviser to the Fund.

Portfolio Managers. Daniel J. Manion, portfolio manager and Director of Equity Research with Sentinel, has been a portfolio manager of the Fund since 2004. Jason Doiron, portfolio manager and Head of Investments with Sentinel, has been a portfolio manager of the Fund since 2012.

Mr. Manion has announced his intention to retire from Sentinel in the second quarter of 2017. Following his retirement, he will no longer manage the Fund.

Purchase and Sale of Fund Shares

Investors may purchase or redeem Fund shares on any day that the New York Stock Exchange is open for business using the options and applicable contact information listed below. Investors who wish to purchase, exchange or redeem Fund shares through a broker-dealer should contact the broker-dealer directly.

By wire transfer: Contact the Fund at 800-282-3863	By mail: Sentinel Investments PO Box 55929 Boston, MA 02205-5929	By telephone: 1-800-282-FUND (3863). Redemptions by telephone are only permitted upon previously receiving appropriate authorization.	Online: If you already have an account and have elected to do so, you may purchase or redeem shares of the Fund by accessing the Fund's website at www.sentinelinvestments.com.

The minimum initial and subsequent investment amounts for various types of accounts are shown below, although we may reduce or waive the minimums in some cases.

	Retirement Accounts		All Other Accounts		Automatic Investment Plan
	Initial	Subsequent	Initial	Subsequent
Classes A and C	$1,000	$50	$1,000	$50	$50

Class I shares are only available to institutional investors, with certain limited exceptions. There is a $1 million initial investment minimum for institutional investors, with certain exceptions.

Tax Information

Dividends and capital gain distributions you receive from the Fund may be subject to federal income taxes and may be taxed as ordinary income or capital gains. If you are a tax-exempt investor or are investing through a retirement plan you may be subject to federal income tax upon withdrawal from such tax deferred arrangements. In addition, dividends and capital gain distributions you receive from the Fund may also be subject to state and local taxes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

8

Sentinel Common Stock Fund

Investment Objective

The Fund seeks a combination of capital appreciation and income.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in shares of the Sentinel Funds that include Class A shares. More information about these and other discounts is available from your financial professional and in the section entitled "Share Classes" on page 82 of the Fund's prospectus and "How to Purchase Shares and Reduce Sales Charges" on page 44 of the Fund's statement of additional information.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class C	Class I	Class R6
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.00%	None	None	None
Maximum Deferred Sales Charge (Load)(as a percentage of purchase price or redemption proceeds, whichever is less)	None*	1.00%	None	None
Redemption Fees (as a percentage of amounts redeemed or exchanged within 30 days)	0.00%	0.00%	0.00%	0.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class I	Class R6
Management Fee	0.57%	0.57%	0.57%	0.57%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None	None
Other Expenses	0.18%	0.22%	0.15%	0.15%
Total Annual Fund Operating Expenses	1.00%	1.79%	0.72%	0.72%
Fee Waiver and/or Expense Reimbursement**	None	None	None	(0.07)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement**	1.00%	1.79%	0.72%	0.65%

* You pay a deferred sales charge of 1% on certain redemptions of Class A shares made within twelve months of purchase if you bought them without an initial sales charge as part of an investment of $1,000,000 or more.

** The Fund's investment advisor has contractually agreed, effective March 30, 2017, to waive fees and/or reimburse certain expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement for Class R6 shares, on an annualized basis, to 0.65% of average daily net assets attributable to Class R6 shares through March 31, 2018. The Fund may have to repay some of these waivers and reimbursements to the Fund’s investment adviser in the following two years. This agreement may be terminated upon 90 days' notice by a majority of the non-interested directors of the Fund.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Class	1 Year	3 Years	5 Years	10 Years
Class A	$597	$802	$1,025	$1,663
Class C	282	563	970	2,105
Class I	74	230	401	894
Class R6	74	230	401	894

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You would pay the following expenses if you did not redeem your shares:

Class	1 Year	3 Years	5 Years	10 Years
Class C	$182	$563	$970	$2,105

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year the Fund's portfolio turnover rate was 8% of the average value of its portfolio.

Principal Investment Strategies

The Fund normally invests at least 80% of its net assets in common stocks. The Fund invests mainly in a diverse group of common stocks of well-established companies, typically above $5 billion in market capitalization, many of which historically have paid regular dividends. When appropriate, the Fund also may invest in preferred stocks or debentures convertible into common stocks. Up to 25% of the Fund's assets may be invested in securities within a single industry. The Fund may invest without limitation in foreign securities. Under normal circumstances, the Fund invests predominantly in common stocks of U.S. companies.

Sentinel's investment philosophy centers on building a diverse portfolio consisting largely of securities of high quality companies with a positive multi-year outlook offered at attractive valuation levels, based on a number of metrics, including value relative to its history, peers and/or the market over time. Although the Fund may invest in any economic sector, at times it may emphasize one or more particular sectors. Sentinel has a preference for companies that earn above-average rates of return on capital and that generate free cash flow. Additionally, earnings revision trends are important.

The Fund may sell a security if the fundamentals of the company are deteriorating or the original investment premise is no longer valid, the security is trading meaningfully higher than what the portfolio managers believe is a fair valuation, to manage the size of the holding or the sector weighting and/or to take advantage of a more attractive investment opportunity. A security may also be sold to meet redemptions.

Principal Investment Risks

You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following is a summary description of the principal risks of investing in the Fund:

•	Foreign Banks and Securities Depositories Risk. Some foreign banks and securities depositories in which the Fund generally holds its foreign securities may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight over their operations. Also, the laws of certain countries may put limits on the Fund's ability to recover its assets if a foreign bank, depository or issuer of a security, or any of their agents, goes bankrupt.
•	General Foreign Securities Risk. Investments in foreign securities may be affected unfavorably by changes in currency rates or exchange control regulations, or political and/or social instability in a particular foreign country or region.
•	Investment Style Risk. The Fund uses a "blend" strategy to invest in both growth and value stocks, and/or in stocks with characteristics of both. This strategy may be out of favor at any particular time. The prices of growth stocks may fall dramatically if the company fails to meet earnings or revenue projections. The prices of value stocks may lag the stock market for long periods of time if the market fails to recognize the company's intrinsic worth.
•	Sector Risk. Investments in a particular sector may trail returns from other economic sectors.
•	Stock Market and Selection Risk. The stock market may go down in value, and may go down sharply and unpredictably. The stocks selected by the portfolio manager may underperform the stock market or other funds with similar investment objectives and investment strategies.

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Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for 1, 5 and 10 years compare with those of a broad measure of market performance. The bar chart shows changes in the Fund's performance for Class A shares for each calendar year over a ten-year period. Sales charges are not reflected in the bar chart. If sales charges were reflected, returns would be less than those shown. However, the table includes, for share classes with a sales charge, the effect of the maximum sales charge, including any contingent deferred sales charge that would apply to a redemption at the end of the period. How the Fund performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated information on the Fund's results can be obtained by visiting www.sentinelinvestments.com.

Performance of the Class A shares prior to June 30, 2012, has not been adjusted to reflect the decrease in the maximum 12b-1 fee from 0.30% to 0.25%. If it had, those returns would be higher.  Performance of the Class I shares prior to May 4, 2007 (the inception date for the Class I shares) is based on the Fund’s Class A share performance, restated to reflect that Class I shares are offered without a sales charge.  Performance of the Class R6 shares prior to December 23, 2014 (the inception date for the Class R6 shares) is based on the Fund’s Class A share performance, restated to reflect that Class R6 shares are offered without a sales charge.

Fund Inception: 1934

Annual Total Return for Class A Shares (%) as of December 31

During the ten-year period shown in the above bar chart, the highest return for a quarter was 17.55% (quarter ended June 30, 2009) and the lowest return for a quarter was -21.75% (quarter ended December 31, 2008).

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Average Annual Total Return (%)

For the periods ended December 31, 2016	1 Year	5 Years	10 Years
Return Before Taxes: Class A	5.70	11.89	6.37
Return After Taxes on Distributions: Class A	3.97	10.16	5.37
Return After Taxes on Distributions and Sale of Fund Shares: Class A*	4.65	9.39	5.08
Return Before Taxes: Class C	9.38	12.14	6.01
Return Before Taxes: Class I	11.58	13.38	7.27
Return Before Taxes: Class R6	11.64	13.20	6.99
Standard & Poor's 500 Index (Reflects no deduction for fees, expenses or taxes)	11.96	14.66	6.95

* Return after taxes on distributions and sale of fund shares may be higher than return before taxes and/or return after taxes on distributions when a net capital loss occurs upon the redemption of fund shares.

After-tax returns are calculated using the historical highest applicable individual federal marginal income tax rates in effect during the relevant period and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class A shares and after-tax returns for other classes of shares will vary.

Management

Investment Adviser. Sentinel Asset Management, Inc. ("Sentinel") is the investment adviser to the Fund.

Portfolio Managers. Daniel J. Manion, portfolio manager and Director of Equity Research with Sentinel, has been a portfolio manager of the Fund since 1994. Hilary Roper, portfolio manager with Sentinel, has been a portfolio manager of the Fund since 2010.

Mr. Manion has announced his intention to retire from Sentinel in the second quarter of 2017. Following his retirement, he will no longer manage the Fund.

Purchase and Sale of Fund Shares

Investors may purchase or redeem Fund shares on any day that the New York Stock Exchange is open for business using the options and applicable contact information listed below. Investors who wish to purchase, exchange or redeem Fund shares through a broker-dealer should contact the broker-dealer directly.

By wire transfer: Contact the Fund at 800-282-3863	By mail: Sentinel Investments PO Box 55929 Boston, MA 02205-5929	By telephone: 1-800-282-FUND (3863). Redemptions by telephone are only permitted upon previously receiving appropriate authorization.	Online: If you already have an account and have elected to do so, you may purchase or redeem shares of the Fund by accessing the Fund's website at www.sentinelinvestments.com.

The minimum initial and subsequent investment amounts for various types of accounts are shown below, although we may reduce or waive the minimums in some cases.

	Retirement Accounts		All Other Accounts		Automatic Investment Plan
	Initial	Subsequent	Initial	Subsequent
Classes A and C	$1,000	$50	$1,000	$50	$50

12

Class I shares are only available to institutional investors, with certain limited exceptions. There is a $1 million initial investment minimum for institutional investors, with certain exceptions.

Class R6 shares are available to certain employer sponsored group retirement and group 529 college savings plans; registered investment companies; institutions, trusts and foundations with at least a $1 million initial investment; and certain fee-based advisory programs.

Tax Information

Dividends and capital gain distributions you receive from the Fund may be subject to federal income taxes and may be taxed as ordinary income or capital gains. If you are a tax-exempt investor or are investing through a retirement plan you may be subject to federal income tax upon withdrawal from such tax deferred arrangements. In addition, dividends and capital gain distributions you receive from the Fund may also be subject to state and local taxes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

13

Sentinel Government Securities Fund

Investment Objective

The Fund seeks a high level of current income consistent with the preservation of principal.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in shares of the Sentinel Funds that include Class A shares. More information about these and other discounts is available from your financial professional and in the section entitled "Share Classes" on page 82 of the Fund's prospectus and "How to Purchase Shares and Reduce Sales Charges" on page 44 of the Fund's statement of additional information.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	2.25%	None	None
Maximum Deferred Sales Charge (Load)(as a percentage of purchase price or redemption proceeds, whichever is less)	None*	1.00%	None
Redemption Fees (as a percentage of amounts redeemed or exchanged within 30 days)	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class I
Management Fee	0.45%	0.45%	0.45%
Distribution and/or Service (12b-1) Fees	0.20%	1.00%	None
Other Expenses	0.26%	0.27%	0.23%
Acquired Fund Fees and Expenses@	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	0.92%	1.73%	0.69%

* You pay a deferred sales charge of 0.50% on certain redemptions of Class A shares made within twelve months of purchase if you bought them without an initial sales charge as part of an investment of $500,000 or more.

@ "Acquired Fund Fees and Expenses" are expenses indirectly incurred by the Fund through its investments in one or more underlying funds, including money market funds. Because these costs are indirect, the Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets in the Fund’s most recent annual report.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Class	1 Year	3 Years	5 Years	10 Years
Class A	$317	$512	$723	$1,331
Class C	276	545	939	2,041
Class I	70	221	384	859

You would pay the following expenses if you did not redeem your shares:

Class	1 Year	3 Years	5 Years	10 Years
Class C	$176	$545	$939	$2,041

14

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year the Fund's portfolio turnover rate was 59% of the average value of its portfolio.

Principal Investment Strategies

The Fund normally invests at least 80% of its net assets in U.S. government securities and related derivatives. Related derivatives include exchange-traded futures on U.S. Treasury notes and bonds, and options on these futures, and other derivatives intended to hedge interest rate risk, such as swaps, options on swaps, and interest rate caps and floors. The Fund invests mainly in U.S. government bonds. These bonds include direct obligations of the U.S. Treasury, obligations guaranteed by the U.S. government, and obligations of U.S. government agencies and instrumentalities. The Fund is not required, however, to invest set amounts in any of the various types of U.S. government securities. Sentinel will choose the types of U.S. government securities that it believes will provide capital preservation and the best return with the least risk in light of its analysis of current market conditions and its outlook for interest rates and the economy.

The Fund invests substantially in U.S. government mortgage-backed securities ("MBS") issued and/or guaranteed by the Federal National Mortgage Association ("FNMA" or "Fannie Mae"), the Federal Home Loan Mortgage Corporation ("FHLMC" or "Freddie Mac") and the Government National Mortgage Association ("GNMA" or "Ginnie Mae"). The Fund may also purchase or sell agency MBS on a "to be announced" or "TBA" basis, where the Fund buys or sells agency MBS on a forward commitment basis. In a TBA securities transaction, the seller of the agency MBS agrees on a sale price, but does not specify which particular securities will be delivered to the buyer on settlement day. Instead, only a few basic characteristics of the securities are agreed upon, such as the coupon rate and the face value. The Fund may engage in short sales of agency MBS that the Fund does not own, primarily as part of a TBA swap transaction. A TBA swap transaction involves an agreement to purchase one agency MBS and a simultaneous agreement to sell a different agency MBS.

The Fund may attempt to hedge various risks, such as interest rate risk, using derivative instruments (e.g., futures and options on futures, swaps, options on swaps, and caps and floors), and may use derivative instruments for other investment purposes such as replicating permitted investments, as long as such investments do not have the effect of leveraging portfolio risks. The Fund is not required to use hedging and may choose not to do so.

The Fund may sell a security if the security is overvalued on a relative basis compared to other securities available in the market or for duration management purposes. The Fund may also sell a security to meet redemptions.

The Fund utilizes an active trading approach, which is expected to result in portfolio turnover greater than 100%.

Principal Investment Risks

You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following is a summary description of the principal risks of investing in the Fund:

•	Derivatives Risk. Derivative investments involve counterparty risk (the risk that the counterparty of the derivative transaction or clearing member used by the Fund to hold a cleared derivatives contract will be unable or unwilling to honor its financial obligation to the Fund), basis risk (the risk that the derivative instrument will not fully offset the underlying positions), and liquidity risk (the risk that the Fund cannot sell the derivative instrument because of an illiquid secondary market). In addition, the portfolio manager may incorrectly forecast the values of securities, currencies or interest rates or other economic factors in using derivatives for the Fund. Certain aspects of the tax treatment of derivative instruments, including swap agreements and commodity-linked derivative instruments, are currently unclear and may be affected by changes in legislation, regulations or other legally binding authority that could affect the character, timing and amount of the Fund's taxable income or gains and distributions.

15

•	General Fixed-Income Securities Risk. The market prices of bonds, including those issued by the U.S. government, go up as interest rates fall, and go down as interest rates rise. As a result, the net asset value of the Fund will fluctuate with conditions in the bond markets. Fixed-income securities may be difficult to purchase and sell in adverse market conditions. Bonds with longer durations are generally more sensitive to interest rate changes than those with shorter durations. As of the date of this Prospectus, interest rates in the United States are near historic lows. If interest rates rise quickly, it may have a pronounced negative effect on the prices on the bonds held by the Fund.
•	Government Securities Risk. Economic, business, or political developments may affect the ability of government-sponsored guarantors to repay principal and to make interest payments on the securities in which the Fund invests. In addition, certain of these securities, including those issued or guaranteed by FNMA and FHLMC, are not backed by the full faith and credit of the U.S. government.
•	High Portfolio Turnover Risk. An active trading approach increases the Fund's costs and may reduce the Fund's performance. It may also increase the amount of capital gains tax that you have to pay on the Fund's returns.
•	Mortgage-Backed Securities Risk. Mortgage-backed securities represent interests in "pools" of mortgages and are subject to certain additional risks. When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated causing the value of these securities to fall. This is known as extension risk. In addition, adjustable and fixed rate mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Fund because the Fund may have to reinvest that money at the lower prevailing interest rates. These securities also are subject to risk of default on the underlying mortgage, particularly during periods of economic downturn.
•	Short Sales Risk. Short sale transactions involving TBA securities involve leverage risk because they can result in investment exposure greater than the amount of the initial investment. Entering into a short position involves speculative exposure risk. If the price of the security increases between the date of the short sale and the date on which the Fund replaces the security, the Fund may incur a loss (without a limit).
•	To-Be-Announced ("TBA") Securities Risk. In a TBA securities transaction, the Fund commits to purchase certain securities for a fixed price at a future date. TBA securities include when-issued and delayed delivery securities and forward commitments. TBA securities involve the risk that the security the Fund buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security's price.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for 1, 5 and 10 years compare with those of a broad measure of market performance. The bar chart shows changes in the Fund's performance for Class A shares for each calendar year over a ten-year period. Sales charges are not reflected in the bar chart. If sales charges were reflected, returns would be less than those shown. However, the table includes, for share classes with a sales charge, the effect of the maximum sales charge, including any contingent deferred sales charge that would apply to a redemption at the end of the period. How the Fund performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated information on the Fund's results can be obtained by visiting www.sentinelinvestments.com.

Class A returns shown are based on the 2.25% maximum sales charge and are not adjusted to reflect a maximum 4% sales charge in effect from inception through April 10, 2005 and from June 1, 2006 through July 31, 2010. If they were, the returns would be lower. Class I share performance prior to May 4, 2007 (the inception date for the Class I shares) is based on the Fund’s Class A share performance, restated to reflect that Class I shares are offered without a sales charge.

16

Fund Inception: 1986

Annual Total Return for Class A Shares (%) as of December 31

During the ten-year period shown in the above bar chart, the highest return for a quarter was 4.13% (quarter ended June 30, 2010) and the lowest return for a quarter was -2.88% (quarter ended June 30, 2013).

Average Annual Total Return (%)

For the periods ended December 31, 2016	1 Year	5 Years	10 Years
Return Before Taxes: Class A	-1.91	0.06	3.22
Return After Taxes on Distributions: Class A	-2.97	-1.00	1.78
Return After Taxes on Distributions and Sale of Fund Shares: Class A*	-1.07	-0.40	1.95
Return Before Taxes: Class C	-1.42	-0.28	2.56
Return Before Taxes: Class I	0.67	0.77	3.72
Bloomberg Barclays US Government/Mortgage Backed Securities Index (Reflects no deduction for fees, expenses or taxes)	1.31	1.57	4.04

* Return after taxes on distributions and sale of fund shares may be higher than return before taxes and/or return after taxes on distributions when a net capital loss occurs upon the redemption of fund shares.

After-tax returns are calculated using the historical highest applicable individual federal marginal income tax rates in effect during the relevant period and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class A shares and after-tax returns for other classes of shares will vary.

Management

Investment Adviser. Sentinel Asset Management, Inc. ("Sentinel") is the investment adviser to the Fund.

Portfolio Managers. Jason Doiron, portfolio manager and Head of Investments with Sentinel, has been a portfolio manager of the Fund since 2012. Peter Hassler, portfolio manager with Sentinel, has been a portfolio manager of the Fund since 2014.

17

Purchase and Sale of Fund Shares

Investors may purchase or redeem Fund shares on any day that the New York Stock Exchange is open for business using the options and applicable contact information listed below. Investors who wish to purchase, exchange or redeem Fund shares through a broker-dealer should contact the broker-dealer directly.

By wire transfer: Contact the Fund at 800-282-3863	By mail: Sentinel Investments PO Box 55929 Boston, MA 02205-5929	By telephone: 1-800-282-FUND (3863). Redemptions by telephone are only permitted upon previously receiving appropriate authorization.	Online: If you already have an account and have elected to do so, you may purchase or redeem shares of the Fund by accessing the Fund's website at www.sentinelinvestments.com.

The minimum initial and subsequent investment amounts for various types of accounts are shown below, although we may reduce or waive the minimums in some cases.

	Retirement Accounts		All Other Accounts		Automatic Investment Plan
	Initial	Subsequent	Initial	Subsequent
Classes A and C	$1,000	$50	$1,000	$50	$50

Class I shares are only available to institutional investors, with certain limited exceptions. There is a $1 million initial investment minimum for institutional investors, with certain exceptions.

Tax Information

Dividends and capital gain distributions you receive from the Fund may be subject to federal income taxes and may be taxed as ordinary income or capital gains. If you are a tax-exempt investor or are investing through a retirement plan you may be subject to federal income tax upon withdrawal from such tax deferred arrangements. In addition, dividends and capital gain distributions you receive from the Fund may also be subject to state and local taxes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

18

Sentinel International Equity Fund

Investment Objective

The Fund seeks growth of capital.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in shares of the Sentinel Funds that include Class A shares. More information about these and other discounts is available from your financial professional and in the section entitled "Share Classes" on page 82 of the Fund's prospectus and "How to Purchase Shares and Reduce Sales Charges" on page 44 of the Fund's statement of additional information.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.00%	None	None
Maximum Deferred Sales Charge (Load)(as a percentage of purchase price or redemption proceeds, whichever is less)	None*	1.00%	None
Redemption Fees (as a percentage of amounts redeemed or exchanged within 30 days)	2.00%	2.00%	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class I
Management Fee	0.70%	0.70%	0.70%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None
Other Expenses	0.41%	0.79%	0.29%
Acquired Fund Fees and Expenses@	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	1.37%	2.50%	1.00%

* You pay a deferred sales charge of 1% on certain redemptions of Class A shares made within twelve months of purchase if you bought them without an initial sales charge as part of an investment of $1,000,000 or more.

@ "Acquired Fund Fees and Expenses" are expenses indirectly incurred by the Fund through its investments in one or more underlying funds, including money market funds. Because these costs are indirect, the Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets in the Fund's most recent annual report.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Class	1 Year	3 Years	5 Years	10 Years
Class A	$633	$912	$1,212	$2,064
Class C	353	779	1,331	2,836
Class I	102	318	552	1,225

You would pay the following expenses if you did not redeem your shares:

Class	1 Year	3 Years	5 Years	10 Years
Class C	$253	$779	$1,331	$2,836

19

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year the Fund's portfolio turnover rate was 36% of the average value of its portfolio.

Principal Investment Strategies

The Fund normally invests at least 80% of its net assets in equity securities. The Fund invests mainly in common stocks of established companies located in or that conduct their business mainly in one or more foreign countries, which may include emerging markets. The Fund will normally be invested in ten or more foreign countries and may invest up to 40% of its assets in any one country if Sentinel feels that economic and business conditions make it appropriate to do so. The Fund focuses its investments on developed foreign countries, but may invest up to 25% of its total assets in emerging markets. It normally will have substantial investments in European countries. Normally, at least 75% of the Fund's total assets are invested in securities of non-U.S. issuers selected by Sentinel mainly for their long-term capital growth prospects. The remaining 25% may be invested in companies organized in the United States that have at least 50% of their assets and/or revenues outside the United States. The Fund also expects to purchase American Depositary Receipts (ADRs) and Global Depositary Receipts in bearer form, which are designed for use in non-U.S. securities markets.

The Fund also may invest in convertible or debt securities rated Baa or higher by Moody's Investors Service, Inc. or BBB or higher by Standard & Poor's.

Sentinel employs a fundamental, bottom up approach to building its international equity portfolio. The process starts with a regular quantitative screening in order to narrow the investable universe. Stocks are then analyzed based on the following five fundamental factors: business quality, valuation, growth, management, and balance sheet strength. Risk is managed through portfolio diversification, by individual issuer, sector and country.

The Fund generally may sell a security when there is a deterioration of one or more of the five factors described above or when the portfolio manager identifies a more favorable investment opportunity. The Fund may also sell a security to meet redemptions or for tax management purposes.

Principal Investment Risks

You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following is a summary description of the principal risks of investing in the Fund:

•	Emerging Markets Risk. The risks of foreign investments are usually much greater for the emerging markets. Investments in emerging markets may be considered speculative. Emerging markets are riskier because they develop unevenly and may never fully develop. In addition, many emerging securities markets have lower trading volumes and less liquidity than developed markets.
•	Foreign Banks and Securities Depositories Risk. Some foreign banks and securities depositories in which the Fund generally holds its foreign securities may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight over their operations. Also, the laws of certain countries may put limits on the Fund's ability to recover its assets if a foreign bank, depository or issuer of a security, or any of their agents, goes bankrupt.
•	General Foreign Securities Risk. Investments in foreign securities may be affected unfavorably by changes in currency rates or exchange control regulations, or political and/or social instability in a particular foreign country or region.
•	Investment Style Risk. The Fund's growth style of investing may be out of favor at any particular time. The stocks of growth companies may be more sensitive to investor perceptions about company earnings than other stocks and may be more volatile than the market in general.
•	Sector Risk. Investments in a particular sector may trail returns from other economic sectors.
•	Stock Market and Selection Risk. The stock market may go down in value, and may go down sharply and unpredictably. The stocks selected by the portfolio manager may underperform the stock market or other funds with similar investment objectives and investment strategies.

20

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for 1, 5 and 10 years compare with those of a broad measure of market performance. The bar chart shows changes in the Fund's performance for Class A shares for each calendar year over a ten-year period. Sales charges are not reflected in the bar chart. If sales charges were reflected, returns would be less than those shown. However, the table includes, for share classes with a sales charge, the effect of the maximum sales charge, including any contingent deferred sales charge that would apply to a redemption at the end of the period. How the Fund performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated information on the Fund's results can be obtained by visiting www.sentinelinvestments.com.

Performance of the Class A shares prior to June 30, 2012, has not been adjusted to reflect the decrease in the maximum 12b-1 fee from 0.30% to 0.25%. If it had, those returns would be higher.  Performance of the Class I shares prior to August 27, 2007 (the inception date for the Class I shares) is based on the Fund’s Class A share performance, restated to reflect that Class I shares are offered without a sales charge.

Fund Inception: 1993

Annual Total Return for Class A Shares (%) as of December 31

During the ten-year period shown in the above bar chart, the highest return for a quarter was 24.26% (quarter ended June 30, 2009) and the lowest return for a quarter was -21.09% (quarter ended September 30, 2011).

21

Average Annual Total Return (%)

For the periods ended December 31, 2016	1 Year	5 Years	10 Years
Return Before Taxes: Class A	-6.54	6.08	1.07
Return After Taxes on Distributions: Class A	-6.69	4.89	0.26
Return After Taxes on Distributions and Sale of Fund Shares: Class A*	-3.59	4.73	0.90
Return Before Taxes: Class C	-3.69	5.69	0.24
Return Before Taxes: Class I	-1.29	7.67	1.98
Morgan Stanley Capital International "EAFE" (Europe, Australasia, Far East) Index (Reflects no deduction for fees, expenses or taxes)	1.00	6.53	0.75

* Return after taxes on distributions and sale of fund shares may be higher than return before taxes and/or return after taxes on distributions when a net capital loss occurs upon the redemption of fund shares.

After-tax returns are calculated using the historical highest applicable individual federal marginal income tax rates in effect during the relevant period and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class A shares and after-tax returns for other classes of shares will vary.

Management

Investment Adviser. Sentinel Asset Management, Inc. ("Sentinel") is the investment adviser to the Fund.

Portfolio Manager. Andrew Boczek, portfolio manager with Sentinel, has been a portfolio manager of the Fund since 2012.

Purchase and Sale of Fund Shares

Investors may purchase or redeem Fund shares on any day that the New York Stock Exchange is open for business using the options and applicable contact information listed below. Investors who wish to purchase, exchange or redeem Fund shares through a broker-dealer should contact the broker-dealer directly.

By wire transfer: Contact the Fund at 800-282-3863	By mail: Sentinel Investments PO Box 55929 Boston, MA 02205-5929	By telephone: 1-800-282-FUND (3863). Redemptions by telephone are only permitted upon previously receiving appropriate authorization.	Online: If you already have an account and have elected to do so, you may purchase or redeem shares of the Fund by accessing the Fund's website at www.sentinelinvestments.com.

The minimum initial and subsequent investment amounts for various types of accounts are shown below, although we may reduce or waive the minimums in some cases.

	Retirement Accounts		All Other Accounts		Automatic Investment Plan
	Initial	Subsequent	Initial	Subsequent
Classes A and C	$1,000	$50	$1,000	$50	$50

Class I shares are only available to institutional investors, with certain limited exceptions. There is a $1 million initial investment minimum for institutional investors, with certain exceptions.

22

Tax Information

Dividends and capital gain distributions you receive from the Fund may be subject to federal income taxes and may be taxed as ordinary income or capital gains. If you are a tax-exempt investor or are investing through a retirement plan you may be subject to federal income tax upon withdrawal from such tax deferred arrangements. In addition, dividends and capital gain distributions you receive from the Fund may also be subject to state and local taxes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

23

Sentinel Low Duration Bond Fund

Investment Objective

The Fund seeks high current income and limited fluctuations in principal value.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $1,000,000 in shares of the Sentinel Funds that include Class A shares. More information about these and other discounts is available from your financial professional and in the section entitled "Share Classes" on page 82 of the Fund's prospectus and "How to Purchase Shares and Reduce Sales Charges" on page 44 of the Fund's statement of additional information.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class S	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	1.00%	None	None
Maximum Deferred Sales Charge (Load)(as a percentage of purchase price or redemption proceeds, whichever is less)	None*	None	None
Redemption Fees (as a percentage of amounts redeemed or exchanged within 30 days)	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class S	Class I
Management Fee	0.45%	0.45%	0.45%
Distribution and/or Service (12b-1) Fees	0.25%	0.50%	None
Other Expenses	0.24%	0.13%	0.15%
Acquired Fund Fees and Expenses@	0.08%	0.08%	0.08%
Total Annual Fund Operating Expenses	1.02%	1.16%	0.68%

* You pay a deferred sales charge of 0.50% on certain redemptions of Class A shares made within twelve months of purchase if you bought them without an initial sales charge as part of an investment of $1,000,000 or more.

@ "Acquired Fund Fees and Expenses" are expenses indirectly incurred by the Fund through its investments in one or more underlying funds, including money market funds. Because these costs are indirect, the Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets in the Fund's most recent annual report.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Class	1 Year	3 Years	5 Years	10 Years
Class A	$203	$421	$658	$1,335
Class S	118	368	638	1,409
Class I	69	218	379	847

24

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year the Fund's portfolio turnover rate was 117% of the average value of its portfolio.

Principal Investment Strategies

The Fund normally invests at least 80% of its net assets in fixed income instruments and related derivatives. The Fund seeks to achieve its investment objective by investing principally in a diversified portfolio of fixed income instruments of varying maturities, and related derivatives. Related derivatives include exchange-traded futures on U.S. Treasury notes and bonds and equity indexes, and options on these futures, and other derivatives intended to hedge interest rate risk and credit risk, such as interest rate caps and floors, swaps and options on swaps. Under normal market conditions, the Fund expects to invest at least 50% of its total assets in investment grade debt securities, such as:

•	Corporate debt securities issued by U.S. companies;
•	Corporate debt securities issued by non-U.S. (including emerging markets) companies that are denominated in U.S. dollars;
•	Mortgage-backed and other asset-backed securities;
•	Securities issued or guaranteed by the U.S. government, its agencies or instrumentalities; and
•	Inflation-linked investments.

Under normal market conditions, the Fund expects to invest no more than 50% of its total assets in any one or combination of the following types of fixed income securities and other instruments:

•	Below investment-grade debt securities (sometimes called "junk bonds");
•	Debt securities of non-U.S. (including emerging markets) issuers that are denominated in foreign currencies;
•	Senior bank loans, including participations; and
•	Convertible securities, including convertible bonds and preferred stocks.

The Fund attempts to manage interest rate risk through its management of the average duration of the securities it holds in its portfolio.

Under normal market conditions, the Fund expects to maintain its average duration range between zero and three years. Duration is a mathematical concept that measures a portfolio's sensitivity to interest rate changes. The longer a portfolio's duration, the more sensitive it is to changes in interest rates. The shorter a portfolio's duration, the less sensitive it is to changes in interest rates. For example, the price of a portfolio with a duration of five years would be expected to fall approximately five percent if interest rates rose by one percentage point and a portfolio with a duration of two years would be expected to fall approximately two percent if interest rates rose by one percentage point.

The Fund may invest in exchange-traded funds ("ETFs") in carrying out its investment strategies. The Fund considers investments in bond ETFs (ETFs whose underlying portfolio consists of debt instruments) as investments in fixed income instruments. At times, the Fund may have considerable exposure to ETFs.

The Fund may also purchase or sell "to be announced" or "TBA" securities, which usually are transactions in which the Fund buys or sells agency mortgage-backed securities ("MBS") on a forward commitment basis. In a TBA transaction, the seller of the agency MBS agrees on a sale price, but does not specify which particular securities will be delivered to the buyer on settlement day. Instead, only a few basic characteristics of the securities are agreed upon, such as the coupon rate and the face value. The Fund may engage in short sales of agency MBS that the Fund does not own, primarily as part of a TBA swap transaction. A TBA swap transaction involves an agreement to purchase one agency MBS and a simultaneous agreement to sell a different agency MBS.

The Fund may use derivative instruments in order to hedge various risks and manage the average duration of the Fund's portfolio. Currently, it expects to invest principally in futures, options, swaps and options on swaps. The Fund may use derivative instruments for other investment purposes, such as replicating permitted investments, as long as such investments do not have the effect of leveraging portfolio risks. The Fund is not required to use hedging and may choose not to do so.

The Fund utilizes an active trading approach which is expected to result in portfolio turnover greater than 100%.

25

Sentinel may sell a security if it no longer meets the Fund's investment criteria, or for a variety of other reasons, such as to secure gains, limit losses, maintain its duration, redeploy assets into opportunities believed to be more promising, or satisfy redemption requests, among others.

Principal Investment Risks

You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following is a summary description of the principal risks of investing in the Fund:

•	Bank Loan Risk. The market for bank loans may not be highly liquid and, in some cases, the Fund may have to dispose of such securities at a substantial discount from face value. These investments expose the Fund to the credit risk of the underlying corporate borrower.
•	Derivatives Risk. Derivative investments involve counterparty risk (the risk that the counterparty of the derivative transaction or clearing member used by the Fund to hold a cleared derivatives contract will be unable or unwilling to honor its financial obligation to the Fund), basis risk (the risk that the derivative instrument will not fully offset the underlying positions), and liquidity risk (the risk that the Fund cannot sell the derivative instrument because of an illiquid secondary market). In addition, the portfolio manager may incorrectly forecast the values of securities, currencies or interest rates or other economic factors in using derivatives for the Fund. Certain aspects of the tax treatment of derivative instruments, including swap agreements and commodity-linked derivative instruments, are currently unclear and may be affected by changes in legislation, regulations or other legally binding authority that could affect the character, timing and amount of the Fund's taxable income or gains and distributions.
•	ETF Risk. Owning an ETF generally reflects the risks of owning the underlying securities it is designed to track. ETFs typically trade on a securities exchange and their shares may, at times, trade at a premium or discount to their net asset values. In addition, an ETF may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting or number of instruments held by the ETF. Investing in ETFs, which are investment companies, may involve duplication of advisory fees and certain other expenses. The Fund will incur brokerage costs when purchasing and selling shares of ETFs.
•	Foreign Banks and Securities Depositories Risk. Some foreign banks and securities depositories in which the Fund generally holds its foreign securities may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight over their operations. Also, the laws of certain countries may put limits on the Fund's ability to recover its assets if a foreign bank, depository or issuer of a security, or any of their agents, goes bankrupt.
•	General Fixed-Income Securities Risk. The market prices of bonds, including those issued by the U.S. government, go up as interest rates fall, and go down as interest rates rise. As a result, the net asset value of the Fund will fluctuate with conditions in the bond markets. Bonds with longer durations are generally more sensitive to interest rate changes than those with shorter durations. As of the date of this Prospectus, interest rates in the United States are near historic lows. If interest rates rise quickly, it may have a pronounced negative effect on the prices on the bonds held by the Fund. In the case of corporate bonds and commercial paper, values may fluctuate as perceptions of credit quality change. Fixed-income securities may be difficult to purchase and sell in adverse market conditions. In addition, corporate bonds may be downgraded or default. During periods of declining interest rates or for other reasons, bonds may be "called", or redeemed, by the bond issuer prior to the bond's maturity date, resulting in the Fund receiving payment earlier than expected. This may reduce the Fund's income if the proceeds are reinvested at a lower interest rate.
•	General Foreign Securities Risk. Investments in foreign securities may be affected unfavorably by changes in currency rates or exchange control regulations, or political and/or social instability in a particular foreign country or region. The Fund is not required to hedge against changes in foreign currency exchange rates.
•	Government Securities Risk. Economic, business, or political developments may affect the ability of government-sponsored guarantors to repay principal and to make interest payments on the securities in which the Fund invests. In addition, certain of these securities, including those issued or guaranteed by FNMA and FHLMC, are not backed by the full faith and credit of the U.S. government.
•	High Portfolio Turnover Risk. An active trading approach increases the Fund's costs and may reduce the Fund's performance. It may also increase the amount of capital gains tax that you have to pay on the Fund's returns.
•	Inflation-Linked Investments Risk. Unlike traditional fixed income securities, the principal and interest payments of inflation-linked securities issued by the U.S. Department of Treasury are adjusted periodically based on the inflation rate. The value of the Fund's inflation-linked investments may be vulnerable to changes in expectations of inflation or interest rates.
•	Lower-Quality Bonds Risk. Bonds with lower credit ratings, sometimes called "junk bonds", are more speculative and likely to default than higher-quality bonds. Lower-rated bonds also tend to fluctuate more widely in value.

26

•	Mortgage-Backed Securities Risk. Mortgage-backed securities represent interests in "pools" of mortgages and are subject to certain additional risks. When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated causing the value of these securities to fall. This is known as extension risk. In addition, adjustable and fixed rate mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Fund because the Fund may have to reinvest that money at the lower prevailing interest rates. These securities also are subject to risk of default on the underlying mortgage, particularly during periods of economic downturn.
•	Municipal Securities Risk. Municipal securities can be significantly affected by political changes as well as uncertainties in the municipal market related to taxation, legislative changes, or the rights of municipal security holders.
•	Short Sales Risk. Short sale transactions involving TBA securities involve leverage risk because they can result in investment exposure greater than the amount of the initial investment. Entering into a short position involves speculative exposure risk. If the price of the security increases between the date of the short sale and the date on which the Fund replaces the security, the Fund may incur a loss (without a limit).
•	To-Be-Announced ("TBA") Securities Risk. In a TBA securities transaction, the Fund commits to purchase certain securities for a fixed price at a future date. TBA securities include when-issued and delayed delivery securities and forward commitments. TBA securities involve the risk that the security the Fund buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security's price.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for 1, 5 and 10 years compare with those of a broad measure of market performance. The bar chart shows changes in the Fund's performance for Class A shares for each calendar year over a ten-year period. Sales charges are not reflected in the bar chart. If sales charges were reflected, returns would be less than those shown. However, the table includes, for share classes with a sales charge, the effect of the maximum sales charge, including any contingent deferred sales charge that would apply to a redemption at the end of the period. How the Fund performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated information on the Fund's results can be obtained by visiting www.sentinelinvestments.com.

The Class A returns shown are based on the 1% maximum sales charge and are not adjusted to reflect a maximum sales charge of 3% in effect from June 1, 2006 to December 31, 2008. If they were, the returns would be lower. Performance of the Class S shares prior to January 31, 2014 has not been adjusted to reflect the decrease in the maximum 12b-1 fee from 0.75% to 0.50%. If it had, those returns would be higher, except for the period from April 1, 2013 to January 30, 2014 during which a voluntary waiver of 0.25% of those fees was in effect. Performance of the Class I shares prior to January 31, 2014 (the inception date for Class I shares) is based on the Fund’s Class A share performance, restated to reflect that Class I shares are offered without a sales charge. Effective January 31, 2014, the Fund changed its investment strategies from investing primarily in U.S. government securities to investing in a variety of fixed income instruments. The performance information provided below for periods prior to January 31, 2014 relates to the Fund’s investment strategies that were in effect during such periods.

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Fund Inception: 1995

Annual Total Return for Class A Shares (%) as of December 31

During the ten-year period shown in the above bar chart, the highest return for a quarter was 1.97% (quarter ended September 30, 2007) and the lowest return for a quarter was -1.14% (quarter ended December 31, 2016).

Average Annual Total Return (%)

For the periods ended December 31, 2016	1 Year	5 Years	10 Years
Return Before Taxes: Class A	0.43	-0.03	1.94
Return After Taxes on Distributions: Class A	-0.37	-0.82	0.93
Return After Taxes on Distributions and Sale of Fund Shares: Class A*	0.24	-0.36	1.11
Return Before Taxes: Class S	1.46	-0.01	1.73
Return Before Taxes: Class I	1.91	0.37	2.14
Bloomberg Barclays 1-3 Year US Government/Credit Index (Reflects no deduction for fees, expenses or taxes)	1.28	0.92	2.44

* Return after taxes on distributions and sale of fund shares may be higher than return before taxes and/or return after taxes on distributions when a net capital loss occurs upon the redemption of fund shares.

After-tax returns are calculated using the historical highest applicable individual federal marginal income tax rates in effect during the relevant period and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class A shares and after-tax returns for other classes of shares will vary.

Management

Investment Adviser. Sentinel Asset Management, Inc. ("Sentinel") is the investment adviser to the Fund.

Portfolio Manager. Jason Doiron, portfolio manager and Head of Investments with Sentinel, has been a portfolio manager of the Fund since 2012.

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Purchase and Sale of Fund Shares

Investors may purchase or redeem Fund shares on any day that the New York Stock Exchange is open for business using the options and applicable contact information listed below. Investors who wish to purchase, exchange or redeem Fund shares through a broker-dealer should contact the broker-dealer directly.

By wire transfer: Contact the Fund at 800-282-3863	By mail: Sentinel Investments PO Box 55929 Boston, MA 02205-5929	By telephone: 1-800-282-FUND (3863). Redemptions by telephone are only permitted upon previously receiving appropriate authorization.	Online: If you already have an account and have elected to do so, you may purchase or redeem shares of the Fund by accessing the Fund's website at www.sentinelinvestments.com.

The minimum initial and subsequent investment amounts for various types of accounts are shown below, although we may reduce or waive the minimums in some cases.

	Retirement Accounts		All Other Accounts		Automatic Investment Plan
	Initial	Subsequent	Initial	Subsequent
Class A and S	$1,000	$50	$1,000	$50	$50

Class I shares are only available to institutional investors, with certain limited exceptions. There is a $1 million initial investment minimum for institutional investors, with certain exceptions.

Tax Information

Dividends and capital gain distributions you receive from the Fund may be subject to federal income taxes and may be taxed as ordinary income or capital gains. If you are a tax-exempt investor or are investing through a retirement plan you may be subject to federal income tax upon withdrawal from such tax deferred arrangements. In addition, dividends and capital gain distributions you receive from the Fund may also be subject to state and local taxes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

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Sentinel Multi-Asset Income Fund

Investment Objective

The Fund seeks a high level of current income, with a secondary objective of long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in shares of the Sentinel Funds that include Class A shares. More information about these and other discounts is available from your financial professional and in the section entitled "Share Classes" on page 82 of the Fund's prospectus and "How to Purchase Shares and Reduce Sales Charges" on page 44 of the Fund's statement of additional information.

Shareholder Fees (fees paid directly from your investment)

	Class A		Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.00%		None	None
Maximum Deferred Sales Charge (Load)(as a percentage of purchase price or redemption proceeds, whichever is less)	None	*	1.00%	None
Redemption Fees (as a percentage of amounts redeemed or exchanged within 30 days)	None		None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class I
Management Fee	0.53%	0.53%	0.53%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None
Other Expenses	0.23%	0.22%	0.26%
Acquired Fund Fees and Expenses@	0.19%	0.19%	0.19%
Total Annual Fund Operating Expenses	1.20%	1.94%	0.98%

* You pay a deferred sales charge of 1% on certain redemptions of Class A shares made within twelve months of purchase if you bought them without an initial sales charge as part of an investment of $1,000,000 or more.

@ "Acquired Fund Fees and Expenses" are expenses indirectly incurred by the Fund through its investments in one or more underlying funds, including money market funds. Because these costs are indirect, the Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets in the Fund's most recent annual report.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Class	1 Year	3 Years	5 Years	10 Years
Class A	$616	$862	$1,127	$1,882
Class C	297	609	1,047	2,264
Class I	100	312	542	1,201

You would pay the following expenses if you did not redeem your shares:

Class	1 Year	3 Years	5 Years	10 Years
Class C	$197	$609	$1,047	$2,264

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Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year the Fund's portfolio turnover rate was 228% of the average value of its portfolio.

Principal Investment Strategies

The Fund normally invests in a broad range of debt instruments and equity securities. Sentinel has broad discretion to allocate assets among asset classes in order to pursue the Fund's investment objective, and may shift the Fund's investments from one asset class to another based on Sentinel's analysis of the best opportunities for the Fund in a given market.

The debt instruments in which the Fund may invest include all varieties of fixed and floating rate instruments, including, without limitation, secured and unsecured bonds and mortgage-backed or other asset-backed securities. The debt instruments may be of any maturity and any credit quality, including high-yield (below investment-grade) bonds (sometimes called "junk bonds"). The Fund may invest up to 100% of its assets in debt instruments, and has the flexibility to invest exclusively in any one type of debt instrument, including junk bonds, or in any combination of debt instruments.

The Fund may invest in any stock or other equity security that Sentinel believes may assist the Fund in pursuing its investment objective, including common stocks of companies of any size or any market capitalization, preferred stock, utility stocks, publicly-traded real estate investment trusts ("REITs") securities and other equity trusts and partnership interests, including master limited partnerships. The Fund may invest up to 100% of its assets in equity securities, but no more than 70% of its assets in equity securities of non-U.S. companies. Currently, the Fund expects to invest no more than 40% of its assets in equity securities.

The Fund may purchase or sell "to be announced" or "TBA" securities, which usually are transactions in which the Fund buys or sells agency mortgage-backed securities ("MBS") on a forward commitment basis. In a TBA transaction, the seller of the agency MBS agrees on a sale price, but does not specify which particular securities will be delivered to the buyer on settlement day. Instead, only a few basic characteristics of the securities are agreed upon, such as the coupon rate and the face value. The Fund may engage in short sales of agency MBS that the Fund does not own, primarily as part of a TBA swap transaction. A TBA swap transaction involves an agreement to purchase one agency MBS and a simultaneous agreement to sell a different agency MBS.

Assets in which the Fund invests may be denominated in U.S. dollars or foreign currencies.

The Fund may invest in exchange-traded funds ("ETFs") in carrying out its investment strategies. At times, the Fund may have considerable exposure to ETFs, potentially a majority of the Fund’s assets may be invested in a combination of different ETFs.

The Fund may attempt to hedge various risks, such as interest rate, equity, credit and currency risk, using derivative instruments (e.g., exchange-traded futures and options, and other derivatives such as swaps, options on swaps, and interest rate caps and floors), and may use derivative instruments for other investment purposes such as replicating permitted investments, as long as such investments do not have the effect of leveraging portfolio risks. The Fund is not required to use hedging and may choose not to do so.

The Fund utilizes an active trading approach, which is expected to result in portfolio turnover greater than 100%.

The Fund may sell a security if it no longer meets the Fund's investment criteria, or for a variety of other reasons, such as to secure gains, limit losses, redeploy assets into opportunities believed to be more promising, or satisfy redemption requests, among others.

Principal Investment Risks

You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following is a summary description of the principal risks of investing in the Fund:

•	Asset Allocation Risk. The Fund's allocations to the various asset classes and market sectors could cause the Fund to underperform other funds with a similar investment objective.

31

•	Derivatives Risk. Derivative investments involve counterparty risk (the risk that the counterparty of the derivative transaction or clearing member used by the Fund to hold a cleared derivatives contract will be unable or unwilling to honor its financial obligation to the Fund), basis risk (the risk that the derivative instrument will not fully offset the underlying positions), and liquidity risk (the risk that the Fund cannot sell the derivative instrument because of an illiquid secondary market). In addition, the portfolio manager may incorrectly forecast the values of securities, currencies or interest rates or other economic factors in using derivatives for the Fund. Certain aspects of the tax treatment of derivative instruments, including swap agreements and commodity-linked derivative instruments, are currently unclear and may be affected by changes in legislation, regulations or other legally binding authority that could affect the character, timing and amount of the Fund's taxable income or gains and distributions.
•	ETF Risk. Owning an ETF generally reflects the risks of owning the underlying securities it is designed to track. ETFs typically trade on a securities exchange and their shares may, at times, trade at a premium or discount to their net asset values. In addition, an ETF may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting or number of instruments held by the ETF. Investing in ETFs, which are investment companies, may involve duplication of advisory fees and certain other expenses. The Fund will incur brokerage costs when purchasing and selling shares of ETFs.
•	General Fixed-Income Securities Risk. The market prices of bonds, including those issued by the U.S. government, go up as interest rates fall, and go down as interest rates rise. As a result, the net asset value of the Fund will fluctuate with conditions in the bond markets. Bonds with longer durations are generally more sensitive to interest rate changes than those with shorter durations. As of the date of this Prospectus, interest rates in the United States are near historic lows. If interest rates rise quickly, it may have a pronounced negative effect on the prices on the bonds held by the Fund. In the case of corporate bonds and commercial paper, values may fluctuate as perceptions of credit quality change. Fixed-income securities may be difficult to purchase and sell in adverse market conditions. In addition, corporate bonds may be downgraded or default. During periods of declining interest rates or for other reasons, bonds may be "called", or redeemed, by the bond issuer prior to the bond's maturity date, resulting in the Fund receiving payment earlier than expected. This may reduce the Fund's income if the proceeds are reinvested at a lower interest rate.
•	High Portfolio Turnover Risk. An active trading approach increases the Fund's costs and may reduce the Fund's performance. It may also increase the amount of capital gains tax that you have to pay on the Fund's returns.
•	Income Risk. Because the Fund can only distribute what it earns, the Fund's distributions to shareholders may decline when prevailing interest rates fall or when the Fund experiences defaults on debt securities it holds.
•	Lower-Quality Bonds Risk. Bonds with lower credit ratings are more speculative and likely to default than higher-quality bonds. Lower-rated bonds also tend to fluctuate more widely in value.
•	Mortgage-Backed Securities Risk. Mortgage-backed securities represent interests in "pools" of mortgages and are subject to certain additional risks. When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated causing the value of these securities to fall. This is known as extension risk. In addition, adjustable and fixed rate mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Fund because the Fund may have to reinvest that money at the lower prevailing interest rates. These securities also are subject to risk of default on the underlying mortgage, particularly during periods of economic downturn.
•	Preferred Stocks Risk. Preferred stock represents an equity or ownership interest in a company. Preferred stock normally pays dividends at a specified rate and has precedence over common stock in the event the issuer is liquidated or declares bankruptcy. However, in the event a company is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of such stocks to decline. Preferred stock is subject to many of the risks to which common stock and debt securities are subject.
•	Real Estate-Related Investments Risk. The Fund's investments in real estate investment trusts ("REITs") are subject to risks affecting real estate investments generally (including market conditions and changes in the value of the underlying property, competition, zoning laws and other regulations, property obsolescence, changes in interest rates and casualty to real estate), as well as risks specifically affecting REITs (the quality and skill of REIT management and the internal expenses of the REIT).
•	Sector Risk. Investments in a particular sector may trail returns from other economic sectors.
•	Short Sales Risk. Short sale transactions involving TBA securities involve leverage risk because they can result in investment exposure greater than the amount of the initial investment. Entering into a short position involves speculative exposure risk. If the price of the security increases between the date of the short sale and the date on which the Fund replaces the security, the Fund may incur a loss (without a limit).

32

•	Stock Market and Selection Risk. The stock market may go down in value, and may go down sharply and unpredictably. The stocks selected by the portfolio manager may underperform the stock market or other funds with similar investment objectives and investment strategies.
•	To-Be-Announced ("TBA") Securities Risk. In a TBA securities transaction, the Fund commits to purchase certain securities for a fixed price at a future date. TBA securities include when-issued and delayed delivery securities and forward commitments. TBA securities involve the risk that the security the Fund buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security's price.
•	Utilities Industry Risk. Utility company equity securities, to the extent they are purchased for their dividend yield, historically have been sensitive to interest rate movements. In addition, utility companies are subject to state and federal regulation, both respect to rates and operations, and face the potential for increased costs due to additional regulation and litigation.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for 1, 5 and 10 years compare with those of broad measures of market performance. The bar chart shows changes in the Fund's performance for Class A shares for each calendar year over a ten-year period. Sales charges are not reflected in the bar chart. If sales charges were reflected, returns would be less than those shown. However, the table includes, for share classes with a sales charge, the effect of the maximum sales charge, including any contingent deferred sales charge that would apply to a redemption at the end of the period. How the Fund performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated information on the Fund's results can be obtained by visiting www.sentinelinvestments.com.

Performance of the Class A shares prior to June 30, 2012, has not been adjusted to reflect the decrease in the maximum 12b-1 fee from 0.30% to 0.25%. If it had, those returns would be higher.  Performance of the Class I shares prior to December 17, 2010 (the inception date for the Class I shares) is based on the Fund’s Class A share performance, restated to reflect that Class I shares are offered without a sales charge.  Effective July 1, 2014, the Fund changed its investment strategies. The performance information provided below for periods prior to July 1, 2014 relates to the Fund’s investment strategies that were in effect during such periods.

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Fund Inception: 2003

Annual Total Return for Class A Shares (%) as of December 31

During the ten-year period shown in the above bar chart, the highest return for a quarter was 7.66% (quarter ended September 30, 2009) and the lowest return for a quarter was -10.97% (quarter ended December 31, 2008).

Average Annual Total Return (%)

For the periods ended December 31, 2016	1 Year	5 Years	10 Years
Return Before Taxes: Class A	2.21	4.93	4.29
Return After Taxes on Distributions: Class A	0.60	3.27	3.03
Return After Taxes on Distributions and Sale of Fund Shares: Class A*	1.33	3.39	3.02
Return Before Taxes: Class C	5.88	5.24	4.03
Return Before Taxes: Class I	7.85	6.25	4.95
Standard & Poor's 500 Index (Reflects no deduction for fees, expenses or taxes)	11.96	14.66	6.95
Bloomberg Barclays US Aggregate Bond Index (Reflects no deduction for fees, expenses or taxes)[1]	2.65	2.23	4.34

* Return after taxes on distributions and sale of fund shares may be higher than return before taxes and/or return after taxes on distributions when a net capital loss occurs upon the redemption of fund shares.

1 The Bloomberg Barclays US Aggregate Bond Index measures the U.S. investment grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The Fund compares its performance to this index because the Fund's investment strategy may include investments in the asset classes that comprise the index.

After-tax returns are calculated using the historical highest applicable individual federal marginal income tax rates in effect during the relevant period and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class A shares and after-tax returns for other classes of shares will vary.

Management

Investment Adviser. Sentinel Asset Management, Inc. ("Sentinel") is the investment adviser to the Fund.

Portfolio Manager. Jason Doiron, portfolio manager and Head of Investments with Sentinel, has been a portfolio manager of the Fund since 2009.

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Purchase and Sale of Fund Shares

Investors may purchase or redeem Fund shares on any day that the New York Stock Exchange is open for business using the options and applicable contact information listed below. Investors who wish to purchase, exchange or redeem Fund shares through a broker-dealer should contact the broker-dealer directly.

By wire transfer: Contact the Fund at 800-282-3863	By mail: Sentinel Investments PO Box 55929 Boston, MA 02205-5929	By telephone: 1-800-282-FUND (3863). Redemptions by telephone are only permitted upon previously receiving appropriate authorization.	Online: If you already have an account and have elected to do so, you may purchase or redeem shares of the Fund by accessing the Fund's website at www.sentinelinvestments.com.

The minimum initial and subsequent investment amounts for various types of accounts are shown below, although we may reduce or waive the minimums in some cases.

	Retirement Accounts		All Other Accounts		Automatic Investment Plan
	Initial	Subsequent	Initial	Subsequent
Classes A and C	$1,000	$50	$1,000	$50	$50

Class I shares are only available to institutional investors, with certain limited exceptions. There is a $1 million initial investment minimum for institutional investors, with certain exceptions.

Tax Information

Dividends and capital gain distributions you receive from the Fund may be subject to federal income taxes and may be taxed as ordinary income or capital gains. If you are a tax-exempt investor or are investing through a retirement plan you may be subject to federal income tax upon withdrawal from such tax deferred arrangements. In addition, dividends and capital gain distributions you receive from the Fund may also be subject to state and local taxes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

35

Sentinel Small Company Fund

Investment Objective

The Fund seeks growth of capital.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in shares of the Sentinel Funds that include Class A shares. More information about these and other discounts is available from your financial professional and in the section entitled "Share Classes" on page 82 of the Fund's prospectus and "How to Purchase Shares and Reduce Sales Charges" on page 44 of the Fund's statement of additional information.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class C	Class I	Class R6
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.00%	None	None	None
Maximum Deferred Sales Charge (Load)(as a percentage of purchase price or redemption proceeds, whichever is less)	None*	1.00%	None	None
Redemption Fees (as a percentage of amounts redeemed or exchanged within 30 days)	2.00%	2.00%	2.00%	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class I	Class R6
Management Fee	0.67%	0.67%	0.67%	0.67%
Distribution and/or Service (12b-1) Fees	0.25%+	1.00%	None	None
Other Expenses	0.29%	0.28%	0.22%	0.32%
Acquired Fund Fees and Expenses@	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	1.22%	1.96%	0.90%	1.00%
Fee Waiver and/or Expense Reimbursement**	None	None	None	(0.26)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement**	1.22%	1.96%	0.90%	0.74%

* You pay a deferred sales charge of 1% on certain redemptions of Class A shares made within twelve months of purchase if you bought them without an initial sales charge as part of an investment of $1,000,000 or more.

+ 12b-1 fees have been restated from fiscal year amounts to reflect the maximum fee payable under the applicable distribution plan for such share class. 12b-1 fees are not assessed with respect to shares owned by NLV Financial Corporation or an affiliate ("NLVFin"), which may result in an overall distribution fee charged to all shareholders of less than the maximum for so long as the NLVFin investment is maintained.

@ "Acquired Fund Fees and Expenses" are expenses indirectly incurred by the Fund through its investments in one or more underlying funds, including money market funds. Because these costs are indirect, the Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets in the Fund's most recent annual report.

** The Fund's investment advisor has contractually agreed, effective March 30, 2017, to waive fees and/or reimburse certain expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding Acquired Fund Fees and Expenses) for Class R6 shares, on an annualized basis, to 0.73% of average daily net assets attributable to Class R6 shares through March 31, 2018. The Fund may have to repay some of these waivers and reimbursements to the Fund’s investment adviser in the following two years. This agreement may be terminated upon 90 days' notice by a majority of the non-interested directors of the Fund.

36

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Class	1 Year	3 Years	5 Years	10 Years
Class A	$618	$868	$1,137	$1,903
Class C	299	615	1,057	2,285
Class I	92	287	498	1,108
Class R6	102	318	552	1,225

You would pay the following expenses if you did not redeem your shares:

Class	1 Year	3 Years	5 Years	10 Years
Class C	$199	$615	$1,057	$2,285

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year the Fund's portfolio turnover rate was 61% of the average value of its portfolio.

Principal Investment Strategies

The Fund normally invests at least 80% of its net assets in small-capitalization companies. For this purpose, small capitalization companies are companies that have, at the time of purchase, market capitalizations of less than $4 billion. For these purposes the market cap is determined at the time of purchase. The Fund seeks to invest primarily in common stocks of small companies that Sentinel believes are high quality, have superior business models, solid management teams, sustainable growth potential and are attractively valued. The Fund may invest without limitation in foreign securities, although only where the securities are trading in the U.S. or Canada and only where trading is denominated in U.S. or Canadian dollars.

Up to 25% of the Fund's assets may be invested in securities within a single industry. The Fund attempts to be well-balanced across major economic sectors. Although the Fund may invest in any economic sector, at times it may emphasize one or more particular sectors.

At times the Fund may have less than 80% of its investments in companies with a market cap of less than $4 billion due to market appreciation.

The Fund would typically sell a security if the portfolio managers believe it is overvalued, if the original investment premise is no longer true, if the holding size exceeds the portfolio managers' company or sector weighting guidelines and/or to take advantage of a more attractive investment opportunity. The Fund may also sell a partial position in a security in order to manage the size of the position. A security may also be sold to meet redemptions.

Principal Investment Risks

You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following is a summary description of the principal risks of investing in the Fund:

•	General Foreign Securities Risk. Investments in foreign securities may be affected unfavorably by changes in currency rates or exchange control regulations, or political and/or social instability in a particular foreign country or region.

37

•	Illiquid Securities Risk. Securities held by the Fund that are not deemed to be illiquid at the time of purchase may become illiquid. The Fund will not be able to readily resell illiquid securities. The inability to sell these securities at the most opportune time may negatively affect the Fund's net asset value.
•	Investment Style Risk. The Fund's growth style of investing may be out of favor at any particular time. The stocks of growth companies may be more sensitive to investor perceptions about company earnings than other stocks and may be more volatile than the market in general.
•	Sector Risk. Investments in a particular sector may trail returns from other economic sectors.
•	Stock Market and Selection Risk. The stock market may go down in value, and may go down sharply and unpredictably. The stocks selected by the portfolio manager may underperform the stock market or other funds with similar investment objectives and investment strategies.
•	Stocks of Smaller Companies Risk. The stocks of small- and/or mid-capitalization companies in which the Fund invests typically involve more risk than the stocks of larger companies. These smaller companies may have more limited financial resources and product lines, and may have less seasoned managers. In addition, these stocks may trade less frequently and in lower share volumes, making them subject to wider price fluctuations.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for 1, 5 and 10 years compare with those of a broad measure of market performance. The bar chart shows changes in the Fund's performance for Class A shares for each calendar year over a ten-year period. Sales charges are not reflected in the bar chart. If sales charges were reflected, returns would be less than those shown. However, the table includes, for share classes with a sales charge, the effect of the maximum sales charge, including any contingent deferred sales charge that would apply to a redemption at the end of the period. How the Fund performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated information on the Fund's results can be obtained by visiting www.sentinelinvestments.com.

Performance of the Class A shares prior to March 30, 2016, has not been adjusted to reflect the decrease in the maximum 12b-1 fee from 0.30% to 0.25%. If it had, those returns would be higher. Class I share performance prior to May 4, 2007 (the inception date for the Class I shares) is based on the Fund’s Class A share performance, restated to reflect that Class I shares are offered without a sales charge. Performance of the Class R6 shares prior to December 23, 2014 (the inception date for the Class R6 shares) is based on the Fund’s Class A share performance, restated to reflect that Class R6 shares are offered without a sales charge.

38

Fund Inception: 1993

Annual Total Return for Class A Shares (%) as of December 31

During the ten-year period shown in the above bar chart, the highest return for a quarter was 15.93% (quarter ended September 30, 2009) and the lowest return for a quarter was -24.08% (quarter ended December 31, 2008).

Average Annual Total Return (%)

For the periods ended December 31, 2016	1 Year	5 Years	10 Years
Return Before Taxes: Class A	13.30	12.16	7.67
Return After Taxes on Distributions: Class A	11.16	7.57	5.12
Return After Taxes on Distributions and Sale of Fund Shares: Class A*	9.32	9.21	5.95
Return Before Taxes: Class C	17.51	12.51	7.40
Return Before Taxes: Class I	19.68	13.69	8.64
Return Before Taxes: Class R6	19.74	13.53	8.34
Russell 2000® Index (Reflects no deduction for fees, expenses or taxes)	21.31	14.46	7.07

* Return after taxes on distributions and sale of fund shares may be higher than return before taxes and/or return after taxes on distributions when a net capital loss occurs upon the redemption of fund shares.

After-tax returns are calculated using the historical highest applicable individual federal marginal income tax rates in effect during the relevant period and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class A shares and after-tax returns for other classes of shares will vary.

Management

Investment Adviser. Sentinel Asset Management, Inc. ("Sentinel") is the investment adviser to the Fund.

Portfolio Manager. Jason Ronovech, portfolio manager with Sentinel, has been a portfolio manager of the Fund since 2013.

39

Purchase and Sale of Fund Shares

Investors may purchase or redeem Fund shares on any day that the New York Stock Exchange is open for business using the options and applicable contact information listed below. Investors who wish to purchase, exchange or redeem Fund shares through a broker-dealer should contact the broker-dealer directly.

By wire transfer: Contact the Fund at 800-282-3863	By mail: Sentinel Investments PO Box 55929 Boston, MA 02205-5929	By telephone: 1-800-282-FUND (3863). Redemptions by telephone are only permitted upon previously receiving appropriate authorization.	Online: If you already have an account and have elected to do so, you may purchase or redeem shares of the Fund by accessing the Fund's website at www.sentinelinvestments.com.

The minimum initial and subsequent investment amounts for various types of accounts are shown below, although we may reduce or waive the minimums in some cases.

	Retirement Accounts		All Other Accounts		Automatic Investment Plan
	Initial	Subsequent	Initial	Subsequent
Classes A and C	$1,000	$50	$1,000	$50	$50

Class I shares are only available to institutional investors, with certain limited exceptions. There is a $1 million initial investment minimum for institutional investors, with certain exceptions.

Class R6 shares are available to certain employer sponsored group retirement and group 529 college savings plans; registered investment companies; institutions, trusts and foundations with a $1 million initial investment; and certain fee-based advisory programs.

Tax Information

Dividends and capital gain distributions you receive from the Fund may be subject to federal income taxes and may be taxed as ordinary income or capital gains. If you are a tax-exempt investor or are investing through a retirement plan you may be subject to federal income tax upon withdrawal from such tax deferred arrangements. In addition, dividends and capital gain distributions you receive from the Fund may also be subject to state and local taxes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

40

Sentinel Sustainable Core Opportunities Fund

Investment Objective

The Fund seeks long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in shares of the Sentinel Funds that include Class A shares. More information about these and other discounts is available from your financial professional and in the section entitled "Share Classes" on page 82 of the Fund's prospectus and "How to Purchase Shares and Reduce Sales Charges" on page 44 of the Fund's statement of additional information.

Shareholder Fees (fees paid directly from your investment)

	Class A		Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.00%		None
Maximum Deferred Sales Charge (Load)(as a percentage of purchase price or redemption proceeds, whichever is less)	None	*	None
Redemption Fees (as a percentage of amounts redeemed or exchanged within 30 days)	None		None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class I
Management Fee	0.70%	0.70%
Distribution and/or Service (12b-1) Fees	0.25%	None
Other Expenses	0.23%	0.21%
Total Annual Fund Operating Expenses	1.18%	0.91%

* You pay a deferred sales charge of 1% on certain redemptions of Class A shares made within twelve months of purchase if you bought them without an initial sales charge as part of an investment of $1,000,000 or more.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Class	1 Year	3 Years	5 Years	10 Years
Class A	$614	$856	$1,117	$1,860
Class I	93	290	504	1,120

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year the Fund's portfolio turnover rate was 33% of the average value of its portfolio.

41

Principal Investment Strategies

The Fund normally invests at least 65% of its net assets in stocks of well-established U.S. companies, typically those above $5 billion in market capitalization.

Sentinel's investment philosophy centers on building a diverse portfolio consisting largely of securities of high quality companies with a positive multi-year outlook offered at attractive valuation levels, based on a number of metrics, including value relative to its history, peers and/or the market over time. The Fund may also invest in stocks with the potential to provide current income, growth of income and relatively low risk as compared to the stock market as a whole when consistent with the Fund's investment objective.

Up to 25% of the Fund's assets may be invested in securities within a single industry. Although the Fund may invest in any economic sector, at times it may emphasize one or more particular sectors. Sentinel has a preference for companies that earn above-average rates of return on capital and that generate free cash flow. Additionally, earnings revision trends are important. The Fund may invest in foreign securities.

The Fund may sell a security if the fundamentals of the company are deteriorating or the original investment premise is no longer valid, the stock is trading meaningfully higher than what the portfolio manager believes is a fair valuation, to manage the size of the holding or the sector weighting and/or to take advantage of a more attractive investment opportunity, and to meet redemptions. A security will also be sold if it is determined that it no longer meets the environmental, social and/or corporate governance performance criteria.

Sustainable and Responsible Investing. The Fund employs a process of environmental, social and corporate governance ("ESG") screening that is overseen by Sentinel's in-house sustainable research department. While no investment is ever made solely based on the qualitative criteria alone, the Fund believes sustainable screening provides a unique and more comprehensive view of the companies it considers for investment. Generally, companies are eliminated from investment consideration if they produce tobacco or tobacco products or alcoholic beverages; generate nuclear power or supply nuclear facilities with industry specific components, as a primary line of business; have material interests in the manufacture of weapons or weapons-specific components; are involved in gambling as a main line of business; and/or lack diversity at the level of the board of directors/senior management. The Fund favors companies that publish and enforce codes of conduct and vendor standards; promote equal opportunity, diversity and good employee relations; are sensitive to community concerns; seek alternatives to animal testing when not required by law; and/or have minimal impact on the environment and engage in proactive environmental initiatives.

Sentinel may, in its discretion, choose to apply additional screens, modify the application of the screens listed above or vary the application of the screens listed above to the Funds' investments at any time without shareholder approval.

For additional information on the environmental, social and governance screening process used by the Fund, please see "Additional Information About Each Fund – Investment Objectives and Strategies – Sentinel Sustainable Core Opportunities Fund – Principal Investment Strategies" at page 66 of the Prospectus.

Principal Investment Risks

You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following is a summary description of the principal risks of investing in the Fund:

•	Foreign Banks and Securities Depositories Risk. Some foreign banks and securities depositories in which the Fund generally holds its foreign securities may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight over their operations. Also, the laws of certain countries may put limits on the Fund's ability to recover its assets if a foreign bank, depository or issuer of a security, or any of their agents, goes bankrupt.
•	General Foreign Securities Risk. Investments in foreign securities may be affected unfavorably by changes in currency rates or exchange control regulations, or political and/or social instability in a particular foreign country or region.
•	Investment Style Risk. The Fund uses a "blend" strategy to invest in both growth and value stocks, and/or in stocks with characteristics of both. This strategy may be out of favor at any particular time. The prices of growth stocks may fall dramatically if the company fails to meet earnings or revenue projections. The prices of value stocks may lag the stock market for long periods of time if the market fails to recognize the company's intrinsic worth.
•	Sector Risk. Investments in a particular sector may trail returns from other economic sectors.

42

•	Stock Market and Selection Risk. The stock market may go down in value, and may go down sharply and unpredictably. The stocks selected by the portfolio manager may underperform the stock market or other funds with similar investment objectives and investment strategies.
•	Sustainable/Responsible Investing Risk. The Fund's environmental, social and corporate governance criteria may cause the Fund to forgo opportunities to buy certain securities, and/or forgo opportunities to gain exposure to certain industries, sectors, regions and countries. In addition, the Fund may be required to sell a security when it might otherwise be disadvantageous for it to do so.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for 1, 5 and 10 years compare with those of a broad measure of market performance. The bar chart shows changes in the Fund's performance for Class A shares for each calendar year over a ten-year period. Sales charges are not reflected in the bar chart. If sales charges were reflected, returns would be less than those shown. However, the table includes, for share classes with a sales charge, the effect of the maximum sales charge, including any contingent deferred sales charge that would apply to a redemption at the end of the period. How the Fund performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated information on the Fund's results can be obtained by visiting www.sentinelinvestments.com.

The Sentinel Sustainable Core Opportunities Fund, which began operations on April 4, 2008, is a successor to the Citizens Value Fund, which was a successor to the Meyers Pride Value Fund, which began operations on June 13, 1996. Performance for the Class A shares of the Fund from September 24, 2001 to April 4, 2008 is based on the performance of the Standard shares of the predecessor Citizens Value Fund, which was offered without a sales charge and reflects the current maximum sales charge. Performance of the Class A shares from their inception on April 4, 2008 to June 29, 2012, has not been adjusted to reflect the lower maximum 12b-1 fee in effect prior to April 4, 2008 or the decrease in the maximum 12b-1 fee, effective June 30, 2012, from 0.30% to 0.25%. If it had, those returns would be higher.  Performance of the Class I shares from March 31, 2006 to April 4, 2008 (the inception date for the Class I shares) is based on the performance of the Institutional shares of the Citizens Value Fund, which had different expenses but substantially similar investment risks.

43

Fund Inception: 1996 (the inception of the Fund's predecessor)

Annual Total Return for Class A Shares (%) as of December 31

During the ten-year period shown in the above bar chart, the highest return for a quarter was 19.35% (quarter ended June 30, 2009) and the lowest return for a quarter was -23.51% (quarter ended December 31, 2008).

Average Annual Total Return (%)

For the periods ended December 31, 2016	1 Year	5 Years	10 Years
Return Before Taxes: Class A	4.18	11.26	4.57
Return After Taxes on Distributions: Class A	3.72	10.90	4.37
Return After Taxes on Distributions and Sale of Fund Shares: Class A	2.75	8.96	3.63
Return Before Taxes: Class I	10.02	12.71	5.49
Standard & Poor's 500 Index (Reflects no deduction for fees, expenses or taxes)	11.96	14.66	6.95

After-tax returns are calculated using the historical highest applicable individual federal marginal income tax rates in effect during the relevant period and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class A shares and after-tax returns for other classes of shares will vary.

Management

Investment Adviser. Sentinel Asset Management, Inc. ("Sentinel") is the investment adviser to the Fund.

Portfolio Manager. Helena Ocampo, portfolio manager with Sentinel, has been a portfolio manager of the Fund since 2008.

Purchase and Sale of Fund Shares

Investors may purchase or redeem Fund shares on any day that the New York Stock Exchange is open for business using the options and applicable contact information listed below. Investors who wish to purchase, exchange or redeem Fund shares through a broker-dealer should contact the broker-dealer directly.

44

By wire transfer: Contact the Fund at 800-282-3863	By mail: Sentinel Investments PO Box 55929 Boston, MA 02205-5929	By telephone: 1-800-282-FUND (3863). Redemptions by telephone are only permitted upon previously receiving appropriate authorization.	Online: If you already have an account and have elected to do so, you may purchase or redeem shares of the Fund by accessing the Fund's website at www.sentinelinvestments.com.

The minimum initial and subsequent investment amounts for various types of accounts are shown below, although we may reduce or waive the minimums in some cases.

	Retirement Accounts		All Other Accounts		Automatic Investment Plan
	Initial	Subsequent	Initial	Subsequent
Class A	$1,000	$50	$1,000	$50	$50

Class I shares are only available to institutional investors, with certain limited exceptions. There is a $1 million initial investment minimum for institutional investors, with certain exceptions.

Tax Information

Dividends and capital gain distributions you receive from the Fund may be subject to federal income taxes and may be taxed as ordinary income or capital gains. If you are a tax-exempt investor or are investing through a retirement plan you may be subject to federal income tax upon withdrawal from such tax deferred arrangements. In addition, dividends and capital gain distributions you receive from the Fund may also be subject to state and local taxes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

45

Sentinel Total Return Bond Fund

Investment Objective

The Fund seeks maximum investment return through a combination of current income and capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in shares of the Sentinel Funds that include Class A shares. More information about these and other discounts is available from your financial professional and in the section entitled "Share Classes" on page 82 of the Fund's prospectus and "How to Purchase Shares and Reduce Sales Charges" on page 44 of the Fund's statement of additional information.

Shareholder Fees (fees paid directly from your investment)

	Class A		Class C	Class I	Class R3	Class R6
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	2.25%		None	None	None	None
Maximum Deferred Sales Charge (Load)(as a percentage of purchase price or redemption proceeds, whichever is less)	None	*	1.00%	None	None	None
Redemption Fees (as a percentage of amounts redeemed or exchanged within 30 days)	None		None	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class I	Class R3	Class R6
Management Fee	0.53%	0.53%	0.53%	0.53%	0.53%
Distribution and/or Service (12b-1) Fees	0.20%	1.00%	None	0.50%+	None
Other Expenses	0.37%	0.23%	0.24%	2.41%	2.40%
Acquired Fund Fees and Expenses@	0.07%	0.07%	0.07%	0.07%	0.07%
Total Annual Fund Operating Expenses	1.17%#	1.83%#	0.84%#	3.51%#	3.00%#
Fee Waiver and/or Expense Reimbursement**	(0.21)%	None	None	(2.25)%	(2.24)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement**	0.96%	1.83%	0.84%	1.26%	0.76%

* You pay a deferred sales charge of 0.50% on certain redemptions of Class A shares made within twelve months of purchase if you bought them without an initial sales charge as part of an investment of $500,000 or more.

+ 12b-1 fees have been restated from fiscal year amounts to reflect the maximum fee payable under the applicable distribution plan for such share class. 12b-1 fees are not assessed with respect to shares owned by NLV Financial Corporation or an affiliate ("NLVFin"), which may result in an overall distribution fee charged to all shareholders of less than the maximum for so long as the NLVFin investment is maintained.

@ "Acquired Fund Fees and Expenses" are expenses indirectly incurred by the Fund through its investments in one or more underlying funds, including money market funds. Because these costs are indirect, the Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets in the Fund's most recent annual report.

# Total Annual Fund Operating Expenses have been restated to reflect current fees.

** The Fund's investment advisor has contractually agreed, effective March 30, 2017, to waive fees and/or reimburse certain expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding Acquired Fund Fees and Expenses) for Class A shares, on an annualized basis, to 0.89% of average daily net assets attributable to Class A shares through March 31, 2018. In addition, the Fund's investment advisor has contractually agreed, effective March 30, 2017, to waive fees and/or reimburse certain expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding Acquired Fund Fees and Expenses) for Class R6 shares, on an annualized basis, to 0.69% of average daily net assets attributable to Class R6 shares through March 31, 2018, and to waive fees and/or reimburse certain expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding Acquired Fund Fees and Expenses) for Class R3 shares, on an annualized basis, to 1.19% of average daily net assets attributable to Class R3 shares through March 31, 2018. The Fund may have to repay some of these waivers and reimbursements to the Fund’s investment adviser in the following two years. Each of these agreements may be terminated upon 90 days' notice by a majority of the non-interested directors of the Fund.

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Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Class	1 Year	3 Years	5 Years	10 Years
Class A	$342	$588	$854	$1,613
Class C	286	576	990	2,148
Class I	86	268	466	1,037
Class R3	354	1,077	1,822	3,783
Class R6	303	927	1,577	3,318

You would pay the following expenses if you did not redeem your shares:

Class	1 Year	3 Years	5 Years	10 Years
Class C	$186	$576	$990	$2,148

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year the Fund's portfolio turnover rate was 240% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing in fixed-income securities and in related derivatives, such as interest rate, credit, equity and foreign currency derivatives (futures, options, swaps, options on swaps, and caps and floors). The Fund invests primarily in investment-grade bonds. At least 80% of the Fund's assets will normally be invested in the following types of bonds and related derivatives:

1. Corporate bonds of varying maturities issued by various U.S. and non-U.S. private-sector entities denominated in U.S. dollars and foreign currencies;

2. Debt securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, including mortgage-backed securities, and by non-U.S. sovereign and quasi-sovereign entities; and

3. Taxable or tax-exempt municipal securities.

The Fund may invest in securities of any duration. Duration is a mathematical concept that measures a fixed income security's sensitivity to interest rate changes. The value of a fixed-income security with a positive duration will decline if interest rates increase. The longer the portfolio's duration, the more sensitive it is to changes in interest rates. For example, the value of a portfolio with a duration of five years would be expected to fall approximately five percent if interest rates rose by one percentage point and a portfolio with a duration of two years would be expected to fall approximately two percent if interest rates rose by one percentage point.

The Fund may invest up to 50% of its assets in below investment-grade bonds. Below investment-grade bonds are sometimes called "junk bonds".

The Fund may invest in exchange-traded funds ("ETFs") in carrying out its investment strategies. The Fund considers investments in bond ETFs (ETFs whose underlying portfolio consists of debt instruments) as investments in fixed income instruments. At times, the Fund may have considerable exposure to ETFs.

The Fund may also purchase or sell "to be announced" or "TBA" securities, which usually are transactions in which the Fund buys or sells agency mortgage-backed securities ("MBS") on a forward commitment basis. In a TBA transaction, the seller of the agency MBS agrees on a sale price, but does not specify which particular securities will be delivered to the buyer on settlement day. Instead, only a few basic characteristics of the securities are agreed upon, such as the coupon rate and the face value. The Fund may engage in short sales of agency MBS that the Fund does not own, primarily as part of a TBA swap transaction. A TBA swap transaction involves an agreement to purchase one agency MBS and a simultaneous agreement to sell a different agency MBS.

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Up to 25% of the Fund's net assets may be invested in securities within a single industry.

The Fund may use derivative instruments (e.g., exchange-traded derivatives such as futures and options, and other derivatives such as swap agreements, options on swaps and interest rate caps and floors) in order to hedge various risks, such as interest rate, credit and currency risk. The Fund may use derivative instruments for other investment purposes, such as replicating permitted investments, as long as such investments do not have the effect of leveraging portfolio risks. The Fund is not required to use hedging and may choose not to do so.

The Fund may sell a security if the security is overvalued on a relative basis compared to other securities available in the market, if the fundamentals of the company are deteriorating, or for duration management purposes. The Fund may also sell a security to meet redemptions.

The Fund utilizes an active trading approach, which is expected to result in portfolio turnover greater than 100%.

Principal Investment Risks

You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following is a summary description of the principal risks of investing in the Fund:

•	Derivatives Risk. Derivative investments involve counterparty risk (the risk that the counterparty of the derivative transaction or clearing member used by the Fund to hold a cleared derivatives contract will be unable or unwilling to honor its financial obligation to the Fund), basis risk (the risk that the derivative instrument will not fully offset the underlying positions), and liquidity risk (the risk that the Fund cannot sell the derivative instrument because of an illiquid secondary market). In addition, the portfolio manager may incorrectly forecast the values of securities, currencies or interest rates or other economic factors in using derivatives for the Fund. Certain aspects of the tax treatment of derivative instruments, including swap agreements and commodity-linked derivative instruments, are currently unclear and may be affected by changes in legislation, regulations or other legally binding authority that could affect the character, timing and amount of the Fund's taxable income or gains and distributions.
•	ETF Risk. Owning an ETF generally reflects the risks of owning the underlying securities it is designed to track. ETFs typically trade on a securities exchange and their shares may, at times, trade at a premium or discount to their net asset values. In addition, an ETF may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting or number of instruments held by the ETF. Investing in ETFs, which are investment companies, may involve duplication of advisory fees and certain other expenses. The Fund will incur brokerage costs when purchasing and selling shares of ETFs.
•	Foreign Banks and Securities Depositories Risk. Some foreign banks and securities depositories in which the Fund generally holds its foreign securities may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight over their operations. Also, the laws of certain countries may put limits on the Fund's ability to recover its assets if a foreign bank, depository or issuer of a security, or any of their agents, goes bankrupt.
•	General Fixed-Income Securities Risk. The market prices of bonds, including those issued by the U.S. government, go up as interest rates fall, and go down as interest rates rise. As a result, the net asset value of the Fund will fluctuate with conditions in the bond markets. Bonds with longer durations are generally more sensitive to interest rate changes than those with shorter durations. As of the date of this Prospectus, interest rates in the United States are near historic lows. If interest rates rise quickly, it may have a pronounced negative effect on the prices on the bonds held by the Fund. In the case of corporate bonds and commercial paper, values may fluctuate as perceptions of credit quality change. Fixed-income securities may be difficult to purchase and sell in adverse market conditions. In addition, corporate bonds may be downgraded or default. During periods of declining interest rates or for other reasons, bonds may be "called", or redeemed, by the bond issuer prior to the bond's maturity date, resulting in the Fund receiving payment earlier than expected. This may reduce the Fund's income if the proceeds are reinvested at a lower interest rate.
•	General Foreign Securities Risk. Investments in foreign securities may be affected unfavorably by changes in currency rates or exchange control regulations, or political or social instability in the particular foreign country or region. The Fund is not required to hedge against changes in foreign currency exchange rates.
•	Government Securities Risk. Economic, business, or political developments may affect the ability of government-sponsored guarantors to repay principal and to make interest payments on the securities in which the Fund invests. In addition, certain of these securities, including those issued or guaranteed by FNMA and FHLMC, are not backed by the full faith and credit of the U.S. government.

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•	High Portfolio Turnover Risk. An active trading approach increases the Fund's costs and may reduce the Fund's performance. It may also increase the amount of capital gains tax that you have to pay on the Fund's returns.
•	Lower-Quality Bonds Risk. Bonds with lower credit ratings are more speculative and likely to default than higher-quality bonds. Lower-rated bonds also tend to fluctuate more widely in value.
•	Mortgage-Backed Securities Risk. Mortgage-backed securities represent interests in "pools" of mortgages and are subject to certain additional risks. When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated causing the value of these securities to fall. This is known as extension risk. In addition, adjustable and fixed rate mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Fund because the Fund may have to reinvest that money at the lower prevailing interest rates. These securities also are subject to risk of default on the underlying mortgage, particularly during periods of economic downturn.
•	Municipal Securities Risk. Municipal securities can be significantly affected by political changes as well as uncertainties in the municipal market related to taxation, legislative changes, or the rights of municipal security holders.
•	Short Sales Risk. Short sale transactions involving TBA securities involve leverage risk because they can result in investment exposure greater than the amount of the initial investment. Entering into a short position involves speculative exposure risk. If the price of the security increases between the date of the short sale and the date on which the Fund replaces the security, the Fund may incur a loss (without a limit).
•	To-Be-Announced ("TBA") Securities Risk. In a TBA securities transaction, the Fund commits to purchase certain securities for a fixed price at a future date. TBA securities include when-issued and delayed delivery securities and forward commitments. TBA securities involve the risk that the security the Fund buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security's price.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for 1 year, 5 years and since inception compare with those of a broad measure of market performance. The bar chart shows the Fund's performance for Class A shares for each calendar year since inception. Sales charges are not reflected in the bar chart. If sales charges were reflected, returns would be less than those shown. However, the table includes, for share classes with a sales charge, the effect of the maximum sales charge, including any contingent deferred sales charge that would apply to a redemption at the end of the period. How the Fund performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated information on the Fund's results can be obtained by visiting www.sentinelinvestments.com.

Performance of the Class R3 shares prior to December 23, 2014 (the inception date for the Class R3 shares) is based on the Fund's Class A share performance, restated to reflect that Class R3 shares are offered without a sales charge and adjusted for Class R3's estimated higher expenses. Performance of the Class R6 shares prior to December 23, 2014 (the inception date for the Class R6 shares) is based on the Fund's Class A share performance, restated to reflect that Class R6 shares are offered without a sales charge.

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Fund Inception: 2010

Annual Total Return for Class A Shares (%) as of December 31

During the period(s) shown in the above bar chart, the highest return for a quarter was 3.61% (quarter ended September 30, 2012) and the lowest return for a quarter was -2.35% (quarter ended December 31, 2016).

Average Annual Total Return (%)

For the periods ended December 31, 2016	1 Year	5 Years	Since Inception (December 17, 2010)
Return Before Taxes: Class A	0.14	2.83	3.40
Return After Taxes on Distributions: Class A	-0.84	1.62	2.10
Return After Taxes on Distributions and Sale of Fund Shares: Class A*	0.08	1.69	2.10
Return Before Taxes: Class C	0.62	2.64	3.21
Return Before Taxes: Class I	2.63	3.46	3.94
Return Before Taxes: Class R3	2.49	3.02	3.49
Return Before Taxes: Class R6	2.69	3.40	3.87
Barclays US Aggregate Bond Index (Reflects no deduction for fees, expenses or taxes)	2.65	2.23	3.31

* Return after taxes on distributions and sale of fund shares may be higher than return before taxes and/or return after taxes on distributions when a net capital loss occurs upon the redemption of fund shares.

After-tax returns are calculated using the historical highest applicable individual federal marginal income tax rates in effect during the relevant period and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class A shares and after-tax returns for other classes of shares will vary.

Management

Investment Adviser. Sentinel Asset Management, Inc. ("Sentinel") is the investment adviser to the Fund.

Portfolio Manager. Jason Doiron, portfolio manager and Head of Investments with Sentinel, has been a portfolio manager of the Fund since its inception in 2010.

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Purchase and Sale of Fund Shares

Investors may purchase or redeem Fund shares on any day that the New York Stock Exchange is open for business using the options and applicable contact information listed below. Investors who wish to purchase, exchange or redeem Fund shares through a broker-dealer should contact the broker-dealer directly.

By wire transfer: Contact the Fund at 800-282-3863	By mail: Sentinel Investments PO Box 55929 Boston, MA 02205-5929	By telephone: 1-800-282-FUND (3863). Redemptions by telephone are only permitted upon previously receiving appropriate authorization.	Online: If you already have an account and have elected to do so, you may purchase or redeem shares of the Fund by accessing the Fund's website at www.sentinelinvestments.com.

The minimum initial and subsequent investment amounts for various types of accounts are shown below, although we may reduce or waive the minimums in some cases.

	Retirement Accounts		All Other Accounts		Automatic Investment Plan
	Initial	Subsequent	Initial	Subsequent
Classes A and C	$1,000	$50	$1,000	$50	$50

Class I shares are only available to institutional investors, with certain limited exceptions. There is a $1 million initial investment minimum for institutional investors, with certain exceptions.

Class R3 shares are only available to employer sponsored group retirement and group 529 college savings plans. To be eligible, shares must be held through plan administrator level or omnibus accounts held on the books of the Fund.

Class R6 shares are available to certain employer sponsored group retirement and group 529 college savings plans; registered investment companies; institutions, trusts and foundations with at least a $1 million initial investment; and certain fee-based advisory programs.

Tax Information

Dividends and capital gain distributions you receive from the Fund may be subject to federal income taxes and may be taxed as ordinary income or capital gains. If you are a tax-exempt investor or are investing through a retirement plan you may be subject to federal income tax upon withdrawal from such tax deferred arrangements. In addition, dividends and capital gain distributions you receive from the Fund may also be subject to state and local taxes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

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Sentinel Unconstrained Bond Fund

Investment Objective

The Fund seeks maximum investment return through a combination of current income and capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in shares of the Sentinel Funds that include Class A shares. More information about these and other discounts is available from your financial professional and in the section entitled "Share Classes" on page 82 of the Fund's prospectus and "How to Purchase Shares and Reduce Sales Charges" on page 44 of the Fund's statement of additional information.

Shareholder Fees (fees paid directly from your investment)

	Class A		Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	2.25%		None	None
Maximum Deferred Sales Charge (Load)(as a percentage of purchase price or redemption proceeds, whichever is less)	None	*	1.00%	None
Redemption Fees (as a percentage of amounts redeemed or exchanged within 30 days)	None		None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class I
Management Fee	0.75%	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	0.20%+	1.00%+	None
Other Expenses	0.53%	1.04%	0.29%
Acquired Fund Fees and Expenses@	0.11%	0.11%	0.11%
Total Annual Fund Operating Expenses	1.59%	2.90%	1.15%
Fee Waiver and/or Expense Reimbursement**	None	(0.73)%	None
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement**	1.59%	2.17%	1.15%

* You pay a deferred sales charge of 0.50% on certain redemptions of Class A shares made within twelve months of purchase if you bought them without an initial sales charge as part of an investment of $500,000 or more.

+ 12b-1 fees have been restated from fiscal year amounts to reflect the maximum fee payable under the applicable distribution plan for such share class. 12b-1 fees are not assessed with respect to shares owned by NLV Financial Corporation or an affiliate ("NLVFin"), which may result in an overall distribution fee charged to all shareholders of less than the maximum for so long as the NLVFin investment is maintained.

@ "Acquired Fund Fees and Expenses" are expenses indirectly incurred by the Fund through its investments in one or more underlying funds, including money market funds. Because these costs are indirect, the Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets in the Fund's most recent annual report.

** The Fund's investment advisor has contractually agreed, effective March 30, 2017, to waive fees and/or reimburse certain expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding Acquired Fund Fees and Expenses) for Class C shares, on an annualized basis, to 2.06% of average daily net assets attributable to Class C shares through March 31, 2018. The Fund may have to repay some of these waivers and reimbursements to the Fund’s investment adviser in the following two years. This agreement may be terminated upon 90 days' notice by a majority of the non-interested directors of the Fund.

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Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Class	1 Year	3 Years
Class A	$383	$716
Class C	393	898
Class I	117	365

You would pay the following expenses if you did not redeem your shares:

Class	1 Year	3 Years
Class C	$293	$898

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year the Fund's portfolio turnover rate was 472% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets (plus any borrowings made for investment purposes) in U.S. and non-U.S. fixed-income instruments and related derivatives. The Fund's investments may be represented by forwards or derivative instruments. The Fund focuses on investments in U.S. fixed-income instruments. "Fixed-income instruments" include bonds, debt securities and similar instruments. The Fund has a flexible investment strategy, and will utilize a variety of investment techniques, and may invest in a broad array of fixed income instruments. The Fund's investments in fixed-income instruments may include, among other things, corporate bonds and other debt securities, U.S. government and agency securities, foreign government and supranational debt securities, emerging market debt securities, commercial paper, zero-coupon securities, mortgage-related securities (including senior and junior loans, mortgage dollar rolls, stripped mortgage-related securities, and collateralized mortgage obligations) and other asset-backed securities, collateralized debt and loan obligations, when-issued securities, investments in the securities of real estate investment trusts ("REITs"), Rule 144A securities, preferred securities, structured products, repurchase agreements, reverse repurchase agreements, convertible securities and mezzanine securities. The Fund may invest in fixed, variable and floating rate instruments, including bank loans or loan participation interests in secured, second lien or unsecured variable, fixed or floating rate loans. The Fund may invest in fixed income instruments of any maturity. The Fund may invest in non-U.S. dollar denominated securities on a currency hedged or unhedged basis, and may invest in foreign (non-U.S.) currencies for hedging or investment purposes. The Fund may invest up to 20% of its net assets, at the time of purchase, in equity securities. The Fund may also invest in exchange-traded funds ("ETFs") in carrying out its investment strategies. The Fund considers investments in bond ETFs (ETFs whose underlying portfolio consists of debt instruments) as investments in fixed income instruments. At times, the Fund may have considerable exposure to ETFs. Fund management may adjust the Fund's portfolio among various types of instruments based on then-current or anticipated market conditions.

The Fund may invest in fixed income instruments of any credit quality, including instruments that are in default. The Fund may invest up to 70% of its net assets, at the time of purchase, in fixed-income instruments that are below investment-grade (e.g., rated below BBB by Standard and Poor's or below Baa by Moody's) or which are unrated. These bonds are sometimes called "junk bonds".

The Fund may invest in securities of any duration. The average portfolio duration of the Fund will normally vary from negative five (-5) years to positive ten (10) years, depending on Sentinel's forecast of interest rates and its assessment of market risks generally. Duration is a mathematical concept that measures a portfolio's sensitivity to interest rate changes. The value of a fixed-income security with a positive duration will decline if interest rates increase. The value of a fixed-income security with a negative duration will increase if interest rates increase. The longer the portfolio's duration, the more sensitive it is to changes in interest rates. The shorter a portfolio's duration, the less sensitive it is to changes in interest rates. For example, the price of a portfolio with a duration of five years would be expected to fall approximately five percent if interest rates rose by one percentage point and a portfolio with a duration of two years would be expected to fall approximately two percent if interest rates rose by one percentage point. The price of a portfolio with a duration of negative five years would be expected to rise approximately five percent if interest rates rose by one percentage point and a portfolio with a duration of negative two years would be expected to rise approximately two percent if interest rates rose by one percentage point.

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The Fund may also purchase or sell "to be announced" or "TBA" securities, which usually are transactions in which the Fund buys or sells agency mortgage-backed securities ("MBS") on a forward commitment basis. In a TBA transaction, the seller of the agency MBS agrees on a sale price, but does not specify which particular securities will be delivered to the buyer on settlement day. Instead, only a few basic characteristics of the securities are agreed upon, such as the coupon rate and the face value. The Fund may engage in short sales of agency MBS that the Fund does not own, primarily as part of a TBA swap transaction. A TBA swap transaction involves an agreement to purchase one agency MBS and a simultaneous agreement to sell a different agency MBS.

The Fund may enter into derivative transactions without limitation, including for investment and/or for hedging purposes. The Fund may use derivative instruments to gain both long and short exposure to fixed-income or other instruments by investing in, among other instruments, derivatives such as futures and options, and other derivatives such as swap agreements, including interest rate swaps, total return swaps, credit default swaps and index swaps and forward contracts, subject to applicable law and any other restrictions described elsewhere in the Fund's Prospectus or the Fund's Statement of Additional Information. The Fund is not required to use hedging and may choose not to do so. Currently, the Fund expects to utilize primarily the following derivative instruments: futures, interest rate swaps and credit default swaps.

The Fund may also use commodity and commodity index futures options and swaps and structured notes.

The derivatives used by the Fund may involve substantial leverage risk and may expose the Fund to potential losses that exceed the amount originally invested by the Fund.

The Fund may enter into transactions such as repurchase agreements, reverse repurchase agreements and dollar rolls. These transactions may involve leverage risk.

The Fund may sell a security if the security is overvalued on a relative basis compared to other securities available in the market, if the fundamentals of the company are deteriorating, or for duration management purposes. The Fund may also sell a security to meet redemptions.

The Fund has fewer restrictions than many other fixed income funds, and utilizes an active trading approach, which is expected to result in portfolio turnover greater than 100%.

Principal Investment Risks

You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following is a summary description of the principal risks of investing in the Fund:

•	Bank Loan Risk. The market for bank loans may not be highly liquid and, in some cases, the Fund may have to dispose of such securities at a substantial discount from face value. These investments expose the Fund to the credit risk of the underlying corporate borrower. When interest rates decline, borrowers may pay off bank loans more quickly than originally anticipated, and the Fund may have to invest the proceeds in securities with lower yields.
•	Derivatives Risk. Derivative investments can increase Fund losses and/or increase volatility. Derivative instruments may be difficult to price and leveraged so that small changes may produce disproportionate losses for the Fund. Derivatives involve counterparty risk (the risk that the counterparty of the derivative transaction or a clearing member used by the Fund to hold a cleared derivatives contract will be unable or unwilling to honor its financial obligation to the Fund), basis risk (the risk that the derivative instrument will not fully offset the underlying positions), and liquidity risk (the risk that the Fund cannot sell the derivative instrument because of an illiquid secondary market). In addition, the portfolio manager may incorrectly forecast the values of securities, currencies or interest rates or other economic factors in using derivatives for the Fund. Certain derivative transactions may involve substantial leverage risk and the Fund could lose more than the principal amount invested. Certain aspects of the tax treatment of derivative instruments, including swap agreements and commodity-linked derivative instruments, are currently unclear and may be affected by changes in legislation, regulations or other legally binding authority that could affect the character, timing and amount of the Fund's taxable income or gains and distributions.

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•	Duration Risk. Duration is a measure that relates the expected price volatility of a fixed-income instrument to changes in interest rates. The duration of a fixed income instrument may be shorter than or equal to the full maturity of the fixed income instrument. Fixed income instruments with longer durations have more risk.
•	ETF Risk. Owning an ETF generally reflects the risks of owning the underlying securities it is designed to track. ETFs typically trade on a securities exchange and their shares may, at times, trade at a premium or discount to their net asset values. In addition, an ETF may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting or number of instruments held by the ETF. Investing in ETFs, which are investment companies, may involve duplication of advisory fees and certain other expenses. The Fund will incur brokerage costs when purchasing and selling shares of ETFs.
•	Foreign Banks and Securities Depositories Risk. Some foreign banks and securities depositories in which the Fund generally holds its foreign securities may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight over their operations. Also, the laws of certain countries may put limits on the Fund's ability to recover its assets if a foreign bank, depository or issuer of a security, or any of their agents, goes bankrupt.
•	General Fixed-Income Securities Risk. The market prices of bonds, including those issued by the U.S. government, generally go up as interest rates fall, and go down as interest rates rise. In the event the Fund has a negative average portfolio duration, the value of the Fund may decline in as interest rates fall, and rise as interest rates rise. As a result, the net asset value of the Fund will fluctuate with conditions in the bond markets. Bonds with longer durations are generally more sensitive to interest rate changes than those with shorter durations. As of the date of this Prospectus, interest rates in the United States are near historic lows. If interest rates rise quickly, it may have a pronounced negative effect on the prices on the bonds held by the Fund. In the case of corporate bonds and commercial paper, values may fluctuate as perceptions of credit quality change. In addition, corporate bonds may be downgraded or default. During periods of declining interest rates or for other reasons, bonds may be "called", or redeemed, by the bond issuer prior to the bond's maturity date, resulting in the Fund receiving payment earlier than expected. This may reduce the Fund's income if the proceeds are reinvested at a lower interest rate.
•	General Foreign Securities Risk. Investments in foreign securities may be affected unfavorably by changes in currency rates or exchange control regulations, or political or social instability in the particular foreign country or region. The Fund is not required to hedge against changes in foreign currency exchange rates.
•	Government Securities Risk. Economic, business, or political developments may affect the ability of government-sponsored guarantors to repay principal and to make interest payments on the securities in which the Fund invests. In addition, certain of these securities, including those issued or guaranteed by FNMA and FHLMC, are not backed by the full faith and credit of the U.S. government.
•	High Portfolio Turnover Risk. An active trading approach increases the Fund's costs and may reduce the Fund's performance. It may also increase the amount of capital gains tax that you have to pay on the Fund's returns.
•	Income Risk. Because the Fund can only distribute what it earns, the Fund's distributions to shareholders may decline when prevailing interest rates fall (or, if the Fund has a negative duration, when prevailing interest rates rise) or when the Fund experiences defaults on debt instruments it holds.
•	Leverage Risk. The Fund may engage in certain transactions, such as derivative transactions, reverse repurchase agreements and forward commitment transactions, that may result in a form of economic leverage. These transactions may expose the Fund to greater risk and increase its costs. Certain transactions in derivatives involve substantial leverage risk and may expose the Fund to potential losses that exceed the amount originally invested by the Fund.
•	Lower-Quality Bonds Risk. Bonds with lower credit ratings are more speculative and likely to default than higher-quality bonds. Lower-rated bonds also tend to fluctuate more widely in value.
•	Mortgage-Backed Securities Risk. Mortgage-backed securities represent interests in "pools" of mortgages and are subject to certain additional risks. When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated causing the value of these securities to fall. This is known as extension risk. In addition, adjustable and fixed rate mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Fund because the Fund may have to reinvest that money at the lower prevailing interest rates. These securities also are subject to risk of default on the underlying mortgage, particularly during periods of economic downturn.
•	Municipal Securities Risk. Municipal securities can be significantly affected by political changes as well as uncertainties in the municipal market related to taxation, legislative changes, or the rights of municipal security holders.
•	Short Sales Risk. Short sale transactions involving TBA securities involve leverage risk because they can result in investment exposure greater than the amount of the initial investment. Entering into a short position involves speculative exposure risk. If the price of the security increases between the date of the short sale and the date on which the Fund replaces the security, the Fund may incur a loss (without a limit).

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•	Sovereign Debt Risk. Issuers of non-U.S. sovereign debt instruments are subject to the risk that the governmental authorities that control the repayment of the debt may be unable or unwilling to repay the principal or interest when due.
•	To-Be-Announced ("TBA") Securities Risk. In a TBA securities transaction, the Fund commits to purchase certain securities for a fixed price at a future date. TBA securities include when-issued and delayed delivery securities and forward commitments. TBA securities involve the risk that the security the Fund buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security's price.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for 1 year and since inception compare with those of a broad measure of market performance. The bar chart shows the Fund's performance for Class A shares for each calendar year since inception. Sales charges are not reflected in the bar chart. If sales charges were reflected, returns would be less than those shown. However, the table includes, for share classes with a sales charge, the effect of the maximum sales charge, including any contingent deferred sales charge that would apply to a redemption at the end of the period. How the Fund performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated information on the Fund's results can be obtained by visiting www.sentinelinvestments.com

Inception: 2014

Annual Total Return for Class A Shares (%) as of December 31

During the period(s) shown in the above bar chart, the highest return for a quarter was 1.86% (quarter ended March 31, 2016) and the lowest return for a quarter was -1.70% (quarter ended December 31, 2016).

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Average Annual Total Return (%)

For the periods ended December 31, 2016	1 Year	Since Inception (December 23, 2014)
Return Before Taxes: Class A	0.43	-0.76
Return After Taxes on Distributions: Class A	-0.15	-1.37
Return After Taxes on Distributions and Sale of Fund Shares: Class A*	0.24	-0.85
Return Before Taxes: Class C	1.15	-0.33
Return Before Taxes: Class I	3.09	0.59
BofA/ML USD 3-Month LIBOR Index (Reflects no deduction for fees, expenses or taxes)	0.66	0.44

* Return after taxes on distributions and sale of fund shares may be higher than return before taxes and/or return after taxes on distributions when a net capital loss occurs upon the redemption of fund shares.

After-tax returns are calculated using the historical highest applicable individual federal marginal income tax rates in effect during the relevant period and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class A shares and after-tax returns for other classes of shares will vary.

Management

Investment Adviser. Sentinel Asset Management, Inc. ("Sentinel") is the investment adviser to the Fund.

Portfolio Manager. Jason Doiron, portfolio manager and Head of Investments with Sentinel, has been a portfolio manager of the Fund since its inception in 2014.

Purchase and Sale of Fund Shares

Investors may purchase or redeem Fund shares on any day that the New York Stock Exchange is open for business using the options and applicable contact information listed below. Investors who wish to purchase, exchange or redeem Fund shares through a broker-dealer should contact the broker-dealer directly.

By wire transfer: Contact the Fund at 800-282-3863	By mail: Sentinel Investments PO Box 55929 Boston, MA 02205-5929	By telephone: 1-800-282-FUND (3863). Redemptions by telephone are only permitted upon previously receiving appropriate authorization.	Online: If you already have an account and have elected to do so, you may purchase or redeem shares of the Fund by accessing the Fund's website at www.sentinelinvestments.com.

The minimum initial and subsequent investment amounts for various types of accounts are shown below, although we may reduce or waive the minimums in some cases.

	Retirement Accounts		All Other Accounts		Automatic Investment Plan
	Initial	Subsequent	Initial	Subsequent
Classes A and C	$1,000	$50	$1,000	$50	$50

Class I shares are only available to institutional investors, with certain limited exceptions. There is a $1 million initial investment minimum for institutional investors, with certain exceptions.

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Tax Information

Dividends and capital gain distributions you receive from the Fund may be subject to federal income taxes and may be taxed as ordinary income or capital gains. If you are a tax-exempt investor or are investing through a retirement plan you may be subject to federal income tax upon withdrawal from such tax deferred arrangements. In addition, dividends and capital gain distributions you receive from the Fund may also be subject to state and local taxes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

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Additional Information About Each Fund

Investment Objectives and Strategies

Sentinel Balanced Fund

Investment Objective

The Fund seeks capital appreciation and current income.

If the Fund's Board of Directors determines that the Fund's investment objective should be changed, shareholders of the Fund will be given at least 30 days' notice before any such change is made. However, the investment objective can be changed without shareholder approval.

Principal Investment Strategies

The Fund normally invests primarily in common stocks and investment-grade bonds with at least 25% of its assets in bonds and at least 25% of its assets in common stock. When determining this percentage, convertible bonds and/or preferred stocks are considered common stocks, unless these securities are held primarily for income. Sentinel will divide the Fund's assets among stocks and bonds based on whether it believes stocks or bonds offer a better value at the time. More bonds normally enhance price stability, and more stocks usually enhance growth potential. Up to 25% of the Fund's assets may be invested in securities within a single industry.

Sentinel's philosophy for the equity portion of the portfolio is based on a long-term view and emphasizes diversification, high quality and valuation discipline. Sentinel looks for securities of high quality companies with a positive multi-year outlook offered at attractive valuation levels based on a number of metrics, including value relative to its history, peers and/or the market over time, with attractive risk profiles and long-term adjusted returns. Although the Fund may invest in any economic sector, at times it may emphasize one or more particular sectors. The Fund may invest without limitation in foreign securities. Under normal circumstances, the equity securities in which the Fund invests are predominantly those of U.S companies.

The bond portion of the Fund may be invested without limitation in bonds in the first through the fourth highest categories of Moody's (Aaa to Baa) and Standard and Poor's (AAA to BBB). The Fund may also purchase bonds in the lowest rating categories (C for Moody's and D for Standard and Poor's) and comparable unrated securities. No more than 20% of the Fund's total assets may be invested in lower-quality bonds (e.g., bonds rated below Baa by Moody's or BBB by Standard & Poor's).

The Fund may make unlimited investments in U.S. government mortgage-backed securities ("MBS"), including pass-through certificates guaranteed by the Government National Mortgage Association ("GNMA" or "Ginnie Mae"). Each GNMA certificate is backed by a pool of mortgage loans insured by the Federal Housing Administration and/or the Veterans Administration, and provides for the payment of minimum fixed monthly installments of principal and interest. The guarantee by GNMA of timely repayment of principal and payment of interest is backed by the full faith and credit of the United States. The Fund may invest in mortgage-backed securities issued and guaranteed by the Federal National Mortgage Association ("FNMA" or "Fannie Mae") and by the Federal Home Loan Mortgage Corporation ("FHLMC" or "Freddie Mac"). In all of these mortgage-backed securities, the actual maturity of and realized yield will vary based on the prepayment experience of the underlying pool of mortgages. Mortgage- related securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA. They are not backed by the full faith and credit of the United States, but are supported by the right of FNMA to borrow from the U.S. Treasury Department (e.g., the Federal Home Loan Banks). Mortgage-related securities issued by FHLMC are not guaranteed by the United States or by any Federal Home Loan Bank and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. FHLMC guarantees timely payment of interest and ultimate collection of principal on its mortgage-related securities; provided, however, that FHLMC may remit on account of its guarantee of ultimate payment of principal the amount due with respect to any underlying mortgage loan at any time after default on such underlying mortgage, but in no event later than one year after it becomes payable. On September 6, 2008, Director James Lockhart of the Federal Housing Finance Agency ("FHFA") appointed FHFA as conservator of both FNMA and FHLMC. In addition, the U.S. Treasury Department agreed to provide FNMA and FHLMC up to $100 billion of capital each on an as needed basis to insure that they continue to provide liquidity to the housing and mortgage markets. While the original maximum life of a mortgage-backed security considered for this Fund can vary, its average life is likely to be substantially less than the original maturity of the underlying mortgages, because the mortgages in these pools may be prepaid, refinanced, curtailed, or foreclosed. Prepayments are passed through to the mortgage-backed securityholder along with regularly scheduled minimum repayments of principal and payments of interest.

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The Fund may purchase or sell agency MBS on a "to be announced" or "TBA" basis, where the Fund buys or sells agency MBS on a forward commitment basis. In a TBA transaction, the seller of the agency MBS agrees on a sale price, but does not specify which particular securities will be delivered to the buyer on settlement day. Instead, only a few basic characteristics of the securities are agreed upon, such as the coupon rate and the face value. The Fund may engage in short sales of agency MBS that the Fund does not own, primarily as part of a TBA swap transaction. A TBA swap transaction involves an agreement to purchase one agency MBS and a simultaneous agreement to sell a different agency MBS.

The Fund may invest in exchange-traded funds ("ETFs") in carrying out its investment strategies with respect to the fixed-income portion of the portfolio. The Fund considers investments in bond ETFs (ETFs whose underlying portfolio consists of debt instruments) as investments in fixed income instruments.

The Fund may attempt to hedge various risks, such as interest rate, credit and currency risk, using derivative instruments, such as exchange-traded futures and options, and other derivatives such as swaps, interest rate caps and floors, credit default swaps and credit indices. The Fund may use derivative instruments for other investment purposes, such as replicating permitted investments, as long as such investments do not have the effect of leveraging portfolio risks. The Fund is not required to use hedging and may choose not to do so.

In managing the fixed-income portion of the portfolio, the Fund utilizes an active trading approach, which is expected to result in portfolio turnover greater than 100%.

The Fund may sell a security if the fundamentals of the company are deteriorating or the original investment premise is no longer valid, the security is trading meaningfully higher than what the portfolio manager believes is a fair valuation, to manage the size of the holding or the sector weighting and/or to take advantage of a more attractive investment opportunity. The Fund may also sell a security to meet redemptions.

Sentinel Common Stock Fund

Investment Objective

The Fund seeks a combination of capital appreciation and income.

If the Fund's Board of Directors determines that the Fund's investment objective should be changed, shareholders of the Fund will be given at least 30 days' notice before any such change is made. However, the investment objective can be changed without shareholder approval.

Principal Investment Strategies

The Fund normally invests at least 80% of its net assets in common stocks. This principal investment strategy is a non-fundamental policy that may not be changed without 60 days' prior written notice to the Fund's shareholders. The Fund invests mainly in a diverse group of common stocks of well-established companies, typically above $5 billion in market capitalization, many of which historically have paid regular dividends. When appropriate, the Fund also may invest in preferred stocks or debentures convertible into common stocks. Up to 25% of the Fund's assets may be invested in securities within a single industry. The Fund may invest without limitation in foreign securities. Under normal circumstances, the Fund invests predominantly in common stocks of U.S. companies.

Sentinel's philosophy with respect to the Fund is based on a long-term view and emphasizes diversification, high quality and valuation discipline. Sentinel looks for securities of high quality companies with a positive multi-year outlook offered at attractive valuation levels based on a number of metrics, including value relative to its history, peers and/or the market over time. Although the Fund may invest in any economic sector, at times it may emphasize one or more particular sectors. Sentinel has a preference for companies that earn above-average rates of return on capital and that generate free cash flow. Additionally, earnings revision trends are important.

The Fund may sell a security to meet redemptions, if the fundamentals of the company are deteriorating or the original investment premise is no longer valid, the stock is trading meaningfully higher than what the portfolio managers believe is a fair valuation, to manage the size of the holding or the sector weighting and/or to take advantage of a more attractive investment opportunity.

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Sentinel Government Securities Fund

Investment Objective

The Fund seeks a high level of current income consistent with the preservation of principal.

If the Fund's Board of Directors determines that the Fund's investment objective should be changed, shareholders of the Fund will be given at least 30 days' notice before any such change is made. However, the investment objective can be changed without shareholder approval.

Principal Investment Strategies

The Fund normally invests at least 80% of its net assets in U.S. government securities and related derivatives. Related derivatives include exchange-traded futures on U.S. Treasury notes and bonds, and options on these futures, and other derivatives intended to hedge interest rate risk, such as swaps, options on swaps, and interest rate caps and floors. This principal investment strategy is a non-fundamental policy that may not be changed without 60 days' prior written notice to the Fund's shareholders. The Fund invests mainly in U.S. government bonds. These bonds include direct obligations of the U.S. Treasury, obligations guaranteed by the U.S. government, and obligations of U.S. government agencies and instrumentalities. The Fund is not required, however, to invest set amounts in any of the various types of U.S. government securities. Sentinel will choose the types of U.S. government securities that it believes will provide capital preservation and the best return with the least risk in light of its analysis of current market conditions and its outlook for interest rates and the economy.

The Fund invests substantially in U.S. government mortgage-backed securities ("MBS"), including pass-through certificates guaranteed by the Government National Mortgage Association ("GNMA" or "Ginnie Mae"). Each GNMA certificate is backed by a pool of mortgage loans insured by the Federal Housing Administration and/or the Veterans Administration, and provides for the payment of minimum fixed monthly installments of principal and interest. The guarantee by GNMA of timely repayment of principal and payment of interest is backed by the full faith and credit of the United States. The Fund may invest in mortgage-backed securities issued and guaranteed by the Federal National Mortgage Association ("FNMA" or "Fannie Mae") and by the Federal Home Loan Mortgage Corporation ("FHLMC" or "Freddie Mac"). In all of these mortgage-backed securities, the actual maturity of and realized yield will vary based on the prepayment experience of the underlying pool of mortgages. Mortgage- related securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA. They are not backed by the full faith and credit of the United States, but are supported by the right of FNMA to borrow from the U.S. Treasury Department (e.g., the Federal Home Loan Banks). Mortgage-related securities issued by FHLMC are not guaranteed by the United States or by any Federal Home Loan Bank and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. FHLMC guarantees timely payment of interest and ultimate collection of principal on its mortgage-related securities; provided, however, that FHLMC may remit on account of its guarantee of ultimate payment of principal the amount due with respect to any underlying mortgage loan at any time after default on such underlying mortgage, but in no event later than one year after it becomes payable. On September 6, 2008, Director James Lockhart of the Federal Housing Finance Agency ("FHFA") appointed FHFA as conservator of both FNMA and FHLMC. In addition, the U.S. Treasury Department agreed to provide FNMA and FHLMC up to $100 billion of capital each on an as needed basis to insure that they continue to provide liquidity to the housing and mortgage markets. While the original maximum life of a mortgage-backed security considered for this Fund can vary, its average life is likely to be substantially less than the original maturity of the underlying mortgages, because the mortgages in these pools may be prepaid, refinanced, curtailed, or foreclosed. Prepayments are passed through to the mortgage-backed securityholder along with regularly scheduled minimum repayments of principal and payments of interest.

The Fund may also purchase or sell agency MBS on a "to be announced" or "TBA" basis, wherethe Fund buys or sells agency MBS on a forward commitment basis. In a TBA transaction, the seller of the agency MBS agrees on a sale price, but does not specify which particular securities will be delivered to the buyer on settlement day. Instead, only a few basic characteristics of the securities are agreed upon, such as the coupon rate and the face value. The Fund may engage in short sales of agency MBS that the Fund does not own, primarily as part of a TBA swap transaction. A TBA swap transaction involves an agreement to purchase one agency MBS and a simultaneous agreement to sell a different agency MBS.

The Fund utilizes an active trading approach, which is expected to result in portfolio turnover greater than 100%.

The Fund may attempt to hedge various risks, such as interest rate risk, using derivative instruments (e.g., futures and options on futures, swaps, options on swaps, and caps and floors), and may use derivative instruments for other investment purposes such as replicating permitted investments, as long as such investments do not have the effect of leveraging portfolio risks. The Fund is not required to use hedging and may choose not to do so.

The Fund may sell a security if the security is overvalued on a relative basis compared to other securities available in the market or for duration management purposes. The Fund may also sell a security to meet redemptions.

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Sentinel International Equity Fund

Investment Objective

The Fund seeks growth of capital.

If the Fund's Board of Directors determines that the Fund's investment objective should be changed, shareholders of the Fund will be given at least 30 days' notice before any such change is made. However, the investment objective can be changed without shareholder approval.

Principal Investment Strategies

The Fund normally invests at least 80% of its net assets in equity securities. This principal investment strategy is a non-fundamental policy that may not be changed without 60 days' prior written notice to the Fund's shareholders. The Fund invests mainly in common stocks of established companies located in or that conduct their business mainly in one or more foreign countries, which may include emerging markets. The Fund will normally be invested in ten or more foreign countries and may invest up to 40% of its assets in any one country if Sentinel feels that economic and business conditions make it appropriate to do so.

Sentinel employs a fundamental, bottom up approach to building its international equity portfolio. Our process starts with a regular quantitative screening in order to narrow the investable universe. Stocks are then analyzed based on the following five fundamental factors: business quality, valuation, growth, management, and balance sheet strength. Risk is managed through portfolio diversification, by individual issuer, sector and country.

The Fund focuses its investments on developed foreign countries, but may invest up to 25% of its total assets in emerging markets. It normally will have substantial investments in European countries. Up to 25% of the Fund's assets may be invested in securities within a single industry. Although the Fund may invest in any economic sector, at times it may emphasize one or more particular sectors.

Normally, at least 75% of the Fund's total assets are invested in securities of non-U.S. issuers selected by Sentinel mainly for their long-term capital growth prospects. The remaining 25% may be invested in companies organized in the United States that have at least 50% of their assets and/or revenues outside the United States.

The majority of the Fund's trading of stocks occurs on established stock exchanges or in the over-the-counter markets in the countries in which investments are being made. The Fund also expects to purchase American Depositary Receipts (ADRs) and Global Depositary Receipts in bearer form, which are designed for use in non-U.S. securities markets. ADRs trade on U.S. exchanges or in the U.S. over-the-counter markets, and represent foreign stocks. To expedite settlement of portfolio transactions and minimize currency value fluctuations, the Fund may purchase foreign currencies and/or engage in forward foreign currency transactions. Normally, however, the Fund does not hedge its foreign currency exposure.

The Fund generally may sell a security when there is a deterioration of one or more of the five factors described above or when the portfolio manager identifies a more favorable investment opportunity. The Fund may also sell a security to meet redemptions or for tax management purposes.

Sentinel Low Duration Bond Fund

Investment Objective

The Fund seeks high current income and limited fluctuations in principal value.

Principal Investment Strategies

The Fund normally invests at least 80% of its net assets in fixed income instruments and related derivatives. The Fund's policy of investing, under normal circumstances, at least 80% of its net assets in fixed income instruments and related derivatives is a non-fundamental policy that may not be changed without 60 days' prior notice to the Fund's shareholders. The Fund seeks to achieve its investment objective by investing principally in a diversified portfolio of fixed income instruments of varying maturities, and related derivatives. Related derivatives include exchange-traded futures on U.S. Treasury notes and bonds and equity indexes, and options on these futures, and other derivatives intended to hedge interest rate risk and credit risk, such as interest rate caps and floors, swaps and options on swaps. Under normal market conditions, the Fund expects to invest at least 50% of its total assets in investment grade debt securities. Investment grade debt securities are securities that are rated within the four highest grades assigned by rating agencies such as Moody's (Aaa to Baa) and Standard and Poor's (AAA to BBB), or are unrated but considered by Sentinel to be of comparable credit quality.

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The investment-grade debt securities in which the Fund may invest include, among others:

• Corporate debt securities issued by U.S. companies;

• Corporate debt securities issued by non-U.S. (including emerging markets) companies that are denominated in U.S. dollars;

• Mortgage-backed and other asset-backed securities;

• Securities issued or guaranteed by the U.S. government, its agencies or instrumentalities; and

• Inflation-linked investments.

Under normal market conditions, the Fund expects to invest no more than 50% of its total assets in any one or combination of the following types of fixed income securities and other instruments:

• Below investment-grade debt securities (sometimes called "junk bonds");

• Debt securities of non-U.S. (including emerging markets) issuers that are denominated in foreign currencies;

• Senior bank loans, primarily participations, but may also include bridge loans, novations and assignments; and

• Convertible securities, including convertible bonds and preferred stocks.

The Fund attempts to manage interest rate risk through its management of the average duration of the securities it holds in its portfolio. Under normal market conditions, the Fund expects to maintain its average duration range between zero and three years. Duration is a mathematical concept that measures a portfolio's sensitivity to changes in interest rates. The longer a portfolio's duration, the more sensitive the portfolio is to shifts in interest rates. In comparison to maturity (which is the date on which a debt instrument ceases and the issuer is obligated to repay the principal amount), duration is a measure of the expected price volatility of a debt instrument as a result of changes in market rates of interest, based on the weighted average timing of the instrument's expected principal and interest payments and other factors. Duration differs from maturity in that it considers a security's yield, coupon payments, principal payments, call features and coupon adjustments in addition to the amount of time until the security finally matures. As the value of a security changes over time, so will its duration. Prices of securities with lower durations tend to be less sensitive to interest rate changes than securities with higher durations. Similarly, a portfolio with a shorter average duration is expected to be less sensitive to interest rate changes than a portfolio with a higher duration.

The Fund may invest in exchange-traded funds ("ETFs") in carrying out its investment strategies. The Fund considers investments in bond ETFs (ETFs whose underlying portfolio consists of debt instruments) as investments in fixed income instruments. At times, the Fund may have considerable exposure to ETFs.

Subject to the limitations above, the Fund may invest in below investment-grade debt securities, sometimes called "junk bonds". Below investment-grade debt securities are debt securities that are rated below Baa by Moody's or below BBB by Standard and Poor's, or are unrated but considered by Sentinel to be of comparable credit quality.

The investment grade and below investment-grade debt securities described above may include mortgage-backed ("MBS"), mortgage-related and other asset-backed securities, which directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans, real property, or other assets. Mortgage-related securities include mortgage pass-through securities, collateralized mortgage obligations ("CMO"s), commercial mortgage-backed securities ("CMBS"), mortgage dollar rolls, stripped mortgage-backed securities ("SMBS") and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property.

The Fund may also purchase or sell "to be announced" or "TBA" securities, which usually are transactions in which the Fund buys or sells agency mortgage-backed securities ("MBS") on a forward commitment basis. In a TBA transaction, the seller of the agency MBS agrees on a sale price, but does not specify which particular securities will be delivered to the buyer on settlement day. Instead, only a few basic characteristics of the securities are agreed upon, such as the coupon rate and the face value. The Fund may engage in short sales of agency MBS that the Fund does not own, primarily as part of a TBA swap transaction. A TBA swap transaction involves an agreement to purchase one agency MBS and a simultaneous agreement to sell a different agency MBS.

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Inflation-linked, or inflation-indexed fixed income securities are securities whose principal and/or interest payments are adjusted for inflation, unlike traditional fixed income securities that make fixed or variable principal and interest payments. The Fund may invest in Treasury Inflation Protected Securities (''TIPS''), which are U.S. government bonds whose principal automatically is adjusted for inflation as measured by the CPI, and other inflation-indexed securities issued by the U.S. Department of the Treasury. In addition to investing in TIPS, the Fund also may invest in sovereign inflation-indexed fixed income securities (sometimes referred to as ''linkers'') issued by non-U.S. sovereign entities. To the extent that the Fund invests in such non-U.S. inflation-indexed fixed income securities that are denominated in foreign currencies, the Fund will limit such investments in accordance with the limitations described above.

The Fund may invest in convertible securities, such as preferred stocks or bonds, which are exchangeable at the option of the holder for a fixed number of other securities, usually common stock, at a set price or formula.

The Fund may invest in floating and/ or adjustable rate senior bank loans. Senior bank loans are business loans made to borrowers that may be U.S. or foreign corporations, partnerships or other business entities. The interest rates on these loans periodically are adjusted to a generally recognized base rate such as the London Interbank Offered Rate or the prime rate as set by the Federal Reserve. Senior loans typically are secured by specific collateral of the borrower and hold the most senior position in the borrower's capital structure or share the senior position with the borrower's other senior debt securities. This capital structure position generally gives holders of senior loans a priority claim on some or all of the borrower's assets in the event of default.

The Fund may invest in Rule 144A securities.

The Fund may use derivative instruments in order to hedge various risks and manage the average duration of the Fund's portfolio. Currently, it expects to invest principally in futures, options, swaps and options on swaps The Fund may use derivative instruments for other investment purposes, such as replicating permitted investments, as long as such investments do not have the effect of leveraging portfolio risks. The Fund is not required to use hedging and may choose not to do so. The Fund may engage in such transactions on an exchange or in the over-the-counter (''OTC'') market.

The Fund utilizes an active trading approach which is expected to result in portfolio turnover greater than 100%.

Sentinel may sell a security if it no longer meets the Fund's investment criteria, or for a variety of other reasons, such as to secure gains, limit losses, maintain its duration, redeploy assets into opportunities believed to be more promising, or satisfy redemption requests, among others.

Sentinel Multi-Asset Income Fund

Investment Objective

The Fund seeks a high level of current income, with a secondary objective of long-term capital appreciation.

Principal Investment Strategies

The Fund normally invests in a broad range of debt instruments and equity securities. The Fund may shift its investments from one asset class to another based on Sentinel's analysis of the best opportunities for the Fund in a given market.

The debt instruments in which the Fund may invest include all varieties of fixed, floating and variable rate instruments, including, without limitation, secured and unsecured bonds and mortgage-backed or other asset-backed securities. The debt instruments may be of any maturity and any credit quality, including high-yield (below investment-grade) bonds (sometimes called "junk bonds"). The Fund may invest up to 100% of its assets in debt instruments, and has the flexibility to invest exclusively in any one type of debt instrument, including junk bonds, or in any combination of debt instruments.

The Fund may also invest in other debt securities, including government obligations, debt securities convertible into common stocks, debentures, bank loans, zero-coupon securities, notes, short-term debt instruments, when-issued securities, Rule 144A securities, structured notes and repurchase agreements. The below investment-grade debt securities in which the Fund may invest may include distressed securities.

The Fund may invest in any stock or other equity security that Sentinel believes may assist the Fund in pursuing its investment objective, including common stocks of companies of any size or any market capitalization, preferred stock, securities convertible into common stocks, utility stocks, publicly-traded real estate investment trusts ("REITs") securities and other equity trusts and partnership interests, including master limited partnerships ("MLPs") that are generally in energy-related industries. The Fund may invest up to 100% of its assets in equity and equity-related securities, but currently expects to invest no more than 40% of its assets in equity securities. The Fund will not invest more than 70% of its assets in equity and equity-related securities of foreign issuers.

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REITs are companies that own interests in real estate or in real estate related loans or other interests, and have revenue primarily consisting of rent derived from owned, income producing real estate properties and capital gains from the sale of such properties. REITs can generally be classified as equity REITs, mortgage REITs and hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both equity REITs and mortgage REITs. REITs are not taxed on income distributed to shareholders provided they comply with the requirements of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"). The Fund intends to invest in equity REITs.

The Fund may invest in both U.S. and non-U.S. dollar denominated debt instruments and equity securities, and securities of U.S. and foreign issuers, including emerging markets issuers.

The Fund may also purchase or sell "to be announced" or "TBA" securities, which usually are transactions in which the Fund buys or sells agency mortgage-backed securities ("MBS") on a forward commitment basis. In a TBA transaction, the seller of the agency MBS agrees on a sale price, but does not specify which particular securities will be delivered to the buyer on settlement day. Instead, only a few basic characteristics of the securities are agreed upon, such as the coupon rate and the face value. The Fund may engage in short sales of agency MBS that the Fund does not own, primarily as part of a TBA swap transaction. A TBA swap transaction involves an agreement to purchase one agency MBS and a simultaneous agreement to sell a different agency MBS.

The Fund may invest in exchange-traded funds ("ETFs") in carrying out its investment strategies. At times, the Fund may have considerable exposure to ETFs, potentially a majority of the Fund’s assets may be invested in a combination of different ETFs.

The Fund may attempt to hedge various risks, such as interest rate, equity, credit and currency risk, using derivative instruments (e.g., exchange-traded futures and options, and other derivatives such as swaps, options on swaps, and interest rate caps and floors), and may use derivative instruments for other investment purposes such as replicating permitted investments, as long as such investments do not have the effect of leveraging portfolio risks. The Fund is not required to use hedging and may choose not to do so.

The Fund utilizes an active trading approach, which is expected to result in portfolio turnover greater than 100%.

The Fund may purchase or sell securities on a when-issued, delayed delivery and forward commitment basis.

Although the Fund may invest in any economic sector, at times it may emphasize one or more particular sectors.

The Fund may sell a security if it no longer meets the Fund's investment criteria, or for a variety of other reasons, such as to secure gains, limit losses, redeploy assets into opportunities believed to be more promising, or satisfy redemption requests, among others.

Sentinel Small Company Fund

Investment Objective

The Fund seeks growth of capital.

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Principal Investment Strategies

The Fund normally invests at least 80% of its net assets in small-capitalization companies. This principal investment strategy is a non-fundamental policy that may not be changed without 60 days' prior written notice to the Fund's shareholders. For this purpose, small companies are considered to be companies that have, at the time of purchase, market capitalizations of less than $4 billion. For these purposes the market cap is determined at the time of purchase. The Fund invests primarily in common stocks of small companies that Sentinel believes are high quality, have superior business models, solid management teams, sustainable growth potential and are attractively valued. The weighted median market capitalization of the Fund's holdings as of February 29, 2017 was approximately $2.3 billion. Market capitalization is the total value of all the outstanding shares of common stock of a company.

Up to 25% of the Fund's assets may be invested in securities within a single industry. The Fund attempts to be well-balanced across major economic sectors. Although the Fund may invest in any economic sector, at times it may emphasize one or more particular sectors. The Fund may invest without limitation in foreign securities, although only where the securities are trading in the U.S. or Canada and only where trading is denominated in U.S. or Canadian dollars.

At times the Fund may have less than 80% of its investments in companies with a market cap of less than $4 billion due to market appreciation.

The Fund would typically sell a security if the portfolio managers believe it is overvalued, if the original investment premise is no longer true and/or if the holding size exceeds the portfolio managers' company or sector weighting guidelines. The Fund may also sell a partial position in a security in order to manage the size of the position. The Fund may also sell a security to meet redemptions.

Sentinel Sustainable Core Opportunities Fund

Investment Objective

The Fund seeks long-term capital appreciation.

If the Fund's Board of Directors determines that the Fund's investment objective should be changed, shareholders of the Fund will be given at least 30 days' notice before any such change is made. However, the investment objective can be changed without shareholder approval.

Principal Investment Strategies

The Fund normally invests at least 65% of its net assets in stocks of well-established U.S. companies, typically those with market capitalizations above $5 billion.

Sentinel's philosophy is based on a long-term view and emphasizes diversification, high quality, and valuation discipline. The Fund favors companies that have a high degree of corporate responsibility. Sentinel looks for securities of high quality companies with a positive multi-year outlook offered at attractive valuation levels based on a number of metrics, including value relative to its history, peers and/or the market over time. The Fund may invest up to 25% of its assets in stocks of companies within a single industry. Although the Fund may invest in any economic sector, at times it may emphasize one or more particular sectors. The Fund may also invest in stocks with the potential to provide current income, growth of income and relatively low risk as compared to the stock market as a whole when consistent with the Fund's investment objective.

The Fund may invest without limitation in foreign securities.

The Fund may sell a security if the fundamentals of the company are deteriorating or the original investment premise is no longer valid, the stock is trading meaningfully higher than what the portfolio managers believe is a fair valuation, to manage the size of the holding or the sector weighting and/or to take advantage of a more attractive investment opportunity. The Fund may sell a security to meet redemptions. Additionally, a security will be sold if it is determined that it no longer meets the environmental, social and/or corporate governance performance criteria.

Sustainable and Responsible Investing. The Fund employs a process of environmental, social, and corporate governance ("ESG") screening that is overseen by Sentinel's in-house sustainable research department. Through a disciplined process, Sentinel's sustainable research analysts produce a detailed evaluation of corporate policies and practices. First, Sentinel's financial analysts and portfolio managers apply a series of exclusionary screens developed by our sustainable research analysts to a company. If a company passes the exclusionary screens, the company's securities are eligible to be purchased by the Fund. Next, Sentinel's sustainable research analysts conduct a second, more in-depth qualitative screening process. If a company fails the qualitative screening process, the company's securities are no longer eligible for investment and must be sold within 90 days of the final rejection of the company by the sustainable research team if it is held by the Fund. As a result, the Fund may be required to sell securities based on social, environmental or corporate governance reasons when it may be financially disadvantageous to do so. While no investment is ever made solely based on the qualitative criteria alone, the Fund believes sustainable screening provides a unique and more comprehensive view of the companies it considers for investment.

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Generally, companies are eliminated from investment consideration if they:

•	have material interests in the production of tobacco or tobacco products, or if the sale of such products represents a significant source of revenue;
•	have material interests in the production of alcoholic beverages or if sale of such products represents a significant source of revenue;
•	generate nuclear power or supply nuclear facilities with industry specific components, as a primary line of business;
•	have material interests in the manufacture of weapons or weapons-specific components;
•	are involved in gambling as a main line of business; and/or
•	lack diversity at the level of the board of directors or senior management.

The Fund favors companies that:

•	publish and enforce codes of conduct and vendor standards;
•	promote equal opportunity, diversity and good employee relations;
•	are sensitive to community concerns;
•	seek alternatives to animal testing when not required by law; and/or
•	have minimal impact on the environment and engage in proactive environmental initiatives.

Sentinel may, in its discretion, choose to apply additional screens, modify the application of the screens listed above or vary the application of the screens listed above to the Fund's investments at any time without shareholder approval.

Sentinel Total Return Bond Fund

Investment Objective

The Fund seeks maximum investment return through a combination of current income and capital appreciation.

If the Fund's Board of Directors determines that the Fund's investment objective should be changed, shareholders of the Fund will be given at least 30 days' notice before any such change is made. However, the investment objective can be changed without shareholder approval.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing in fixed-income securities and in related derivatives, such as interest rate, credit, equity and foreign currency derivatives (futures, options, swaps, options on swaps, and caps and floors).

The Fund invests primarily in investment grade bonds.

At least 80% of the Fund's assets will normally be invested in the following types of bonds and related derivatives:

1. Corporate bonds of varying maturities issued by various U.S. and non-U.S. private-sector entities denominated in U.S. dollars and foreign currencies;

2. Debt securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, including mortgage-backed securities, and by non-U.S. sovereign and quasi-sovereign entities; and

3. Taxable or tax-exempt municipal securities.

The Fund may invest in securities of any duration. Duration is a mathematical concept that measures a fixed income security's sensitivity to interest rate changes. The value of a fixed-income security with a positive duration will decline if interest rates increase. The longer the portfolio's duration, the more sensitive it is to changes in interest rates. For example, the value of a portfolio with a duration of five years would be expected to fall approximately five percent if interest rates rose by one percentage point and a portfolio with a duration of two years would be expected to fall approximately two percent if interest rates rose by one percentage point.

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The Fund's policy of investing, under normal circumstances, at least 80% of its assets in bonds and related derivatives is a non-fundamental policy that may not be changed without 60 days' prior notice to the Fund's shareholders.

The fixed-income securities in which the Fund may invest include, among other things, corporate bonds and other debt securities, U.S. government securities, commercial paper, zero-coupon securities, mortgage-related securities (including senior and junior loans, mortgage dollar rolls, stripped mortgage-related securities, and collateralized mortgage obligations) and other asset-backed securities, when-issued securities, REIT securities, Rule 144A securities, structured notes, repurchase agreements, preferred stocks and convertible debt and equity securities.

The Fund will invest no more than 50% of its total assets in lower quality bonds, sometimes called "junk bonds." These bonds, because of the greater possibility that the issuers will default, are not investment grade - that is, they are rated below BBB by Standard & Poor's or below Baa by Moody's, or are unrated but considered by Sentinel to be of comparable credit quality.

The Fund may invest in exchange-traded funds ("ETFs") in carrying out its investment strategies. The Fund considers investments in bond ETFs (ETFs whose underlying portfolio consists of debt instruments) as investments in fixed income instruments. At times, the Fund may have considerable exposure to ETFs.

The Fund may also purchase or sell "to be announced" or "TBA" securities, which usually are transactions in which the Fund buys or sells agency mortgage-backed securities ("MBS") on a forward commitment basis. In a TBA transaction, the seller of the agency MBS agrees on a sale price, but does not specify which particular securities will be delivered to the buyer on settlement day. Instead, only a few basic characteristics of the securities are agreed upon, such as the coupon rate and the face value. The Fund may engage in short sales of agency MBS that the Fund does not own, primarily as part of a TBA swap transaction. A TBA swap transaction involves an agreement to purchase one agency MBS and a simultaneous agreement to sell a different agency MBS.

Up to 25% of the Fund's net assets may be invested in securities within a single industry.

The Fund utilizes an active trading approach, which is expected to result in portfolio turnover greater than 100%.

The Fund may use derivative instruments (e.g., exchange-traded derivatives such as futures and options, and other derivatives such as swap agreements, options on swaps, interest rate caps and floors, credit default swaps and credit indices) in order to hedge various risks, such as interest rate, credit and currency risk. The Fund may use derivative instruments for other investment purposes, such as replicating permitted investments, as long as such investments do not have the effect of leveraging portfolio risks. The Fund is not required to use hedging and may choose not to do so.

The Fund may sell a security if the security is overvalued on a relative basis compared to other securities available in the market, if the fundamentals of the company are deteriorating, or for duration management purposes. The Fund may also sell a security to meet redemptions.

Sentinel Unconstrained Bond Fund

Investment Objective

The Fund seeks maximum investment return through a combination of current income and capital appreciation.

If the Fund's Board of Directors determines that the Fund's investment objective should be changed, shareholders of the Fund will be given at least 30 days' notice before any such change is made. However, the investment objective can be changed without shareholder approval.

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Principal Investment Strategies

Under normal circumstances, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets (plus any borrowings made for investment purposes) in U.S. and non-U.S. fixed-income instruments and related derivatives. The Fund's investments may be represented by forwards or derivative instruments. The Fund focuses on investments in U.S. fixed-income instruments. "Fixed-income instruments" include bonds, debt securities and similar instruments. The Fund has a flexible investment strategy, and will utilize a variety of investment techniques, and may invest in a broad array of fixed income instruments. The Fund's investments in fixed-income instruments may include, among other things, corporate bonds and other debt securities, U.S. government and agency securities, foreign government and supranational debt securities, emerging market debt securities, commercial paper, zero-coupon securities, mortgage-related securities (including senior and junior loans, mortgage dollar rolls, stripped mortgage-related securities, and collateralized mortgage obligations) and other asset-backed securities, collateralized debt and loan obligations, when-issued securities, investments in REIT securities, Rule 144A securities, preferred securities, structured products, repurchase agreements, reverse repurchase agreements, convertible securities and mezzanine securities. The Fund may invest in fixed, variable and floating rate instruments, including bank loans or loan participation interests in secured, second lien or unsecured variable, fixed or floating rate loans. .. The Fund may invest in fixed income instruments of any maturity. The Fund may invest in non-U.S. dollar denominated securities on a currency hedged or unhedged basis, and may invest in foreign (non-U.S.) currencies for hedging or investment purposes. The Fund may invest up to 20% of its net assets, at the time of purchase, in equity securities. The Fund may also invest in exchange-traded funds ("ETFs") in carrying out its investment strategies. The Fund considers investments in bond ETFs (ETFs whose underlying portfolio consists of debt instruments) as investments in fixed income instruments. At times, the Fund may have considerable exposure to ETFs. Fund management may adjust the Fund's portfolio among various types of instruments based on then-current or anticipated market conditions.

The Fund's policy of investing, under normal circumstances, at least 80% of its net assets (plus any borrowings made for investment purposes) in U.S. and non-U.S. fixed-income instruments, which may be represented by forwards or derivative instruments, is a non-fundamental policy that may not be changed without 60 days' prior notice to the Fund's shareholders.

The Fund may invest in fixed income instruments of any credit quality, including instruments that are in default. The Fund will invest no more than 70% of its total assets in lower quality bonds, sometimes called "junk bonds." These bonds, because of the greater possibility that the issuers will default, are not investment grade - that is, they are rated below BBB by Standard & Poor's or below Baa by Moody's, or are unrated but considered by Sentinel to be of comparable credit quality.

The Fund may invest in securities of any duration. The average portfolio duration of the Fund will normally vary from negative five (-5) years to positive ten (10) years, depending on Sentinel's forecast of interest rates and its assessment of market risks generally. Duration is a mathematical concept that measures a portfolio's sensitivity to interest rate changes. The longer the portfolio's duration, the more sensitive the portfolio is to shifts in interest rates. In comparison to maturity (which is the date on which a debt instrument ceases and the issuer is obligated to repay the principal amount), duration is a measure of the expected price volatility of a debt instrument as a result of changes in market rates of interest, based on the weighted average timing of the instrument's expected principal and interest payments and other factors. Duration differs from maturity in that it considers a security's yield, coupon payments, principal payments, call features and coupon adjustments in addition to the amount of time until the security finally matures. As the value of a security changes over time, so will its duration. The value of a fixed-income security with a positive duration will decline if interest rates increase. The value of a fixed-income security with a negative duration will increase if interest rates increase. Prices of securities with lower durations tend to be less sensitive to interest rate changes than securities with higher durations. Similarly, a portfolio with a shorter average duration is expected to be less sensitive to interest rate changes than a portfolio with a higher average duration.

The Fund may also purchase or sell "to be announced" or "TBA" securities, which usually are transactions in which the Fund buys or sells agency mortgage-backed securities ("MBS") on a forward commitment basis. In a TBA transaction, the seller of the agency MBS agrees on a sale price, but does not specify which particular securities will be delivered to the buyer on settlement day. Instead, only a few basic characteristics of the securities are agreed upon, such as the coupon rate and the face value. The Fund may engage in short sales of agency MBS that the Fund does not own, primarily as part of a TBA swap transaction. A TBA swap transaction involves an agreement to purchase one agency MBS and a simultaneous agreement to sell a different agency MBS.

The Fund may use derivative instruments without limitation for hedging or for other investment purposes, such as replicating permitted investments. The Fund may use derivative instruments to gain both long and short exposure to fixed-income or other instruments by investing in, among other instruments, derivatives such as futures and options, and other derivatives such as swap agreements, including interest rate swaps, total return swaps, credit default swaps and index swaps and forward contracts, subject to applicable law and any other restrictions described in the Fund's prospectus or Statement of Additional Information. The Fund is not required to use hedging and may choose not to do so. Currently, the Fund expects to utilize primarily the following derivative instruments: futures, interest rate swaps and credit default swaps.

The derivatives used by the Fund may involve substantial leverage risk and may expose the Fund to potential losses that exceed the amount originally invested by the Fund.

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The Fund may use borrowings or other leverage for investment purposes. The Fund may enter into transactions such as reverse repurchase agreements and dollar rolls.

The Fund has fewer restrictions than many other fixed income funds, and utilizes an active trading approach, which is expected to result in portfolio turnover greater than 100%.

The Fund may engage in dollar roll transactions. In a dollar roll, the Fund sells mortgage-backed or U.S. Treasury securities for delivery in the current month, and simultaneously contracts to buy back securities of the same type, coupon and maturity on a predetermined future date. During the roll period, the Fund forgoes principal and interest paid on the mortgage-backed or U.S. Treasury securities. In return, the Fund receives the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop"), and interest earned on the cash proceeds of the initial sale. A "covered roll" is a specific type of dollar roll in which the proceeds of a dollar roll are held in a separate account and invested only in high-grade, money-market instruments. The Fund may only invest in covered rolls.

The Fund may invest in repurchase agreements, provided the counterparty maintains the value of the underlying securities at not less than 102% of the repurchase price stated in the agreement. Under a repurchase agreement, the Fund purchases bonds and simultaneously agrees to resell these bonds to a counterparty at a prearranged time and specific price.

The Fund may sell a security if the security is overvalued on a relative basis compared to other securities available in the market, if the fundamentals of the company are deteriorating, or for duration management purposes. The Fund may also sell a security to meet redemptions.

From time to time, the Fund may invest up to 100% of its assets in cash, commercial paper, high-grade bonds, or cash equivalents for temporary defensive reasons if Sentinel believes that adverse market or other conditions warrant. This strategy is an attempt to protect the Fund's assets from a temporary unacceptable risk of loss. If the Fund takes a temporary defensive position, it may not achieve its investment objective.

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Other Investment Strategies

Convertible Securities. The International Equity Fund also may invest in convertible or debt securities rated Baa or higher by Moody's Investors Service, Inc. or BBB or higher by Standard & Poor's.

Derivative Instruments. The Common Stock, International Equity, Mid Cap, Small Company and Sustainable Core Opportunities Funds also may use derivative instruments (e.g., futures and options agreements) for hedging purposes, and for other investment purposes such as replicating permitted investments, as long as such investments do not have the effect of leveraging portfolio risks. Each of these Funds may establish derivative positions only when immediately thereafter not more than 5% of its total assets are held in derivative positions. The Funds are not required to use hedging and may choose not to do so.

Dollar Rolls. The Balanced, Government Securities, Low Duration Bond, Multi-Asset Income, Total Return Bond and Unconstrained Bond Funds may engage in dollar roll transactions. In a dollar roll, a Fund sells mortgage-backed or U.S. Treasury securities for delivery in the current month, and simultaneously contracts to buy back securities of the same type, coupon and maturity on a predetermined future date. During the roll period, a Fund forgoes principal and interest paid on the mortgage-backed or U.S. Treasury securities. In return, a Fund receives the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop"), and interest earned on the cash proceeds of the initial sale. A "covered roll" is a specific type of dollar roll in which the proceeds of a dollar roll are held in a separate account and invested only in high-grade, money-market instruments. The Funds may only invest in covered rolls.

Investments in Money Market Funds and Instruments. Each Fund may invest in high quality registered and unregistered money market funds and high quality money market instruments pending investments or to maintain liquidity for the payment of redemptions or other purposes. A Fund will not be deemed to deviate from its normal strategies if it holds these money market securities. The Government Securities Fund may invest up to 20% of its net assets in high-quality, money-market instruments that are not issued or guaranteed by the U.S. government or its agencies or instrumentalities. These include bank money market instruments, commercial paper or other short-term corporate obligations listed in the highest rating categories by nationally recognized statistical rating organizations. These money market instruments may be used as a means of making short-term investments.

Investments in other Investment Companies, including Exchange-Traded Funds. All of the Funds may invest in other investment companies, including exchange-traded fund (“ETFs”), to the extent permitted by the 1940 Act. In addition, each of the Balanced, Low Duration Bond, Multi-Asset Income, Total Return Bond and Unconstrained Bond Funds may invest in certain ETFs in excess of the limits permitted by the 1940 Act pursuant to an exemptive order obtained by the ETF on which these Funds may rely . As with traditional mutual funds, ETFs charge asset-based fees, although these fees tend to be relatively low. ETFs are traded on stock exchanges or on the over-the-counter market. ETFs do not charge initial sales charges or redemption fees and each Fund pays customary brokerage fees to buy and sell ETF shares.

Master Limited Partnerships. The Multi-Asset Income Fund may invest in MLPs. MLPs are limited partnerships or limited liability companies taxable as partnerships. MLPs may derive income and gains from the exploration, development, mining or production, processing, refining, transportation (including pipelines transporting gas, oil, or products thereof), or the marketing of any mineral or natural resources. MLPs generally have two classes of owners, the general partner and limited partners. When investing in an MLP, the Fund intends to purchase publicly traded common units issued to limited partners of the MLP. The general partner is typically owned by a major energy company, an investment fund, the direct management of the MLP or is an entity owned by one or more of such parties. The general partner may be structured as a private or publicly traded corporation or other entity.

Repurchase Agreements. Each Fund may invest in repurchase agreements, provided the counterparty maintains the value of the underlying securities at not less than 102% of the repurchase price stated in the agreement. Under a repurchase agreement, a Fund purchases bonds and simultaneously agrees to resell these bonds to a counterparty at a prearranged time and specific price. A Fund might incur time delays or losses if the other party to the agreement defaults on the repurchase of the securities.

Securities Lending. Each Fund may participate in a securities lending program. Due to the nature of the holdings of the Small Company, Multi-Asset Income and Total Return Bond Funds, these Funds’ participation in a securities lending program may involve a substantial amount of their respective holdings.

Short Term-Trading. The Small Company Fund's policy is to avoid short-term trading. However, the Fund may sell a security without regard to its holding period if Sentinel believes it is in the Fund's best interest to do so. The Fund's turnover rate is not expected to exceed 100% annually.

Temporary Defensive Position. Each Fund may invest up to 100% of its assets in cash, commercial paper, high-grade bonds, or cash equivalents for temporary defensive reasons if Sentinel believes that adverse market or other conditions warrant. This is to attempt to protect the Fund's assets from a temporary unacceptable risk of loss. If a Fund takes a temporary defensive position, it may not achieve its investment objective.

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Investment Risks

We cannot guarantee that a Fund's investment objective will be achieved. You can find additional information about the investment risks of the Funds in the Funds' Statement of Additional Information, which is incorporated by reference into (is legally made a part of) this Prospectus. You can get a free copy of the Statement of Additional Information by calling 1-800-282-FUND (3863), by visiting sentinelinvestments.com, or by writing to Sentinel Investments at PO Box 55929, Boston, MA 02205-5929. The Funds are not guaranteed or insured by the U.S. government. The value of a Fund's shares is expected to fluctuate.

Principal Equity Securities Risks

Illiquid Securities Risk. Securities held by the Small Company Fund that are not deemed to be illiquid at the time of purchase may become illiquid. Other securities, such as lower-quality bonds and restricted securities (securities subject to legal or contractual restrictions on resale) may also become illiquid, even if they are not deemed to be illiquid at the time of purchase. Some restricted securities (such as securities issued pursuant to Rule 144A under the Securities Act of 1933 or certain commercial paper) may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets. Sentinel may determine that certain Rule 144A securities in which certain of the Funds invest are liquid securities under guidelines approved by the Funds' Board of Directors, and these Rule 144A securities will not be subject to any limitation or prohibition on the purchase of illiquid securities. Rule 144A securities may become illiquid if qualified institutional buyers are unavailable. The Fund will not be able to readily resell illiquid securities. The inability to sell these securities at the most opportune time may negatively affect the Fund's net asset value.

Investment Style Risk. The International Equity and Small Company Funds tend to focus on "growth" stocks, and target stocks with what the managers consider sustainable, rather than aggressive, growth rates and that are trading at reasonable valuations. The Common Stock Fund, the equity portion of the Balanced Fund and the Sustainable Core Opportunities Fund focus on both "growth" and "value" stocks, or stocks with characteristics of both, commonly called a blend style. Different types of stocks tend to shift into and out of favor with stock market investors depending on market and economic conditions. Growth stocks may be more volatile than other stocks because they are generally more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, because growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market. Value stocks may not increase in price or pay dividends, as anticipated by the Funds' managers, or may decline even further if: other investors fail to recognize the company's value; other investors favor investing in faster-growing companies; or the factors that the managers believe will increase the price do not occur. The Funds' performance may at times be better or worse than the performance of funds that focus on other types of stocks or that have a broader investment style.

Preferred Stock Risk. Preferred stock represents an equity or ownership interest in a company. Preferred stock normally pays dividends at a specified rate and has precedence over common stock in the event the issuer is liquidated or declares bankruptcy. However, in the event a company is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock. Preferred stock, unlike common stock, often has a stated dividend rate payable from the corporation's earnings. Preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of such stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as provisions allowing the stock to be called or redeemed, which can limit the benefit of a decline in interest rates. Preferred stock is subject to many of the risks to which common stock and debt securities are subject.

Sector Risk. To the extent a Fund invests in a particular sector, it is subject to the risks of that sector. Returns in an economic sector may trail returns from other economic sectors. As a group, sectors tend to go through cycles of doing better or worse than the securities market in general. These periods may last several years. In addition, the sectors that dominate the market change over time. For more information on risks of a particular sector consult the Funds' Statement of Additional Information.

Stock Market and Selection Risk. Stock market risk is the risk that the stock market will go down in value, including the possibility that the market will go down sharply and unpredictably. Selection risk is the risk that the investments that Sentinel selects will underperform the stock market or other funds with similar investment objectives and investment strategies.

Stocks of Smaller Companies Risk. The stocks of small- and mid-capitalization companies in which the Small Company Fund invests typically involve more risk than the stocks of larger companies. These smaller companies may have more limited financial resources, narrower product lines, and may have less seasoned managers. In addition, these stocks may trade less frequently and in lower share volumes, making them subject to wider price fluctuations.

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Principal Fixed-Income Securities Risks

Bank Loan Risk. The market for bank loans in which the Funds may invest may not be highly liquid and, in some cases, the Funds may have to dispose of such securities at a substantial discount from face value. These investments may expose the Funds to the credit risk of the underlying corporate borrower. When interest rates decline, borrowers may pay off bank loans more quickly than originally anticipated, and the Fund may have to invest the proceeds in securities with lower yields.

Derivatives Risk. The Funds may use derivatives, which are financial contracts whose value depends upon or is derived from the value of an underlying asset, reference rate, or index. Derivative investments can increase Fund losses and/or increase volatility. Derivative instruments may be difficult to price, and may be leveraged so that small changes may produce disproportionate losses for the Funds. Derivatives involve counterparty risk (the risk that the counterparty of the derivative transaction or a clearing member used by the Fund to hold a cleared derivatives contract will be unable or unwilling to honor its financial obligation to the Fund), basis risk (the risk that the derivative instrument will not fully offset the underlying positions), and liquidity risk (the risk that the Fund cannot sell the derivative instrument because of an illiquid secondary market). In addition, the portfolio managers may incorrectly forecast the values of securities, currencies or interest rates or other economic factors in using derivatives for the Fund.

Specific Risks relating to the derivatives used by the Funds:

Futures Contracts and Options on Futures Contracts: A futures contract is a standardized, exchange-traded agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate or index) at a specific price on the contract maturity date. Options on futures contracts are options that call for the delivery of futures contracts upon exercise. Futures contracts and options on futures contracts are subject to risks, including (i) imperfect correlation to the underlying asset, (ii) lack of liquidity, (iii) losses caused by unanticipated market movements, which are potentially unlimited, and (iv) the risk that the counterparty will not perform its obligations.

Swaps: Swaps are two party contracts that generally obligate the parties to exchange payments based on a specified reference security, basket of securities, security index or index component. Swaps can involve greater risks than direct investments in securities because swaps may be leveraged. Swaps also involve the risk that the counterparty may not be able to satisfy its obligations to pay the Fund, and the risk that the Fund may not be able to satisfy its obligation to pay the counterparty. Certain swaps, including but not limited to certain interest rate swaps, are required to be executed on a regulated exchange or trading facility and cleared through a regulated clearinghouse, involving the risk of a default by or insolvency of the clearinghouse. Swaps may also be difficult to value.

Credit Default Swaps: A credit default swap involves a protection buyer and a protection seller. The Fund may be either a protection buyer or seller. The protection buyer makes periodic premium payments to the protection seller during the swap term in exchange for the protection seller agreeing to make certain defined payments to the protection buyer in the event certain defined credit events occur with respect to a particular security, issuer or basket of securities.

Options: The Fund may purchase and write put and call options on securities and indices. A put option on a security gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period. A call option on a security gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract.

Put and call options on indices are similar to options on securities except that options on an index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying index is greater than (or less than, in the case of puts) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number. Thus, unlike options on individual securities, all settlements are in cash, and gain or loss depends on price movements in the particular market represented by the index generally, rather than the price movements in individual securities. All options written on indices or securities must be "covered" as required by the Investment Company Act of 1940, as amended.

Options on securities may be subject to greater fluctuations in value than an investment in the underlying securities. If the Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying securities or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if the Fund is unable to effect a closing sale transaction with respect to options it has purchased, it will have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities. To the extent that the Fund writes or sells an option, if the decline or increase in the underlying asset is significantly below or above the exercise price of the written option, the Fund could experience a substantial loss.

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Options on indices may, depending on circumstances, involve greater risk than options on securities. Because index options are settled in cash, when the Fund writes a call on an index it may not be able to provide in advance for its potential settlement obligations by acquiring and holding the underlying securities.

Forward Contracts: The Fund may invest in forward contracts. Forward contracts are transactions involving the Fund's obligation to purchase or sell a specific currency or other asset at a future date at a specified price. Forward contracts may be used by the Fund for hedging purposes to protect against uncertainty in the level of future foreign currency exchange rates, such as when the Fund anticipates purchasing or selling a foreign security. This technique would allow a Fund to "lock in" the U.S. dollar price of the investment. Forward contracts also may be used to attempt to protect the value of a Fund's existing holdings of foreign securities. There may be, however, imperfect correlation between a Fund's foreign securities holdings and the forward contracts entered into with respect to such holdings. The cost to a Fund of engaging in forward contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing.

The Fund's use of certain derivatives, such as forward currency contracts, structured notes, futures transactions and swap transactions involve other risks, such as the credit risk relating to the other party to a derivative contract (which is greater for forward currency contracts, swaps and other over-the counter traded derivatives), the risk of difficulties in pricing and valuation. Credit default swaps involve special risks because they are difficult to value and are subject to credit and liquidity risk. Certain derivative transactions may involve substantial leverage risk and the Fund could lose more than the principal amount invested. Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation is not yet known and may not be known for some time. New regulation may make derivatives more costly, may limit the availability of derivatives, or may otherwise adversely affect the value or performance of derivatives. Certain aspects of the tax treatment of derivative instruments, including swap agreements and commodity-linked derivative instruments, are currently unclear and may be affected by changes in legislation, regulations or other legally binding authority that could affect the character, timing and amount of the Fund's taxable income or gains and distributions.

Duration Risk. Duration is a measure that relates the expected price volatility of a fixed-income instrument to changes in interest rates. The duration of a fixed income instrument may be shorter than or equal to the full maturity of the fixed income instrument. Fixed income instruments with longer durations have more risk.

General Fixed-Income Securities Risk. The market prices of bonds, including those issued by the U.S. government, generally go up as interest rates fall, and go down as interest rates rise. In the event a Fund has a negative average portfolio duration, the value of the Fund may decline as interest rates fall, and rise as interest rates rise. As a result, the net asset value of the shares of Funds holding bonds will fluctuate with conditions in the bond markets. Bonds with longer maturities and longer durations (a measure of a bond's sensitivity to changes in interest rates) generally are subject to greater price fluctuation due to interest-rate changes than bonds with shorter maturities or shorter durations. As of the date of this Prospectus, interest rates in the United States are near historic lows. If interest rates rise quickly, it may have a pronounced negative effect on the prices on the bonds held by the Funds. Fixed-income securities may also be difficult to purchase and sell in adverse market conditions. While considered investment-grade, bonds in the fourth highest rating category of Moody's and Standard & Poor's may have more speculative characteristics and may be more likely to be downgraded than bonds rated in the three highest rating categories. When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and the Fund may have to invest the proceeds in securities with lower yields.

Government Securities Risk. Economic, business, or political developments may affect the ability of government-sponsored guarantors, such as the Federal National Mortgage Association (FNMA, or Fannie Mae), the Federal Farm Credit Bank (FFCB), the Federal Home Loan Bank system (FHLB) and the Federal Home Loan Mortgage Corporation (FHLMC or Freddie Mac), to repay principal and to make interest payments on the securities in which the Balanced, Government Securities, Low Duration Bond, Multi-Asset Income, Total Return Bond and Unconstrained Funds invest. In addition, certain of these securities, including those guaranteed by FNMA, FFCB, FHLB and FHLMC, are not backed by the full faith and credit of the U.S. government. In addition, if prevailing interest rates are below the rates on the mortgages, the mortgage borrowers are more likely to refinance their mortgages than if interest rates are at or above the interest rates on the mortgages. Faster prepayments will reduce the potential of the mortgage-backed securities to rise in value during periods of falling interest rates, while the risk of falling value during periods of rising interest rates may be comparable to or higher than other bonds of similar maturities.

Inflation-Linked Investments Risk. The fixed income Funds may invest in Treasury Inflation Protected Securities ("TIPS"), which are U.S. government bonds whose principal automatically is adjusted for inflation as measured by the Consumer Price Index for All Urban Consumers ("CPI-U") and other inflation-indexed securities issued by the U.S. Department of Treasury and non-U.S. sovereign entities. Unlike traditional fixed-income securities, the principal and interest payments of inflation-linked investments are adjusted periodically based on the inflation rate. The value of a Fund's inflation-linked investments may be vulnerable to changes in expectations of inflation or interest rates, and there is no guarantee that a Fund's use of these instruments will be successful.

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Leverage Risk. Some transactions may give rise to a form of economic leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and forward commitment transactions, and may expose a Fund to greater risk and increase its costs. Certain transactions in derivatives involve substantial leverage risk and may expose a Fund to potential losses that exceed the amount originally invested by a Fund. The use of leverage may cause a Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet any required asset segregation requirements. Increases and decreases in the value of a Fund's portfolio will be magnified when a Fund uses leverage.

Lower-Quality Bonds Risk. The lower-quality bonds in which the Low Duration Bond, Multi-Asset Income, Total Return Bond and Unconstrained Bond Funds and, to a lesser extent the Balanced Fund, may invest generally have higher nominal or effective interest rates than higher-quality bonds. Lower quality bonds are sometimes called "junk bonds". Lower-quality bonds may pay interest at fixed, floating or adjustable rates. The value of floating or adjustable rate bonds is less likely to be adversely affected by interest-rate changes than fixed rate bonds. However, if interest rates fall, the Funds may earn less income if they hold floating or adjustable rate bonds. Lower-rated bonds are more speculative and likely to default than higher-quality bonds. Lower-rated bond values also tend to fluctuate more widely in value, for several reasons. An economic downturn may have a greater impact on the ability of issuers with less financial strength to make their bond payments. These bonds may not be traded as actively. Their prices may respond more adversely to negative publicity and investor perceptions. If trading in lower-rated bonds becomes less active, the Funds may have more difficulty in valuing these bonds. Success in investing in junk bonds depends heavily on Sentinel's credit analysis. Lower-rated bonds are also more sensitive than other debt securities to adverse business developments affecting specific issuers. The risk of loss due to default by the issuer of a lower-quality bond may be significantly greater than the risk for higher rated bonds because lower-quality bonds are more likely to be unsecured and may be subordinated to other creditors. If a bond defaults, the Funds may incur additional expenses in seeking a recovery or participating in a restructuring. Lower-quality bonds also may have call features that permit the issuer to repurchase the securities from the Funds before their maturity. If a call is exercised during a period of declining interest rates, the affected Fund would probably have to replace the called bonds with lower-yielding bonds, and the Fund's investment income would go down.

Mortgage-Backed Securities Risk. Mortgage-backed securities (residential and commercial) represent interests in "pools" of mortgages held in trust and differ from traditional fixed-income securities and are subject to certain additional risks. Like traditional fixed-income securities, when interest rates fall the value of mortgage-backed securities typically increases, and when interest rates rise, the value of mortgage-backed securities typically decreases. However, when interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated causing the value of these securities to fall. This is known as extension risk. As a result, in a period of rising interest rates, mortgage-backed securities may exhibit additional volatility and may lose value. In addition, the principal on mortgage- backed securities may normally be prepaid at any time, which will reduce the yield and market value. When interest rates decline, borrowers may pay off their mortgages sooner than expected and the Fund may have to invest the proceeds in securities with lower yields. This is known as prepayment risk. Prepayment reduces the yield to maturity and the average life of the asset-backed securities. Movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities.

The mortgage market in the United States recently has experienced difficulties that may adversely affect the performance and market value of certain of the Fund's mortgage-related investments. Delinquencies and losses on mortgage loans (including subprime and second-lien mortgage loans) generally have increased recently and may continue to increase, and a decline in or flattening of real-estate values (as has recently been experienced and may continue to be experienced in many housing markets) may exacerbate such delinquencies and losses. Also, a number of mortgage loan originators have recently experienced serious financial difficulties or bankruptcy. Reduced investor demand for mortgage loans and mortgage-related securities and increased investor yield requirements have caused limited liquidity in the secondary market for mortgage-related securities, which can adversely affect the market value of mortgage-related securities. It is possible that such limited liquidity in such secondary markets could continue or worsen.

Sovereign Debt Risk. An investor in non-U.S. sovereign debt instruments are subject to the risk that the governmental authorities that control the repayment of the debt may be unable or unwilling to repay the principal or interest when due.

To-Be-Announced ("TBA") Securities Risk. In a TBA securities transaction, a Fund commits to purchase certain securities for a fixed price at a future date. TBA securities include when-issued and delayed delivery securities and forward commitments. TBA securities involve the risk that the security a Fund buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security's price.

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Principal Foreign Securities Risks

General Foreign Securities Risk. Investing in foreign securities involves certain special risks in addition to those associated with U.S. securities. For example, the Funds may be affected favorably or unfavorably by changes in currency rates or exchange control regulations. Foreign markets may have less active trading volume than those in the United States, and values may fluctuate more as a result. If the Funds, specifically the International Equity Fund, had to sell securities to meet unanticipated cash requirements, they might be forced to accept lower prices. There may be less supervision and regulation of foreign exchanges. Foreign companies generally release less financial information than comparable U.S. companies. Furthermore, foreign companies generally are not subject to uniform accounting, auditing and financial reporting requirements. Other possible risks include seizing of assets by foreign governments, high and changing taxes and withholding taxes imposed by foreign governments on dividend and/or interest payments, difficulty enforcing judgments against foreign issuers, political or social instability, or diplomatic developments that could affect U.S. investments in those countries. The Funds are not required to hedge against foreign currency exchange rates.

Emerging Markets Risk. The risks of foreign investments are usually much greater for the emerging markets in which the Funds may invest. Investments in emerging markets may be considered speculative. Emerging markets include those in countries defined as emerging or developing by the World Bank, the International Finance Corporation or the United Nations. Emerging markets are riskier because they develop unevenly and may never fully develop. They are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, the securities markets in many of these countries have far lower trading volumes and less liquidity than developed markets. Because these markets are so small, investments in them may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. In addition, traditional measures of investment values used in the United States, such as price-to-earnings ratios, may not apply to certain small markets.

Many emerging markets have histories of political instability and abrupt changes in policies. As a result, their governments are more likely to take actions that are hostile or detrimental to private enterprise or foreign investment than those of more developed countries. Certain emerging markets may also face other significant internal or external risks, including the risk of war, and ethnic, religious and racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth.

Foreign Banks and Securities Depositories Risk. Some foreign banks and securities depositories in which the Funds generally hold their foreign securities may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight over their operations. Also, the laws of certain countries may put limits on the Funds' ability to recover their assets if a foreign bank, depository or issuer of a security, or any of their agents, goes bankrupt. Also, brokerage commissions, and other costs of buying, selling or holding securities in foreign markets are often higher than in the United States. This can reduce amounts the Funds can earn on their investments. Foreign settlement and clearance procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically involved with the settlement of U.S. investments. Communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates. Settlements in certain foreign countries at times have not kept pace with the number of securities transactions. These problems may make it difficult for the Funds to carry out transactions.

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Other Principal Investment Risks

Asset Allocation Risk. The Balanced and Multi-Asset Income Funds attempt to identify investment allocations that will provide consistent, quality performance for the Fund, but there is no guarantee that the allocations will produce the desired results. It is possible that the managers will focus on an asset class that performs poorly or underperforms other investments under various market conditions.

ETF Risk. ETFs typically trade on a securities exchange and their shares may, at times, trade at a premium or discount to their net asset values. In addition, an ETF may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting or number of instruments held by the ETF. The price of an ETF can fluctuate up or down, and the Fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. Owning an ETF generally reflects the risks of owning the underlying securities it is designed to track. The total return from an investment in an ETF will be reduced by the operating expenses and fees of the ETF. The Fund, and indirectly, shareholders of the Fund, bear a proportionate share of the ETF's expenses, which include management and advisory fees and other expenses. In addition, the Fund pays brokerage fees in connection with the purchase and sale of shares of ETFs.

High Portfolio Turnover Risk. A change in the securities held by a Fund is known as “portfolio turnover.” A Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective and principal investment strategies, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to individual shareholders). The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance. Please see the “Financial Highlights” in this prospectus for the portfolio turnover rates of the Funds during the last fiscal year.

The Funds shown below had portfolio turnover rates of over 100% in their 2016 fiscal year:

Low Duration Bond	117%
Multi-Asset Income	228%
Total Return Bond	240%
Unconstrained Bond	472%

Income Risk. Because a Fund can only distribute what it earns, the Fund's distributions to shareholders may decline when prevailing interest rates fall (or, if the Fund has a negative duration, when prevailing interest rates rise) or when the Fund experiences defaults on debt instruments it holds. A Fund's income generally declines during periods of falling interest rates because a Fund must reinvest the proceeds it receives from existing investments (upon their maturity, prepayment, amortization, call or buy-back) at a lower rate of interest or return.

Master Limited Partnership Risk. The common units of an MLP are listed and traded on U.S. securities exchanges and their value fluctuates predominantly based on prevailing market conditions and the success of the MLP. Unlike owners of common stock of a corporation, owners of common units have limited voting rights and have no ability to annually elect directors. In the event of a liquidation, common units have preference over subordinated units, but not over debt or preferred units, to the remaining assets of the MLP.

Short Sales Risk. A short sale involves the sale by a Fund of a security that it does not own with the hope of purchasing the same security at a later date at a lower price. A Fund may also enter into a short position through a forward commitment or a short derivative position through a futures contract or swap agreement. If the price of the security or derivative has increased during this time, then the Fund will incur a loss equal to the increase in price from the time that the short sale was entered into plus any premiums and interest paid to the third party. Therefore, short sales involve the risk that a Fund's losses may be exaggerated (without a limit). By contrast, a loss on a long position arises from decreases in the value of the security and is limited by the fact that a security's value cannot decrease below zero.

By investing the proceeds received from selling securities short, a Fund could be deemed to be employing a form of leverage, which creates special risks. The use of leverage may increase a Fund's exposure to long securities positions and make any change in the Fund's NAV greater than it would be without the use of leverage. This could result in increased volatility of returns. There is no guarantee that any leveraging strategy a Fund employs will be successful during any period in which it is employed.

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In times of unusual or adverse market, economic, regulatory or political conditions, the Fund may not be able, fully or partially, to implement its short selling strategy. Periods of unusual or adverse market, economic, regulatory or political conditions generally may exist for as long as six months and, in some cases, much longer. Also, there is the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund.

Sustainable/Responsible Investing Risk. The Sustainable Core Opportunities Fund employs a process of environmental, social and corporate governance screening to potential investments. The application of Sentinel's screening process may affect the Fund's exposure to certain issuers, industries, sectors, regions and countries, and may negatively impact the relative performance of the Fund. In addition, the Fund may be required to sell a security when it might otherwise be disadvantageous for it to do so.

Utilities Industry Risk. Utility company equity securities, to the extent they are purchased for their dividend yield, historically have been sensitive to interest rate movements. In addition, utility companies are subject to state and federal regulation, with respect to both rates and operations, and face the potential for increased costs due to additional regulation and litigation.

Other Investment Risks

Borrowing Risk. Borrowing may exaggerate changes in the net asset value of Fund shares and in the return on a Fund's portfolio. Borrowing will cost a Fund interest expense and other fees. The costs of borrowing may reduce a Fund's return. Borrowing may cause a Fund to liquidate positions when it may not be advantageous to do so to satisfy its obligations.

Convertible Securities Risk. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The market values of convertible securities tend to decline as interest rates rise and, conversely, to increase as interest rates decline. However, the convertible securities market value tends to reflect the market price of the common stock of the issuing company when that stock price is greater than the convertible's "conversion price." The conversion price is defined as the predetermined price at which the convertible security could be exchanged for the associated stock. As the market price of the underlying common stock declines (other than in distressed situations), the price of the convertible security tends to be influenced more by the yield of the convertible security. Thus, it may not decline in price to the same extent as the underlying common stock. In the event of a liquidation of the issuing company, holders of convertible securities would be paid after the company's creditors but before the company's common shareholders. Consequently, the issuer's convertible securities generally may be viewed as having more risk than its debt securities, but less risk than its common stock.

Currency Risk. Foreign (non-U.S.) currencies may decline in value relative to the U.S. dollar, which would affect the Fund's investments in foreign currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign currencies.

Dollar Rolls Risk. The use of dollar rolls by the Balanced, Government Securities, Low Duration Bond, Multi-Asset Income, Total Return Bond and Unconstrained Bond Funds tends to increase the portfolio turnover rate of the Fund. Dollar rolls involve the risk that the market value of the securities a Fund is obligated to repurchase under the agreement may decline below the contracted repurchase price. In the event the buyer of securities under a dollar roll files for bankruptcy or becomes insolvent, a Fund's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to release the counterparty from its contractual obligation.

Investments in Other Investment Companies Risk. A Fund investing in other investment companies, including exchange-traded funds ("ETFs"), will indirectly bear the management and other fees of the other investment company in addition to its own expenses.

Municipal Securities Risk. Municipal securities can be significantly affected by political changes as well as uncertainties in the municipal market related to taxation, legislative changes, or the rights of municipal security holders. Because many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation, and utilities, conditions in those sectors can affect the overall municipal market. In addition, changes in the financial condition of an individual municipal insurer can affect the overall municipal market, and market conditions may directly impact the liquidity and valuation of municipal securities.

Not Guaranteed Risk. None of the Funds are guaranteed or insured by the U.S. government. The value of each Fund's shares is expected to fluctuate.

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Preferred Stock Risk. Preferred stock represents an equity or ownership interest in a company. Preferred stock normally pays dividends at a specified rate and has precedence over common stock in the event the issuer is liquidated or declares bankruptcy. However, in the event a company is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock. Preferred stock, unlike common stock, often has a stated dividend rate payable from the corporation's earnings. Preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of such stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as provisions allowing the stock to be called or redeemed, which can limit the benefit of a decline in interest rates. Preferred stock is subject to many of the risks to which common stock and debt securities are subject.

Real Estate-Related Investments Risk. Some of the Funds may invest in real estate investment trusts ("REITs") which are subject to risks affecting real estate investments generally (including market conditions and changes in the value of the underlying property, competition, zoning laws and other regulations, property obsolescence, changes in interest rates and casualty to real estate), as well as risks specifically affecting REITs (the quality and skill of REIT management and the internal expenses of the REIT).

Repurchase Agreements Risk. If the repurchase agreement counterparty defaults on its repurchase obligation, a Fund would have the collateral securities and be able to sell them to another party, but it could suffer a loss if the proceeds from a sale of the securities turn out to be less than the repurchase price stated in the agreement. If the counterparty becomes insolvent or goes bankrupt, a Fund may be delayed in being able to sell securities that were subject to the repurchase agreement. In general, for federal income tax purposes, repurchase agreements are treated as collateralized loans secured by the securities "sold". Therefore, amounts earned under such agreements are not eligible for the dividends-received deduction available to corporate shareholders or for treatment as qualified dividend income taxable at reduced rates in the hands of non-corporate shareholders.

Restricted and Illiquid Securities Risk. Restricted securities are securities for which trading is limited to qualified institutional buyers (Rule 144A securities, for example), or are subject to other legal or contractual restrictions on resale. Sentinel may determine that certain Rule 144A securities in which the Fund invests are liquid securities under guidelines approved by the Fund's Board of Directors, and these Rule 144A securities will not be subject to any limitation on the purchase of illiquid securities. These liquid Rule 144A securities may become illiquid if qualified institutional buyers are unavailable. Other securities, such as lower-quality bonds or small-cap securities, may also become illiquid. The Fund will not be able to readily resell illiquid securities and resale of some of these securities may be restricted by law or contractual provisions. The inability to sell these securities at the most opportune time may negatively affect the Fund's net asset value.

Reverse Repurchase Agreements. A reverse repurchase agreement is an agreement under which a Fund sells a portfolio security and agrees to repurchase it at an agreed-upon date, price and interest payment. Reverse repurchase agreements involve the risk that the other party may fail to return the securities in a timely manner or at all. Reverse repurchase agreements also involve the risk that the market value of the securities sold by a Fund may decline below the price at which a Fund is obligated to repurchase the securities. These events could also trigger adverse tax consequences to the Fund.

Securities Lending Risk. Securities lending programs are subject to borrower default risk (e.g., borrower fails to return a loaned security and there is a shortfall on the collateral posted by the borrower), cash collateral investment risk (e.g., principal loss resulting from the investment of the cash collateral) and security recall/return risk (e.g., the Fund is unable to recall a security in time to exercise valuable rights or sell the security). In addition, substitute payments (i.e., amounts equivalent to any dividends, interest or other distributions received by the Fund while the securities are on loan) are not treated as dividends and are not eligible for the dividends-received deduction available to corporate shareholders or for treatment as qualified dividend income taxable at reduced rates in the hands of non-corporate shareholders.

Structured Notes Risk. Investment in structured notes involves certain risks, including the risk that the issuer may be unable or unwilling to satisfy its obligations to pay principal or interest, which are separate from the risk that the note's reference instruments may move in a manner that is disadvantageous to the holder of the note. Structured notes, which are often illiquid, are also subject to additional risks such as market risk, liquidity risk and interest rate risk. The terms of certain structured notes may provide that a decline in the reference instrument may result in the interest rate or principal amount being reduced to zero. Structured notes may be more volatile than the underlying reference instruments or traditional debt instruments.

Temporary Defensive Position Risk. If a Fund, other than the Government Securities Fund, takes a temporary defensive position, it may invest all or a large portion of its assets in U.S. government securities, high-quality money-market instruments, bank deposits, or cash. If a Fund takes a temporary defensive position it may not achieve its investment objective(s).

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Operational Risks

Cyber Security Risk. With the increased use of technologies such as the Internet and the dependence on computer systems to perform necessary business functions, the Funds have become potentially more susceptible to operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause a Fund to lose proprietary information, suffer data corruption, or lose operational capacity. This in turn could cause a Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures, and/or financial loss. Cyber security breaches may involve unauthorized access to a Fund's digital information systems (e.g., through "hacking" or malicious software coding), but may also result from outside attacks such as denial-of-service attacks (i.e., efforts to make network services unavailable to intended users). In addition, cyber security breaches of a Fund's third party service providers (including transfer agents, custodians, sub-advisers and Fund accountants), or by the exchanges and clearing houses on which the securities and derivatives that are purchased or sold by the Funds are traded or cleared, can also subject a Fund to many of the same risks associated with direct cyber security breaches. Similar types of cyber security risks also are present for issuers of securities in which the Funds invest, and a cyber security breach could result in material adverse consequences for such issuers, and may cause the Fund's investment in such securities to lose value. The Funds and the Adviser have established risk management systems designed to reduce the risks associated with cyber security; however, there is no guarantee that such efforts will succeed. Furthermore, the Adviser and the Funds cannot control the cyber security plans and systems of third party service providers, exchanges and clearing houses, or issuers in which the Funds invest. The Funds and their shareholders could be negatively impacted as a result of a cyber security breach.

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Disclosure of Portfolio Securities

A description of each Fund's policies and procedures with respect to disclosure of its portfolio securities is available in the Funds' Statement of Additional Information. Information about a Fund's top ten holdings are provided in the Fund's Quarterly Fact Sheet posted at www.sentinelinvestments.com under "Forms & Literature", "Performance" with at least a 15-day lag.

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Share Classes

Sentinel Funds offer different pricing options to investors in the form of different share classes. Through this Prospectus, you can learn about a Fund's Class A, Class C, Class S and Class I, Class R3, and Class R6 shares, as applicable.

Fund	Class A	Class C	Class S	Class I	Class R3	Class R6
Balanced	X	X		X
Common Stock	X	X		X		X
Government Securities	X	X		X
International Equity	X	X		X
Low Duration Bond	X		X	X
Multi-Asset Income	X	X		X
Small Company	X	X		X		X
Sustainable Core Opportunities	X			X
Total Return Bond	X	X		X	X	X
Unconstrained Bond	X	X		X

You can compare the differences among the classes of shares using the table below.

Class	Initial Sales Charge	Contingent Deferred Sales Charge (“CDSC”)	Distribution and/or Service (12b-1) Fees	Conversion Feature	Availability
A	Maximum initial sales charge: •1% Low Duration Bond; •2.25% Government Securities, Total Return Bond and Unconstrained Bond; and •5% all other Funds	None (Certain redemptions of shares that were purchased without a sales charge may be charged a CDSC)[1]	0.20% fixed-income funds (other than Low Duration Bond Fund); 0.25% Low Duration Bond and equity funds	None	Generally available
C	None	1% if redeemed in the first year	1.00%	None	Generally available
S	None	None	0.50%	None	Offered only by the Low Duration Bond Fund
I	None	None	None	None	Strict eligibility requirements apply
R3	None	None	0.50%	None	Eligibility requirements apply (offered only by the Total Return Bond Fund)
R6	None	None	None	None	Eligibility requirements apply (offered only by the Common Stock, Small Company and Total Return Bond Funds)

1 There is no sales charge for new purchases of $1,000,000 and over ($500,000 or more for the Government Securities, Total Return Bond and Unconstrained Bond Funds). A contingent deferred sales charge ("CDSC") may apply to redemptions of Class A shares if shares are redeemed in the first twelve months after purchase where the initial sales charge was zero based on a purchase of $1,000,000 or more ($500,000 or more for the Government Securities, Total Return Bond, and Unconstrained Bond Funds). The CDSC schedule with respect to these Funds is set forth below under "Class A Shares".

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This Prospectus frequently uses the term "CDSC", which stands for Contingent Deferred Sales Charge. This type of charge is assessed when you redeem shares subject to a CDSC if none of the waivers described in this Prospectus apply. If you do not redeem shares during the time periods in which an investment is subject to a CDSC, you will not pay this charge. CDSC schedules may change from time to time. Your shares are subject to the CDSC schedule in effect when you purchased them.

When choosing a share class, your considerations should include:

•	the amount of the investment;
•	the intended length of the investment;
•	the type of Fund you want;
•	whether you are eligible for a waiver or reduction of an initial sales charge or CDSC; and
•	whether you intend to utilize the exchange privilege (exchange privileges among Sentinel Funds differ by share class).

Class A shares have the advantage of lower ongoing distribution expenses. The disadvantage of the Class A shares is that you pay an initial sales charge. If in your circumstances the lower ongoing expenses outweigh the impact of the initial sales charge, Class A shares may be appropriate for you.

Class C shares have the advantages of no initial sales charge and a relatively small CDSC that applies only in the first year. However, you pay higher ongoing distribution fees for the entire period of your investment. This class may be appropriate for you if the benefits of avoiding an initial sales charge outweigh the continuing higher distribution fees. Over long periods, however, the other share classes may outperform Class C shares.

Class S shares, available for the Low Duration Bond Fund only, have the advantage that you pay no sales charges. However, you pay higher ongoing distribution fees for the entire period of your investment.

Class I shares have the advantages of no sales charges and no distribution fees. They typically have an expense ratio that is lower than the Fund's other classes of shares. In general, investors who can satisfy the Class I share class eligibility requirements should purchase Class I shares, if offered by the Fund. Class I shares do not offer certain account services available to other classes, such as automatic investment and withdrawal plans and online account access.

Class R3 shares, available for the Total Return Bond Fund only, have the advantages of no sales charges. Class R3 shares are only available to employer sponsored group retirement and group 529 college savings plans where plan level or omnibus accounts are held on the books of the Fund and in which the plan administrator or record keeper has entered into a plan services agreement with the distributor. Class R3 shares do not offer certain account services available to other classes, such as automatic investment and withdrawal plans and online account access.

Class R6 shares, available for the Common Stock, Small Company and Total Return Bond Funds only, have the advantages of no sales charges and no distribution fees. They are available to certain employer sponsored group retirement and group 529 college savings plans; registered investment companies; institutions, trusts and foundations with a $1 million initial investment; and certain fee-based advisory programs. They typically have an expense ratio that is lower than the Fund's other classes of shares. Class R6 shares do not offer certain account services available to other classes, such as automatic investment and withdrawal plans and online account access.

Sentinel has agreed to reimburse certain expenses paid by the Class I shares of the Funds to the extent necessary to prevent the total annual fund operating expense ratio of the Class I shares of the Funds, on an annualized basis, from exceeding the total annual fund operating expense ratio of the Class A shares of the same Fund. This agreement will continue through March 31, 2018. This agreement may be terminated upon 90 days' notice by a majority of the non-interested directors of the Funds.

Purchase of Fund Shares

There is no size limit on purchases of Class A or Class S shares. The maximum purchase of Class C shares accepted is $999,999. Investment minimums apply to the purchase of Class I and Class R6 shares, with certain exceptions. Broker/dealers, financial institutions, plan agents and other intermediaries (collectively, "intermediaries") may charge additional fees in connection with transactions in Fund shares. Sentinel Financial Services Company, the Funds' distributor, and/or an affiliate make payments from their own resources to intermediaries related to marketing the Funds and/or servicing Fund shareholders, which may represent a premium over payments to those intermediaries made by other fund families, and investment professionals may have an added incentive to sell or recommend a Fund or Class over others offered by competing fund families. Additional information about these arrangements is available in the Funds' Statement of Additional Information.

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Class A Shares

Class A shares are generally subject to a front-end sales charge. You may qualify for a reduced front-end sales charge based on the size of your purchase. For all purchases of Class A shares, you pay the offering price, which includes the front-end sales charge, next computed after we receive your order. The tables below show the front-end sales charges that you may pay if you purchase Class A shares:

Balanced, Common Stock, International Equity, Multi-Asset Income, Small Company, and Sustainable Core Opportunities Funds:

	Sales charge as a percentage of:
Invested Assets	Offering Price	Net Amount Invested	Dealer Reallowance
$0 to $24,999	5.00%	5.26%	4.50%
$25,000 to $49,999	4.50%	4.71%	4.25%
$50,000 to $99,999	4.00%	4.17%	3.75%
$100,000 to $249,999	3.00%	3.10%	2.75%
$250,000 to $999,999	2.00%	2.04%	1.75%
$1,000,000 and over	0.00%	0.00%	0.00	%(1)

(1)	Distributor may pay the following compensation to securities dealers who initiate purchases of Class A shares of $1 million or more. However, if shares are redeemed prior to 12 months after the date of purchase, they will be subject to a CDSC of 1% unless a CDSC waiver applies.

Invested Assets (based on ROA)	Compensation
for the portion up to and including $2 million	1.00%
for the portion of the order exceeding $2 million up to and including $4 million	0.70%
for the portion exceeding $4 million	0.50%

Government Securities, Total Return Bond and Unconstrained Bond Funds:

	Sales charge as a percentage of:
Invested Assets	Offering Price	Net Amount Invested	Dealer Reallowance
$0 to $99,999	2.25%	2.30%	2.00%
$100,000 to $249,999	1.75%	1.78%	1.50%
$250,000 to $499,999	1.25%	1.27%	1.00%
$500,000 and over	0.00%	0.00%	0.00	%(2)

(2)	Distributor may pay the following commission to securities dealers who initiate purchases of Class A shares of $500,000 or more. However, if shares are redeemed prior to 12 months after the date of purchase, they will be subject to a CDSC of .50% unless a CDSC waiver applies.

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Invested Assets (based on ROA)	Compensation
for the portion up to and including $2.5 million	0.50%
for the portion of the order exceeding $2.5 million up to and including $15 million	0.25%
for the portion of the order exceeding $15 million	0.15%

Low Duration Bond Fund:

	Sales charge as a percentage of:
Invested Assets	Offering Price	Net Amount Invested	Dealer Reallowance
$0 to $999,999	1.00%	1.01%	.75%
$1,000,000 and over	0.00%	0.00%	0.00	%(3)

(3) Distributor may pay the following commission to securities dealers who initiate purchases of Class A shares of $1 million or more. However, if shares are redeemed prior to 12 months after the date of purchase, they will be subject to a CDSC of .50% unless a CDSC waiver applies.

Invested Assets (based on ROA)	Compensation
for the portion up to and including $2 million	0.50%
for the portion of the order exceeding $2 million up to and including $4 million	0.35%
for the portion of the order exceeding $4 million	0.25%

Due to rounding, the initial sales charge expressed as a percentage of the offering price may be higher or lower than the charges described above. No initial sales charge applies to Class A shares that you purchase through reinvestment of Fund dividends or capital gains.

For complete redemptions of your account, any CDSC is imposed on the lower of the original cost or the current net asset value of the shares redeemed. For partial redemptions, any CDSC is imposed on the original cost of the shares redeemed, regardless of current market value. If you redeem part of your shares, your redemption request will be increased by the amount of any CDSC due. If you redeem your entire account, we will deduct any CDSC due from the redemption proceeds. Sentinel Financial Services Company receives the entire amount of any CDSC paid. Also see "Waiver or Reduction of a CDSC" below. In determining whether a CDSC is payable, we will first redeem shares not subject to any charge.

Reduced Sales Charges

Sales charges on Class A shares may be reduced or eliminated in certain situations, as described below. Please note that, to take advantage of any reduced or eliminated sales charge, you must inform the Funds' transfer agent, Boston Financial Data Services ("BFDS", also referred to as the "Transfer Agent"), Sentinel Financial Services Company, the Funds or your financial intermediary of your eligibility at the time of purchase, and provide any necessary information about the accounts involved. Failure to inform BFDS, Sentinel Financial Services Company, the Funds or your financial intermediary that you may qualify for a reduced or eliminated sales charge may result in your not receiving the sales charge reduction for which you might otherwise be eligible.

The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from the Fund or through a financial intermediary. Intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or contingent deferred (back-end) sales load (“CDSC”) waivers, which are discussed below. In all instances, it is the purchaser’s responsibility to notify the Fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase Fund shares directly from the Fund or through another intermediary to receive these waivers or discounts.

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Please see Appendix A or contact your financial intermediary for more information.

Right of Accumulation. Quantity discounts for the Class A shares of the Funds begin with investments of $25,000. You may qualify for quantity discounts based on the current value of all classes of shares of the Sentinel Funds, taken together, that are owned by you, your spouse, your civil union partner, your children, parents or a fiduciary for these persons. These may include shares held in personal accounts, certain retirement accounts, employee benefit plan accounts, Uniform Gifts to Minors Act (UGMA) and Uniform Transfers to Minors Act (UTMA) accounts, joint tenancy accounts, trust accounts and transfer on death accounts, as well as shares purchased by a trust of which you are a beneficiary. Assets previously invested in a Sentinel Fund that were subject to an initial sales charge or a CDSC and are, at the time of determination, invested in the Service Shares of the Federated Government Obligations Fund (the “FGO Fund”), an unaffiliated money market fund distributed by Federated Securities Corp., through an account maintained by Transfer Agent will also be considered when determining whether you may qualify for a quantity discount. Shares held under the tax identification number of anyone other than you, your spouse, your civil union partner, your children or parent, however, do not qualify for quantity discounts. Contact the Transfer Agent for help in combining accounts for purposes of obtaining quantity discounts on purchases. To receive a reduced sales charge, you should inform the Transfer Agent, Sentinel Financial Services Company or your financial intermediary of any other shares owned by you, your spouse, your civil union partner, your children or parent each time you purchase shares. Your financial adviser or other financial intermediary may request documentation from you, including account statements and records of the original acquisition of the shares owned by you, your spouse, your civil union partner, your children or parent, to show that you qualify for a reduced sales charge. You should retain these records because, depending on where an account is held or the type of account (brokerage, retirement plan, etc.), the Fund, the Transfer Agent and/or your financial adviser or other financial intermediary may not be able to maintain this information. We will require your financial intermediary's approval and cooperation to consider accounts controlled by the financial intermediary.

Letter of Intent. You may use a letter of intent (LOI) to obtain a reduced sales charge for Class A shares of a Fund if you plan to make an investment in the Sentinel Funds that include Class A shares and the total amount of such investments is anticipated to be $25,000 or more over a period of 13 months (30 months in the case of corporate qualified plans). Any shares purchased within 90 days prior to the date you establish the LOI are credited toward fulfillment of your purchase commitment under the LOI. However, sales charges will not be reduced for purchases made prior to the date the LOI is established; the reduced sales charge will only apply to new purchases made on or after the establishment date of the LOI. The 13 month period (30 months for corporate qualified plans) begins on the date the LOI is established. Assets previously invested in a Sentinel Fund that were subject to an initial sales charge or a CDSC and are, at the time of determination, invested in the FGO Fund through an account maintained by Sentinel Administrative Services, Inc. will also be considered when determining whether you may qualify for a quantity discount. You may count purchases to be made by you, your spouse, your civil union partner and your children or parent. The LOI is not a binding commitment by you to complete the intended purchases. All your purchases made under the LOI during the period covered will be made at the reduced sales charge for your intended total purchase. Dividends and distributions will be reinvested without a sales charge and will not count as purchases under the LOI. We will hold in escrow 2% of the shares you purchase under the LOI, and release these shares when you have completed the intended purchases. If, by the end of the period covered by the LOI you have not made the intended purchases, an additional sales charge may be due, in which case we will notify you. The additional amount will be equal to what the initial sales charge would have been on the amount actually invested, minus the sales charges already paid. You may pay this additional sales charge within 20 days after our notification is sent, or we may redeem shares held in escrow to the extent necessary to pay this charge, after which time we will release any remaining escrow shares. The redemption of shares for this purpose will be a taxable event to you. We will require your financial intermediary's approval and cooperation to consider accounts controlled by the financial intermediary.

Advantage Program. Employers establishing either SIMPLE-IRAs or SEP-IRAs investing in the Funds for which the Transfer Agent is the agent for the custodian may group participating employee accounts together in such a way as to result in reduced sales charges for quantity purchases. Quantity discounts under this program are based upon the current value of investments in the Funds.

Account Level Net Asset Value Purchases. You may purchase Class A shares of the Funds at net asset value if you are included in the following list of eligible purchasers and you provide notice of such eligibility prior to or at the time of purchase.

Failure to inform the Transfer Agent, Sentinel Financial Services Company, the Funds or your financial intermediary that you may be eligible to purchase Class A shares of the Funds at net asset value may result in your not receiving the net asset value purchase privilege. The net asset value purchase privileges described below may not be available through accounts held with financial intermediaries and may be available only when you purchase direct from the Funds. Once an account is established under this net asset value purchase privilege, additional investments can be made at net asset value for the life of the account.

•	current and former Directors of the Funds and predecessors to the Funds;
•	current and retired employees and Directors of Sentinel and its affiliates;
•	National Life Insurance Company employee benefit plans;
•	employees of NTT Data and DST Systems, Inc. and affiliates, who currently provide services to Sentinel, Sentinel Administrative Services, Inc. and/or Sentinel Financial Services Company;
•	registered representatives and other employees of securities dealers that have entered into a sales agreement with Sentinel Financial Services Company;
•	members of the immediate families (spouse, civil union partner, children, parent or a fiduciary for these persons) of, or survivors of, all of the above mentioned individuals;

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•	tax exempt entities that meet the requirements for qualification under section 501 of the Code who have determined that a Fund is a legally permissible investment where the dealer of record on the account is Sentinel Financial Services Company;
•	former shareholders of the Bramwell Growth Fund or the Bramwell Focus Fund, each a series of the Bramwell Funds, Inc., who in those funds' 2006 reorganization received Class A shares of the Sentinel Capital Growth or Sentinel Growth Leaders Funds, as applicable; or
•	former shareholders of the Citizens Funds, who in those funds' 2008 reorganization received shares of a Sentinel Fund.

Other Waivers of Front-end Loads. We also waive the front-end load where purchasers demonstrate that they are included in one of the following groups:

•	registered investment advisers who place trades for their own accounts or the accounts of their clients, and who charge an investment management fee or transaction fee for their services, and clients of these investment advisers who place trades for their own accounts;
•	Clients of financial intermediaries who have entered into an agreement with Sentinel Financial Services Company to offer shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to its customers;
•	clients of trust companies who have entered into an agreement with Sentinel Financial Services Company under which all their clients are eligible to buy Class A shares at net asset value;
•	qualified retirement, profit-sharing or deferred compensation plans that are maintained on platforms sponsored by financial intermediaries, provided these financial intermediaries have entered into a Class A net asset value purchase agreement with Sentinel Administrative Services, Inc. or Sentinel Financial Services Company with respect to such plans (Sentinel Financial Services Company may pay financial intermediaries compensation up to 1% for sales of the Funds' shares under this waiver, and a CDSC up to 1% subject to eligibility for waiver or reduction of a CDSC as outlined in this Prospectus, may apply to shares redeemed within 12 months of purchase; see "Share Classes- Class A Shares" above for the compensation/ CDSC schedule applicable to each Fund);
•	transfers of assets, rollovers from retirement plans, or required minimum distributions ("Transferred Assets") to an IRA sponsored by Sentinel Group Funds, Inc. and held directly with the Fund ("Sentinel Fund IRA"), but only to the extent the Transferred Assets were invested in a Sentinel Fund at the time of distribution (you must notify the Transfer Agent, Sentinel Financial Services Company, the Sentinel Funds or your financial intermediary of your eligibility to purchase at net asset value at the time of purchase). Any portion of Transferred Assets that were not attributable to Sentinel Fund investments, as well as future contributions to the Sentinel Fund IRA, will be subject to the terms and conditions generally applicable to purchases of Class A shares (including the applicability of sales charges) as described in this Prospectus and the Funds' Statement of Additional Information; and
•	investors directly reinvesting qualified proceeds of redemptions of the FGO Fund shares held in accounts maintained by the Transfer Agent pursuant to the reinvestment privileges described in this Prospectus. Please see "Additional Information About Buying, Selling and Exchanging Shares — Reinvestment Privileges with Respect to Certain Shareholders of the FGO Fund" below for additional information. If more than one person owns an account, all owners must qualify for the lower sales charge. Please also note you may be charged transaction and/or other fees if you effect transactions in Fund shares through an intermediary.

Information about sales charge reductions and waivers is available, free of charge in a clear and prominent format, via hyperlink at the Funds' website at www.sentinelinvestments.com.

Failure to inform the Transfer Agent, Sentinel Financial Services Company, the Funds or your financial intermediary that you may qualify for a reduced or eliminated sales charge may result in your not receiving the sales charge reduction or net asset value purchase privilege for which you might otherwise be eligible.

Right of Reinvestment. If you notify the Transfer Agent, Sentinel Financial Services Company or your financial intermediary, you may reinvest proceeds from a redemption, dividend payment or capital gain distribution in the same Fund or in another Sentinel Fund without a sales charge, provided that the reinvestment occurs within 90 days after the date of the redemption, dividend payment or distribution and is made into the same account from which you redeemed the shares or received the dividend payment or distribution. If the account has been closed, you may reinvest without a sales charge if the new receiving account has the same registration as the closed account and the reinvestment is made within 90 days after the date of redemption, dividend payment or distribution. Low Duration Bond Fund shareholders who have held their shares for 90 days or less, however, may only use the Right of Reinvestment privilege to reinvest in the Low Duration Bond Fund.

Proceeds from a Class C share redemption may be reinvested in Class C shares or Class A shares without an initial sales charge or subsequent CDSC. Proceeds will be reinvested at the next calculated net asset value after your request is received by the transfer agent, provided that your request contains all information and legal documentation necessary to process the transaction.

For purposes of this "right of reinvestment" privilege, automatic transactions (including, e.g., automatic purchases, withdrawals and payroll deductions) and ongoing retirement plan contributions are not eligible for investment without a sales charge.

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You may not reinvest proceeds in the Sentinel Funds as described above if such proceeds are subject to a purchase block as described under "Purchasing, Selling and Exchanging Fund Shares – Additional Information about Buying, Selling and Exchanging Shares – Excessive Trading Policy" below.

Class A Distribution Plan

The Class A shares of each Fund have adopted a plan under Rule 12b-1 that allows the Fund to pay fees for the sale and distribution of its shares and for services provided to shareholders. The Class A shares of the Fund will pay to Sentinel Financial Services Company a monthly fee of up to a maximum annual rate of: (a) 0.25% of average daily net assets in the case of the Balanced, Common Stock, International Equity, Low Duration Bond, Multi-Asset Income, Small Company, and Sustainable Core Opportunities Funds, or (b) 0.20% of average daily net assets in the case of the Government Securities, Total Return Bond and Unconstrained Bond Funds. Such fee reimburses Sentinel Financial Services Company for expenses actually incurred in marketing the Funds. Sentinel Financial Services Company may pay all or a portion of these Rule 12b-1 fees to intermediaries (up to the maximum annual rate for distribution and up to 0.25% for servicing) that have an agreement with Sentinel Financial Services Company to sell shares of the Funds.

Class A Accounts Ineligible for 12b1 Payment

No fee is paid by Sentinel Financial Services Company to intermediaries with respect to any Fund shares purchased prior to March 1, 1993.

The Funds are not assessed a 12b-1 fee with respect to shares (if any) owned by NLV Financial Corporation or its affiliates, which may result in an overall 12b-1 fee of less than the maximum for so long as the investment is maintained by NLV Financial Corporation or its affiliates.

Class C Shares

For purchases of Class C shares, you pay the current net asset value. There is no initial sales charge. Class C shares are subject to higher distribution fees than Class A shares. Class C shares never convert to Class A shares, thus investments in Class C shares remain subject to these higher distribution fees for the entire holding period of the investment.

Contingent Deferred Sales Charge

You will pay a CDSC in the amount of 1.00% of the lower of the purchase price or the net asset value of the shares redeemed, if you redeem Class C shares in the first year after purchase, unless a waiver applies. See "Waiver or Reductions of a CDSC" below. In determining whether a CDSC is payable, we will take redemptions first from shares acquired through reinvestment of distributions, or any other shares as to which a CDSC is waived. If you redeem part of your shares, you may choose whether any CDSC due should be deducted from the redemption proceeds or your redemption request is increased by the amount of any CDSC due. If no choice is made, we will increase the redemption amount by the amount of any CDSC due. However, if a full account liquidation is chosen, the CDSC amount will be deducted from the redemption proceeds. Sentinel Financial Services Company receives the entire amount of any CDSC paid.

Class C Distribution Plan

The Class C shares of the Funds have adopted a plan under Rule 12b-1 that allows the Funds offering Class C shares to pay distribution fees for the sale and distribution of their shares, and services provided to shareholders. These Funds pay a fee to Sentinel Financial Services Company at a maximum annual rate of up to a total of 1.00% of average daily net assets. Such fee reimburses Sentinel Financial Services Company for expenses actually incurred in marketing the Funds. In the first year after the purchase Sentinel Financial Services Company keeps this fee to recover the initial sales commission of 1.00% that it pays to the selling intermediary. In subsequent years, the entire fee may be paid to the selling intermediary for distribution or up to 0.25% for servicing. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

The Funds are not assessed a 12b-1 fee with respect to shares (if any) owned by NLV Financial Corporation or its affiliates, which may result in an overall 12b-1 fee of less than the maximum for so long as the investment is maintained by NLV Financial Corporation or its affiliates.

Payments to Intermediaries

For all sales of Class C shares, Sentinel Financial Services Company intends to make payments to selling intermediaries at the time you purchase Class C shares of amounts equal to 1.00% of the aggregate purchase amount.

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Class S Shares (Low Duration Bond Fund only)

There is no initial sales charge or CDSC on Class S shares.

For all purchases of Class S shares of the Low Duration Bond Fund, you pay the current net asset value. There is no initial sales charge. There is also no CDSC. Class S shares of the Low Duration Bond Fund are subject to higher distribution fees than the Class A shares of the Low Duration Bond Fund. Class S shares never convert to Class A shares. As a result, investments in Class S shares remain subject to higher distribution fees for the entire holding period of the investment.

Class S Distribution Plan

The Class S shares of the Low Duration Bond Fund have adopted a plan under Rule 12b-1 that allows the Fund to pay fees for the sale and distribution of its shares, and for services provided to shareholders. The Class S distribution plan provides for the Class S shares of the Fund to pay a fee to Sentinel Financial Services Company, the Funds' distributor, at a maximum annual rate of up to 0.50% of average daily net assets. Such fee reimburses Sentinel Financial Services Company for expenses actually incurred in marketing the Fund. Sentinel Financial Services Company may pay all or a portion of these Rule 12b-1 fees to intermediaries (up to the maximum annual rate for distribution and up to 0.25% for servicing) that have an agreement with Sentinel Financial Services Company to sell shares of the Funds. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

The Fund is not assessed a 12b-1 fee with respect to shares (if any) owned by NLV Financial Corporation or its affiliates, which may result in an overall 12b-1 fee of less than the maximum for so long as the investment is maintained by NLV Financial Corporation or its affiliates.

Class I Shares

There is no initial sales charge or CDSC on Class I shares. Class I shares are available for purchase only by the following:

•	institutional investors who purchase Fund shares directly from the Fund and who make an initial investment of at least $1 million in Class I shares of the Sentinel Funds;

•	institutional investors who invest through an intermediary that has a special agreement with the Sentinel Funds' distributor to offer Class I shares and who make an initial investment of at least $1 million in Class I shares of the Sentinel Funds;

•	investment advisory and retirement plan platforms, if such plan's overall fee structure is designed with the intent of investing in Class I or similar classes of shares, as evidenced by the platform's investing in the Class I or a similar class of shares of at least one other mutual fund complex which offers classes similar to the Sentinel Funds' Class I and load-waived Class A shares, or by the platform's investing solely in classes of shares of other mutual fund complexes that do not pay 12b-1 service fees;

•	qualified tuition programs established under Section 529 of the Code;

•	registered investment companies;

•	Synovus Trust Company for trust accounts established on behalf of its clients;

•	retirement and deferred compensation plans established for the benefit of the employees, agents or Directors of National Life Insurance Company and its affiliates;

•	accounts that received Class I shares of a Sentinel Fund in exchange for Class A shares of a Synovus Fund in a reorganization and which continue to own such shares, but only with respect to reinvested dividends and distributions; and

•	accounts that received Class I shares of a Sentinel Fund in exchange for shares of a Citizens Fund in a reorganization and which continue to own such shares.

Investment minimums apply to accounts held on the Funds' records. Intermediaries that maintain omnibus accounts on the Funds' records may establish different minimums for their clients holding through such omnibus accounts. In addition, a Fund may waive investment minimums to the extent such waivers are approved by the Fund's Chief Compliance Officer and reported to the Fund's Board of Directors.

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Class I shares have not adopted a distribution plan under Rule 12b-1.

Class R3 Shares (Total Return Bond Fund Only)

There is no initial sales charge or CDSC on Class R3 shares. Class R3 shares are available for purchase only by the following:

•	Employer Sponsored Group Retirement and Group 529 College Savings Plans where plan level or omnibus accounts are held on the books of the Fund and in which the plan administrator or record keeper has entered into a plan services agreement with the distributor.

The Class R3 shares are not available to retail nonretirement accounts, individual retirement accounts ("IRAs"), Roth IRAs, SIMPLE IRAs, individual ("solo") and certain small employer 401(k) plans, individual profit sharing plans, individual 403(b) accounts, Simplified Employee Pensions ("SEPs"), SARSEPs, individual 529 tuition plan accounts and Coverdell Educational Savings Accounts. "Small employer," for purposes of the preceding sentence, means an employer that has not engaged the services of a professional plan administrator with automated trading and recordkeeping capability.

"Employer-Sponsored Group Retirement Plan" includes group profit sharing and money purchase pension plans, defined benefit plans and nonqualified deferred compensation plans, and plans described in Sections 401(k), 403(b) and 457 of the Internal Revenue Code.

Class R3 Shares Distribution Plan

The Class R3 shares of the Total Return Bond Fund has adopted a plan under Rule 12b-1 that allows the Fund to pay fees for the sale and distribution of its shares and for services provided to shareholders. The Class R3 shares of the Fund will pay to Sentinel Financial Services Company a monthly fee of up to a maximum annual rate of 0.50%. Such fee reimburses Sentinel Financial Services Company for expenses actually incurred in marketing the Fund. Sentinel Financial Services Company may pay all or a portion of these Rule 12b-1 fees to intermediaries (up to the maximum annual rate for distribution and up to 0.25% for servicing) that have an agreement with Sentinel Financial Services Company to sell shares of the Fund. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

The Funds are not assessed a 12b-1 fee with respect to shares (if any) owned by NLV Financial Corporation or its affiliates, which may result in an overall 12b-1 fee of less than the maximum for so long as the investment is maintained by NLV Financial Corporation or its affiliates.

Class R6 Shares (Common Stock, Small Company and Total Return Bond Funds Only)

There is no initial sales charge or CDSC on Class R6 shares. Class R6 shares are available for purchase only by the following:

•	Employer Sponsored Group Retirement or Group 529 College Savings Plans where shares are held through plan level or omnibus accounts on the books of the Fund and the Plan sponsor or other administrator has entered into an agreement with the distributor.

•	Registered investment companies.

•	Institutions, trusts and foundations whose initial investment is at least $1,000,000.

•	Fee-based advisory programs where shares are held through omnibus accounts on the books of the Fund.

•	The R6 share class can be made available to fee-based programs of investment dealers that have special agreements with the fund’s distributor, to certain registered investment advisors, and to other intermediaries approved by the fund’s distributor.

The Class R6 share class is not available to retail nonretirement accounts, individual retirement accounts ("IRAs"), Roth IRAs, SIMPLE IRAs, individual ("solo") and certain small employer 401(k) plans, individual profit sharing plans, individual 403(b) accounts, Simplified Employee Pensions ("SEPs"), SARSEPs, individual 529 tuition plan accounts and Coverdell Educational Savings Accounts. "Small employer," for purposes of the preceding sentence, means an employer that has not engaged the services of a professional plan administrator with automated trading and recordkeeping capability.

"Employer-Sponsored Group Retirement Plan" includes group profit sharing and money purchase pension plans, defined benefit plans and nonqualified deferred compensation plans, and plans described in Sections 401(k), 403(b) and 457 of the Internal Revenue Code.

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Investment minimums apply to accounts held on the Funds' records. Intermediaries that maintain omnibus accounts on the Funds' records may establish different minimums for their clients holding through such omnibus accounts. In addition, a Fund may waive investment minimums to the extent such waivers are approved by the Fund's Chief Compliance Officer and reported to the Fund's Board of Directors.

Class R6 shares have not adopted a distribution plan under Rule 12b-1.

Waiver or Reduction of a CDSC

A CDSC will be waived in the following situations if you notify us at the time of redemption that a waiver applies:

•	redemptions of shares you acquire from the reinvestment of income distributions and/or capital gains distributions;
•	redemptions from your account (including when you own the shares as joint tenant with your spouse) following your death, or from the account of a trust whose primary income beneficiary has died;
•	required minimum distributions from a retirement account; and
•	redemptions of shares that qualify for a waiver of the CDSC pursuant to the reinvestment privilege described in this Prospectus. Please see "Additional Information About Buying, Selling and Exchanging Shares – Reinvestment Privileges with Respect to Certain Shareholders of the FGO Fund below for additional information.

Sentinel Financial Services Company may require documentation to show a waiver applies, such as certifications by plan administrators, applicable tax forms, or death certificates.

Other Matters Relating to Distribution of Fund Shares

Sentinel Financial Services Company, Sentinel and/or an affiliate pay amounts or otherwise provide items of material value out of their own resources to certain intermediaries that support the sale of the Funds or provide services to Fund shareholders. This practice may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of a Fund. Payments may be based on, among other things, the number or value of shares that the intermediary sells or may sell; the value of the intermediary's client assets invested in the Funds; or the type and nature of services or support furnished by the intermediary. In connection with these payments, the intermediary may elevate the prominence or profile of the Funds within the intermediary's organization by, for example, placement on a list of preferred or recommended funds and/or granting the Sentinel Financial Services Company preferential or enhanced opportunities to promote the Funds. Additional information about these arrangements is available in the Funds' Statement of Additional Information.

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Purchasing, Selling and Exchanging Fund Shares

Purchasing Shares

You may purchase shares at net asset value (or Public Offering Price, if applicable), less any applicable initial sales charge, as of the close of business on the day your instructions are received prior to the close of the NYSE, usually 4:00 p.m. Eastern Time, on each day it is open for business. Financial Intermediaries that maintain omnibus accounts on the Fund's records may establish alternate closing times but in no case later that the close of the NYSE.

By Check

To purchase shares by check, make your check payable to the "Sentinel _[Name of Fund]_ Fund" or "Sentinel Funds" and mail it to the Transfer Agent at the following addresses:

By US Mail Sentinel Investments PO Box 55929 Boston MA 02205-5929	By Delivery Sentinel Investments c/o Boston Financial Data Services 30 Dan Road Canton, MA 02021-2809

To make your initial purchase by check, please also fill out an application and return the application with your check. All checks must be drawn in U.S. dollars on a U.S. bank. The Funds do not accept third-party checks, except those issued by NLV Financial Corporation and/or its subsidiaries or U.S. government agencies or institutions that meet verification requirements of the Funds' transfer agent. The Funds reserve the right to withhold the proceeds of a redemption of shares purchased by check until the check has cleared, which may take up to 15 days after the purchase date. Your purchase will be effected on the date that your check is received by the Transfer Agent at one of the addresses listed above, if the check is received prior to the close of business on the NYSE (usually 4:00 p.m. Eastern Time) and your purchase order is otherwise in good order (i.e., you have included a properly completed application and/or other required documentation). We may charge a fee of $25 for each check returned unpaid due to insufficient funds.

By Wire

You may purchase shares by wiring federal funds directly to the Sentinel Funds on any day when both the NYSE and Federal Reserve banks are open for business. To make your initial purchase by wire, call us toll-free (1-800-282-3863) and obtain an account number. You must first complete an application and return it to the Transfer Agent. Your bank may charge you a fee to wire funds. Payments made by wire and received by the Transfer Agent on any business day are available to the Fund on the next business day.

Online

If you already have an account and have elected to do so, you may purchase shares of the Funds over the Internet by accessing the Funds' website at www.sentinelinvestments.com. Purchases completed via Automated Clearing House (ACH) will receive the trade date the funds are received from your bank.

By Automatic Investment Plan

This feature affords you the opportunity to dollar-cost-average using periodic electronic funds transfer from your bank account to the Fund(s) of your choice. Investments will be made on or about the 5th day of the month unless otherwise specified. Automatic investment plan may be used to establish a new account if investing at least $50 per month.

By Telephone

This feature enables you to purchase Fund shares via electronic funds transfer from your bank account by phoning Sentinel Investments, or accessing our automated telephone system known as "OnCall 24." Purchases completed via ACH will receive the trade date the funds are received from your bank.

By Government Direct Deposit

You may purchase Fund shares (minimum of $50.00 per transaction) by having local, state or Federal salary, Social Security, or certain veterans', military or other payments from the Federal government automatically deposited into your account. You may deposit as much of the payments as you elect. To enroll in Government Direct Deposit, please contact the Transfer Agent.

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By Payroll Savings Plan

You may purchase Fund shares automatically on a regular basis by having money withheld from your paycheck, if your employer permits this. You may have part or all of your paycheck transferred to your existing Sentinel account each pay period. To establish a Sentinel Payroll Savings Plan account, please contact the Transfer Agent.

Investment Minimum – Initial/Subsequent Investments

These investment minimums apply to accounts held on the Funds’ records. Intermediaries that maintain omnibus accounts on the Funds’ records may establish different minimums for their clients holding through such omnibus accounts. In addition, a Fund may waive investment minimums to the extent such waivers are approved by the Funds’ Chief Compliance Officer and reported to the Funds’ Board of Directors.

All Funds

Account/Investment Type[1]		Class A	Class C	Class I4	Class R3	Class R6[4]	Class S
Individual Retirement Accounts (IRAs & SIMPLE IRAs)[2]	Initial	$1,000	$1,000	Not Available	Not Available	Not Available	$1,000
	Subsequent	$50	$50				$50
All Other Accounts[2]	Initial	$1,000	$1,000	Not Available	Not Available	Not Available	$1,000
	Subsequent	$50	$50				$50
Automatic Investment Plan		$50[3]	$50[3]	Not Available	Not Available	Not Available	$50[3]
Institutional Investors	Initial	$1,000	$1,000	$1,000,000	Not Available	$1,000,000	$1,000,000
	Subsequent	None	None	None		None	None
Retirement Plans with omnibus accounts held on the books of the fund	Initial	$1,000	$1,000	None	None	None	$1,000
	Subsequent	None	None	None	None	None	None
Fee Based Investment Advisory Platforms	Initial	$1,000	$1,000	None	Not Available	None	$1,000
	Subsequent	None	None	None		None	None
Qualified Tuition Programs Established Under Section 529 of the Code	Initial	$1,000	$1,000	None	None	None	$1,000
	Subsequent	None	None	None	None	None	None
Registered Investment Companies	Initial	$1,000	$1,000	None	Not Available	None	$1,000
	Subsequent	None	None	None		None	None

1 For a more complete description of the account/investment type as it relates to each share Class, please see “Share Classes”, above.

2 These also apply to investments through the Payroll Savings Plan.

3 The Automatic Investment Plan may be used to make an initial investment if investing at least $50 per month.

4 Class I and Class R6 share investment minimums are per Class; all other investment minimums are per Fund.

For information about Class I, Class R3 and Class R6 share eligibility, please see “Share Classes — Class I Shares, Class R3 Shares and Class R6 Shares” above.

Except for the Class I and Class R6 shares, investment minimums are determined by Fund rather than Class. These investment minimums apply to accounts held on the Funds' records. Intermediaries that maintain omnibus accounts on the Funds' records may establish different minimums for their clients holding through such omnibus accounts. In addition, a Fund may waive investment minimums to the extent such waivers are approved by the Funds' Chief Compliance Officer and reported to the Funds' Board of Directors.

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Selling Shares

You may redeem shares at net asset value, less any applicable CDSC and/or other applicable charge, as of the close of business on the day your instructions are received prior to the close of the NYSE on a day it is open for business, which is usually 4:00 p.m. Eastern Time.

By Mail

If your shares are held directly with a Fund, you may sell your shares by providing the Transfer Agent with the appropriate instructions by mail. Your instructions must be signed by the registered owner(s) exactly as the shares are registered. If the proceeds of the redemption exceed $100,000, if the check is not made payable to the registered owner(s) and mailed to the record address, or if the record address has been changed within the past 30 days, we may require the signature(s) of the registered owner(s) to be guaranteed by an eligible financial institution that meets the Transfer Agent's requirements.

By Telephone

You may redeem up to $250,000 from your account each business day, by providing instructions to do so over the telephone to the Transfer Agent (1-800-282-FUND (3863)). You may request that a check made payable to the registered owners be sent to their address of record, or you may request that the proceeds be sent directly to a predesignated commercial bank account. If proceeds are wired to your bank, we will deduct a fee of $20 from the proceeds. In addition, it is possible that your bank may charge a fee for receiving wire transfers. You may request a redemption on the Funds' automated voice response system. This is also limited to a maximum of $250,000 each business day.

None of the Funds, Sentinel Financial Services Company nor the Transfer Agent is responsible for the authenticity of exchange or redemption instructions received by telephone, and they are not liable in the event of an unauthorized telephone exchange or redemption, provided that, in the case of the Funds, the Funds have followed procedures reasonably designed to prevent losses. In processing telephone exchange or redemption requests, the Funds will use reasonable procedures to confirm that telephone instructions are genuine. These procedures include receiving all calls for telephone redemptions and exchanges on a recorded telephone line, and screening callers through a series of questions regarding specific account information. You may indicate on your purchase application that you do not wish to have telephone transaction privileges.

By Facsimile

The Transfer Agent will generally accept transaction instructions in good form via facsimile from intermediaries that have entered into agreements with and have made prior arrangements with Sentinel Investments. Sentinel Investments may require an intermediary to provide indemnification and/or a signature guarantee for transactions by facsimile. Call 1-800-282-FUND (3863) for additional information and instructions regarding transacting by facsimile.

Online

You may redeem up to $250,000 from your account each business day by providing instructions to do so over the Funds' website at www.sentinelinvestments.com. You may request that a check made payable to the registered owners be sent to their address of record, or you may request that the proceeds be sent directly to a predesignated commercial bank account. If proceeds are wired to your bank, we will deduct a fee of $20 from the proceeds. In addition, it is possible that your bank may charge a fee for receiving wire transfers. None of the Funds, Sentinel Financial Services Company nor the Transfer Agent is responsible for the authenticity of exchange or redemption instructions received online, and they are not liable in the event of an unauthorized online exchange or redemption, provided that, in the case of the Funds, the Funds have followed procedures reasonably designed to prevent losses. In processing online exchange or redemption requests, the Funds will use reasonable procedures to confirm that online instructions are genuine. These procedures include restricting access to the section of the website on which transaction instructions may be entered to those who enter a password selected by the shareholder.

By Check Writing

If you own Class A shares of the Low Duration Bond Fund you may sell shares by writing a check against your non-retirement account. This check writing privilege is free. There is a per check minimum of $500. The Fund reserves the right to withhold the proceeds of a redemption of shares purchased by check until the check has cleared, which may take up to 15 days after the purchase date. Low Duration Bond Fund redemptions by checkwriting are taxable transactions. The Transfer Agent provides overdraft protection by automatically transferring available funds from your other identically registered accounts if you have available balances. A fee of $30.00 will be charged to the account when funds are transferred from protecting account(s) to cover an overdraft. Transferred funds are treated like a sale or exchange of shares of the Fund from which they are transferred, including for redemption fee purposes. New checkbooks cannot be ordered within 30 days of an address change without a signature guarantee.

By Systematic Withdrawal

You may arrange to receive automatic regular withdrawals from your account. Withdrawal payments generally should not be considered dividends. Withdrawals generally are treated as sales of shares and may result in a taxable gain or loss. You must reinvest dividends and capital gains distributions to use systematic withdrawals. No interest will accrue on amounts represented by uncashed checks sent under a systematic withdrawal plan. Systematic withdrawals established after March 31, 2009 and payable by check are limited to the 5th, 10th, 15th, 20th (default date if none specified) or 25th day of each month. If such date is not a business day, the withdrawal will occur on the immediately preceding business day. Payments made by direct deposit are available any day.

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Exchanging Shares

You may exchange shares of one Sentinel Fund for shares of the same class of another Sentinel Fund, if available, without charge by contacting the Transfer Agent. You may also set up your account to exchange automatically a specified number or dollar-value of shares in one of the Sentinel Funds into shares of the same class in another Sentinel Fund at regular intervals. Commissionable purchases of less than $500,000 of Class A shares of the Government Securities, Total Return Bond and Unconstrained Bond Funds and less than $1 million of Class A shares of the Low Duration Bond Fund must remain in the account for 90 days before they are eligible for an exchange. New purchases of any class of shares must remain in an account for 15 days before they can be exchanged to another Sentinel Fund. We may modify or terminate the exchange privilege in accordance with the rules of the Securities and Exchange Commission (the current rules require 60 days advance notice to shareholders prior to the modification or termination of the exchange privilege).

Although there are no exchange privileges between the Sentinel Funds and the FGO Fund, an unaffiliated money market fund distributed by Federated Securities Corp., there are certain reinvestment privileges that permit the direct reinvestment of certain qualified proceeds of redemptions of the FGO Fund shares into shares of the Sentinel Funds to qualify for waivers of sales charges. Please see "Additional Information About Buying, Selling and Exchanging Shares — Reinvestment Privileges with Respect to Certain Shareholders of the FGO Fund " below for additional information.

Class A Shares

Class A shares of one Sentinel Fund may be exchanged for Class A shares of another Sentinel Fund, if offered, at net asset value. However, Class A shares of the Low Duration Bond Fund received as a result of an exchange from Class C shares of another Sentinel Fund may not be exchanged, except as described directly below. Holding periods for shares which have been exchanged for the currently held shares will be included in the holding period of the current shares. The normal minimum account sizes apply to new accounts opened by exchange. In addition, Class A shares of any Sentinel Fund may be exchanged at net asset value for Class I shares of the same or another Sentinel Fund, if offered, if, at the time of the exchange, such shareholder otherwise satisfies the criteria for purchasing Class I shares. No gain or loss will be recognized for federal income tax purposes by Class A shareholders exchanging into Class I shares of the same Fund on the terms set forth in this Prospectus.

Class C Shares

Class C shares of one Fund may be exchanged at net asset value for Class C shares of another Fund, if offered through exchange, at net asset value. Class C shares may also be exchanged for Class A shares of the Sentinel Low Duration Bond Fund. The time during which the assets are in Class A shares of the Low Duration Bond Fund will count toward the time that results in a reduced CDSC. Class A shares of the Low Duration Bond Fund held as a result of an exchange from Class C funds may only be exchanged back to available Class C shares of a Sentinel Fund.

Class C shares not subject to a CDSC may be exchanged at net asset value for Class A or Class I shares of the same or another Sentinel Fund, if offered at the time of the exchange and such shareholder otherwise satisfies the criteria for purchasing Class I shares. No gain or loss will be recognized for federal income tax purposes by Class C shareholders exchanging into Class A or Class I shares of the same Fund on the terms set forth in this Prospectus.

Class S Shares

Class S shares of the Low Duration Bond Fund may be exchanged at net asset value for the Class A shares of each of the other Sentinel Funds, if offered through exchange, except that Class S shares may not be exchanged into Class A shares of the Low Duration Bond Fund. Purchases of the Class S shares of the Low Duration Bond Fund must remain in the account for 90 days before they are eligible for an exchange. Class A shares of a Fund obtained through an exchange of Class S shares of the Low Duration Bond Fund may be exchanged for Class A shares of other Sentinel Funds, if offered, including the Low Duration Bond Fund. Exchanges from other Funds into the Class S shares of the Low Duration Bond Fund are not permitted. In addition, Class S shares of the Fund may be exchanged at net asset value for Class I shares of the same or another Sentinel Fund, if offered, if, at the time of the exchange, such shareholder otherwise satisfies the criteria for purchasing Class I shares. No gain or loss will be recognized for federal income tax purposes by Class S shareholders exchanging into Class I shares of the same Fund on the terms set forth in this Prospectus.

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Class I Shares

Class I shares of one Sentinel Fund may be exchanged for Class I shares of another Sentinel Fund, if offered through exchange, at net asset value. Class I shares may be exchanged for Class R6 shares of another Sentinel Fund, if offered.

Class R3 Shares

Class R3 shares are offered only by the Sentinel Total Return Bond Fund and may not be exchanged for shares of any other Sentinel Fund.

Class R6 Shares

Class R6 shares of one Sentinel Fund may be exchanged for Class R6 shares of another Sentinel Fund, if offered through exchange, at net asset value.

Transfers of Ownership of Shares

When you need to change ownership of your shares or change the name on an account, a Transfer Agent representative will assist you.

Additional Information About Buying, Selling and Exchanging Shares

Reinvestment Privileges with Respect to Certain Shareholders of the Federated Government Obligations Fund – Institutional Service Class Shares

Persons who wish to invest in the Federated Government Obligations Fund ("FGO Fund"), a money market fund distributed by Federated Securities Corporation, which is offered to investors through a separate prospectus, may choose to have their accounts in that fund maintained by Sentinel Investments. Sentinel offers certain sales charge waivers to investors who directly reinvest certain proceeds of redemptions of the FGO Fund held in accounts maintained by Sentinel Investments in shares of Sentinel Funds (a "reinvestment"), as described below:

•	Investors in the FGO Fund who obtained their shares by redeeming shares of the Daily Income Fund U.S. Government ("DIF") portfolio from an account maintained by Sentinel Investments and immediately investing the proceeds of such redemption in the FGO Fund in account maintained by Sentinel Investments, where the DIF shares were obtained by using the proceeds of a redemption of Class A shares or Class C shares of a Sentinel Fund that were subject to front end sales charge or CDSC, as applicable, may direct that the proceeds of a redemption of such shares of the FGO Fund be used to directly purchase Class A or Class C shares of a Sentinel Fund, and such shares of the Sentinel Fund will not be subject to a front-end sales charge or a CDSC, as applicable.
•	Investors in the FGO Fund who obtained their shares by redeeming shares of the Daily Income Fund U.S. Government ("DIF") portfolio from an account maintained by Sentinel Investments and immediately investing the proceeds of such redemption in the FGO Fund in account maintained by Sentinel Investments and who did not purchase their DIF shares using proceeds from a redemption of the Sentinel Funds may use the proceeds of a redemption of the FGO Fund to purchase shares of a Sentinel Fund; however such purchase will be treated as an initial purchase of the Sentinel Fund's shares, and subject to all applicable sales charges.
•	Investors in the FGO Fund who maintain their accounts through Sentinel Investments and who obtained such shares by using proceeds of a redemption of Class A shares of a Sentinel Fund that were subject to a front-end sales or CDSC charge may direct that the proceeds of a redemption of such shares of the FGO Fund be used to directly purchase Class A shares of a Sentinel Fund, and such Class A shares of the Sentinel Fund will not be subject to a front-end sales charge or a CDSC.
•	Investors in Sentinel Funds may redeem Class A shares of such funds that are subject to a CDSC and direct that such proceeds be used to directly purchase shares of the FGO Fund upon payment of any applicable CDSC. Upon the redemption of the shares of the FGO Fund received in connection with such a purchase, an investor may direct that the proceeds of the redemption be used to directly purchase Class A shares of a Sentinel Fund, and such Class A shares of the Sentinel Fund will not be subject to a front-end sales charge or a CDSC.
•	Investors in Sentinel Funds may redeem Class C shares of such funds and direct that such proceeds be used to directly purchase shares of the FGO Fund upon payment of any applicable CDSC. Upon the redemption of the shares of the FGO Fund received in connection with such a purchase, an investor may direct that the proceeds of the redemption be used to directly purchase Class C shares of a Sentinel Fund, and such Class C shares of the Sentinel Fund will not be subject to a front-end sales charge or a CDSC.

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There is no administrative charge for the reinvestment privilege, although Sentinel Investments does receive a fee from the FGO Fund and/or Federated Securities Corporation for its services in connection with maintaining the accounts. The purchase of any shares of a Sentinel Fund pursuant to a reinvestment will be subject to all applicable fees and expenses of the applicable Sentinel Fund. Policies prohibiting short term or excessive trading apply. The minimum amount for a reinvestment is $1,000. However, shareholders who are establishing a new account through the reinvestment privilege must ensure that a sufficient number of shares are invested to meet the minimum initial investment required for the fund into which the investment is being made.

The reinvestment privilege is available to shareholders resident in any state in which shares of the Fund being acquired may legally be sold.

Initial investors in the FGO Fund who maintain their accounts through Sentinel Investments and who redeem shares of the FGO Fund and use the proceeds to purchase shares of a Sentinel Fund will be treated as initial purchasers of the Sentinel Fund's shares. The purchase of the Sentinel Fund's shares will be subject to all applicable sales charges.

Additional Information

Primary Service Providers to the Funds

Sentinel Asset Management, Inc. is the Funds' investment adviser. Information about the investment adviser is located below, under "Management of the Funds". Shares of the Funds are distributed by Sentinel Financial Services Company. Information about Sentinel Financial Services Company can be found in the Funds' Statement of Additional Information under "Principal Underwriter". Boston Financial Data Services, Inc. is the Funds' transfer agent. Information about the Funds' transfer agent can be found in the Funds' Statement of Additional Information under "Fund Services Arrangements". Sentinel Administrative Services, Inc. provides transfer agency administrative and oversight services to the Funds.

Customer Identification Requirement

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. This means when you open an account, we will ask for your name, address, date of birth and other information that will allow us to identify you. We may also ask to see your driver's license or other identifying documents. Each Fund reserves the right to reject purchase orders from persons who have not submitted information that is sufficient to allow the Fund to verify the identity of the purchaser. Each Fund also reserves the right to redeem amounts in the Fund from any person whose identity the Fund is unable to verify on a timely basis.

Foreign Addresses

Because the Funds are not registered for sales outside of the U.S., they generally will not accept new accounts or investments into an account with a mailing address that is not within the U.S. or a U.S. military address.

Redemptions in Kind

Each Fund may, at its discretion, redeem its shares in kind (i.e., in securities rather than in cash). If this occurs, securities received in kind remain at the risk of the market, and the redeeming shareholder may incur brokerage or other transaction costs to convert the securities to cash. As with redemptions for cash, upon a redemption in kind, any gain on the transaction may be subject to tax. If illiquid securities are used to satisfy redemptions in kind, redeeming shareholders may face difficulties in selling the illiquid securities at a fair price.

Redemption Proceeds

If a redemption is paid by check, the Transfer Agent will normally mail you a check in payment for your shares within seven days after it receives all documents required to process the redemption. We may delay payment during any period in which the right of redemption is suspended or date of payment is postponed because the NYSE is closed, trading on the NYSE is restricted, or the Securities and Exchange Commission deems an emergency to exist. No interest will accrue on amounts represented by uncashed redemption checks. We may require additional documentation to redeem shares that are registered in the name of a corporation, trust, company retirement plan, agent or fiduciary, or if a shareholder is deceased. The Funds reserve the right to withhold the proceeds of a redemption of shares purchased by check until the check has cleared, which may take up to 15 days after the purchase date. Distributions from retirement plans may be subject to withholding by the Internal Revenue Service under the Code. In their discretion, the Funds may reinvest redemption checks that remain uncashed for more than one year.

Share Certificates

The Funds are not required to and do not expect to issue share certificates. If you are the shareholder of record and have a certificate representing ownership in a Fund, you can redeem your shares by mailing the certificate to the Transfer Agent with appropriate instructions to redeem. Your instructions should be signed by the registered owner(s) exactly as the shares are registered. The Transfer Agent may require the signature(s) of the registered owner(s) to be guaranteed by an eligible financial institution which meets BFDS's requirements if the proceeds of the redemption exceed $100,000, if the check is not made payable to the registered owner(s) and mailed to the record address, or if the record address has been changed within the past 30 days. We suggest sending certificates by certified mail. You may also redeem share certificates by presenting them in person to Sentinel Investments c/o Boston Financial Data Services, 30 Dan Road, Canton MA 02021-2809.

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Telephone or Online Delays

At times, telephone or online transactions may be difficult to implement. Information processing and communications systems, both those of the Transfer Agent and third-party vendors on whom we depend, are subject to occasional congestion, technological problems, or in extreme cases, outages. The failure of these systems for a significant period of time may limit our ability to process a telephone or online transaction. Shareholders who wish to make use of the telephone and/or our website to transact business in the Funds should not assume that these systems will always be available. If you experience difficulty in contacting us by telephone or online, please write to Sentinel Investments at P.O. Box 55929, Boston, MA 02205-5929.

Transacting Through an Intermediary

If you transact through an intermediary, you must follow the intermediary's procedures for transacting in the Fund. The intermediary may have different procedures, account options and/or transactional fees from those described here.

Undesignated Investments

When all or a portion of a purchase is received for investment without a clear Fund designation or for investment in one of our closed classes or Funds, the transfer agent may initiate a call to the shareholder or financial advisor to obtain investment designation. If the call does not result in a resolution, we may return the money to you or we may deposit the undesignated portion or the entire amount, as applicable, into the Class A shares of the Low Duration Bond Fund without sales charge. We will treat your inaction as approval of this purchase. You may at any time after the purchase direct us to redeem or exchange these shares of the Low Duration Bond Fund at the next net asset value calculated after we accept such direction. Exchange transactions will be subject to any applicable sales charge.

Certain Account Fees and Minimum Account Size

Due to the expense of maintaining accounts with small balances, we reserve the right to liquidate any account that has a value of less than $1,000 and that has been open for at least 12 months. Individual shareholders that received Class I shares of a Sentinel Fund in an exchange for Synovus or Citizens Funds' shares in a reorganization are subject to the account minimums for Class A shares. We also reserve the right to charge an annual maintenance fee of $25 to any such account. The annual maintenance fee is deducted automatically from each such shareholder account on a quarterly pro-rated basis.

Shares held through an omnibus account or wrap-fee program for which a Fund has waived investment minimums are subject to the minimum account size requirements established by the financial intermediary.

Miscellaneous Fees

Service Fees
Express Mail Deliveries	$15.00
Federal Funds Wire	$20.00
Bounced check-writing checks & ACH Transactions	$30.00
Bounced check received for deposit	$30.00
Over-draft protection	$30.00
Each copy of a paid check	$10.00
Transcripts - 2004 and per year prior to 2003	$50.00
Transcripts - per year after 2004	$25.00

Custodial Account Fees. Custodial accounts for which the Transfer Agent is the agent for the custodian also pay the following fees:

Annual custodial fee per social security number	$20.00
Closeout fee per account	$20.00
Transfer of assets per transaction	$25.00

A portion of these fees is paid to the custodian and a portion is paid to the Transfer Agent, which provides certain services to these accounts as agent for the custodian.

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Excessive Trading Policy

Excessive trading (which may be as a result of market timing) by shareholders of a Fund may harm performance by disrupting portfolio management strategies and by increasing expenses, including brokerage and administrative costs, and may dilute the value of the holdings of other shareholders. Excessive trading may cause a Fund to retain more cash than the Fund's portfolio manager would normally retain in order to meet unanticipated redemptions or may force the Fund to sell portfolio securities at disadvantageous times to raise the cash needed to meet those redemption or exchange requests. The Funds will not accommodate excessive trading in any Fund, and have adopted a policy to deter such trading. The policy has been reviewed and approved by the Board of Directors of the Funds. Under this policy, a Fund will reject any purchase order or exchange request if the Fund has determined that an investor's trading, in the judgment of the Fund, has been or may be disruptive to a Fund. In making this judgment, a Fund may consider trading done in multiple accounts under common ownership or control. Certain types of regular transactions that will not be deemed by the Funds to be excessive trading for this purpose include systematic exchanges, dollar cost averaging, regular rebalancing of holdings in the Funds (e.g., periodic rebalancing to maintain an investment adviser's asset allocations model) and pre-authorized withdrawals.

The policy applies to all shareholders. However, a Fund may not be able to determine that a specific purchase order or request for exchange or redemption, particularly an order or request made through omnibus accounts or 401(k) plans, is excessive or disruptive to the Fund. In addition, the Funds may not analyze every transaction that could potentially be excessive or disruptive to a Fund. The Funds therefore make no representation that all such purchase orders or exchange requests can or will be rejected. In addition, with respect to shares held on the books of third party intermediaries, such as retirement plan administrators, the Funds may work with such intermediaries to implement alternate procedures that the Funds determine are reasonably designed to achieve the objective of the Funds' excessive trading policy. Where an intermediary adopts such procedures, shareholders whose accounts are on the books of such intermediary will be subject to that intermediary's procedures, which may differ from the procedures applied by the Funds to accounts held directly on the Funds' books, but which are reasonably designed to achieve the same objective.

Each Fund reserves the right to reject or cancel a purchase or exchange order for any reason without prior notice. A fund may in its discretion reject or cancel a purchase or an exchange order even if the transaction is not subject to the specific roundtrip transaction limitation described below if the Advisor believes that there appears to be a pattern of short-term or excessive trading activity by a shareholder or deems any other trading activity harmful or disruptive to a fund.

Each Fund, through its Advisor and transfer agent, will measure excessive trading by the number of roundtrip transactions within a shareholder’s account during a rolling 12-month period. A “roundtrip” transaction is defined as any combination of purchase and redemption activity (including exchanges) of the same Fund’s shares. Each Fund may take other trading activity into account if a Fund believes such activity is of an amount or frequency that may be harmful to long-term shareholders or disruptive to portfolio management.

Shareholders are limited to six roundtrip transactions in the same Sentinel Fund over a rolling 12-month period. Shareholders with six or more roundtrip transactions in the same Sentinel Fund within a rolling 12-month period generally will be blocked from making additional purchases of, or exchanges into, that Sentinel Fund. Each Fund has sole discretion whether to remove a block from a shareholder’s account (e.g., such as when the Advisor has determined that the transactions were not abusive or harmful to the Fund). The rights of a shareholder to redeem shares are not affected by the six roundtrip transaction limitation.

Each Fund may make exceptions to the roundtrip transaction policy for certain types of transactions if, in the opinion of the Advisor, the transactions do not represent short term or excessive trading or are not abusive or harmful to a Fund, such as, but not limited to, systematic transactions, required minimum retirement distributions, transactions initiated by a fund or administrator and transactions by certain qualified funds-of-funds.

Excessive Trading and Short Term Trading Fee Waivers

Excessive trading block and redemption fees do not apply to:

• any single redemption of $5,000 or less, fees of $100 or less, or other amount considered by the Funds' Chief Compliance Officer to be de minimis in light of the size of the account;

• accounts of asset allocation programs, lifestyle investment options or investment adviser wrap programs whose trading practices are determined by the Fund not to be detrimental to a Fund or its shareholders, that do not allow frequent trading or market timing and that have policies in place to monitor and address such trading;

• periodic portfolio re-balancing of retirement plans on a pre-arranged schedule with recordkeepers that do not allow frequent trading or market timing and who have policies in place to monitor and address such trading;

• retirement plan sponsor-initiated transfers, such as plan mergers, terminations, changes to fund offerings and service provider changes;

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• rollovers of current investments in the Fund through qualified employee benefit plans; and

• transactions during the initial 90 days of any participant's default investment in any Fund selected by a retirement plan to be used as a qualified default investment alternative or with a qualified default investment alternative.

100

Pricing Fund Shares

Net asset value for each class of shares of a Fund is calculated each day that the New York Stock Exchange (“NYSE”) is open, as of the close of business on the NYSE, based on prices at the time of closing of regular trading. The NYSE generally closes at 4:00 p.m. Eastern time. The net asset value per share is computed by dividing the total value of the assets of each class of the Fund, less its liabilities, by the total number of outstanding shares of each class of such Fund.

Equity securities that are traded on a national or foreign securities exchange and over-the-counter ("OTC") securities listed in the NASDAQ National Market System are valued at the last reported sales price or official closing price on the principal exchange on which they are traded on the date of determination as of the close of business of the NYSE, usually 4:00 p.m. Eastern Time, each day that the NYSE is open. ETFs will be valued at their most recent closing price.

Foreign equity securities traded on a foreign securities exchange are subject to fair value pricing when appropriate, using valuations provided by an independent pricing service.

Securities for which no sale was reported on the valuation date are valued at the mean between the last reported bid and asked prices.

OTC securities not listed on the NASDAQ National Market System are valued at the mean of the current bid and asked prices.

Fixed-income securities with original maturities of greater than 60 days, including short-term securities with more than 60 days left to maturity, are valued on the basis of valuations provided by an independent pricing service. The bid price is generally used for valuation purposes. Short-term securities with original maturities of less than 60 days are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par when they reach 60 days or less remaining to maturity. The amortized cost method values a security at cost on the date of purchase and thereafter assumes a constant amortization to maturity of any discount or premium. Investments in mutual funds are valued at the net asset value per share on the day of valuation. Investments in exchange traded derivatives are valued at the settlement price determined by the relevant exchange. Investments in non-exchange traded derivatives and cleared derivatives are valued on the basis of prices supplied by an independent pricing service, if available, or quotes obtained from brokers and dealers.

Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before a Fund's pricing time but after the close of the securities' primary markets, including an unscheduled early closing of a primary exchange or when trading in a particular security is halted during the day and does not resume prior to the time a Fund’s net asset value is calculated, will be fair valued under procedures adopted by the Funds' Board of Directors. The Board has delegated this responsibility to the Sentinel Valuation Committee (the "Valuation Committee"), established by Sentinel and subject to the Board's review and supervision. Fair value represents a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the price at which those assets could have been sold during the period in which the particular fair values were used in determining a Fund's net asset value.

The Funds may use one or more independent pricing services, as approved by the Board. Such independent pricing services shall provide their daily evaluations directly to the Funds' custodian bank and fund accounting service provider, State Street Bank and Trust Company ("SSB"). Sentinel Administrative Services, Inc., the Funds' administrator and a subsidiary of Sentinel, shall have an oversight role over the daily accounting process. Portfolio securities for which market quotations are readily available shall be valued at current market value; other securities and assets shall be valued at fair value as determined in good faith by Sentinel, which may act through its Valuation Committee, subject to the overall oversight of the Board or its Audit Committee.

The Valuation Committee, SSB and Sentinel Administrative Services, Inc. perform a series of activities to provide reasonable comfort over the accuracy of prices including: 1) periodic vendor due diligence meetings to review underlying methodologies, policies and procedures with respect to valuations, 2) daily monitoring of significant events that may impact markets and valuations, 3) daily comparisons of security valuations versus prior day valuations for all securities with additional follow-up procedures implemented for those that exceed established thresholds, and 4) daily reviews of stale valuations and manually priced securities which may be subjected to additional procedures at the discretion of the Valuation Committee.

In addition, there are several processes outside of the pricing process that are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored by Sentinel for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics.

Securities transactions are accounted for on the next business day following trade date (trade date plus one). Under certain circumstances, exceptions are made so that purchases and sales are booked on trade date. These exceptions include: (1) when trades occur on a day that happens to coincide with the end of a month; or (2) on occasion, if Sentinel Administrative Services, Inc. believes significant price movements are deemed large enough to impact the calculation of the net asset value per share.

101

The per share net asset value of Class A shares generally will be higher than the per share net asset value of Class C or Class S shares, reflecting the higher daily expense accruals of Class C and Class S shares. It is expected, however, that the per share net asset value of the classes will tend to converge (although not necessarily meet) immediately after the payment of dividends or distributions. Dividends and distributions will differ by the approximate amount of the expense accrual differences between the classes.

102

Dividends, Capital Gains and Taxes

The Funds distribute their net investment income, if any, as follows:

Fund	Dividends Paid
Sentinel Government Securities Fund	Monthly
Sentinel Low Duration Bond Fund
Sentinel Multi-Asset Income Fund
Sentinel Total Return Bond Fund
Sentinel Unconstrained Bond Fund
Sentinel Balanced Fund	Quarterly
Sentinel Common Stock Fund
Sentinel International Equity Fund	Annually
Sentinel Small Company Fund
Sentinel Sustainable Core Opportunities Fund

For each Fund, distributions of any net realized capital gains for a fiscal year are generally paid in December, following the November 30th fiscal year-end.

You may elect to receive all or any part of your dividends and/or capital gains distributions in cash, shares of your Fund, or shares of the same class of another Sentinel Fund. Unless you elect otherwise, your dividends and capital gains distributions will be reinvested in shares of the same Fund. If you elect to receive dividends and capital gains distributions in cash, you will only receive a check if the distribution amount exceeds $10.00. If the distribution is $10.00 or less, the amount will automatically be reinvested. If you would like to receive cash distributions, regardless of the amount, you can establish an electronic funds transfer to your bank. If you elect to receive distributions by check, in its discretion the Fund may reinvest previously issued distribution checks and also reinvest future distributions. This may occur if a distribution check remains uncashed and outstanding for six months or the post office is unable to deliver the check to you. No interest will accrue on amounts represented by uncashed dividend or other distribution checks. To change the current option for payment of dividends and capital gains distributions or to establish electronic funds transfer please call 1-800-282-FUND (3863). If your mailing address is not within the U.S. or a U.S. military address, you must receive your distributions by check.

You will pay tax on dividends and capital gains distributions from the Funds whether you receive them in cash, additional shares or shares of another Sentinel Fund. Capital gains may be taxable to you at different rates depending on how long the Fund held the assets sold. If you redeem Fund shares or exchange them for shares of another Fund, any gain on the transaction may be subject to tax. In addition, a Fund is generally required by law to provide you and the Internal Revenue Service with cost basis information on the redemption or exchange of any of your shares in the Fund acquired on or after January 1, 2012 (including shares that you acquire through the reinvestment of distributions). Certain dividend income received by a Fund, including dividends received from qualifying foreign corporations and long-term capital gains, are eligible for taxation at a reduced rate that applies to individual shareholders. However, to the extent a Fund's distributions are derived from income on debt securities and non-qualifying dividends of foreign corporations and/or short-term capital gains, its distributions will not be eligible for this reduced tax rate.

If you are neither a tax resident nor a citizen of the U.S. or if you are a foreign entity, the Funds' ordinary dividends will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies.

Dividends and interest received by the International Equity Fund and, to a lesser extent, the Balanced, Common Stock, Low Duration Bond Fund, Multi-Asset Income, Small Company, Sustainable Core Opportunities, Total Return Bond and Unconstrained Bond Funds, may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the U.S. may reduce or eliminate these taxes. Shareholders in the International Equity, Multi-Asset Income and Total Return Bond Funds may be able to claim a credit or deduction with respect to such taxes if certain requirements are met. However, it is unlikely that a credit or deduction will be available to shareholders of the Balanced, Common Stock, Small Company, and Sustainable Core Opportunities with respect to such taxes.

By law, your redemption proceeds and dividends of ordinary income and capital gains will be subject to a withholding tax if you are not a corporation and have not provided a taxpayer identification number or social security number or if the number you have provided is incorrect.

A 30% withholding tax is currently imposed on dividends and will be imposed on redemption proceeds paid after December 31, 2018 to (i) foreign financial institutions (as defined in Section 1471(d)(4) of the Code) unless they agree to collect and disclose to the IRS information regarding their direct and indirect United States account holders and (ii) certain other foreign entities unless they certify certain information regarding their direct and indirect United States owners. Under some circumstances, a foreign shareholder may be eligible for refunds or credits of such taxes.

103

A 3.8% Medicare tax is imposed on the net investment income (which includes taxable dividends and gain recognized on a redemption or exchange of shares) of certain individuals, trusts and estates.

This section summarizes some of the consequences under current federal tax law of investment in the Funds. It is not a substitute for individualized tax advice. Consult your tax advisor about the potential tax consequences of an investment in any of the Funds under all applicable tax laws.

Index Descriptions

All indices are unmanaged and index performance does not reflect any fees, expenses or taxes. An investment cannot be made directly in an index.

The Bloomberg Barclays 1-3 Year U.S. Government/Credit Index is an index which consists of U.S. government, government agency and investment grade corporate securities with maturities of one to three years. (Low Duration Bond Fund)

The Bloomberg Barclays U.S. Aggregate Bond Index measures the U.S. investment grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. (Balanced (secondary), Multi-Asset Income (secondary) and Total Return Bond Funds)

The Bloomberg Barclays U.S. Government/Mortgage Backed Securities (MBS) Index is an unmanaged index comprising U.S. Treasuries and agency debentures with maturities of one year or longer and agency mortgage-backed pass-through securities issued by Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA), and Federal Home Loan Mortgage Corporation (FHLMC). (Government Securities Fund)

The BofA Merrill Lynch U.S. Dollar 3-Month LIBOR Constant Maturity Index represents the London interbank offered rate (LIBOR) with a constant 3-month average maturity. LIBOR, published by the British Bankers' Association, is a composite of the rates of interest at which banks borrow from one another in the London market, and is a widely used benchmark for short-term interest rates (Unconstrained Bond Fund)

The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index is a free float-adjusted, market capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The Fund uses the net version of the Index, which reflects reinvested dividends which have been subject to the maximum non-U.S. tax rate applicable (International Equity Fund)

The Russell 2000® Index measures the performance of 2000 small-cap companies within the U.S. equity universe. (Small Company Fund)

The Standard & Poor's 500 Index consists of approximately 500 widely held U.S. equity securities chosen for market size, liquidity, and industry group representation. (Balanced, Common Stock, Multi-Asset Income and Sustainable Core Opportunities Funds)

104

Management of the Funds

Sentinel manages the Funds' investments and their business operations under the overall supervision of the Funds' Board of Directors. Sentinel has the responsibility for making all investment decisions for the Funds, except where it has retained a subadviser to make the investment decisions for a Fund.

Sentinel is an indirectly wholly owned subsidiary of the National Life Holding Company. Its principal business address is One National Life Drive, Montpelier, Vermont 05604.

Each Fund pays Sentinel, as investment adviser, fees in return for providing investment advisory services. For the fiscal year ended November 30, 2016, the Funds paid monthly advisory fees to Sentinel at the following annual rates (stated as a percentage of the average daily net assets of each Fund taken separately):

Balanced Fund	0.53%
Common Stock Fund	0.57%
Government Securities Fund	0.45%
International Equity Fund	0.70%
Low Duration Bond Fund	0.45%
Multi-Asset Income Fund	0.53%
Small Company Fund	0.67%
Sustainable Core Opportunities Fund	0.70%
Total Return Bond Fund	0.49%
Unconstrained Bond Fund	0.75%

Sentinel has contractually agreed, effective March 30, 2017, to reimburse certain expenses paid by the Class I shares of the Funds to the extent necessary to prevent the total annual fund operating expense ratio of the Class I shares of the Funds, on an annualized basis, from exceeding the total annual fund operating expense ratio of the Class A shares of the same Fund. This agreement will continue through March 31, 2018. This agreement may be terminated upon 90 days' notice by a majority of the non-interested directors of the Funds.

Sentinel has contractually agreed, effective March 30, 2017, to waive fees and/or reimburse certain expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement for Class R6 shares of the Common Stock Fund, on an annualized basis, to 0.65% of average daily net assets attributable to Class R6 shares through March 31, 2018. This agreement may be terminated upon 90 days' notice by a majority of the non-interested directors of the Fund.

Sentinel has contractually agreed, effective March 30, 2017, to waive fees and/or reimburse certain expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement for Class R6 shares of the Small Company Fund, on an annualized basis, to 0.73% of average daily net assets attributable to Class R6 shares through March 31, 2018. This agreement may be terminated upon 90 days' notice by a majority of the non-interested directors of the Fund.

Sentinel has contractually agreed, effective March 30, 2017, to waive fees and/or reimburse certain expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement for Class A shares of the Total Return Bond Fund, on an annualized basis, to 0.89% of average daily net assets attributable to Class A shares through March 31, 2018. In addition, the Fund's investment advisor has contractually agreed, effective March 30, 2017, to waive fees and/or reimburse certain expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement for Class R6 shares, on an annualized basis, to 0.69% of average daily net assets attributable to Class R6 shares through March 31, 2018, and to waive fees and/or reimburse certain expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement for Class R3 shares, on an annualized basis, to 1.19% of average daily net assets attributable to Class R3 shares through March 31, 2018. Each of these agreements may be terminated upon 90 days' notice by a majority of the non-interested directors of the Fund.

Sentinel has contractually agreed, effective March 30, 2017, to waive fees and/or reimburse certain expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement for Class C shares of the Unconstrained Bond Fund, on an annualized basis, to 2.06% of average daily net assets attributable to Class C shares through March 31, 2018. This agreement may be terminated upon 90 days' notice by a majority of the non-interested directors of the Fund.

The fee waivers and expense reimbursement agreements referred to above are net of any Acquired Fund Fees and Expenses.

A discussion regarding the basis for the Board of Directors' most recent approval of the Funds' investment advisory contracts is available in the Funds' Annual Report for the fiscal year ended November 30, 2016.

105

The following individuals manage the Funds:

Balanced Fund

Daniel J. Manion, lead manager, manages the equity portion of the Balanced Fund and Jason Doiron manages the fixed-income portion of the Balanced Fund. Mr. Manion has been employed by Sentinel since 1993 and is Sentinel's Director of Equity Research. He has managed the equity portion of the Fund since 2004. Mr. Manion holds the Chartered Financial Analyst designation. Mr. Doiron has been employed by Sentinel since 2008 and is Head of Investments at Sentinel. He has co-managed the Fund since 2012. From 2005 to 2008, Mr. Doiron was Director—Quantitative Trading and Strategies Group for the Royal Bank of Canada's Capital Markets Group. Mr. Doiron holds the Financial Risk Manager and Professional Risk Manager designations.

Mr. Manion has announced his intention to retire from Sentinel in the second quarter of 2017. Following his retirement, he will no longer manage the Fund.

Common Stock Fund

Mr. Manion is lead manager and Hilary Roper is co-manager of the Common Stock Fund. Mr. Manion has managed or co-managed the Fund since 1994. Ms. Roper has been employed by Sentinel since 1998 as an equity analyst and has co-managed the Fund since 2010. She holds the Chartered Financial Analyst designation.

Mr. Manion has announced his intention to retire from Sentinel in the second quarter of 2017. Following his retirement, he will no longer manage the Fund.

Government Securities Fund

Mr. Doiron and Peter Hassler co-manage the Government Securities Fund. Mr. Doiron has co-managed the Fund since March 29, 2012. Mr. Hassler has co-managed the Fund since February 13, 2014. Mr. Hassler has been employed by Sentinel since August 2012. Prior to joining Sentinel, Mr. Hassler was employed at Dwight Asset Management Company LLC in a variety of capacities, most recently as an associate portfolio manager from 2009 to 2012. He holds the Chartered Financial Analyst designation.

International Equity Fund

Andrew Boczek manages the International Equity Fund. Mr. Boczek has been associated with Sentinel since 2012, and has managed or co-managed the Fund since September 1, 2012. Prior to joining Sentinel, from 2006-2012, Mr. Boczek served as an analyst with Legend Capital Management, LLC. Prior to Legend Capital, Mr. Boczek served as an analyst on the International Value team at Artisan Partners LP from 2002 - 2006.

Low Duration Bond Fund

Mr. Doiron manages the Low Duration Bond Fund. He is assisted by a team of additional portfolio managers and analysts. He has managed or co-managed the Fund since March 29, 2012.

Multi-Asset Income Fund

Mr. Doiron is responsible for day-to-day management of the Fund. He is assisted by a team of additional portfolio managers and analysts. He has managed or co-managed the Fund since 2009.

Small Company Fund

Jason Ronovech is lead manager of the Small Company Fund. Mr. Ronovech has co-managed the Fund since March 30, 2013.

Sustainable Core Opportunities Fund

Helena Ocampo manages the Sustainable Core Opportunities Fund. Ms. Ocampo has been employed by Sentinel since 2005, and has managed or co-managed the Fund since 2008.

Total Return Bond Fund

Mr. Doiron manages the Total Return Bond Fund. He is assisted by a team of additional portfolio managers and analysts. He has managed or co-managed the Fund since its inception in 2010.

Unconstrained Bond Fund

Mr. Doiron manages the Unconstrained Bond Fund. He is assisted by a team of additional portfolio managers and analysts. He has managed the Fund since its inception in 2014.

106

The teams of investment management personnel may include additional portfolio managers and a number of analysts. The Funds' Statement of Additional Information provides additional information about portfolio manager compensation, other accounts they manage, and their ownership of shares in the Funds they manage.

107

Householding and Electronic Delivery of Documents

Each year you are automatically sent an updated prospectus, or summary prospectus for the Fund or Funds that you own, and annual and semi-annual reports for the Funds. You may also occasionally receive proxy statements and supplements to the prospectus. In order to eliminate duplicate mailings and reduce expenses, only one copy of these documents is sent to shareholders who are part of the same family and share the same household address. This process is known as "householding." If you do not want the mailings of your documents to be subject to householding, please contact the Funds at 1-800-282-FUND (3863). You may elect to receive these documents, as well as your quarterly account statements, electronically in lieu of paper form by enrolling in e-delivery. To enroll, visit http://www.sentinelinvestments.com, select "Investor Login" and follow the prompts. Once enrolled, you will receive e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses. You will then be able to access the electronic copies on the Funds' website.

108

Financial Highlights

The financial highlights table is intended to help you understand each Fund's financial performance for the past five years, or for the other applicable period of the Fund's operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in each Fund, assuming reinvestment of all dividends and distributions. Per share data is calculated utilizing average daily shares outstanding.

The financial highlights through November 30, 2016 were audited by PricewaterhouseCoopers LLP, whose report, along with the related financial statements of the Funds, is included in the Funds' Annual Report to Shareholders, which is available upon request.

			Income from Investment Operations			Less Distributions
				Net gains or
		Net asset	Net	losses on		Dividends	Distributions
Fund/	Fiscal year	value,	investment	securities (both	Total from	(from net	(from		Net asset
Share	(period	beginning	income	realized and	investment	investment	realized	Total	value, end
Class	ended)	of period	(loss)	unrealized)	operations	income)	gains)	distributions	of period
Balanced Class A
	11/30/12	$17.10	$0.23	$1.77	$2.00	$0.30	$0.77	$1.07	$18.03
	11/30/13	18.03	0.23	2.91	3.14	0.26	0.68	0.94	20.23
	11/30/14	20.23	0.26	1.50	1.76	0.26	0.75	1.01	20.98
	11/30/15	20.98	0.43	(0.35)	0.08	0.30	0.89	1.19	19.87
	11/30/16	19.87	0.23	0.66	0.89	0.44	0.64	1.08	19.68
Balanced Class C
	11/30/12	17.15	0.08	1.78	1.86	0.17	0.77	0.94	18.07
	11/30/13	18.07	0.08	2.91	2.99	0.11	0.68	0.79	20.27
	11/30/14	20.27	0.11	1.51	1.62	0.10	0.75	0.85	21.04
	11/30/15	21.04	0.28	(0.35)	(0.07)	0.15	0.89	1.04	19.93
	11/30/16	19.93	0.08	0.66	0.74	0.30	0.64	0.94	19.73
Balanced Class I
	11/30/12	17.04	0.23	1.76	1.99	0.31	0.77	1.08	17.95
	11/30/13	17.95	0.28	2.89	3.17	0.29	0.68	0.97	20.15
	11/30/14	20.15	0.31	1.50	1.81	0.31	0.75	1.06	20.90
	11/30/15	20.90	0.47	(0.34)	0.13	0.36	0.89	1.25	19.78
	11/30/16	19.78	0.27	0.65	0.92	0.49	0.64	1.13	19.57
Common Stock Class A
	11/30/12	31.33	0.38	3.93	4.31	0.37	0.43	0.80	34.84
	11/30/13	34.84	0.44	9.50	9.94	0.43	1.04	1.47	43.31
	11/30/14	43.31	0.56	4.97	5.53	0.58	5.47	6.05	42.79
	11/30/15	42.79	1.01	(0.25)	0.76	0.45	0.02	0.47	43.08
	11/30/16	43.08	0.53	2.43	2.96	1.08	2.68	3.76	42.28
Common Stock Class C
	11/30/12	30.35	0.09	3.81	3.90	0.12	0.43	0.55	33.70
	11/30/13	33.70	0.12	9.18	9.30	0.14	1.04	1.18	41.82
	11/30/14	41.82	0.21	4.78	4.99	0.19	5.47	5.66	41.15
	11/30/15	41.15	0.64	(0.24)	0.40	0.17	0.02	0.19	41.36
	11/30/16	41.36	0.21	2.33	2.54	0.78	2.68	3.46	40.44
Common Stock Class I
	11/30/12	31.33	0.49	3.94	4.43	0.48	0.43	0.91	34.85
	11/30/13	34.85	0.56	9.50	10.06	0.56	1.04	1.60	43.31
	11/30/14	43.31	0.68	4.97	5.65	0.73	5.47	6.20	42.76
	11/30/15	42.76	1.12	(0.25)	0.87	0.55	0.02	0.57	43.06
	11/30/16	43.06	0.64	2.43	3.07	1.19	2.68	3.87	42.26
Common Stock Class R6
	11/30/15(A)	43.01	1.07	(0.51)	0.56	0.46	–	0.46	43.11
	11/30/16	43.11	0.70	2.41	3.11	1.22	2.68	3.90	42.32

See notes to Financial Highlights at the end of the schedule.

109

			Ratios/Supplemental Data
					Ratio of expenses to average				Ratio of net investment
		Net assets at			net assets before		Ratio of net		income (loss) to average net
Total		end of	Ratio of expenses		contractual and voluntary		investment income		assets before contractual and		Portfolio
return		period (000	to average net		expense reimbursements		(loss) to average		voluntary expense		turnover
(%)*		omitted)	assets (%)		(%)**		net assets (%)		reimbursements (%)**		rate (%)

12.30		$221,036	1.11		1.11		1.30		1.30		146
18.15		267,627	1.06		1.06		1.22		1.22		154
9.10		278,385	1.07		1.07		1.29		1.29		94
0.56		263,276	1.04		1.04		2.17	^	2.17	^	86
4.75		264,910	1.01		1.01		1.20		1.20		45

11.30		16,635	1.94		1.94		0.48		0.48		146
17.19		30,647	1.86		1.86		0.42		0.42		154
8.34		32,002	1.82		1.82		0.53		0.53		94
(0.23)		35,344	1.82		1.82		1.39	^	1.39	^	86
3.91		43,066	1.78		1.78		0.43		0.43		45

12.25		5,748	1.11		1.11		1.31		1.31		146
18.46		20,468	0.77		0.77		1.50		1.50		154
9.43		17,062	0.80		0.80		1.55		1.55		94
0.79		12,589	0.81		0.81		2.39	^	2.39	^	86
4.94		14,477	0.81		0.81		1.41		1.41		45

13.99		1,193,721	1.09		1.09		1.12		1.12		8
29.53		1,454,446	1.03		1.03		1.15		1.15		12
13.30		1,577,546	1.00		1.00		1.28		1.28		19
1.79		1,416,147	0.99		0.99		2.36	^	2.36	^	11
7.53		1,350,861	1.00		1.00		1.32		1.32		8

13.03		51,460	1.93		1.93		0.28		0.28		8
28.47		78,259	1.84		1.84		0.32		0.32		12
12.40		90,784	1.79		1.79		0.50		0.50		19
0.98		89,890	1.78		1.78		1.57	^	1.57	^	11
6.71		83,246	1.79		1.79		0.54		0.54		8

14.38		684,658	0.75		0.75		1.47		1.47		8
29.93		941,223	0.72		0.72		1.45		1.45		12
13.61		932,941	0.72		0.72		1.55		1.55		19
2.07		689,502	0.71		0.71		2.63	^	2.63	^	11
7.84		552,611	0.72		0.72		1.60		1.60		8

1.31	++	18,225	0.61	+	1.76	+	2.65	+^	1.50	+^	11	++
7.92		29,927	0.65		0.72		1.72		1.65		8

110

			Income from Investment Operations			Less Distributions
				Net gains or
	Fiscal	Net asset	Net	losses on		Dividends	Distributions
Fund/	year	value,	investment	securities (both	Total from	(from net	(from			Net asset
Share	(period	beginning	income	realized and	investment	investment	realized	Return of	Total	value, end
Class	ended)	of period	(loss)	unrealized)	operations	income)	gains)	capital	distributions	of period
Government Securities Class A
	11/30/12	$10.72	$0.14	$0.28	$0.42	$0.31	$–	$–	$0.31	$10.83
	11/30/13	10.83	0.16	(0.66)	(0.50)	0.26	0.03	–	0.29	10.04
	11/30/14	10.04	0.18	0.17	0.35	0.26	–	–	0.26	10.13
	11/30/15	10.13	0.18	(0.10)	0.08	0.24	–	–	0.24	9.97
	11/30/16	9.97	0.16	(0.13)	0.03	0.25	–	–	0.25	9.75
Government Securities Class C
	11/30/12	10.72	0.05	0.30	0.35	0.23	–	–	0.23	10.84
	11/30/13	10.84	0.08	(0.68)	(0.60)	0.17	0.03	–	0.20	10.04
	11/30/14	10.04	0.10	0.17	0.27	0.17	–	–	0.17	10.14
	11/30/15	10.14	0.10	(0.11)	(0.01)	0.15	–	–	0.15	9.98
	11/30/16	9.98	0.08	(0.13)	(0.05)	0.17	–	–	0.17	9.76
Government Securities Class I
	11/30/12	10.72	0.16	0.28	0.44	0.33	–	–	0.33	10.83
	11/30/13	10.83	0.19	(0.67)	(0.48)	0.28	0.03	–	0.31	10.04
	11/30/14	10.04	0.21	0.16	0.37	0.28	–	–	0.28	10.13
	11/30/15	10.13	0.20	(0.10)	0.10	0.26	–	–	0.26	9.97
	11/30/16	9.97	0.19	(0.14)	0.05	0.27	–	–	0.27	9.75
International Equity Class A
	11/30/12	15.03	0.18	0.98	1.16	0.16	–	–	0.16	16.03
	11/30/13	16.03	0.16	4.13	4.29	0.14	–	–	0.14	20.18
	11/30/14	20.18	0.25	(0.61)	(0.36)	0.21	–	–	0.21	19.61
	11/30/15	19.61	0.13	0.47	0.60	0.34	2.95	–	3.29	16.92
	11/30/16	16.92	0.18	(0.97)	(0.79)	0.12	0.49	–	0.61	15.52
International Equity Class C
	11/30/12	14.59	(0.06)	0.96	0.90	–	–	–	–	15.49
	11/30/13	15.49	(0.11)	3.97	3.86	0.01	–	–	0.01	19.34
	11/30/14	19.34	(0.04)	(0.59)	(0.63)	–	–	–	–	18.71
	11/30/15	18.71	(0.10)	0.47	0.37	0.07	2.95	–	3.02	16.06
	11/30/16	16.06	(0.01)	(0.90)	(0.91)	–	0.49	–	0.49	14.66
International Equity Class I
	11/30/12	14.99	0.26	0.98	1.24	0.24	–	–	0.24	15.99
	11/30/13	15.99	0.26	4.11	4.37	0.23	–	–	0.23	20.13
	11/30/14	20.13	0.38	(0.65)	(0.27)	0.33	–	–	0.33	19.53
	11/30/15	19.53	0.18	0.47	0.65	0.44	2.95	–	3.39	16.79
	11/30/16	16.79	0.23	(0.95)	(0.72)	0.18	0.49	–	0.67	15.40

See notes to Financial Highlights at the end of the schedule.

111

			Ratios/Supplemental Data
			Ratio of expenses to average		Ratio of net investment
	Net assets at		net assets before	Ratio of net	income (loss) to average net
Total	end of	Ratio of expenses	contractual and voluntary	investment income	assets before contractual and	Portfolio
return	period (000	to average net	expense reimbursements	(loss) to average	voluntary expense	turnover
(%)*	omitted)	assets (%)	(%)**	net assets (%)	reimbursements (%)**	rate (%)

3.94	$791,599	0.81	0.81	1.29	1.29	581
(4.75)	429,416	0.83	0.83	1.54	1.54	795
3.50	268,380	0.92	0.92	1.80	1.80	161
0.77	189,623	0.96	0.96	1.76	1.76	150
0.24	154,133	0.91	0.91	1.63	1.63	59

3.26	120,709	1.59	1.59	0.50	0.50	581
(5.61)	58,371	1.63	1.63	0.73	0.73	795
2.73	35,387	1.73	1.73	0.99	0.99	161
(0.07)	25,668	1.74	1.74	0.98	0.98	150
(0.56)	20,954	1.72	1.72	0.82	0.82	59

4.21	145,869	0.57	0.57	1.52	1.52	581
(4.51)	70,078	0.60	0.60	1.76	1.76	795
3.73	50,493	0.68	0.68	2.05	2.05	161
0.99	29,048	0.73	0.73	1.98	1.98	150
0.44	23,562	0.68	0.68	1.88	1.88	59

7.84	106,173	1.49	1.49	1.17	1.17	37
26.93	122,646	1.44	1.44	0.91	0.91	52
(1.81)	115,216	1.41	1.41	1.22	1.22	50
4.49	113,212	1.41	1.41	0.76	0.76	55
(4.81)	114,616	1.36	1.36	1.11	1.11	36

6.17	2,953	3.05	3.05	(0.40)	(0.40)	37
24.92	3,634	3.04	3.04	(0.66)	(0.66)	52
(3.26)	3,581	2.86	2.86	(0.23)	(0.23)	50
3.14	4,732	2.70	2.70	(0.60)	(0.60)	55
(5.82)	5,876	2.49	2.49	(0.04)	(0.04)	36

8.45	27,887	0.94	0.94	1.72	1.72	37
27.64	34,561	0.89	0.89	1.48	1.48	52
(1.39)	10,997	0.92	0.92	1.91	1.91	50
4.89	14,967	1.02	1.02	1.05	1.05	55
(4.41)	40,528	0.99	0.99	1.45	1.45	36

112

			Income from Investment Operations			Less Distributions
				Net gains or
		Net asset	Net	losses on		Dividends	Distributions
Fund/	Fiscal year	value,	investment	securities (both	Total from	(from net	(from		Net asset
Share	(period	beginning	income	realized and	investment	investment	realized	Total	value, end
Class	ended)	of period	(loss)	unrealized)	operations	income)	gains)	distributions	of period
Low Duration Bond Class A
	11/30/12	$9.20	$0.06	$(0.02)	$0.04	$0.18	$–	$0.18	$9.06
	11/30/13	9.06	0.03	(0.10)	(0.07)	0.15	–	0.15	8.84
	11/30/14	8.84	0.12	(0.07)	0.05	0.16	–	0.16	8.73
	11/30/15	8.73	0.17	(0.18)	(0.01)	0.19	–	0.19	8.53
	11/30/16	8.53	0.13	(0.08)	0.05	0.17	–	0.17	8.41
Low Duration Bond Class I
	11/30/14(B)	8.82	0.13	(0.06)	0.07	0.16	–	0.16	8.73
	11/30/15	8.73	0.20	(0.19)	0.01	0.21	–	0.21	8.53
	11/30/16	8.53	0.17	(0.08)	0.09	0.19	–	0.19	8.43
Low Duration Bond Class S
	11/30/12	9.20	0.02	(0.01)	0.01	0.14	–	0.14	9.07
	11/30/13	9.07	0.01	(0.12)	(0.11)	0.12	–	0.12	8.84
	11/30/14	8.84	0.11	(0.06)	0.05	0.15	–	0.15	8.74
	11/30/15	8.74	0.16	(0.18)	(0.02)	0.18	–	0.18	8.54
	11/30/16	8.54	0.12	(0.07)	0.05	0.16	–	0.16	8.43
Multi-Asset Income Class A
	11/30/12	11.74	0.16	0.86	1.02	0.21	–	0.21	12.55
	11/30/13	12.55	0.21	1.12	1.33	0.23	–	0.23	13.65
	11/30/14	13.65	0.26	0.50	0.76	0.28	–	0.28	14.13
	11/30/15	14.13	0.37	(0.39)	(0.02)	0.39	0.94	1.33	12.78
	11/30/16	12.78	0.36	0.21	0.57	0.37	0.84	1.21	12.14
Multi-Asset Income Class C
	11/30/12	11.70	0.08	0.86	0.94	0.14	–	0.14	12.50
	11/30/13	12.50	0.11	1.13	1.24	0.13	–	0.13	13.61
	11/30/14	13.61	0.17	0.48	0.65	0.18	–	0.18	14.08
	11/30/15	14.08	0.28	(0.40)	(0.12)	0.30	0.94	1.24	12.72
	11/30/16	12.72	0.27	0.21	0.48	0.28	0.84	1.12	12.08
Multi-Asset Income Class I
	11/30/12	11.71	0.18	0.85	1.03	0.22	–	0.22	12.52
	11/30/13	12.52	0.24	1.13	1.37	0.25	–	0.25	13.64
	11/30/14	13.64	0.31	0.48	0.79	0.32	–	0.32	14.11
	11/30/15	14.11	0.41	(0.39)	0.02	0.43	0.94	1.37	12.76
	11/30/16	12.76	0.38	0.22	0.60	0.41	0.84	1.25	12.11

See notes to Financial Highlights at the end of the schedule.

113

				Ratios/Supplemental Data
				Ratio of expenses to average				Ratio of net investment
	Net assets at			net assets before		Ratio of net		income (loss) to average net
Total	end of	Ratio of expenses		contractual and voluntary		investment income		assets before contractual and		Portfolio
return	period (000	to average net		expense reimbursements		(loss) to average		voluntary expense		turnover
(%)*	omitted)	assets (%)		(%)**		net assets (%)		reimbursements (%)**		rate (%)

0.40	$554,187	0.86		0.86		0.65		0.65		27
(0.82)	307,959	0.89		0.89		0.37		0.37		16
0.54	187,430	0.95		0.95		1.33		1.33		51
(0.12)	117,770	0.97		0.97		1.92		1.92		27
0.58	98,167	0.94		0.94		1.54		1.54		117

0.75 ++	44,267	0.68	+	0.68	+	1.83	+	1.83	+	51	++
0.14	47,788	0.63		0.63		2.29		2.29		27
1.08	17,802	0.60		0.60		2.03		2.03		117

0.11	1,535,093	1.25		1.25		0.27		0.27		27
(1.19)	691,645	1.13		1.27		0.12		(0.03)		16
0.53	516,503	1.08		1.13		1.23		1.19		51
(0.29)	342,516	1.09		1.09		1.81		1.81		27
0.54	235,133	1.08		1.08		1.41		1.41		117

8.78	134,682	1.12		1.12		1.33		1.33		315
10.67	166,168	1.03		1.03		1.58		1.58		279
5.61	140,670	1.04		1.04		1.89		1.89		166
0.01	126,591	1.04		1.04		2.86		2.86		198
4.99	125,475	1.01		1.01		2.97		2.97		228

8.04	70,037	1.81		1.81		0.65		0.65		315
9.99	97,839	1.77		1.77		0.83		0.83		279
4.83	117,373	1.76		1.76		1.19		1.19		166
(0.78)	109,108	1.77		1.77		2.13		2.13		198
4.26	105,852	1.75		1.75		2.23		2.23		228

8.87	17,882	1.00		1.00		1.47		1.47		315
11.01	29,833	0.80		0.80		1.79		1.79		279
5.86	55,996	0.75		0.75		2.24		2.24		166
0.29	50,728	0.77		0.77		3.13		3.13		198
5.22	71,333	0.79		0.79		3.14		3.14		228

114

			Income from Investment Operations			Less Distributions
				Net gains or
		Net asset	Net	losses on		Dividends	Distributions
Fund/	Fiscal year	value,	investment	securities (both	Total from	(from net	(from		Net asset
Share	(period	beginning	income	realized and	investment	investment	realized	Total	value, end
Class	ended)	of period	(loss)	unrealized)	operations	income)	gains)	distributions	of period
Small Company Class A
	11/30/12	$7.95	$–	$0.70	$0.70	$–	$0.69	$0.69	$7.96
	11/30/13	7.96	(0.02)	2.25	2.23	–	1.67	1.67	8.52
	11/30/14	8.52	–	0.38	0.38	–	1.71	1.71	7.19
	11/30/15	7.19	(0.03)	0.26	0.23	–	1.84	1.84	5.58
	11/30/16	5.58	(0.02)	0.57	0.55	–	0.94	0.94	5.19
Small Company Class C
	11/30/12	7.12	(0.05)	0.61	0.56	–	0.69	0.69	6.99
	11/30/13	6.99	(0.06)	1.91	1.85	–	1.67	1.67	7.17
	11/30/14	7.17	(0.04)	0.30	0.26	–	1.71	1.71	5.72
	11/30/15	5.72	(0.05)	0.18	0.13	–	1.84	1.84	4.01
	11/30/16	4.01	(0.03)	0.35	0.32	–	0.94	0.94	3.39
Small Company Class I
	11/30/12	8.11	0.02	0.72	0.74	–	0.69	0.69	8.16
	11/30/13	8.16	0.01	2.32	2.33	0.04	1.67	1.71	8.78
	11/30/14	8.78	0.03	0.38	0.41	–	1.71	1.71	7.48
	11/30/15	7.48	(0.01)	0.28	0.27	0.02	1.84	1.86	5.89
	11/30/16	5.89	–	0.61	0.61	–	0.94	0.94	5.56
Small Company Class R6
	11/30/15(A)	5.44	(0.01)	0.17	0.16	–	–	–	5.60
	11/30/16	5.60	0.01	0.57	0.58	–	0.94	0.94	5.24
Sustainable Core Opportunities Class A
	11/30/12	12.57	0.09	1.66	1.75	0.06	–	0.06	14.26
	11/30/13	14.26	0.11	4.25	4.36	0.11	–	0.11	18.51
	11/30/14	18.51	0.16	2.27	2.43	0.11	–	0.11	20.83
	11/30/15	20.83	0.38	(0.41)	(0.03)	0.17	–	0.17	20.63
	11/30/16	20.63	0.17	1.01	1.18	0.41	0.20	0.61	21.20
Sustainable Core Opportunities Class I
	11/30/12	12.62	0.13	1.67	1.80	0.11	–	0.11	14.31
	11/30/13	14.31	0.15	4.25	4.40	0.14	–	0.14	18.57
	11/30/14	18.57	0.22	2.27	2.49	0.13	–	0.13	20.93
	11/30/15	20.93	0.44	(0.42)	0.02	0.22	–	0.22	20.73
	11/30/16	20.73	0.23	1.01	1.24	0.47	0.20	0.67	21.30

See notes to Financial Highlights at the end of the schedule.

115

					Ratios/Supplemental Data
					Ratio of expenses to average			Ratio of net investment
		Net assets at			net assets before		Ratio of net	income (loss) to average net
Total		end of	Ratio of expenses		contractual and voluntary		investment income	assets before contractual and	Portfolio
return		period (000	to average net		expense reimbursements		(loss) to average	voluntary expense	turnover
(%)*		omitted)	assets (%)		(%)**		net assets (%)	reimbursements (%)**	rate (%)

9.63		$815,661	1.14		1.14		(0.05)	(0.05)	33
34.79		808,145	1.21		1.21		(0.24)	(0.24)	23
5.40		682,481	1.20		1.20		0.06	0.06	59
5.32		596,864	1.25		1.25		(0.61)	(0.61)	70
12.52		685,807	1.22		1.22		(0.38)	(0.38)	61

8.70		119,594	1.89		1.89		(0.79)	(0.79)	33
33.94		128,521	1.93		1.93		(0.97)	(0.97)	23
4.55		115,642	1.91		1.91		(0.66)	(0.66)	59
4.72		108,192	1.94		1.94		(1.30)	(1.30)	70
11.48		110,842	1.95		1.95		(1.10)	(1.10)	61

9.96		523,540	0.79		0.79		0.31	0.31	33
35.40		385,692	0.81		0.81		0.17	0.17	23
5.62		247,639	0.85		0.85		0.46	0.46	59
5.71		220,543	0.87		0.87		(0.24)	(0.24)	70
12.95		257,483	0.89		0.89		(0.04)	(0.04)	61

2.94	++	599	0.73	+	2.96	+	(0.18)+	(2.41)+	70	++
13.07		13,000	0.73		0.99		0.16	(0.10)	61

14.00		182,345	1.32		1.32		0.66	0.66	4
30.74		224,489	1.26		1.26		0.67	0.67	14
13.18		239,707	1.24		1.24		0.85	0.85	20
(0.13	)#	224,862	1.21		1.21		1.85 ^	1.85 ^	20
5.92		340,815	1.18		1.18		0.86	0.86	33

14.38		8,194	1.04		1.04		0.94	0.94	4
31.05		12,418	1.00		1.00		0.93	0.93	14
13.50		15,275	0.97		0.97		1.13	1.13	20
0.12	#	14,926	0.93		0.93		2.13 ^	2.13 ^	20
6.20		21,777	0.91		0.91		1.14	1.14	33

116

			Income from Investment Operations			Less Distributions
				Net gains or
		Net asset	Net	losses on		Dividends	Distributions
Fund/	Fiscal year	value,	investment	securities (both	Total from	(from net	(from			Net asset
Share	(period	beginning	income	realized and	investment	investment	realized	Return of	Total	value, end
Class	ended)	of period	(loss)	unrealized)	operations	income)	gains)	Capital	distributions	of period
Total Return Bond Class A
	11/30/12	$10.14	$0.21	$1.01	$1.22	$0.25	$0.18	$–	$0.43	$10.93
	11/30/13	10.93	0.25	–	0.25	0.28	0.25	–	0.53	10.65
	11/30/14	10.65	0.24	0.15	0.39	0.27	0.13	–	0.40	10.64
	11/30/15	10.64	0.19	(0.28)	(0.09)	0.21	–	–	0.21	10.34
	11/30/16	10.34	0.18	(0.05)	0.13	0.23	–	–	0.23	10.24
Total Return Bond Class C
	11/30/12	10.13	0.17	1.02	1.19	0.23	0.18	–	0.41	10.91
	11/30/13	10.91	0.20	(0.01)	0.19	0.22	0.25	–	0.47	10.63
	11/30/14	10.63	0.18	0.14	0.32	0.21	0.13	–	0.34	10.61
	11/30/15	10.61	0.10	(0.28)	(0.18)	0.12	–	–	0.12	10.31
	11/30/16	10.31	0.10	(0.06)	0.04	0.14	–	–	0.14	10.21
Total Return Bond Class I
	11/30/12	10.14	0.23	1.02	1.25	0.27	0.18	–	0.45	10.94
	11/30/13	10.94	0.29	(0.03)	0.26	0.29	0.25	–	0.54	10.66
	11/30/14	10.66	0.25	0.15	0.40	0.28	0.13	–	0.41	10.65
	11/30/15	10.65	0.20	(0.27)	(0.07)	0.23	–	–	0.23	10.35
	11/30/16	10.35	0.20	(0.05)	0.15	0.25	–	–	0.25	10.25
Total Return Bond Class R3
	11/30/15(A)	10.53	0.18	(0.18)	–	0.19	–	–	0.19	10.34
	11/30/16	10.34	0.18	(0.06)	0.12	0.23	–	–	0.23	10.23
Total Return Bond Class R6
	11/30/15(A)	10.53	0.20	(0.17)	0.03	0.21	–	–	0.21	10.35
	11/30/16	10.35	0.20	(0.06)	0.14	0.25	–	–	0.25	10.24
Unconstrained Bond Class A
	11/30/15(A)	10.00	0.11	(0.23)	(0.12)	0.12	–	–	0.12	9.76
	11/30/16	9.76	0.10	0.08	0.18	0.14	0.02	–	0.16	9.78
Unconstrained Bond Class C
	11/30/15(A)	10.00	0.06	(0.26)	(0.20)	0.08	–	–	0.08	9.72
	11/30/16	9.72	0.04	0.08	0.12	0.07	0.02	–	0.09	9.75
Unconstrained Bond Class I
	11/30/15(A)	10.00	0.13	(0.24)	(0.11)	0.13	–	–	0.13	9.76
	11/30/16	9.76	0.13	0.08	0.21	0.15	0.02	–	0.17	9.80

Per share net investment (income) loss for each Fund is calculated utilizing the average shares method unless otherwise noted.

Amounts designated as “–“ are either zero or represent less than $0.005 or $(0.005).

* Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and a redemption on the last day of the period. Neither an initial sales charge nor a CDSC is reflected in the calculation of total return. Total returns would have been lower in applicable years where the Advisor had not waived a portion of its fee.

** Expense reductions are comprised of the contractual and voluntary expense reimbursements as described in Note (3), if applicable.

+ Annualized.

++ Not Annualized.

(A) Commenced operations December 23, 2014.

(B) Commenced operations January 31, 2014.

117

					Ratios/Supplemental Data
					Ratio of expenses to average				Ratio of net investment
		Net assets at			net assets before		Ratio of net		income (loss) to average net
Total		end of	Ratio of expenses		contractual and voluntary		investment income		assets before contractual and		Portfolio
return		period (000	to average net		expense reimbursements		(loss) to average		voluntary expense		turnover
(%)*		omitted)	assets (%)		(%)**		net assets (%)		reimbursements (%)**		rate (%)

12.34		$111,263	0.94		0.96		2.00		1.98		915
2.33		102,138	0.89		0.95		2.38		2.32		499
3.66		203,871	0.89		0.93		2.25		2.21		432
(0.87)		315,820	0.89		0.94		1.76		1.71		441
1.26		92,331	0.89		1.07		1.79		1.61		240

12.02		29,323	1.35		1.37		1.62		1.60		915
1.79		26,222	1.42		1.48		1.88		1.81		499
3.01		47,015	1.49	@	1.53	@	1.68		1.64		432
(1.69)		42,316	1.70		1.75		0.93		0.88		441
0.40		30,866	1.73		1.73		0.94		0.94		240

12.59		22,792	0.77		0.79		2.20		2.19		915
2.46		61,268	0.73		0.79		2.69		2.63		499
3.79		485,459	0.74		0.78		2.31		2.27		432
(0.70)		472,782	0.69		0.74		1.94		1.89		441
1.40		280,081	0.74		0.74		1.93		1.93		240

0.00	++	596	0.89	+@	2.87	+@	1.86	+	(0.12	)+	441	++
1.16		603	0.89	@	2.91	@	1.77		(0.25)		240

0.26	++	596	0.69	+	2.87	+	2.06	+	(0.12	)+	441	++
1.36		605	0.69		2.90		1.97		(0.24)		240

(1.23	)++	5,008	1.16	+@	1.16	+@	1.19	+	1.19	+	1153	++
1.81		5,131	1.28	@	1.28	@	1.07		1.07		472

(1.99	)++	1,649	1.88	+@	1.88	+@	0.64	+	0.64	+	1153	++
1.24		1,648	1.91	@	1.91	@	0.43		0.43		472

(1.14	)++	18,883	1.00	+	1.00	+	1.35	+	1.35	+	1153	++
2.16		19,716	1.04		1.04		1.30		1.30		472

# Includes the impact of proceeds received and credited to the Funds resulting from class action settlements, which enhanced the performance for the Sentinel Sustainable Core Opportunities Fund Class A by 0.05% and Sentinel Sustainable Core Opportunities Fund Class I by 0.04% for the fiscal year ended November 30, 2015.

^ Includes the impact of special dividends resulting from an acquisition of Covidien plc by Medtronic, Inc. on January 26, 2015 through the formation of a new holding company, Medtronic plc, incorporated in Ireland. These special dividends enhanced the ratios of net investment income for the Sentinel Balanced Fund Class A by 0.86%, Sentinel Balanced Fund Class C by 0.86%, Sentinel Balanced Fund Class I by 0.86%, the Sentinel Common Stock Fund Class A by 1.22%, Sentinel Common Stock Fund Class C by 1.22%, Sentinel Common Stock Fund Class I by 1.22%, Sentinel Common Stock Fund Class R6 by 1.30%, Sentinel Sustainable Core Opportunities Fund Class A by 1.07% and Sentinel Sustainable Core Opportunities Fund Class I by 1.07% for the fiscal year ended November 30, 2015.

@ Includes the impact of the shares owned by NLV Financial Corporation and its affiliates, who do not get charged a distribution fee, which decreases the ratio by 0.20% for the Sentinel Total Return Bond Fund Class C for the fiscal year ended November 30, 2014; 0.30% for the ratio of expenses to average net assets on Sentinel Total Return Bond Fund Class R3, 0.50% for the ratio of expenses to average net assets before contractual and voluntary expense reimbursements on Sentinel Total Return Bond Fund Class R3, 0.20% for the Sentinel Unconstrained Bond Fund Class A, 0.18% for the ratio of expenses to average net assets on Sentinel Unconstrained Bond Fund Class C and 0.92% for the ratio of expenses to average net assets before contractual and voluntary expense reimbursements on Sentinel Unconstrained Bond Fund Class C for the fiscal period from December 23, 2014 to November 30, 2015; 0.30% for the ratio of expenses to average net assets on Sentinel Total Return Bond Fund Class R3, 0.50% for the ratio of expenses to average net assets before contractual and voluntary expense reimbursements on Sentinel Total Return Bond Fund Class R3, 0.20% for the Sentinel Unconstrained Bond Fund Class A, 0.15% for the ratio of expenses to average net assets on Sentinel Unconstrained Bond Fund Class C and 0.88% for the ratio of expenses to average net assets before contractual and voluntary expense reimbursements on Sentinel Unconstrained Bond Fund Class C for the fiscal year ended November 30, 2016.

118

Appendix A –

Merrill Lynch

Effective April 10, 2017, shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI.

Front-end Sales Load Waivers on Class A Shares available at Merrill Lynch

•	Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

•	Shares purchased by or through a 529 Plan

•	Shares purchased through a Merrill Lynch affiliated investment advisory program

•	Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform

•	[Shares of funds purchased through the Merrill Edge Self-Directed platform] (if applicable)

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

•	Shares exchanged from Class C (i.e. level-load) shares of the same fund in the month of or following the 10-year anniversary of the purchase date

•	Employees and registered representatives of Merrill Lynch or its affiliates and their family members

•	Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in the this prospectus

•	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3)redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement)

CDSC Waivers on A, B and C Shares available at Merrill Lynch

•	Death or disability of the shareholder

•	Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus

•	Return of excess contributions from an IRA Account

•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½

•	Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch

119

•	Shares acquired through a right of reinstatement

•                Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to certain fee based accounts or platforms (applicable to A and C shares only)

Front-end load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent

•                Breakpoints as described in this prospectus.

•	Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

•	Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time] (if applicable)

120

To Get More Information

Shareholder Reports

Additional information about the Funds' investments is or will be available in the Funds' annual and semi-annual reports to shareholders. In the Funds' annual report you will find a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year. You may obtain copies of these reports at no cost by calling 1-800-282-FUND (3863).

The Funds will send you one copy of each shareholder report and certain other mailings, regardless of the number of Fund accounts you have. To receive separate shareholder reports for each account at no cost, call 1 800-282-FUND (3863).

Statement of Additional Information

The Funds' Statement of Additional Information contains additional information about the Funds, including a description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio securities, and is incorporated by reference (legally considered to be part of this Prospectus). You may request a free copy by writing the Funds at the address shown below or by calling 1-800-282-FUND (3863).

Please contact your registered representative or the Funds at 1-800-282-FUND (3863) if you have any questions or would like additional information about the Funds.

The Funds' Statement of Additional Information and its annual and semi-annual reports are also available, free of charge, at the Funds' website at www.sentinelinvestments.com or by calling the Funds at 1-800-282-FUND (3863). Information about the Funds (including the Statement of Additional Information) can also be reviewed and copied at the SEC's Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549-0102. Call 1-202-551-8090 for information on the operation of the public reference room. This information is also accessible via the Edgar database on the SEC's internet site at www.sec.gov and copies may be obtained upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-1520.

You should rely only on the information contained in this Prospectus. No one is authorized to provide you with information that is different.

Mail and correspondence should be addressed to:

Sentinel Group Funds, Inc. One National Life Drive Montpelier, VT 05604	Sentinel Group Funds, Inc. c/o Sentinel Investments P.O. Box 55929 Boston, MA 02205-5929

Investment Adviser Sentinel Asset Management, Inc. One National Life Drive Montpelier, VT 05604	Counsel Sidley Austin LLP 787 Seventh Avenue New York, NY 10019

Principal Underwriter Sentinel Financial Services Company One National Life Drive Montpelier, VT 05604	Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP 300 Madison Avenue New York, NY 10017

Transfer and Dividend Disbursing Agent Boston Financial Data Services, Inc. 30 Dan Road Canton, MA 02021-2809	Custodian State Street Bank & Trust Company 801 Pennsylvania Avenue Kansas City, MO 64105

Administrator Sentinel Administrative Services, Inc. One National Life Drive Montpelier, VT 05604 800-282-FUND (3863)

Sentinel Investments in the unifying brand name for Sentinel Financial Services Company, Sentinel Asset Management, Inc. and Sentinel Administrative Services, Inc. Sentinel Funds are distributed by Sentinel Financial Services Company.

Investment Company Act File No. 811- 00214

121

STATEMENT OF ADDITIONAL INFORMATION

March 30, 2017

SENTINEL GROUP FUNDS, INC.

One National Life Drive

Montpelier, Vermont 05604

(800) 282-FUND (3863)

	Class A	Class C	Class S	Class I	Class R3	Class R6
Sentinel Balanced Fund	SEBLX	SBACX		SIBLX
Sentinel Common Stock Fund	SENCX	SCSCX		SICWX		SCRLX
Sentinel Government Securities Fund	SEGSX	SCGGX		SIBWX
Sentinel International Equity Fund	SWRLX	SWFCX		SIIEX
Sentinel Low Duration Bond Fund	SSIGX		SSSGX	SSBDX
Sentinel Multi-Asset Income Fund	SECMX	SMKCX		SCSIX
Sentinel Small Company Fund	SAGWX	SSCOX		SIGWX		SSRRX
Sentinel Sustainable Core Opportunities Fund	MYPVX			CVALX
Sentinel Total Return Bond Fund	SATRX	SCTRX		SITRX	SBRRX	STRRX
Sentinel Unconstrained Bond Fund	SUBAX	SUBCX		SUBIX

Sentinel Group Funds, Inc. (the "Company") is a managed, open-end investment company, which continuously offers its shares to investors. The Company consists of several separate and distinct funds. This Statement of Additional Information pertains to the funds of the Company listed above (referred to hereinafter collectively as the "Funds", and individually as a "Fund"). Each Fund is classified as diversified under the Investment Company Act of 1940, as amended ("the 1940 Act"). The Funds have different investment objectives and risk characteristics.

Sentinel Asset Management, Inc. (the "Adviser") acts as the investment adviser to the Funds. Shares of the Funds are distributed by Sentinel Financial Services Company ("SFSC"). Both the Adviser and SFSC are indirect wholly owned subsidiaries of National Life Holding Company.

This Statement of Additional Information is not a Prospectus and should be read in conjunction with the Prospectus dated March 30, 2017, as supplemented from time to time (the "Prospectus"). The Prospectus, which has been filed with the Securities and Exchange Commission (the "SEC"), can be obtained upon request and without charge by calling 1-800-282-FUND (3863), by visiting www.sentinelinvestments.com or by writing to the Funds at PO Box 55929, Boston, MA 02205-5929. The financial statements of the Funds that are included in the Annual Report of the Funds dated November 30, 2016 ("Annual Report") have been incorporated by reference into this Statement of Additional Information. The Annual Report can be obtained in the same way as the Prospectus. This Statement of Additional Information has been incorporated by reference into the Funds' Prospectus and the Funds' Prospectus is incorporated into this Statement of Additional Information.

THE FUNDS

Originally incorporated in the State of Delaware on December 5, 1933 as Group Securities, Inc., the Company became a Maryland corporation on February 28, 1973. On November 30, 1973, the Company's name was changed to USLIFE Funds, Inc. On September 30, 1976, the Company's name was changed to Sentinel Group Funds, Inc. The Company is registered under the 1940 Act as an open end, investment company, and is comprised of ten investment portfolios, or funds.

On July 1, 2014, the Conservative Strategies Fund changed its name to the Multi-Asset Income Fund.

On October 21, 2014, the Capital Growth and Growth Leaders Funds reorganized into the Common Stock Fund, and soon thereafter, were terminated as a series of the Company.

On December 23, 2014, the Unconstrained Bond Fund was first offered as a new series of the Company.

On March 30, 2016, the Mid Cap Fund reorganized into the Small Company Fund, and the Sustainable Mid Cap Opportunities Fund reorganized into the Sustainable Core Opportunities Fund. Each of the Mid Cap Fund and the Sustainable Mid Cap Opportunities Fund were terminated as a series of the Company following the respective reorganization.

FUNDAMENTAL INVESTMENT POLICIES

With respect to each Fund, fundamental investment policies may not be changed without the approval of a majority of the outstanding shares. A vote of a majority of the outstanding shares for this purpose means the affirmative vote of the lesser of (1) 67% of shares present at a meeting if more than 50% of the outstanding shares of a Fund are present at a meeting in person or by proxy or (2) more than 50% of the outstanding shares of a Fund.

Pursuant to each Fund's fundamental investment policies listed below, the Funds may not, except as permitted by the 1940 Act and the rules and regulations thereunder, or interpretations or exemptive or other relief from the SEC, SEC staff or other authority of competent jurisdiction:

1. borrow money;

2. purchase or sell real estate, except that a Fund may, to the extent permitted by applicable law, purchase, hold and sell securities or other instruments that are directly or indirectly secured by, or linked to, real estate or interests therein, securities of real estate investment trusts, mortgage-related securities and securities of companies that invest in real estate or interests therein, and the Fund may purchase, hold and sell real estate as a result of the ownership of securities or other instruments;

3. underwrite securities of other issuers, except to the extent that the sale of portfolio securities by a Fund may be deemed to be an underwriting;

4. issue senior securities;

5. purchase or sell commodities or commodity contracts;

6. make loans, provided that this limitation does not affect the ability of a Fund to lend securities, to enter into repurchase agreements or to acquire debt obligations, including without limitation, debt securities, loans, loan participations and assignments, and other forms of debt instruments; or

7. concentrate its investments in a particular industry, as the term "concentrate" is used in the 1940 Act.

For purposes of the Funds' fundamental policies, "industry" is based on the Standard & Poor's and Morgan Stanley Capital International's Global Industry Classification Standards ("GICS"). Holdings in pooled investment vehicles, such as exchange-traded funds, or other securities that are not classified by GICS will be classified as the Adviser deems reasonable based on the primary characteristics of the security.

Additional Information Regarding Fundamental Investment Policies

The information provided below is not a part of a Fund's fundamental policies. The information is intended to provide a summary of what is currently required or permitted by the 1940 Act and the rules and regulations thereunder, or by the interpretive guidance related thereto, relating to particular fundamental policies of the Fund.

1

Fundamental Investment Policy #1: The Fund may borrow money to the extent permitted under the 1940 Act. This means that, in general, the Fund may borrow money from banks for any purpose in an amount up to 1/3 of the Fund's total assets. The Fund also may borrow money for temporary purposes in an amount not to exceed 5% of the Fund's total assets. For purposes of this calculation, the Fund's total assets include the amounts being borrowed. Also, under the 1940 Act, the Fund is required to maintain at all times an "asset coverage" of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Fund's total assets (including amounts borrowed), minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Certain trading practices and investments, such as reverse repurchase agreements, may be considered to be a borrowings unless the Fund takes steps to segregate or earmark liquid assets or otherwise cover its obligations. Fundamental Investment Policy #1 will be interpreted to permit the Fund to engage in trading practices and investments that may be considered to be borrowing or to involve leverage to the extent permitted by the 1940 Act and to permit the Fund to segregate or earmark liquid assets or enter into offsetting positions or otherwise cover its obligations using a method permitted by the 1940 Act, the rules and regulations thereunder or orders issued by the SEC. The Fund may take into account interpretations and guidance provided by the SEC staff. Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the policy.

Fundamental Investment Policy #4: The Fund may not issue senior securities to the extent such issuance would violate the 1940 Act. The 1940 Act currently generally defines a "senior security" as any bond, debenture, note, or similar obligation or instrument constituting a security and evidencing indebtedness, and any stock of a class having priority over any other class as to distribution of assets or payment of dividends. With certain exceptions, the 1940 Act prohibits the Fund from issuing senior securities. For example, the Fund may borrow from any bank if it maintains an asset coverage of at least 300% in the aggregate provided that, in the event that such asset coverage falls below 300%, the Fund must, within three days (not including Sundays and holidays), reduce the amount of its borrowings to attain the 300% asset coverage.

Fundamental Investment Policy #5: Subject to the Fund's investment objectives and investment policies (as set forth in the Fund's prospectus and in this statement of additional information), the Fund interprets Fundamental Investment Policy #5 relating to the purchase and sale of commodities or commodities contracts to permit the Fund to purchase, sell or enter into futures contracts and options thereon, commodity-related swap agreements, foreign currency contracts, foreign currency options, hybrid instruments, or any interest rate or securities-related or foreign currency-related hedging instruments, including swap agreements and other derivative instruments, subject to compliance with any applicable provisions of the federal securities or commodities laws, and other commodity-related derivative instruments.

Fundamental Investment Policy #6: The 1940 Act does not prohibit the Fund from making loans (including lending its portfolio securities); however, under current interpretations of the staff of the Securities and Exchange Commission the Fund may not, at any given time, have on loan more than 33-1/3% of its total assets, except through the purchase of debt obligations or the use of repurchase agreements. Collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments (as applicable), as well as delays in the settlement of securities transactions, will not be considered loans.

Fundamental Investment Policy #7: The 1940 Act does not define what constitutes "concentration" in an industry. The staff of the Securities and Exchange Commission has taken the position that the investment of 25% or more of a fund's total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of what constitutes concentration may change in the future. The policy in Fundamental Investment Policy #7 will be interpreted to refer to concentration as that term may be interpreted from time to time. The Fund interprets its policy with respect to concentration in a particular industry to apply to direct investments in the securities of issuers in a particular industry, as defined by the Fund. For purposes of this policy, a foreign government is considered to be an industry. Currency positions are not considered to be an investment in a foreign government for purposes of this policy. Mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities are not subject to the Fund's industry concentration restriction, by virtue of the exclusion from that test available to all U.S. Government securities. Similarly, municipal bonds issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies and authorities are not subject to the Fund's industry concentration restrictions. In the case of privately issued mortgage-related securities, or any asset-backed securities, the Fund takes the position that such securities do not represent interests in any particular "industry" or group of industries. The Fund may invest in certain derivative instruments which, while representing a relatively small amount of the Fund's net assets, provide a greater amount of economic exposure to a particular industry. To the extent that the Fund obtains economic exposure to a particular industry in this manner, it may be subject to similar risks of concentration in that industry as if it had invested in the securities of issuers in that industry directly.

2

For purposes of the Fundamental Investment Policy #7, "industry" is based on the Standard & Poor's and Morgan Stanley Capital International's Global Industry Classification Standards ("GICS"). Holdings in pooled investment vehicles, such as exchange-traded funds, or other securities that are not classified by GICS will be classified as the Adviser deems reasonable based on the primary characteristics of the security.

NON-FUNDAMENTAL INVESTMENT POLICIES

Non-fundamental investment policies are established and may be changed by the Board of Directors of the Company (the "Board of Directors", or the "Board") without shareholder approval. The following are the Funds' non-fundamental investment policies. Each Fund's investment objective (except for the Low Duration Bond, Multi-Asset Income and Small Company Funds), is a non-fundamental policy, and may be changed without shareholder approval by the Fund's Board of Directors upon 30 days' notice to shareholders.

For the Balanced, Government Securities, Low Duration Bond, Multi-Asset Income and Total Return Bond Funds, each Fund may enter into derivatives transactions in order to hedge various risks, including, but not limited to, currency risk, interest rate risk and credit risk, and for other investment purposes, such as replicating permitted investments; provided that, to the extent a Fund invests in derivatives, it will observe the following limitations:

•	It may not enter into a derivative transaction if the effect of such transaction would be to leverage the Fund's portfolio risks.
•	When entering into derivative transactions, it will segregate cash or appropriate liquid securities in an amount equal to its current obligations under swap agreements; when an agreement provides for netting of the payments by the two parties, the Fund will segregate only the amount of its net obligation, if any.
•	When transacting in OTC derivatives involving counterparty risk, it will deal only with counterparties that meet credit guidelines (as determined in the Adviser's sole discretion), and will limit exposure to any counterparty such that the sum of the value of all portfolio securities held by the Fund of which the issuer is the counterparty or an affiliate of the counterparty, plus the exposure to the counterparty in respect of the OTC derivatives does not exceed 5% of the total assets of the Fund.

Each of the Balanced, Low Duration Bond, Multi-Asset Income and Total Return Bond Funds will be subject to the following additional non-fundamental investment policies:

•	It may enter into derivative transactions (e.g., interest rate, foreign exchange, total return, credit and equity) on fixed income and equity indices in order to transfer, or hedge, risk without leveraging risk.
•	It may enter into single name default swaps on fixed-income securities for the purpose of hedging credit risk on securities owned by the Fund. It may also enter into credit default swaps on credit indices where the Fund may or may not own the underlying credit entities. The Fund may not leverage portfolio credit risk through the use of default swaps. In addition, the Fund may enter into futures transactions on indices of equity securities when the Adviser believes such transactions are appropriate hedges with respect to credit risk associated with the non-investment grade portion of the Fund's portfolio.

The Unconstrained Bond Fund may enter into derivatives transactions without limitation, including for investment and/or for hedging purposes. The Fund may use derivative instruments to gain both long and short exposure to fixed-income or other instruments by investing in, among other instruments, derivatives such as futures and options, and other derivatives such as swap agreements, including interest rate swaps, total return swaps, and credit swaps. The Fund's use of derivatives may expose the Fund to leverage risk and may expose the Fund to potential losses that exceed the amount originally invested by the Fund.

For Funds other than the Balanced, Government Securities, Low Duration Bond, Multi-Asset Income, Total Return Bond and Unconstrained Bond Funds, to the extent the Fund invests in derivatives, it will observe the following limitations:

•	It may not hold more than 5% of its total assets in the aggregate in options on individual securities, options on securities indices, and futures contracts.
•	It will buy options on individual securities only to hedge underlying securities that are owned by the Fund, or to close out transactions in options written.
•	It will sell options on individual securities only to generate additional income on securities that are owned by the Fund, or to close out transactions in options purchased.
•	It will sell options on securities indices or futures on securities indices only to hedge portfolio risks, or to close out positions in such index options or futures that had previously been purchased. As such, a Fund shall not sell such index options or futures with aggregate notional amounts in excess of that Fund's exposure to the market or sector covered by such index option or future.
•	It will purchase options on securities indices or futures on securities indices only in anticipation of buying securities related to the index, or to close out positions in such index options or futures that the Fund had previously sold. In purchasing such index options or futures, it must set aside cash or short-term money market investments so as to ensure that the purchase of such index options or futures does not result in leveraging the Fund's portfolio.

3

•	It will enter into interest rate swap transactions and total return swaps on fixed income indices only in circumstances in which there is no leveraging of credit risk in the portfolio, or in which significant diversification or reduction of credit risk results.
•	It will enter into default swaps on fixed-income securities only for the purpose of hedging credit risk on securities owned by the Fund, and will not take on additional credit risk through the use of default swaps.
•	When entering into swap agreements, it will segregate cash or appropriate liquid securities in an amount equal to its obligations under swap agreements; when an agreement provides for netting of the payments by the two parties, the Fund will segregate only the amount of its net obligation, if any.
•	When transacting in OTC derivatives involving counterparty risk, it will deal only with counterparties that meet appropriate credit guidelines, and will limit exposure to any counterparty such that the sum of the value of all portfolio securities held by the Fund of which the issuer is the counterparty or an affiliate of the counterparty, plus the exposure to the counterparty in respect of the OTC options, does not exceed 5% of the total assets of the Fund.

In addition, to comply with Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), at least 50% of each Fund's total assets must be comprised of individual issues, each of which represents no more than 5% of such Fund's total assets and no more than 10% of the issuer's outstanding voting securities. Those issues which represent more than 5% of the Fund's total assets must be limited in the aggregate to 50% of such Fund's total assets, provided, however, that no more than 25% of the Fund's total assets may be invested in any one issuer or in qualified publicly-traded partnerships.

Under the 1940 Act, each of the Funds may invest up to 10% of its total assets in the securities of other investment companies, but may not invest more than 5% of its total assets in the securities of any one investment company or acquire more than 3% of the outstanding securities of any one investment company, unless it does so in reliance on a statutory exemption under the 1940 Act or related rules or SEC staff interpretations. Many ETFs have obtained exemptive relief from the SEC permitting unaffiliated funds (such as the Funds) to invest in such ETF's shares beyond the statutory limits, subject to certain conditions and pursuant to contractual arrangements between the ETFs and the investing fund. The Balanced, Low Duration Bond, Multi-Asset Income, Total Return Bond and Unconstrained Bond Funds may invest in ETFs in reliance on such exemptive orders.

It is a non-fundamental policy of each Fund, other than the Unconstrained Bond Fund, that it may not borrow money, except from banks in an amount up to 5% of the Fund's total assets for temporary or emergency purposes or to meet redemption requests that might otherwise require untimely disposition of securities.

The Balanced Fund:

•	Must invest at least 25% of its assets in bonds;
•	Must invest at least 25% of its assets in common stocks;
•	May not invest more than 20% of its total assets in debt securities that are rated below "investment grade" (or, if not rated, which the Adviser determines possess similar credit characteristics);
•	May not invest more than 25% of its net assets in repurchase agreements; and
•	May invest up to 100% of its assets in cash, commercial paper, high-grade bonds, or cash equivalents for temporary defensive reasons if the Adviser believes that adverse market or other conditions warrant.

The Common Stock Fund:

•	May not change its policy of investing, under normal circumstances, at least 80% of its assets in common stock, unless the Fund provides its shareholders with 60 days' prior written notice of such change;
•	May not invest more than 25% of its net assets in repurchase agreements; and
•	May invest up to 100% of its assets in cash, commercial paper, high-grade bonds, or cash equivalents for temporary defensive reasons if the Adviser believes that adverse market or other conditions warrant.

The Government Securities Fund:

•	May not change its policy of investing, under normal circumstances, at least 80% of its assets in government securities and related derivatives, unless the Fund provides its shareholders with 60 days' prior written notice of such change;
•	May not invest more than 25% of its net assets in repurchase agreements; and
•	May not invest more than 20% of its net assets in high-quality, money-market instruments that are not issued or guaranteed by the U.S. government or its agencies or instrumentalities.

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The International Equity Fund:

•	May not change its policy of investing, under normal circumstances, at least 80% of its assets in equity securities unless the Fund provides its shareholders with 60 days' prior written notice of such change;
•	May not invest more than 40% of its assets in any one country;
•	Must normally be invested in ten or more foreign countries;
•	May not invest more than 25% of its total assets in emerging markets;
•	Must invest at least 75% of its total assets in securities of non-U.S. issuers;
•	May not invest more than 25% of its total assets in companies organized in the United States, and only if they have at least 50% of their assets and/or revenues outside the United States;
•	May not invest in convertible or debt securities rated below Baa by Moody's Investors Service, Inc. or BBB or higher by Standard & Poor's;
•	May not invest more than 25% of its net assets in repurchase agreements; and
•	May invest up to 100% of its assets in cash, commercial paper, high-grade bonds, or cash equivalents for temporary defensive reasons if the Adviser believes that adverse market or other conditions warrant.

The Low Duration Bond Fund:

•	May not change its policy of investing, under normal circumstances, at least 80% of its net assets in fixed income instruments and related derivatives unless the Fund provides its shareholders with 60 days' prior written notice of such change;
•	May not invest more than 25% of its net assets in repurchase agreements; and
•	May invest up to 100% of its assets in cash, commercial paper, high-grade bonds, or cash equivalents for temporary defensive reasons if the Adviser believes that adverse market or other conditions warrant.

The Multi-Asset Income Fund:

•	May invest up to 100% of its total assets in debt securities and other fixed income instruments, including 100% in high yield (below investment-grade) bonds ("junk bonds");
•	May invest up to 100% of its total assets in equity and equity-related securities;
•	May invest up to 70% of its total assets in foreign equity and equity-related securities, including emerging markets;
•	May not invest more than 25% of its net assets in repurchase agreements; and
•	May invest up to 100% of its assets in cash, commercial paper, high-grade bonds, or cash equivalents for temporary defensive reasons if the Fund's investment adviser believes that adverse market or other conditions warrant.

The Small Company Fund:

•	May not change its policy of investing, under normal circumstances, at least 80% of its assets in small companies, unless the Fund provides its shareholders with 60 days' prior written notice of such change;
•	May not invest more than 5% of its total assets in debt securities that are rated below "investment grade" (or, if not rated, which the Adviser determines possess similar credit characteristics);
•	May not invest more than 25% of its net assets in repurchase agreements; and
•	May invest up to 100% of its assets in cash, commercial paper, high-grade bonds, or cash equivalents for temporary defensive reasons if the Adviser believes that adverse market or other conditions warrant.

The Sustainable Core Opportunities Fund:

•	May not invest more than 25% of its net assets in repurchase agreements; and
•	May invest up to 100% of its assets in cash, commercial paper, high grade bonds, or cash equivalents for temporary defensive reasons if the Adviser believes that adverse market or other conditions warrant.

The Total Return Bond Fund:

•	May not change its policy of investing, under normal circumstances, at least 80% of its assets in bonds and related derivatives unless the Fund provides its shareholders with 60 days' prior written notice of such change;
•	May invest up to 50% of its total assets in below investment grade bonds;
•	May not invest more than 25% of its net assets in repurchase agreements;
•	May not make short sales of securities or maintain a short position, except to the extent permitted by the Fund's prospectus and statement of additional information, as amended from time to time, and applicable law; and
•	May invest up to 100% of its assets in cash, commercial paper, high-grade bonds, or cash equivalents for temporary defensive reasons if the Adviser believes that adverse market or other conditions warrant.

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The Unconstrained Bond Fund:

•	May not change its policy of investing, under normal circumstances, at least 80% of its net assets (plus any borrowings made for investment purposes) in U.S. and non-U.S. fixed-income instruments and related derivatives, unless the Fund provides its shareholders with 60 days' prior written notice of such change;
•	May not invest more than 25% of its net assets in repurchase agreements;
•	May not invest more than 15% of its assets in illiquid securities;
•	May not invest more than 70% of its total assets in below investment grade bonds;
•	May not invest more than 20% of its total assets in preferred securities and equity securities; and
•	May invest up to 100% of its assets in cash, commercial paper, high-grade bonds, or cash equivalents for temporary defensive reasons if the Adviser believes that adverse market or other conditions warrant.

For purposes of the Unconstrained Bond Fund's policy of investing, under normal circumstances, at least 80% of its net assets (plus any borrowings made for investment purposes) in U.S. and non-U.S. fixed-income instruments and related derivatives, investments may be represented by forwards or derivatives such as options, futures contracts, or swap agreements.

Fundamental and non-fundamental investment policies are considered at the time that portfolio securities are purchased. If a percentage restriction is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in asset value will not constitute a violation of the restriction.

ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES AND RISKS

Derivatives Transactions.

General. The Balanced and Multi-Asset Income Funds and the fixed-income Funds may (a) purchase and sell exchange traded and over-the-counter ("OTC") put and call options on fixed income securities and indices of fixed income securities, (b) purchase and sell futures contracts on fixed income securities and indices of fixed income and equity securities, and (c) enter into interest rate swaps, total return swaps on fixed income indices, and default swaps.

The Balanced, Common Stock, International Equity, Multi-Asset Income, Small Company, and Sustainable Core Opportunities Funds may purchase and sell (a) exchange traded and OTC put and call options on equity securities and indices of equity securities, (b) futures contracts on indices of equity securities, and (c) other securities that replicate the performance of specific "baskets" of stocks.

Each of these Funds may utilize options and futures contracts to manage exposure to changing interest rates, currency exchange rates and/or security prices. Some options and futures strategies, including selling futures contracts and buying puts, tend to hedge a Fund's investments against price fluctuations. Other strategies, including buying futures contracts, writing puts and calls, and buying calls, tend to increase market exposure. Derivatives may also be used by a Fund to replicate permitted investments.

The Unconstrained Bond Fund may enter into derivatives transactions without limitation, including for investment and/or for hedging purposes. The Fund may use derivative instruments to gain both long and short exposure to fixed-income or other instruments by investing in, among other instruments, derivatives such as futures and options, and other derivatives such as swap agreements, including interest rate swaps, total return swaps, and credit swaps. The Fund's use of derivative may also include, for example, the purchase and sales of exchange traded and over-the-counter ("OTC") put and call options on fixed income securities and indices of fixed income securities, the purchase and sale of futures contracts on fixed income securities and indices of fixed income and equity securities, and entering into forward contracts. The Fund's use of derivatives may expose the Fund to leverage risk and may expose the Fund to potential losses that exceed the amount originally invested by the Fund. To the extent the Fund enters into derivatives transactions, it will comply with guidelines established by the SEC with respect to coverage for these instruments, and any applicable rules of the CFTC. Please see "Commodity Pool Operator and Limitations on the Use of Futures, Options on Futures and Swaps" and "Asset Segregation and Coverage", below.

The use of options and futures is a highly specialized activity which involves investment strategies and risks different from those associated with ordinary portfolio securities transactions, and there can be no guarantee that their use will increase a Fund's return. While the use of these instruments by a Fund may reduce certain risks associated with owning its portfolio securities, these techniques themselves entail certain other risks. If the Adviser applies a strategy at an inappropriate time or judges market conditions or trends incorrectly, options and futures strategies may lower a Fund's return. Certain strategies limit a Fund's possibilities to realize gains as well as limiting its exposure to losses. A Fund could also experience losses if the prices of its options and futures positions were poorly correlated with its other investments, or if it could not close out its positions because of an illiquid secondary market. In addition, a Fund will incur transaction costs, including trading commissions and option premiums, in connection with its futures and options transactions and these transactions could significantly increase the Fund's portfolio turnover rate.

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Except for the Balanced, Government Securities, Low Duration Bond, Multi-Asset Income, Total Return Bond and Unconstrained Bond Funds (also referred to as the "fixed income and allocation Funds"), no Fund may purchase or sell derivative instruments if, as a result, the aggregate initial margin and options premiums required to establish these positions exceed 5% of the total assets of such Fund. The options premiums required to establish the put and call options on individual securities and on securities indices that are discussed below are not subject to this 5% limitation.

Purchasing Put Options. By purchasing a put option, a Fund obtains the right (but not the obligation) to sell the instrument underlying the option at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indices of securities, and indices of securities prices. A Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. A Fund may also close out a put option position by entering into an offsetting transaction, if a liquid market exists. If the option is allowed to expire, the Fund will lose the entire premium it paid. If a Fund exercises a put option on a security, it will sell the instrument underlying the option at the strike price. If a Fund exercises an option on an index, settlement is in cash and does not involve the actual sale of securities. If an option is American Style, it may be exercised on any day up to its expiration date. A European Style option may be exercised only on its expiration date.

The buyer of a typical put option can expect to realize a gain if the price of the underlying instrument falls substantially. However, if the price of the instrument underlying the option does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

The Funds may purchase put options, but will not sell, or write, put options on individual securities, except to close out put options previously purchased.

Selling (Writing) Call Options. The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the instrument underlying the option at the option's strike price. A call buyer typically attempts to participate in potential price increases of the instrument underlying the option with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if the underlying security price does not rise sufficiently to offset the cost of the option. The Funds will not purchase call options on individual securities, except to close out call options previously sold, but may sell, or write, call options on individual securities.

Writing a call option obligates a Fund to sell or deliver the option's underlying instrument in return for the strike price upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium a call writer offsets part of the effect of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

The writer of an exchange traded put or call option on a security, an index of securities or a futures contract is required to deposit cash or securities or a letter of credit as margin and to make mark-to-market payments of variation margin as the position becomes unprofitable.

Options on Indices. Each Fund that is permitted to enter into options transactions may purchase and sell (write) put and call options on any securities index based on securities in which the Fund may invest. Options on securities indices are similar to options on securities, except that the exercise of securities index options is settled by cash payment and does not involve the actual purchase or sale of securities. In addition, these options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. A Fund, in purchasing or selling index options, is subject to the risk that the value of its portfolio securities may not change as much as an index because the Fund's investments generally will not match the composition of an index.

For a number of reasons, a liquid market may not exist and thus a Fund may not be able to close out an option position that it has previously entered into. When a Fund purchases an OTC option, it will be relying on its counterparty to perform its obligations, and a Fund may incur additional losses if the counterparty is unable to perform.

Futures Contracts. When a Fund purchases a futures contract, it agrees to purchase a specified quantity of an underlying instrument at a specified future date or to make a cash payment based on the value of a securities index. When a Fund sells a futures contract, it agrees to sell a specified quantity of the underlying instrument at a specified future date or to receive a cash payment based on the value of a securities index. The price at which the purchase and sale will take place is fixed when a Fund enters into the contract. Futures can be held until their delivery dates or the position can be (and normally is) closed out before then. There is no assurance, however, that a liquid market will exist when a Fund wishes to close out a particular position.

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When a Fund purchases a futures contract, the value of the futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a Fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a Fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the value of the underlying instrument. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument has been sold.

The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, when a Fund buys or sells a futures contract it will be required to deposit "initial margin" with its custodian in a segregated account in the name of its futures broker, known as a futures commission merchant ("FCM"). Initial margin deposits are typically equal to a small percentage of the contract's value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments equal to the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. A Fund may be obligated to make payments of variation margin at a time when it is disadvantageous to do so. Furthermore, it may not always be possible for a Fund to close out its futures positions. Until it closes out a futures position, a Fund will be obligated to continue to pay variation margin. Initial and variation margin payments do not constitute purchasing on margin for purposes of the Fund's investment restrictions. In the event of the bankruptcy of an FCM that holds margin on behalf of a Fund, the Fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the Fund.

Each Fund will segregate liquid assets in connection with its use of options and futures to the extent required by the staff of the SEC. Securities held in a segregated account cannot be sold while the futures contract or option is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of a Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

Correlation of Price Changes. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized options and futures contracts available will not match a Fund's current or anticipated investments exactly. A Fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of the Fund's other investments.

Options and futures contracts prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund's investments well. Options and futures contracts prices are affected by such factors as current and anticipated short term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation also may result from differing levels of demand in the options and futures markets and the securities markets, structural differences in how options and futures and securities are traded, or imposition of daily price fluctuation limits or trading halts. A Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a Fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

Liquidity of Options and Futures Contracts. There is no assurance a liquid market will exist for any particular options or futures contract at any particular time, even if the contract is traded on an exchange. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts and may halt trading if a contract's price moves up or down more than the limit on a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for a Fund to enter into new positions or close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and could potentially require a Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a Fund's access to other assets held to cover its options or futures positions also could be impaired.

Swaps. Swaps are privately negotiated over-the-counter derivative products in which two parties agree to exchange payment streams calculated in relation to a rate, index, instrument or certain securities and a particular "notional amount". Swaps may involve an interest rate (fixed or floating), a commodity price index, or a security, securities index or a combination thereof. A great deal of flexibility is possible in the way the products may be structured, with the effect being that the parties may have exchanged amounts equal to the return on one rate, index or group of securities for another. For example, in a simple fixed-to-floating interest rate swap, one party makes payments equivalent to a fixed interest rate, and the other make payments equivalent to a specified interest rate index. A fixed-income Fund may engage in simple or more complex swap transactions involving a wide variety of underlying instruments or rates.

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Swaps are credit-intensive products. A Fund that enters into a swap transaction bears the risk of default (i.e., nonpayment) by the other party to the swap. The internal limitation below which deals with counterparty risk is intended to reduce this risk to the extent reasonably practicable, but it cannot eliminate entirely the risk that a counterparty to a swap, or another OTC derivative, will default. Consistent with current market practices, a Fund will generally enter into swap transactions on a net basis, and all swap transactions with the same party will be documented under a single master agreement to provide for a net payment upon default. In addition, a Fund's obligations under an agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued, but unpaid, net amounts owed to the other party to a master agreement will be covered by the maintenance of a segregated account consisting of cash or liquid securities.

Interest rate and total return swaps generally do not involve the delivery of securities, other underlying assets, or principal. In such case, if the other party to an interest rate or total return swap defaults, a Fund's risk of loss will consist of the payments that a Fund is contractually entitled to receive from the other party. If there is a default by the other party, a Fund may have contractual remedies under the agreements related to the transaction. A credit default swap involves a protection buyer and a protection seller. The Fund may be either a protection buyer or seller. The protection buyer makes periodic premium payments to the protection seller during the swap term in exchange for the protection seller agreeing to make certain defined payments to the protection buyer in the event certain defined credit events occur with respect to a particular security, issuer or basket of securities.

Position Limits. Futures exchanges can limit the number of futures and options on futures contracts that can be held or controlled by an entity. If an adequate exemption cannot be obtained, a Fund may be required to reduce the size of its futures and options positions or may not be able to trade a certain futures or options contract in order to avoid exceeding such limits.

Commodity Pool Operator and Limitations on the Use of Futures, Options on Futures and Swaps. Each Fund has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act ("CEA") pursuant to Rule 4.5 under the CEA (the "exclusion") promulgated by the Commodity Futures Trading Commission ("CFTC"). Accordingly, neither the Funds nor the Adviser (with respect to any Fund) are subject to registration or regulation as a "commodity pool operator" under the CEA. To remain eligible for the exclusion, each Fund will be limited in its ability to use certain financial instruments regulated under the CEA ("commodity interests"), including futures, options on futures and CFTC-regulated swaps transactions (including commodity options and options on such swaps transactions). Put and call options on individual securities and securities indices are not regulated by the CFTC as commodity interests and are therefore not subject to such limitation. Each Fund currently limits its direct investments in futures, options on futures and CFTC-regulated swaps to the extent necessary for the Adviser and the Fund to continue to claim the exclusion. None of the Funds is intended as a vehicle for trading in the futures, commodity options or CFTC-regulated swaps markets and does not market itself as a commodity pool. Under Rule 4.5 as currently in effect, in order to claim the exclusion, each Fund must limit its trading activity in futures, options on futures and CFTC-regulated swaps (excluding activity for "bona fide hedging purposes," as defined by the CFTC) such that it meets one of the following tests:

• Aggregate initial margin and premiums required to establish its futures, options on futures and swap positions do not exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and losses on such positions; or

• Aggregate net notional value of its futures, options on futures and swap positions does not exceed 100% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and losses on such positions.

The Unconstrained Bond Fund may enter into derivatives transactions that involve leverage. In the event this or any Fund's investments in commodity interests require the Adviser to register with the CFTC as a commodity pool operator with respect to that Fund, the Fund's expenses may increase, adversely affecting the Fund's return.

Asset Segregation and Coverage. Transactions in certain derivative instruments may expose a Fund to an obligation to another party. Each Fund will comply with guidelines established by the SEC with respect to coverage for these instruments and, if the guidelines so require, will segregate on its books cash or liquid assets in the amount prescribed. The amounts that are segregated or designated may be based on the notional value of the derivative or on the daily mark-to-market obligation under the derivatives contract and may be reduced by amounts on deposit with the applicable broker or counterparty to the derivatives transactions. By setting aside assets equal only to its net obligations, a Fund will have the ability to engage to a greater extent in transactions in derivatives, which may increase the risks associated with such investments. In certain cases, a Fund may enter into an offsetting position rather than segregating or designating liquid assets. A Fund may cover such transactions using other methods currently or in the future permitted under the 1940 Act, the rules and regulations thereunder, or orders issued by the SEC thereunder. For these purposes, interpretations and guidance provided by the SEC staff may be taken into account when deemed appropriate by the Fund. As a result of a Fund's asset segregation policies, there is a possibility that segregation of a large percentage of the Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations. A Fund may modify its asset segregation policies from time to time.

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Additional Risk Factors of OTC Transactions. Derivatives traded in OTC markets, including swaps and OTC options, involve substantial liquidity risk. The absence of liquidity may make it difficult or impossible for the Fund to sell such instruments promptly at an acceptable price. The absence of liquidity may also make it more difficult for the Fund to ascertain a market value for such instruments. Because derivatives traded in OTC markets are not guaranteed by an exchange or clearing corporation and generally do not require payment of margin, to the extent that the Fund has unrealized gains in such instruments or has deposited collateral with its counterparty, the Fund is at risk that its counterparty will become bankrupt or otherwise fail to honor its obligations.

Tax Risks of Derivatives. Certain aspects of the tax treatment of derivative instruments, including swap agreements and commodity-linked derivative instruments, are currently unclear and may be affected by changes in legislation, regulations or other legally binding authority that could affect the character, timing and amount of a Fund's taxable income or gains and distributions.

OTC Derivatives Legislation. On July 21, 2010, President Obama signed into law the Dodd -Frank Wall Street Reform and Consumer Protection Act ( "Dodd-Frank"). Dodd-Frank includes provisions that comprehensively regulate OTC derivatives markets for the first time.

Dodd-Frank requires that a substantial portion of OTC derivatives must be executed in regulated markets and submitted for clearing to regulated clearinghouses. OTC trades submitted for clearing will be subject to minimum initial and variation margin requirements set by the relevant clearinghouse, as well as margin requirements mandated by the CFTC, SEC and/or prudential regulators. The regulators also have recently proposed imposing margin requirements on non-cleared OTC derivatives. OTC derivatives dealers will be subject to clearing and margin requirements notwithstanding whether the Fund is subject to such requirements. OTC derivatives dealers will be required to post margin to the clearinghouses through which they clear their customers' trades instead of using such margin in their operations, as was widely permitted before Dodd-Frank. OTC derivatives dealers will also be subject to new business conduct standards, disclosure requirements, reporting and recordkeeping requirements, transparency requirements, position limits, limitations on conflicts of interest, and other regulatory burdens. These new requirements will further increase the dealers' costs, which costs are expected to be passed through to other market participants, such as the Fund, in the form of higher fees and new clearing account maintenance fees.

The SEC and CFTC also now requires certain OTC derivatives transactions that were previously transacted on a bilateral basis to be executed through a regulated futures or swap exchange or swap execution facility. Certain CFTC-regulated derivatives trades are now subject to these requirements. The SEC is also expected to impose similar requirements on certain security-based derivatives in the near future, although it is not clear when these parallel SEC requirements will go into effect. Such requirements may make it more difficult and costly for investment funds, including the Funds, to enter into highly tailored or customized transactions.

With respect to cleared OTC derivatives, a Fund will not face a clearinghouse directly but instead will trade through an OTC derivatives dealer that is registered with the CFTC or SEC to act as a clearing member. A Fund may face the inherent risk of the failure by another clearing member customer to meet its obligations to the clearing member. Such scenarios could arise due to a default by the clearing member on its obligations to the clearing house, triggered by a customer's failure to meet its obligations to the clearing member. If a Fund decides to become a direct member of one or more of these one or more of these exchanges or facilities, the Fund would be subject to all of their rules, which would bring additional risks, liabilities and potential regulatory requirements.

The overall impact of Dodd-Frank on the Funds is highly uncertain and it is unclear how the OTC derivatives markets will adapt to this new regulatory regime, along with additional, sometimes overlapping, regulatory requirements imposed by non-U.S. regulators.

Exchange-Traded Funds. Exchange-traded funds ("ETFs") represent publicly traded shares of ownership in open-end funds or unit investment trusts ("UITs"), that hold portfolios of securities that closely track the performance and dividend yield of specific domestic or foreign market indices. An index-based ETF seeks to track the performance of a particular index by holding in its portfolio either the contents of the index or a representative sample of the securities in the index. Unlike typical open-end mutual funds or UITs, ETFs do not sell or redeem their individual shares at net asset value ("NAV"). Instead, ETFs sell and redeem their shares at NAV only in large blocks (such as 50,000 shares). In addition, national securities exchanges list ETF shares for trading, which allows investors to purchase and sell individual ETF shares among themselves at market prices throughout the day. ETFs therefore possess characteristics of traditional open-end mutual funds and UITs, which issue redeemable shares, and of closed-end funds, which generally issue shares that trade at negotiated prices on national securities exchanges and are not redeemable. Owning an ETF generally reflects the risks of owning the underlying securities it is designed to track. ETFs typically trade on a securities exchange and their shares may, at times, trade at a premium or discount to their net asset values. In addition, an ETF may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting or number of instruments held by the ETF. Investing in ETFs, which are investment companies, may involve duplication of advisory fees and certain other expenses. A Fund will incur brokerage costs when purchasing and selling shares of ETFs.

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Foreign Currency Transactions. The value of the assets of the portion of a Fund invested in foreign securities, as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and these Funds may incur costs in connection with conversions between various currencies.

The Funds will conduct their foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through the use of forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract involves an obligation by a Fund to purchase or sell a specific amount of currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirements, and no commissions are charged at any stage for trades. Neither type of foreign currency transaction will eliminate fluctuations in the prices of the Funds' portfolio securities or prevent loss if the prices of such securities should decline.

The Multi-Asset Income, International Equity, Low Duration Bond and Total Return Bond Funds may enter into forward foreign currency exchange contracts only under two circumstances. First, when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. The Fund will then enter into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying securities transactions; in this manner the Fund will be better able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the securities are purchased or sold and the date on which payment is made or received.

Forward foreign currency exchange contracts do not eliminate fluctuations in the value of non-U.S. securities but rather allow the Fund to establish a fixed rate of exchange for a future point in time. Use of these contracts can have the effect of reducing returns and minimizing opportunities for gain.

In addition, a Fund may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of the Fund's securities denominated in such foreign currency if the Adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar. The precise matching of the forward contract amounts and the value of the securities involved generally will not be possible since the future value of those securities may change between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. The Adviser does not intend to enter into such forward contracts under this second circumstance on a regular or continuous basis. The Funds will not enter into such forward contracts or maintain a net exposure to such contracts when the consummation of the contracts would obligate the Funds to deliver an amount of foreign currency in excess of the value of the Funds' securities or other assets denominated in that currency. The Adviser believes that it is important to have the flexibility to enter into such forward contracts when it determines that to do so is in the best interest of the Funds. The Funds' custodian bank segregates cash or equity or debt securities in an amount not less than the value of the Funds' total assets committed to forward foreign currency exchange contracts entered into under the second circumstance. If the value of the securities segregated declines, additional cash or securities are added so that the segregated amount is not less than the amount of the Funds' commitments with respect to such contracts. Under normal circumstances, the Funds expect that any appreciation (depreciation) on such forward exchange contracts will be offset approximately by the (depreciation) appreciation in translation of the underlying foreign investment arising from fluctuations in foreign currency exchange rates.

The Funds will experience the unrealized appreciation or depreciation from the fluctuation in a foreign currency forward contract as an increase or decrease in the Funds' net assets on a daily basis, thereby providing an appropriate measure of the Funds' financial position and changes in financial position.

Foreign Securities. Foreign securities are typically subject to different taxation, regulation, trading volume and currency controls, than U.S. securities. They also may be subject to the possibility of expropriation and a lack of uniform accounting and reporting standards. While there may be investment opportunities in foreign securities, there also may be investment risks not usually associated with U.S. securities.

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Foreign securities investments may be affected by changes in currency rates or exchange control regulations, changes in governmental administration or economic or monetary policy (in the United States and abroad) or changed circumstances in dealings between nations. Dividends paid by foreign issuers may be subject to withholding and other foreign taxes that may decrease the net return on these investments as compared to dividends paid to the Fund by U.S. issuers. There may be less publicly available information about foreign issuers than about U.S. issuers, and foreign issuers are not subject to uniform accounting, auditing and financial reporting standards and requirements comparable to those of domestic issuers. Securities of some foreign issuers are less liquid and more volatile than securities of comparable domestic issuers and foreign brokerage commissions are generally higher than commissions in the United States. Foreign securities markets may also be less liquid, more volatile and subject to less government supervision than those in the United States. Investments in foreign countries could be affected by other factors not present in the United States, including expropriation, confiscatory taxation and potential difficulties in enforcing contractual obligations. Securities purchased on foreign exchanges may be held in custody by a foreign bank or a foreign branch of a domestic bank.

American Depositary Receipts (ADRs) and American Depositary Shares (ADSs) are traded in U.S. securities markets and represent the securities of foreign issuers. While ADRs and ADSs may not necessarily be denominated in the same currency as the foreign securities they represent, many of the risks associated with foreign securities may also apply to ADRs and ADSs.

The investments the Funds may make in Taiwanese companies are subject to the risks of the continuing hostility between China and Taiwan. In addition, Taiwan's growth has to a significant degree been export-driven with the U.S. as a key market. Therefore, Taiwan is affected by changes in the economies of the U.S. and other primary trading partners and by competing export-driven Asian economies. Also, Taiwan, as an island, has very limited natural resources, resulting in dependence on foreign sources particularly for energy.

The Korean government has historically imposed significant restrictions and controls on foreign investors. Under the current regulations, foreign investors are allowed to invest in almost all shares listed on the Korean Stock Exchange. From time to time, many of the securities trade among non-Korean residents at a premium over the market price. Foreign investors may effect transactions with other foreign investors off the exchange in the shares of companies that have reached the maximum aggregate foreign ownership limit through a securities company in Korea. These transactions typically occur at a premium over prices on the exchange. Investment in Korean companies subjects the Multi-Asset Income and International Equity Funds to the risks of political, economic or social instability in Korea, and to changes in Korean law or regulations. In addition, there is the possibility of the imposition of currency-exchange controls, foreign withholding tax on the interest income payable on such instruments, foreign controls, seizure or nationalization of foreign deposits or assets, or the adoption of other government restrictions. Korea is also subject to political instability and/or military conflict. The Funds are not expected to be subject to any Korean income taxes other than Korean withholding taxes. However, there may be changes in the treaty provisions, which may cause significant additional withholding or other taxes to apply to the Funds.

Foreign investment in the securities of issuers in India is usually restricted or controlled to some degree. In India, "Foreign Institutional Investors" ("FIIs") may predominately invest in exchange-traded securities (and securities to be listed, or those approved on the over-the-counter exchange of India) subject to certain conditions. FIIs have to apply for registration to the Securities and Exchange Board of India and to the Reserve Bank of India for permission to trade in Indian securities. The International Equity Fund and the Multi-Asset Income Fund have registered to trade in India. FIIs are required to observe certain investment restrictions, including ownership ceilings on the total issued share capital of any one company. Under normal circumstances, income, gains and initial capital with respect to such investments are freely repatriatable, subject to payment of applicable Indian taxes. However, there can be no assurance that the Indian government in the future, whether for purposes of managing its balance of payments or for other reasons, will not impose restrictions on foreign capital remittances abroad or otherwise modify the exchange control regime applicable to FIIs in a way that may adversely affect the ability of the Funds to repatriate their income and capital.

The Multi-Asset Income and certain of the equity Funds may invest in the stock of "passive foreign investment companies" ("PFICs") in accordance with their investment objectives, policies and restrictions. A PFIC is a foreign corporation that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, the Fund may be subject to federal income tax on any "excess distribution" (which is made up of a defined portion of distributions to shareholders of the PFIC and any gain on their disposition of the PFIC stock), plus interest thereon, even if the Fund distributes such income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders. If the Fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund" ("QEF"), then in lieu of the foregoing tax and interest charge, the Fund will be required to include in income each year its pro rata share of the QEF's annual ordinary earnings and net capital gain (the excess of net long-term capital gain over net short-term capital loss) — which probably would have to be distributed to its shareholders to satisfy the Fund's Distribution Requirement and avoid imposition of the Excise Tax — even if those earnings and gain were not received by the Fund. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof. Finally, neither of the foregoing will apply if the Fund elects to mark-to-market the gains of the PFIC annually. In such a case, these gains will be treated as ordinary income.

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Illiquid and Restricted Securities.

All of the Funds may invest in illiquid securities. According to current guidance from the staff of the SEC, a Fund may not invest more than 15% of its net assets in illiquid securities. Securities held by a Fund that are not deemed to be illiquid at the time of purchase may become illiquid. In addition, the small- and mid-capitalization companies in which the Multi-Asset Income and Small Company Funds, invest and the municipal securities in which the fixed income and allocation Funds invest may become illiquid. The SEC has stated that although the ultimate responsibility for liquidity determinations rests with a fund's board of directors, the board may delegate the day-to-day function of determining liquidity to the investment adviser provided the board retains sufficient oversight. The Board has adopted policies and procedures for the purpose of determining whether Rule 144A securities and corporate loans are liquid or illiquid. The policies and procedures give guidelines for the Adviser to make the above mentioned determinations on an ongoing basis. In making these determinations, consideration is given to, among other things, the frequency of trades and quotes for the investment, the number of dealers willing to sell the investment and the number of potential purchasers, dealer undertakings to make a market in the investment, the nature of the investment, the time needed to dispose of the investment, the method of soliciting offers, and the mechanics of transfer. The Board reviews quarterly purchases and sales of Rule 144A securities and corporate loans.

To the extent that liquid Rule 144A securities or other securities, or corporate or bank loans in which the Funds invest become illiquid, due to the lack of sufficient qualified institutional buyers or market or other conditions, the Adviser, under the supervision of the Board, will consider appropriate measures to enable the Fund to maintain sufficient liquidity for operating purposes and to meet redemption requests. If institutional trading in restricted securities were to decline to limited levels, the liquidity of these Funds could be adversely affected. If an investment becomes illiquid, the affected Fund's Adviser will determine the best course of action to permit the Fund to realize maximum value, which could include, among other possibilities, continuing to hold or seeking a private sale.

All of the Funds may invest in restricted securities. Restricted securities are those that cannot be sold to the public without registration under the Securities Act of 1933 (the "Securities Act") or the availability of an exemption from registration (such as Rules 144 or 144A), or are subject to legal or contractual restrictions on resale.

Inflation-Linked Securities. The fixed income and allocation Funds may invest in inflation-linked securities. Inflation linked securities are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the Consumer Price Index ("CPI") accruals as part of a semiannual coupon. Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semiannual basis, equal to a fixed percentage of the inflation-adjusted principal amount. If the periodic adjustment rate measuring inflation falls, the principal value of the inflation-focused bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. The Funds also may invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal. The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation linked bonds. While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond's inflation measure. The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers ("CPI-U"), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government generally are adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the U.S. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

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Initial Public Offerings. From time to time, the Adviser may invest for a client, including the Funds, in securities being offered in an initial or secondary public offering ("IPO"), if the Adviser believes the investment is appropriate and desirable for that client. In making this judgment, the Adviser may consider, among other things, the client's investment objectives, restrictions and tax circumstances; the client's tolerance for risk and high portfolio turnover; the nature, size and investment merits of the IPO; the size of the client's account, cash availability, other holdings, asset allocation and other current or expected competing investment opportunities that may be available for the account; if the Adviser contemplates holding the investment for the client's account, as opposed to immediately selling it, whether a meaningful position in the IPO securities could be obtained for the account; and expected transaction, custodial and other costs to the client in making the investment. The Adviser also may consider the number and nature of the account's past participation in IPOs and any indicators of the client's contribution to the availability of the particular investment opportunity or IPO investment opportunities generally, including the amount of brokerage commissions and underwriter compensation generated by the client account. After weighing these and other relevant factors, the Adviser may decide to invest in a particular IPO for some but not all clients, or for no clients. IPO investments made may be in amounts that are not equal or proportionate to the participating account's asset size. The Adviser may make different investment decisions for different clients about the same IPO.

A Fund or other client's access to profitable IPOs may be limited. Investing in IPOs is risky, and the prices of stocks purchased in IPOs tend to fluctuate more widely than stocks of more established companies. In addition, when a Fund or other client account is small, profitable IPOs may greatly increase the Fund or account's total return, but the same level of performance is not likely to be achieved when an account grows larger.

"Hot issues" are IPOs that trade at a premium when secondary market trading begins. Typically, the demand for "hot issues" exceeds the supply, and the amount of any "hot issue" IPO made available to an investment manager like the Adviser is usually limited. In addition, IPO underwriters tend to offer "hot issues" on a priority basis to investors that have invested or are likely to invest in other offerings underwritten by the same firm or that have executed a significant volume of trades through the firm.

Lower-Quality Securities. The Multi-Asset Income Fund may invest up to 100% of its assets, the fixed income portion of the Balanced Fund may invest up to 20% of its total assets, the Total Return Bond Fund may invest up to 50% of its total assets and the Unconstrained Bond Fund may invest up to 70% of its total net assets in debt securities which are rated below "investment grade", i.e., lower than "Baa" by Moody's Investors Service, Inc. ("Moody's") or lower than "BBB" by Standard & Poor's Ratings Services ("Standard & Poor's") or which are unrated and, in the case of the Balanced, Total Return Bond and Unconstrained Bond Funds, in the Adviser's judgment, possess similar credit characteristics to below investment grade securities. Under normal market conditions, the Low Duration Bond Fund expects to invest no more than 50% of its total assets in below investment-grade debt securities. Below investment-grade debt securities are sometimes called "junk bonds". See Appendix A - "Bond Ratings" for additional information regarding ratings of debt securities. The Adviser considers the ratings assigned by Standard & Poor's or Moody's as one of several factors in its independent credit analysis of issuers. Such securities are considered by Standard & Poor's and Moody's to have varying degrees of speculative characteristics. Consequently, although securities rated below investment grade can be expected to provide higher yields, such securities may be subject to greater market price fluctuations and risk of loss of principal than lower yielding, higher rated debt securities. For the Balanced Fund, investments in such securities will be made only when, in the judgment of the Adviser, such securities provide attractive total return potential relative to the risk of such securities, as compared to higher quality debt securities.

Mortgage-Backed Securities. Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and collateralized mortgage obligations. Such securities may be issued or guaranteed by U.S. government agencies or instrumentalities, such as the Federal Home Loan Mortgage Corporation, Government National Mortgage Association and the Federal National Mortgage Association, or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers, insurance companies and special purpose entities (collectively, "private lenders"). Mortgage-backed securities issued by private lenders may be supported by pools of mortgage loans or other mortgage-backed securities which are typically issued without any governmental guarantee of the underlying mortgage assets but with some form of non-governmental credit enhancement.

The rate of principal payment on mortgage-backed securities generally depends on the rate of principal payments received on the underlying assets that in turn, may be affected by a variety of economic and other factors. As a result, the yield on any mortgage-backed security is difficult to predict with precision and actual yield to maturity may be more or less than the anticipated yield to maturity. The yield characteristics of mortgage-backed securities differ from those of traditional debt securities. Among the principal differences are that interest and principal payments are made more frequently on mortgage-backed securities, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if the Fund purchases these securities at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing the yield to maturity. Conversely, if the Fund purchases these securities at a discount, a prepayment rate that is faster than expected will increase yield to maturity, while a prepayment rate that is slower than expected will reduce yield to maturity. Amounts available for reinvestment by the Fund are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates than during a period of rising interest rates. Accelerated prepayments on securities purchased by the Fund at a premium also impose a risk of loss of principal because the premium may not have been fully amortized at the time the principal is prepaid in full. The market for privately issued mortgage-backed securities is smaller and less liquid than the market for government-sponsored mortgage-backed securities.

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Mortgage-backed securities may be issued in either a single class or in multiple classes, which are commonly referred to as a CMO. Multiple classes may permit the issuance of securities with payment terms, interest rates, or other characteristics differing both from those of each other and from those of the underlying assets. Examples include so-called "strips" (mortgage-backed securities entitling the holder to disproportionate interests with respect to the allocation of interest and principal of the assets backing the security), and securities with class or classes having characteristics that mimic the characteristics of non-mortgage-backed securities, such as floating interest rates (i.e., interest rates which adjust as a specified benchmark changes) or scheduled amortization of principal.

The Balanced, Government Securities, Low Duration Bond, Total Return Bond and Unconstrained Bond Funds may transact in TBA swaps. Mortgage-backed securities are generally traded on a "to-be-announced", or TBA, basis. In a TBA trade, the seller of the mortgage-backed security agrees on a sale price, but does not specify which particular securities will be delivered to the buyer on settlement day. Instead, only a few basic characteristics of the securities are agreed upon, such as the coupon rate and the face value. A TBA swap is a standard market transaction involving an agreement to purchase one agency mortgage-backed security and a simultaneous agreement to sell a different agency mortgage-backed security. Sales of TBA securities, including those that the Fund does not own, may be used by the Fund's portfolio managers to more efficiently maneuver around the mortgage-backed security market, hedge overall mortgage risk and adjust exposure to certain securities without having to restructure cash and duration profiles.

Z-tranches (or Z bonds), also known as Accretion-Directed Bonds or Accrual Bonds, are classes of CMOs that pay no interest for an extended period of time. In lieu of monthly interest payments, a Z-tranche is credited the monthly "accrued interest" in the form of accreted principal value or negative amortization. During the accrual period, the principal amount outstanding of the Z-tranche increases at a fixed compounding interest rate eliminating reinvestment risk should interest rates decline. Z-tranches are typically structured to be the last cash-flow tranche of a CMO structure possessing average life of 18 to 22 years, although some may be structured to carry intermediate average lives. After the earlier tranches of the CMO structure have been retired, the Z-tranche starts to receive cash payments that include both principal and interest on a monthly basis. Z-bonds are generally considered long-duration assets whose prices can fluctuate significantly with changes in interest rates.

The mortgage market in the United States recently has experienced difficulties that may adversely affect the performance and market value of certain of a Fund's mortgage-related investments. Delinquencies and losses on mortgage loans (including subprime and second-lien mortgage loans) generally have increased recently and may continue to increase, and a decline in or flattening of real-estate values (as has recently been experienced and may continue to be experienced in many housing markets) may exacerbate such delinquencies and losses. Also, a number of mortgage loan originators have recently experienced serious financial difficulties or bankruptcy. Reduced investor demand for mortgage loans and mortgage-related securities and increased investor yield requirements have caused limited liquidity in the secondary market for mortgage-related securities, which can adversely affect the market value of mortgage-related securities. It is possible that such limited liquidity in such secondary markets could continue or worsen.

Municipal Bond Insurance. Certain of the municipal obligations held in the portfolio of the fixed income and allocation funds may be insured. Different types of such insurance include a "New Issue Insurance Policy", a "Mutual Fund Insurance Policy" or a "Secondary Market Insurance Policy".

A New Issue Insurance Policy is obtained by the issuer of the securities, and all premiums for such a policy are paid in advance by the issuer. Such policies are generally used by an issuer to increase the credit rating of a lower-rated security, and therefore may increase both the purchase price and the subsequent resale value of a security for the Fund's portfolio. They are non-cancellable and continue in force as long as the securities are outstanding and the respective insurers remain in business. Premiums for issuer insurance are paid in advance by the issuer and are reflected in a somewhat higher purchase price paid by the Funds for these obligations. The creditworthiness of the issuer will be evaluated in order to determine its ability to meet its obligations to pay interest and repay principal. The insurance covers the event that the issuer defaults on an interest payment or principal repayment; if this occurs, the insurer will be notified and will make payment to the bondholders. There is, however, no guarantee that the insurer will meet its obligations. These insurance policies do not protect bondholders from adverse changes in interest rates.

A Mutual Fund Insurance Policy is used to guarantee specific bonds only while owned by a mutual fund. If the Funds were to purchase such a policy, payment of the annual premiums would reduce the Fund's current yield.

A Secondary Market Insurance Policy is purchased by an investor subsequent to a security's issuance and generally insures a particular security for the remainder of its term. The fixed income and allocation funds may purchase securities which already have been insured under a Secondary Market Insurance Policy by a prior investor, or the Funds may purchase such a policy from a vendor providing such a service.

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Real Estate Investment Trusts. The Funds may invest in real estate investment trusts ("REIT"). REITs are entities that invest in different kinds of real estate or real estate related assets, including shopping centers, office buildings, hotels, and mortgages secured by real estate. There are basically three types of REITs: (a) equity REITS, the most common type of REIT, invest in or own real estate and make money for investors from the rents they collect; (b) mortgage REITs lend money to owners and developers or invest in financial instruments secured by mortgages on real estate; and (c) hybrid REITS are a combination of equity and mortgage REITs. The Code lists the conditions a company must meet to qualify as a REIT. For example, the company must pay 90% of its taxable income to shareholders every year. It must also invest at least 75% of its total assets in real estate-related assets, cash items and government securities and generate 75% or more of its gross income from investments in or mortgages on real property.

Repurchase Agreements. Each of the Funds to a limited extent may enter into repurchase agreements with selected banks and broker-dealers under which the Fund purchases securities issued or guaranteed by the U.S. government or its agencies or instrumentalities ("U.S. Government Securities") and agrees to resell the securities at an agreed upon time and at an agreed upon price. The difference between the amount a Fund pays for the securities and the amount it receives upon resale is interest income to the Fund. Failure of the seller to repurchase the securities as agreed may result in a loss to a Fund if the market value of the securities has fallen to less than the repurchase price. In the event of such a default, a Fund may also experience certain costs and be delayed or prevented from recovering or liquidating the collateral securities, which could result in further loss to a Fund. The Funds will use repurchase agreements as a means of making short-term investments of seven days or less and in aggregate amounts of not more than 25% of the net assets of the Fund. All repurchase agreements used by the Funds will provide that the value of the collateral underlying the repurchase agreement always will be equal to at least 102% of the repurchase price. The Adviser will monitor on a continuing basis the creditworthiness of the counterparty to each repurchase agreement and will enter into such agreement only if it determines that the credit risk of such a transaction is minimal.

Sector Concentration. From time to time, a Fund may invest substantially in a particular sector. Returns in an economic sector may trail returns from other economic sectors. As a group, sectors tend to go through cycles of doing better or worse than the securities market in general. These periods may last several years. In addition, the sectors that dominate the market change over time.

Consumer Cyclicals. Companies in this sector are subject to changing levels of consumer confidence and spending, changes in demographics and consumer tastes, and interest rate levels.

Consumer Staples. This sector is subject to government regulations regarding food additives and production methods. In addition, tobacco companies may be adversely affected by legislation and/or by litigation. Also, the success of food and soft drink companies may be strongly affected by fads, marketing campaigns and other factors affecting supply and demand.

Energy. The securities of energy companies are subject to changes in value and dividend yield that depend to a large extent on the price and supply of energy fuels. Swift price and supply fluctuations of energy fuels may be caused by events relating to international politics, energy conservation, the success of exploration projects, currency exchange rate fluctuations, and tax and other regulatory policies of various governments.

Financials. Companies in the financials sector are subject to extensive governmental regulation, which may limit both the amounts and types of loans and other financial commitments they can make, and the rates and fees they can charge. Profitability is largely dependent on the availability and cost of capital, and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers also can negatively impact the sector.

Healthcare. Companies in the healthcare sector are subject to patent considerations, regulatory approval of products and other government regulation, and rapid obsolescence of their products and services.

Industrial. Companies in the industrial sector are affected by supply and demand for their specific product or service and for industrial sector products in general. Government regulation, world events and economic conditions will affect the performance of these companies. Transportation stocks, in particular, are cyclical and have occasional sharp price movements from changes in the economy, fuel prices, labor agreements and insurance costs.

Materials. Companies in the materials sector may be affected by the level and volatility of commodity prices, the exchange value of the dollar, import controls, and worldwide competition. Other risks may include liability for environmental damage, depletion of resources, and safety and pollution control laws. This sector may also be affected by capital spending, profitability, interest rates, economic cycles, technology advancements, labor relations, and government regulations.

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Technology. The value of companies in the technology sector is subject to rapidly changing technology, government regulation, and relatively high risks of obsolescence caused by scientific and technological advances. Smaller companies in this sector face greater risk of business failure. Also, the securities of these smaller companies may have higher price/earnings (P/E) ratios than the general stock market. The higher the P/E, the more earnings growth investors are expecting. However, stocks with a higher P/E are considered riskier than stocks with a lower P/E, lower growth, and proven earnings.

Telecommunications. This sector's risks include rapid obsolescence, lack of standardization and/or compatibility with existing technologies, and a dependency on patent and copyright protection. Both federal and state regulations may affect the prices of securities in this sector. The sector is also subject to heavy market share competition and foreign competition. The sector has seen heavy consolidation, which may lead to greater regulatory oversight.

Utilities. Utility companies are at risk for increases in fuel and other operating costs; the cost of borrowing to finance capital construction; restrictions on operations, costs and delays in connection with environmental and nuclear safety regulations; and problems obtaining natural gas for resale or fuel for generating electricity. Other risks include those related to the power plants construction and operation; energy conservation efforts and regulatory changes.

Securities Lending Program. In a securities lending program, a Fund may lend securities to broker-dealers and other institutional borrowers that meet credit requirements and other criteria. Typically, the criteria include that the borrower pledges to the Fund cash collateral (or other approved high quality collateral) in an amount equal to at least 100% of the market value of the securities loaned (with such collateralization valued by the securities lending agent on a daily basis and adjusted accordingly). The securities lending agent pays to the Fund a negotiated percentage of the interest earned on investments of cash collateral and of the lending fee paid by the borrower (when non-cash collateral is pledged by the borrower). In determining whether to lend securities to a particular broker-dealer or institutional borrower, the securities lending agent will generally consider, and during the period of the loan will monitor, all relevant facts and circumstances of the securities loan including the creditworthiness of the borrower. The Fund retains the authority to terminate a securities loan. The Fund pays reasonable administrative and custodial fees in connection with each securities loan, and a negotiated portion of the interest earned on the investment of the cash collateral first to the borrower (as a rebate) and, to the extent of any remaining earned interest, a negotiated percentage to the securities lending agent. The Fund receives from the borrower amounts equivalent to any dividends, interest, or other distributions while the securities are on loan ("substitute payments"). Substitute payments are not to be treated as either dividends or interest received with respect to the loaned securities for federal income tax purposes. The Fund retains certain ownership rights with respect to the loaned securities (such as voting and subscription rights, and rights to dividends, interest, or other distributions) when retaining such rights is considered to be in the Fund's best interest. The cash collateral received from each borrower will be invested by the securities lending agent in high-quality investments (including money market instruments and repurchase agreements). Such investments may include investments in mutual funds or similar investment companies that are affiliated with the securities lending agent or the Fund's custodian, subject to compliance with all applicable laws, regulations and orders. Even though securities lending usually does not impose market risks on the lending Fund, as with any extension of credit, there are risks of delay in recovery of the loaned securities and in some cases loss of rights in the collateral should the borrower of the securities fail financially. In addition, the value of the collateral taken as security for the securities loaned may decline in value or may be difficult to convert to cash in the event that a Fund must rely on the collateral to recover the value of the securities. Moreover, if the borrower of the securities is insolvent, under current bankruptcy law, the Fund could be ordered by a court not to liquidate the collateral for an indeterminate period of time. If the borrower is the subject of insolvency proceedings and the collateral held might not be liquidated, the result could be a material adverse impact on the liquidity of the lending Fund. A Fund will not lend securities having a value in excess of 33 1/3% of its assets, including collateral received for loaned securities (valued at the time of any loan).

Short-Hold Trading Strategy. The Multi-Asset Income Fund, the Low Duration Bond Fund, the Total Return Bond Fund, the Unconstrained Bond Fund and the fixed-income portion of the Balanced Fund may have the opportunity to participate in the primary market for new fixed-income issues offered by issuers and/or underwriters at prices the Adviser deems favorable, based on factors such as the supply of bonds in the marketplace and economic conditions. When one of the Funds receives less than an optimal allocation in such new issues or when it is otherwise in the Fund's bests interests, the Fund may decide to purchase these new security issues at the negotiated opening price, and shortly thereafter offer to sell all or a part of the Fund's purchased allocation to third-party interested purchasers at a higher price, depending on market conditions. Because these Funds are "at risk" for the purchased amount of these new issues, they may experience losses on these trades.

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Syndicated and Senior Bank Loans. The fixed income and allocation Funds may invest in syndicated bank loans. Syndicated bank loans are interests in amounts owed by a corporate, governmental or other borrower to another party. They may represent amounts owed to lenders or lending syndicates to suppliers of goods or services, or to other parties. A syndicated loan typically is originated, negotiated and structured by a U.S. or foreign commercial bank (the "Agent") for a group of loan investors ("Loan Investors"). The Agent typically administers and enforces the loan on behalf of the other Loan Investors in the syndicate. In addition, an institution, typically but not always the Agent, holds any collateral on behalf of the Loan Investors. Loan interests primarily take the form of participation interests. They may also take the form of assignments purchased in the primary or secondary market, or novations of, a loan. The purchase of a loan participation typically results in the Fund having a contractual relationship only with the Loan Investor who sold the participation, not with the borrower. As a result, the Fund may have the right to receive payments of principal, interest and any fees to which it is entitled only from the Loan Investor selling the participation and only upon receipt by such Loan Investor of such payments from the borrower. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights with respect to any funds acquired by other Loan Investors through setoff against the borrower and the Fund may not directly benefit from the collateral supporting the senior loan in which it has purchased the participation. As a result, the Fund may assume the credit risk of both the borrower and the Loan Investor selling the participation. If a Loan Investor selling a participation becomes insolvent, the Fund may be treated as a general creditor of such Loan Investor. The Fund may also purchase assignments from the Agent or other Loan Investors. The purchaser of an assignment typically succeeds to all the rights and obligations under the Loan Agreement of the assigning Loan Investor and becomes a Loan Investor under the Loan Agreement with the same rights and obligations as the assigning Loan Investor. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Loan Investor.

Each Fund that invests in bank loans could be held liable as co-lender under legal theories of lender liability. In addition, if the loan is foreclosed, the Fund could be part owner of any collateral and could bear the costs and liabilities of owning and disposing of the collateral. Syndicated bank loans may not be readily marketable and may be subject to restrictions on resale. In addition, some syndicated bank loans may not be rated by major rating agencies and may not be protected by the securities laws. Investments in syndicated bank loans involve risk of loss in case of default or insolvency of the borrower.

Investments in syndicated bank loans involve risk of loss in case of default or insolvency of the borrower. Syndicated bank loans may not be readily marketable and may be subject to restrictions on resale. In addition, bank loans are generally not covered by the federal securities laws.

The purchase of a loan participation typically results in the Fund having a contractual relationship only with the Loan Investor who sold the participation, not with the Borrower. As a result, the Fund may have the right to receive payments of principal, interest and any fees to which it is entitled only from the Loan Investor selling the Participation and only upon receipt by such Loan Investor of such payments from the Borrower. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the Borrower with the terms of the loan agreement, nor any rights with respect to any funds acquired by other Loan Investors through setoff against the Borrower and the Fund may not directly benefit from the collateral supporting the senior loan in which it has purchased the participation. As a result, the Fund may assume the credit risk of both the Borrower and the Loan Investor selling the participation. If a Loan Investor selling a participation becomes insolvent, the Fund may be treated as a general creditor of such Loan Investor.

A Fund may also purchase assignments from the Agent or other Loan Investors. The purchaser of an assignment typically succeeds to all the rights and obligations under the Loan Agreement of the assigning Loan Investor and becomes a Loan Investor under the Loan Agreement with the same rights and obligations as the assigning Loan Investor. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Loan Investor.

There may not be a readily available market for bank loans and, in some cases, this could result in a Fund disposing of such investments at a substantial discount from face value or holding such investment until maturity. In the event that a corporate borrower failed to pay its scheduled interest or principal payments on bank loan interests held by the Fund, the market value of the affected investment would decline, resulting in a loss of value of such investment to the Fund. Accordingly, such investments may result in the income level and net assets of the Fund being reduced.

U.S. Government Securities. U.S. government securities are issued by the U.S. government or its agencies or instrumentalities, including Treasury bills, notes, and bonds; securities issued by the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Federal Farm Credit Bank, Small Business Administration, and the Government National Mortgage Association ("GNMA"), including GNMA pass-through certificates, whose securities are supported by the full faith and credit of the United States; securities issued by the Federal Home Loan Banks, Federal Intermediate Credit Banks, and the Tennessee Valley Authority, which securities are supported by the right of the agency to borrow from the U.S. Treasury; securities issued by the Federal National Mortgage Association ("FNMA"), which securities are supported by the right of FNMA to borrow from the U.S. Treasury Department (e.g., the Federal Home Loan Banks); securities issued by the Federal Home Loan Mortgage Corporation ("FHLMC"); and securities issued by the Student Loan Marketing Association, the Inter-American Development Bank, and International Bank for Reconstruction and Development, which securities are supported only by the credit of such agencies. Although the U.S. government provides various types of financial support to U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so and not all U.S. government securities are guaranteed or backed by the full faith and credit of the U.S. government. The U.S. government and its agencies and instrumentalities do not guarantee the market value of their securities. Consequently, the market value of such securities will fluctuate. On September 6, 2008, Director James Lockhart of the Federal Housing Finance Agency ("FHFA") appointed FHFA as conservator of both FNMA and FHLMC. In addition, the U.S. Treasury Department agreed to provide FNMA and FHLMC up to $100 billion of capital each on an as needed basis to insure that they continue to provide liquidity to the housing and mortgage markets.

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Variable or Floating Rate Notes. The fixed income and allocation Funds may invest in variable or floating rate demand obligations, which are securities that provide for adjustment in their interest rates at intervals ranging from daily to up to one year based upon prevailing market rates for similar investments and an adjustment formula that is intended to maintain the market value of the security at par. These obligations normally have a stated maturity in excess of one year but permit the holder to demand repayment of principal plus payment of accrued interest at any time upon a specified number of days' notice. Where necessary to ensure that an unrated note is of high quality, the Funds will require that the issuer's obligation to pay the principal of the note be backed by an unconditional domestic or foreign bank letter or line of credit, guarantee or commitment to lend. In such a case, the quality of the bank will be looked to for purposes of satisfying the Fund's quality standards. Although there may be no active secondary market for a particular instrument, the Funds may, upon notice, exercise a note's demand feature or resell the note at any time to a third party. If a significant portion of a Fund's assets were invested in notes of a single issuer, however, the issuer's ability to meet the demand feature could affect that Fund's liquidity. In determining average weighted portfolio maturity, an instrument will be deemed to have a maturity equal to the longer of the period remaining to the next interest rate adjustment or the demand notice period.

When Issued Purchases. The fixed income and allocation Funds may purchase bonds on a when issued or delayed-delivery basis. Delivery of and payment for these bonds could take place a month or more after the date of the transaction. During this time, the value of the purchase commitment will fluctuate with the market for these bonds. However, when a Fund makes a commitment to purchase the bonds, the payment and interest terms of these issues are fixed. A Fund will make these commitments only with the intention of acquiring the bonds, but may sell those bonds before settlement date if the Adviser believes that would benefit shareholders. When a Fund purchases bonds on a when issued or delayed-delivery basis, it will provide its custodian with enough cash or short-term investments to pay the purchase price of these bonds upon delivery. This policy ensures that when issued or delayed-delivery purchases will not be used as a form of borrowing to make investments.

MANAGEMENT OF THE FUNDS

The Board of Directors of the Company is responsible for the management of the business and affairs of the Funds in accordance with the laws of the State of Maryland and the 1940 Act. The Board currently consists of eight Directors, six of whom are not "interested persons" of the Company or the Funds as defined in the 1940 Act (the "Independent Directors"). The Chairman of the Board is Mehran Assadi. Mr. Assadi is an "interested person" of the Company because he is president and chief executive officer of National Life Holding Company, NLV Financial Corporation and National Life Insurance Company, all of which are affiliates of the Adviser. The Directors have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a professional stake in the quality and continuity of services provided to the Funds. The Independent Directors have determined that they can act independently and effectively without having an Independent Director serve as Chairman and that a key structural component for assuring that they are in a position to do so is the Lead Independent Director. John Raisian serves as the Lead Independent Director and as such (i) acts as a liaison between the Independent Directors and management with respect to matters important to the Independent Directors and (ii) identifies matters of special interest to be addressed by management when preparing Board meeting agendas.

The Board has two standing committees: the Audit, Compliance and Valuation Committee (the "Audit Committee") and the Governance, Contracts and Nominating Committee (the "Governance Committee"). Each of the Audit and Governance Committees is comprised of all of the Independent Directors. The Independent Directors are: Gary Dunton, Deborah Miller, John Pelletier, John Raisian, Richard H. Showalter, Jr. and Angela E. Vallot.

The Audit Committee reviews reports by management and the Funds' independent auditor relating to the integrity of the Funds' financial reporting process and their internal controls, and, as appropriate, the internal controls of certain service companies; is directly responsible for the appointment, compensation, retention and oversight of the Funds' independent auditor; oversees the quality, clarity and objectivity of the Funds' financial statements and the independent audit thereof; provides an avenue of communication among the Board, management, and the independent auditor; acts as a liaison between the Board and the Chief Compliance Officer of the Funds (the "CCO"), and monitors the performance by the CCO of the CCO's responsibilities under the procedures approved by the Board pursuant to Rule 38a-1 under the 1940 Act; oversees the procedures utilized for the valuation of portfolio securities owned by the Funds; and oversees the conflicts review process. The Board has adopted a written charter for the Audit Committee. During the fiscal year ended November 30, 2016, the Audit Committee held six meetings.

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With respect to governance matters, the Governance Committee reviews board governance practices and procedures, board committee assignments and responsibilities, Director compensation and Director self-assessment. With respect to nominations of Directors, the Governance Committee reviews the composition of the Board, considers nominations for membership on the Board and evaluates candidates' qualifications for Board membership and their independence from the Funds' investment advisers and other principal service providers. When considering nominations, the Governance Committee may consider referrals from a variety of sources, including current Directors, management of the Funds, the Company's legal counsel and shareholders who submit nominations in accordance with any procedures specified in the Funds communications to shareholders. In its evaluation of potential nominees, the Governance Committee may consider such factors as it deems appropriate, including the contribution that the person can make to the Board, with consideration being given to the person's business and professional experience, the specific financial, technical or other expertise possessed by the person and the person's reputation for high ethical standards and personal and professional integrity. Independent Director nominee recommendations from shareholders should be sent to the Secretary of the Company at the address on the cover page of this Statement of Additional Information. With respect to contract matters, the Governance Committee requests information regarding, and evaluates the terms of, the advisory agreements, administrative services agreements, distribution agreements and related distribution plans pursuant to Rule 12b-1 relating to the Funds. The Governance Committee also coordinates the annual review process of the Funds' CCO. The Governance Committee held four meetings during the fiscal year ended November 30, 2016.

The Board's risk management role for the Funds is one of informed oversight, not active management. The Board has determined that the Company's leadership structure is appropriate because its majority independent composition allows the Board to exercise independent judgment over management and to allocate areas of responsibility among committees and the full Board to enhance effective oversight.

Day-to-day risk management of the Funds is the responsibility of the Adviser. The Funds are subject to a number of risks, including investment/portfolio, valuation, operational/enterprise and compliance risks. The Board considers risk management issues at its regular board meetings as part of its general oversight responsibilities through reports of the Adviser's senior management and senior officers of the Funds that address a variety of risk areas relating to the Funds, including but not limited to investment/portfolio risks, valuation risks, operational/enterprise risks and compliance risks. In addition, the Independent Directors exercise oversight of fund risk through the Audit Committee, which considers risks relating to financial reporting and controls.

With respect to investment/portfolio risk, the Board receives regular written reports from the Funds' portfolio managers describing and analyzing the investment performance of the Funds. In addition, the Board meets at least annually with the Funds' portfolio managers to discuss portfolio performance, including investment risk. The Board also meets regularly with the Chief Executive Officer of the Adviser to discuss the Funds' performance and investment risk.

With respect to valuation risk, the Board receives regular written reports from the Funds' fund administration and accounting personnel describing the number of securities that were fair valued in a particular portfolio, the reasons for the fair valuation and the process used to arrive at the fair value. The Audit Committee reviews the valuation procedures and pricing results with the Funds' auditors each year in connection with the review of the results of the audit of each Fund's year-end financial statements.

Operational/enterprise risks are addressed through regular meetings with and reports from senior officers of the Adviser and the Funds' primary service providers that cover financial, operational, reputational and personnel matters, among others.

With respect to compliance risk, pursuant to Rule 38a-1 under the 1940 Act, the Board has appointed a CCO of the Funds, who is responsible for the implementation and testing of the Funds' compliance program. The CCO is an active participant in the Funds' operations. The CCO provides the Board with quarterly reports on compliance matters, including an annual written report summarizing his review and assessment of the adequacy of the Funds' compliance program and of the compliance programs of the Funds' service providers. In addition, the CCO provides the Board with a written compliance risk identification and assessment report annually.

The Board appoints the officers of the Company, who run the day-to-day operations of the Funds under the Board's supervision. The Adviser, under agreements with the Company, supervises and assists in the management of the Funds and the purchase and sale of securities.

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Biographical Information. Described below for each Director are specific experiences, qualifications, attributes, or skills that support a conclusion that he or she should serve as a Director of the Company as of the date of this Statement of Additional Information and in light of the Company's business and structure. The role of an effective Director inherently requires certain personal qualities, such as integrity, as well as the ability to comprehend, discuss and critically analyze materials and issues that are presented so that the Director may exercise judgment and reach conclusions in fulfilling his or her duties and fiduciary obligations. It is believed that the specific background of each Director evidences those abilities and is appropriate to his or her serving on the Company's Board of Directors. Each Director serves the ten (10) series of the Company. Additional information about each Director is set forth in the tables below. Each Director serves until his or her successor is elected and qualified, or until his or her death, resignation, or removal as provided in the Company's governing documents or by statute.

Mr. Assadi has been president and chief executive officer of National Life Holding Company (a mutual insurance company) and National Life Insurance Company ("National Life") since 2009. Mr. Assadi has held other leadership positions at National Life Holding Company and National Life since 2003, and, prior to 2003, held various senior positions at other insurance companies. Mr. Assadi received a B.S. in Business from Towson University, and has a Masters degree in Management Information Systems from the University of Baltimore. Mr. Assadi has served as a Director since March 11, 2015. The Directors believe Mr. Assadi is suitable to serve as Director because of his experience in the financial services industry and his participation in management.

Mr. Brownell has been president and chief executive officer of the Adviser since 2013, and was chief investment officer ("CIO") of National Life from 2005 to 2016. Since joining National Life in 1992, Mr. Brownell has held a number of positions within what was formerly National Life Investment Management Company and later became the Adviser. Mr. Brownell held a number of positions within National Life prior to being named chief investment officer, including corporate bond portfolio manager and head of the fixed income group. As CIO, Brownell is responsible for setting the investment strategy and asset allocations for National Life Group's investment portfolios. Before joining National Life, Mr. Brownell was an associate in GE Capital's Corporate Finance Group in Stamford, Connecticut. He earned his CFA designation in 1994, his undergraduate degree at Bowdoin College, and an MBA from Babson Graduate School of Management. Mr. Brownell has served as a Director since March 11, 2015. The Directors believe Mr. Brownell is suitable to serve as Director because of his significant experience in the asset management business, and his day-to-day working knowledge of the Corporation, the Adviser and the performance of the Funds.

Mr. Dunton has served as an Independent Director since January 1, 2013. He is self-employed as a consultant in the insurance industry. Prior to 2008, Mr. Dunton held various leadership positions with MBIA, Inc., a specialized financial services company, including chief operating officer, and most recently, chairman, president and CEO. Mr. Dunton has also held leadership positions with USF&G Insurance Company and AETNA Life & Casualty Company. Through his significant experience in the financial services industry, Mr. Dunton offers the Board his leadership and analytical skills, and experience in asset management. He holds the Chartered Financial Analyst designation. Mr. Dunton is a designated "audit committee financial expert".

Ms. Miller has served as an Independent Director since 1995, and served as Chair of the Governance Committee from 2009 to 2011. Those positions have provided her with extensive knowledge of the operations and business of the Company and the Funds. As an executive officer of her own management consulting firm, Ms. Miller has considerable experience in the management of operating companies. She also has experience as a board member of other entities.

Mr. Pelletier has served as an Independent Director of the Company since January 1, 2013. Since 2010, Mr. Pelletier has been the Director of the Center for Financial Literacy at Champlain College in Burlington, Vermont, and is the principal of Sterling Valley Consulting LLC, a consulting firm he founded in 2009. Mr. Pelletier is an attorney by training, and prior to 2009, he held leadership positions in the asset management firms Natixis Global Associates (chief operating officer, and prior to that, chief legal officer) and Eaton Vance Corporation (chief legal officer). Mr. Pelletier brings to the Board his considerable knowledge of the mutual fund industry and his knowledge of Board governance matters. Mr. Pelletier is a designated "audit committee financial expert".

Mr. Raisian has served as an Independent Director of the Company since 1996, and as Lead Independent Director since January 1, 2013. These positions have provided Mr. Raisian, an economist and senior fellow of the Hoover Institution at Stanford University, with knowledge of the operations and business of the Company and the Funds, and has called upon him to exercise leadership and analytical skills.

Mr. Showalter has served as an Independent Director of the Company since 2003. He served as Lead Independent Director from 2005 through 2012. He has held the positions of Treasurer and Chief Financial Officer for companies within the Dartmouth-Hitchcock health care system. Those positions have provided Mr. Showalter with significant experience in accounting and financial matters. Mr. Showalter has served on the Audit Committee since 2003 and is a designated "audit committee financial expert." Mr. Showalter has served as Chair of the Audit Committee since June 2012.

Ms. Vallot has served as an Independent Director of the Company since 1996. She has served as Chair of the Governance Committee since January 1, 2013 and held this position previously from 2004 to 2009. These roles have provided her with knowledge of the operations and business of the Company and the Funds. Ms. Vallot has experience as a management consultant, and has advised Fortune 500 companies on a broad range of legal issues as an attorney in private practice.

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Name, Address, Age	Position and Length of Time Served	Principal Occupation(s) During Past Five Years	Public Directorships
Gary Dunton (61) National Life Drive Montpelier, VT 05604	Director, since 2013	Dunton Consulting (an insurance industry consulting firm) – Principal, since 2008; MBIA, Inc. – Chairperson, President and Chief Executive Officer, from 2004 to 2008; Sentinel Variable Products Trust (“SVPT”) – Trustee, since May 2016	None
Deborah G. Miller (67) National Life Drive Montpelier, VT 05604	Director, since 1995; Governance, Contracts and Nominating Committee Chairperson, from 2009 to 2011	Enterprise Catalyst Group (a management consulting firm) – Chief Executive Officer, since 2003; Ascendent Systems (a voice and messaging systems company) – Chief Executive Officer, from 2005 to 2007; SVPT – Trustee, since May 2016	Libby Glass – Director, since 2003; Wittenberg University – Director, since 1998
John Pelletier (53) National Life Drive Montpelier, VT 05604	Director, since 2013	Center for Financial Literacy at Champlain College – Director, since 2010; Sterling Valley Consulting LLC (a financial services consulting firm) – Principal, since 2009; Vermont Financial Literacy Commission – Co-Chairperson, since November 2015; Vermont’s Universal Children’s Higher Education Savings Account Program Advisory Committee – Chairperson, since November 2015; Eaton Vance Corporation – Chief Legal Officer, from 2007 to 2008; Natixis Global Associates – Chief Operating Officer, from 2004 to 2007; General Counsel, from 1997 to 2004; SVPT – Trustee, since May 2016	None
John Raisian, Ph.D. (67) National Life Drive Montpelier, VT 05604	Director, since 1996; Lead Independent Director, since 2013	Hoover Institution at Stanford University – Senior Fellow, since 1986; Director, from 1989 to 2015; SVPT – Trustee, since May 2015; Lead Independent Trustee, since June 2016	None
Richard H. Showalter (69) National Life Drive Montpelier, VT 05604	Director, since 2003; Audit, Compliance and Valuation Committee Chairperson, since 2012; Lead Independent Director, from 2005 to 2012	Dartmouth-Hitchcock – Senior Vice President and Treasurer, from 2007 to 2010; Dartmouth-Hitchcock Medical Center – Treasurer, from 1995 to 2010; Dartmouth-Hitchcock Alliance – Senior Vice President and Chief Financial Officer, from 1985 to 2008; Mary Hitchcock Memorial Hospital -Senior Vice President and Chief Financial Officer, from 1985 to 2007; Dartmouth-Hitchcock Clinic - Senior Vice President and Chief Financial Officer, from 1999 to 2007; SVPT – Trustee, since May 2016; Audit, Compliance and Valuation Committee Chairperson, since June 2016	None
Angela E. Vallot (60) National Life Drive Montpelier, VT 05604	Director, since 1996; Governance, Contracts and Nominating Committee Chairperson, since 2013 and from 2004 to 2009	VallotKarp Consulting (a diversity and inclusion consulting firm) – President, since 2004; Colgate-Palmolive Company (a consumer products company) – Vice President, from 2001 to 2003; Texaco, Inc. (an integrated energy company) – Director of Diversity, from 1997 to 2001; SVPT – Trustee, since May 2016; Governance, Contracts and Nominating Committee Chairperson, since June 2016	None

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Certain biographical and other information relating to the Directors who are officers and/or "interested persons" of the Company as defined in the 1940 Act and to the other officers of the Funds is set forth below, including their ages, their business activities during the past five years, and the length of time served. As Directors, Messrs. Assadi and Brownell oversee all of the series of the Company. Each elected officer serves all series of the Company, and is elected by, and serves at the pleasure of, the Board.

Name, Address, Age	Position and Length of Time Served*	Principal Occupation(s) During Past Five Years	Public Directorships
Mehran Assadi (58)** National Life Drive Montpelier, VT 05604	Director and Chairperson, since 2015	National Life Holding Company (a mutual insurance company) and National Life Insurance Company (“National Life”) – President and Chief Executive Officer, since 2009; President – Life and Annuity, from 2005 to 2009; Interim Chief Information Officer, from 2003 to 2005; NLV Financial Corporation - President and Chief Executive Officer, since 2009; Executive Vice President, from 2008 to 2009; SVPT – Trustee and Chairperson, since 2009	None
Thomas H. Brownell (56)** National Life Drive Montpelier, VT 05604	Director, since 2015; President and Chief Executive Officer, since 2013	National Life – Executive Vice President, since 2013; Executive Vice President and Chief Investment Officer, from 2013 to May 2016; Senior Vice President and Chief Investment Officer, from 2005 to 2013; Sentinel Asset Management, Inc. (“Advisor”) – President and Chief Executive Officer, since 2013; SVPT – Trustee, since May 2016; President, since 2013	None
Gregory D. Teese (49) National Life Drive Montpelier, VT 05604	Chief Compliance Officer, since March 2016	Advisor; National Variable Annuity Account II; National Variable Life Insurance Account – Chief Compliance Officer, since March 2016; SVPT – Chief Compliance Officer, since March 2016; Sentinel Financial Services Company(“SFSC”) – Chief Compliance Officer, since 2004; Vice President, since 1997; Equity Services, Inc. – Chief Compliance Officer, since 2004; Senior Vice President, since June 2009	N/A
Lisa F. Muller (49) National Life Drive Montpelier, VT 05604	Secretary, since 2008	SASI – President, Chief Executive Officer and Senior Counsel, since 2015; Advisor – Senior Counsel and Chief Operating Officer, since 2015; SFSC – Senior Counsel, since 2011; Counsel, from 2008 to 2011; National Life; Advisor; SASI – Senior Counsel, from 2011 to 2015; Counsel, from 2008 to 2011; SVPT – Secretary, since 2008; State of Vermont, Department of Banking and Insurance – Assistant General Counsel, from 2006 to 2008; Davis, Polk and Wardwell – Associate, from 2005 to 2006 and from 1999 to 2002; U.S. District Court N.D. Illinois – Law Clerk, from 2002 to 2004	N/A
John K. Landy (57) National Life Drive Montpelier, VT 05604	Vice President, since 2002	SASI – Senior Vice President, since 2006; SVPT – Vice President, since 2004; SASC – Senior Vice President, from 2004 to 2006; Vice President, from 1997 to 2004	N/A
Philip G. Partridge, Jr. (41) National Life Drive Montpelier, VT 05604	Chief Financial Officer, since 2014	Advisor – Vice President, since 2015; Chief Financial Officer, since 2014; SFSC – Vice President and Chief Financial Officer, since 2015; Vice President and Assistant Treasurer, from 2006 to 2015; Sentinel Administrative Services, Inc. (“SASI”) – Vice President and Chief Financial Officer, since 2015; SVPT – Vice President and Treasurer, since June 2016	N/A
Thomas P. Malone (60) National Life Drive Montpelier, VT 05604	Vice President and Treasurer, since 1997	SASI– Vice President, since 2006; SVPT – Assistant Vice President and Assistant Treasurer, since June 2016; Vice President and Treasurer, from 2000 to June 2016; SASC – Vice President, from 1998 to 2006	N/A
Scott G. Wheeler (51) National Life Drive Montpelier, VT 05604	Assistant Vice President and Assistant Treasurer, since 1998	SASI – Vice President, since 2007; Assistant Vice President, from 2006 to 2007; SVPT – Assistant Vice President and Assistant Treasurer, from 2004 to June 2016; SASC – Assistant Vice President, from 1998 to 2006	N/A
Lindsay E. Staples (35) National Life Drive Montpelier, VT 05604	Assistant Secretary, since 2010 and from 2007 to 2009	National Life – Senior Securities Paralegal, since 2010; SVPT – Assistant Secretary, since 2010 and from 2007 to 2009; National Life – Senior Compliance Associate, from 2009 to 2010; National Life – Securities Paralegal, from 2007 to 2009; Holman Immigration – Paralegal, from 2006 to 2007; Wilmer Cutler Pickering Hale and Dorr – Paralegal, from 2004 to 2006	N/A

  * Each Officer is elected by, and serves at the pleasure of, the Board of the Funds.

** Mr. Assadi is an “interested person” of the Funds because he is the President and Chief Executive Officer of the Adviser’s parent company and Mr. Brownell is an “interested person” of the Funds because he is the President and Chief Executive Officer of the Adviser.

Other than the Chief Compliance Officer, the officers and Directors of the Company who are employees of National Life or its subsidiaries do not receive any compensation from the Funds. Effective January 1, 2016, each Director who is not an affiliate of the Adviser is paid an annual fee of $89,000. Each of the Lead Independent Director, the Chair of the Audit Committee and the Chair of the Governance Committees are paid an additional annual fee of $8,000. Directors are also reimbursed for travel and other out-of-pocket expenses incurred in connection with attending such meetings. The aggregate amount paid, including expense reimbursements, by the Company during the fiscal year ended November 30, 2016 to the officers and Directors as a group was $1,023,301.

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The following table sets forth for the fiscal year ended November 30, 2016 compensation paid by the Company to the Independent Directors and the Chief Compliance Officer of the Funds:

Name	Aggregate Compensation From Company	Pension or Retirement Benefits Accrued as Part of Fund Expense	Total Compensation From Company
Gary Dunton[1]	88,750	-	88,750
Deborah G. Miller[1]	88,750	-	88,750
D. Russell Morgan[3]	144,976	-	144,976
John Pelletier[1]	88,750	-	88,750
John Raisian[1,2]	96,750	-	96,750
Richard H. Showalter, Jr1,2	96,750	-	96,750
Gregory D. Teese[4]	144,976	-	144,976
Angela E. Vallot[1,2]	96,750	-	96,750

1 As of November 30, 2016, the total amount of deferred compensation (including interest) payable to or accrued for Mr. Dunton is $333,452, for Ms. Miller is $79,581, for Mr. Pelletier is $90,908, for Mr. Raisian is $99,133, for Mr. Showalter is $781,721, and for Ms. Vallot is $1,367,983.

2 Mr. Raisian was Lead Independent Director during the fiscal year ended November 30, 2016, Mr. Showalter was Chair of the Audit Committee and Ms. Vallot was Chair of the Governance Committee.

3 Mr. Morgan was also reimbursed for certain out-of-pocket business expenses. Mr. Morgan retired as the Company’s Chief Compliance Officer effective March 10, 2016 and was retained on a consulting basis until September 30, 2016.

4 Mr. Teese became Chief Compliance Officer of the Funds March 10, 2016.

Share Ownership. Unless otherwise noted, information relating to each Director's share ownership in the Funds as of December 31, 2016 is set forth in the chart below. The dollar ranges are as follows:

A.	None
B.	$1 to $10,000
C.	$10,001 to $50,000
D.	$50,001 to $100,000
E.	Over $100,000

For purposes of the chart below, the Funds are designated as follows

BL	-	Balanced Fund	IE	-	International Equity Fund
CM	-	Multi-Asset Income Fund	SC	-	Small Company Fund
CO	-	Sustainable Core Opportunities Fund	SM	-	Low Duration Bond Fund
CS	-	Common Stock Fund	TR	-	Total Return Bond Fund
GS	-	Government Securities Fund
UB	-	Unconstrained Bond

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Name	Dollar Range of Equity Securities in Fund		Aggregate Dollar Range of Equity Securities in AllFunds
Interested Directors:
Mehran Assadi[1]	CS-E	IE-C	E

Thomas H. Brownell[1,3]	IE-C	SM-C	E
TR-CE

Independent Directors:
Gary Dunton[2]	GS-E	SM-E	E

Deborah G. Miller[2]	CS-D		D

John Pelletier[2]	BL-E	IE-C	E
	CM-C	TR-C
CS-C

John Raisian[2]	CS-D	SC-C	E

Richard H. Showalter, Jr2	BL-C	GS-E	E
	CO-C	IE-E
	CM-C	CS-E
	SC-E	UB-C

Angela E. Vallot[2]	BL-C	SC-E	E
	CS-E	SM-E
	IE-E	TR-E
	UB-B	CM-C

1Mr. Assadi and Mr. Brownell may have indirect ownership positions in the listed Funds through National Life's 401(k) and /or Performance Incentive Plans. These positions were included when calculating the dollar ranges shown.

2 These Directors participate in a deferred compensation plan, under which they can designate the deferred compensation to track the performance of one or more Funds. These allocations are included in the above.

3Mr. Brownell’s assets are reported as of January 24, 2017.

Codes of Ethics. The Board has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act that covers the Funds, and the Adviser and SFSC have also each adopted a Code of Ethics under Rule 17j-1. The Codes of Ethics establish procedures for personal investing and restrict certain transactions. Employees subject to the Codes of Ethics may invest in securities for their personal investment accounts, including securities that may be purchased or held by the Funds.

PORTFOLIO MANAGERS

Portfolio Manager Compensation.

All portfolio managers are compensated by a combination of fixed salaries and incentive compensation. The fixed salary portion of compensation is generally based on comparative investment management industry data. Portfolio managers who manage more than one fund and/or also manage accounts for National Life and its affiliates have a share of their compensation based on estimated effort for each area and each type of investment or fund. Incentive compensation can be a significant portion of total compensation. Incentive compensation with respect to the management of the Funds is primarily based on relative performance within a Funds Morningstar category. Relative results for the most recent 1-, 3- and 5-year periods are taken into account, with 25% based on the 1-year relative performance, 50% based on the 3-year relative performance, and 25% based on the 5-year relative performance. Generally, no incentive compensation is paid for performance below a Morningstar 50th percentile ranking. The 1-, 2-, 3- and, if applicable, 4-year performance may be weighted more significantly for a new Fund prior to its 3-year and/or 5-year anniversary. Mr. Ronovech’s performance compensation in year one is based on a separate agreement. After one year, his performance compensation will be based on actual yearly results until year 5 when the calculation will follow the 1-, 3- and 5-year periods. Incentive compensation for Mr. Manion , Ms. Ocampo, and Ms. Roper is based primarily on the performance of the Common Stock Fund. Incentive compensation for Mr. Ronovech is based primarily on the performance of the Small Company Fund. Mr. Boczek's incentive compensation is based primarily on the performance of the International Equity Fund. Mr. Hassler's incentive compensation is based in part on the performance of the National Life fixed income accounts, and in part on the performance of the Government Securities Fund. As Head of Investments with the Adviser, Mr. Doiron's incentive compensation is based in part on the performance of the National Life fixed income accounts, and in part on the performance of the fixed income and allocation Funds (primarily the Total Return Bond Fund).

Portfolio managers are eligible to receive additional incentive compensation based on certain qualitative factors, such as contributions to the Adviser's and Company's growth and success through leadership, expertise and collaboration.

25

In addition, portfolio managers may be awarded long-term equity-based compensation consisting of units whose value is based on the financial performance of Sentinel Investments (consisting of the Adviser, SFSC and SASI) and the Adviser's assets under management. Units vest over a period of time, to create incentives to retain key talent. Participation is generally determined at the discretion of the Adviser, taking into account factors relevant to the portfolio manager's contribution to the success of the Adviser.

Incentive compensation and awards of units described above are subject to the annual approval of the National Life Board of Directors.

Portfolio managers also participate in benefit plans and programs available generally to all employees of National Life and its affiliates. These include health, life and disability insurance, and a cash balance defined benefit pension plan. Additional discretionary incentives may be awarded from time to time based on overall results for National Life and its affiliates.

Portfolio Managers' Fund Ownership. For each Fund, the following table shows the dollar range of shares owned beneficially and of record by the person(s) who are primarily responsible for the day-to-day management of the Fund (each a "portfolio manager"), including investments by their immediate family members, as of December 31, 2016.

A.	None
B.	$1 to $10,000
C.	$10,001 to $50,000
D.	$50,001 to $100,000
E.	$100,001 to $500,000
F.	$500,001 to $1,000,000
G.	Over $1,000,000

Portfolio Manager	Fund(s) Managed	Aggregate Dollar Range of Equity Securities in the Fund
Andrew Boczek	International Equity Fund	E

Jason Doiron	Balanced Fund	A
	Government Securities Fund	A
	Low Duration Bond Fund	A
	Multi-Asset Income Fund	G
	Total Return Bond Fund	C
	Unconstrained Bond Fund	A

Peter Hassler	Government Securities Fund	B

Daniel Manion	Balanced Fund	A
	Common Stock Fund	F

Helena Ocampo	Sustainable Core Opportunities Fund	A

Jason Ronovech	Small Company Fund	E

Hilary Roper	Common Stock Fund	E

Portfolio Management Conflicts of Interest. In addition to managing the assets of one or more Funds, each portfolio manager may have responsibility for managing other client accounts of the Adviser. The manner in which the portfolio manager's incentive compensation is weighted among the accounts managed may give a portfolio manager an incentive to allocate a particular investment opportunity to a product that has a greater weighting in determining his or her incentive compensation. The tables below show, for the portfolio manager(s) of each Fund, the number and asset size of the following types of accounts that he or she manages (if any): (1) SEC registered investment companies (or series thereof) other than the Company and (2) other accounts (e.g., accounts managed for individuals or organizations). The tables also show the number of performance based fee accounts for each category, as well as the total assets of the accounts for which the advisory fee is based on the performance of the account. Information is provided as of November 30, 2016.

26

Portfolio Managers' Management of Registered Investment

Companies/Series Other Than the Funds

Portfolio Manager	Number of Companies/Series	Total Assets	Number of Companies/Series with Performance- Based Fee	Total Assets of Companies/Series with Performance- Based Fee
Jason Doiron	2	$54.7 million	None	None
Daniel Manion	2	$159.2 million	None	None
Jason Ronovech	2	$67.1 million	None	None
Hilary Roper	1	$149.2 million	None	None

Portfolio Managers' Management of Accounts

That Are Not Pooled Investment Vehicles

			Number of	Total Assets of
			Accounts with	Accounts with
	Number of		Performance-	Performance-Based
Portfolio Manager	Accounts	Total Assets	Based Fee	Fee
Andrew Boczek	0	$0 million	None	None
Jason Doiron	11	$22.744 million	None	None
Peter Hassler	0	$0 million	None	None
Daniel Manion	0	$0 million	None	None
Helena Ocampo	0	$0 million	None	None
Jason Ronovech	1	$0.3 million	None	None
Hilary Roper	0	$0 million	None	None

Portfolio Managers' Management of Accounts

Pooled Investment Vehicles

	Number of
	Unregistered		Number of	Total Assets of
	Pooled		Accounts with	Accounts with
	Investment		Performance-	Performance-Based
Portfolio Manager	Vehicles	Total Assets	Based Fee	Fee
Daniel Manion(1)	1	$28.6 million	None	None
Hilary Roper(1)	1	$28.6 million	None	None
Andrew Boczek	1	$4.8 million	None	None
Jason Doiron	0		None	None
Peter Hassler	0		None	None
Helena Ocampo	0		None	None
Jason Ronovech	0		None	None

(1) Ms. Roper and Mr. Manion are co-managers of the same pooled investment vehicle.

Conflicts of Interest. The Adviser is affiliated with other companies in National Life Group that maintain accounts managed by the Adviser, including National Life Insurance Company. Real, potential or apparent conflicts of interest may arise where the same investment opportunities are appropriate for the portfolio of one of those companies or for the portfolios of other clients.

Conflicts of interest may arise particularly in cases where the same portfolio manager has day-to-day portfolio management responsibilities with respect to more than one Fund and/or other account. The Adviser has established procedures under which, when the Adviser recommends to a Fund the purchase of an issue that it may also recommend for other clients or for the portfolios of its affiliates, investment opportunities are allocated by a means which is fair. Generally investment opportunities are allocated to different investors for which a given investment opportunity is suitable on a pro rata basis. However, the allocation may be changed from pro rata where a good reason to do so exists, such as that the pro rata allocation would result in such small allocations to a particular investor that it is not cost effective or meaningful. For fixed-income investments, allocations are normally in proportion to cash available for investment in a particular opportunity, but an opportunity judged to be more suitable to a particular account than others may be allocated to such account. Over time the Adviser seeks to ensure that no Fund or other account is favored over others.

PRINCIPAL SHAREHOLDERS

Any person owning more than 25% of a Fund's shares may be considered a "controlling person" of the Fund. Accordingly, a controlling person's vote could have more significant effect on matters presented to shareholders for approval than the vote of other Fund shareholders.

As of March 1, 2017, the Company's Directors and officers as a group owned less than 1% of the outstanding shares of each Fund. As of December 31, 2016, none of the Independent Directors nor any of their immediate family members owned beneficially or of record any securities in the Adviser, SFSC or any of their affiliates.

In addition, as of March 1, 2017, the National Life Holding Company, a Vermont corporation, and its subsidiaries, NLV Financial Corporation, a Delaware corporation, Sentinel Asset Management, Inc., a Vermont corporation, and Sentinel Administrative Services, Inc., a Vermont corporation, each of whom is located at One National Life Drive, Montpelier, Vermont 05604, owned of record and beneficially, the following shares in each Fund:

27

Fund/Class	Number of Shares	Percent of Outstanding
Balanced – A	77,250.855	.58%
Balanced – I	98,64.415	9.90%
Common Stock – A	321,596.256	1.00%
Common Stock - I	505,330.010	3.74%
Common Stock – R6	16,395.696	2.75%
Government Securities – A	55,941.308	.38%
International Equity – A	113,503.442	1.57%
International Equity - I	475,949.975	15.78%
Low Duration Bond - A	18,816.667	.17%
Low Duration Bond – I	2,621,863.443	22.97%
Multi-Asset Income – A	174,367.196	1.77%
Small Company – A	748,240.170	.55%
Small Company – R6	139,226.077	2.46%
Total Return Bond – A	20,485.581	.32%
Total Return Bond - I	20,500,801.553	12.99%
Total Return Bond – R3	59,224,.019	100.00%
Total Return Bond – R6	59,392.256	100.00%
Unconstrained Bond – A	528,682.112	97.43%
Unconstrained Bond – C	153,095.365	89.64%
Unconstrained Bond – I	1,963,065.893	98.05%
Sustainable Core Opp – I	95,798.190	7.56%

As of March 1, 2017, no other shareholder owned of record, or was known by the Company, to own beneficially 5% or more of the voting stock of any class of any Fund or 25% or more of a Fund except as set forth below.

Sentinel Balanced Fund – Class C		Pershing LLC	13.78%
Wells Fargo Clearing Services, LLC	13.44%	1 Pershing Plaza
Special Custody Acct for the Exclusive		Jersey City NJ 07399-0002
Benefit of Customers
2801 Market St		Sentinel Balanced Fund – Class I
Saint Louis MO 63103-2523
		LPL Financial	6.14%
UBS WM USA	5.62%	FBO Customer Accounts
Omni Account M/F		Attn: Mutual Fund Operations
Attn: Dept Manager		PO Box 509046
1000 Harbor Blvd 5th Floor		San Diego CA 92150-9046
Weehawken NJ 07086-6761
		Wells Fargo Clearing Services, LLC	18.21%
Raymond James Omnibus for Mutual Funds	9.23%	Special Custody Acct for the Exclusive
880 Carillon Way		Benefit of Customers
Saint Petersburg FL 33716-1102		2801 Market St
		Saint Louis MO 63103-2523
Morgan Stanley Smith Barney	8.17%
Harborside Financial Center Plaza 2		Raymond James Omnibus for Mutual Funds	8.61%
3rd Floor		880 Carillon Way
Jersey City NJ 07311		Saint Petersburg FL 33716-1102

		Life Insurance Company of the Southwest	8.61%
		One National Life Drive
		Montpelier VT 05604-1000

28

Morgan Stanley Smith Barney	5.99%	Maril & Co FBO 5A	8.19%
Harborside Financial Center Plaza 2		M&I Trust Co NA
3rd Floor		Attn Mutual Funds
Jersey City NJ 07311		11270 W Park Pl Ste 400
		Milwaukee WI 53224-3638
Ascensus Trust Company FBO	10.67%
Westmont Group employees 401(k) Plan		Sentinel Government Securities – Class A
PO Box 10758		Merrill Lynch Pierce Fenner & Smith	6.02%
Fargo ND 58106-0758		For the Sole Benefit of Its Cust
		Attn: Physical Team
Sentinel Common Stock – Class R6		4800 Deer Lake Dr East
NFS LLC FEBO FIIOC as Agent for	91.25%	Jacksonville FL 32246-6484
Qualified Employee Benefit Plans
401k FINOPS-IC Funds		Sentinel Government Securities – Class I
100 Magellan Way KW1C		Wells Fargo Clearing Services, LLC	8.10%
Covington KY 41015-1987		Special Custody Acct for the Exclusive
		Benefit of Customers
Sentinel Common Stock – Class C		2801 Market St
Raymond James Omnibus for Mutual Funds	22.97%	Saint Louis MO 63103-2523
880 Carillon Way
Saint Petersburg FL 33716-1102		UBS WM USA	57.96%
		Omni Account M/F
Morgan Stanley Smith Barney	7.69%	Attn: Dept Manager
Harborside Financial Center Plaza 2		1000 Harbor Blvd 5th Floor
3rd Floor		Weehawken NJ 07086-6761
Jersey City NJ 07311
		Morgan Stanley Smith Barney	5.14%
Pershing LLC	23.39%	Harborside Financial Center Plaza 2
1 Pershing Plaza		3rd Floor
Jersey City NJ 07399-0002		Jersey City NJ 07311

Sentinel Common Stock – Class I		Sentinel Government Securities – Class C
Raymond James Omnibus for Mutual Funds	5.14%	Wells Fargo Clearing Services, LLC	12.75%
880 Carillon Way		Special Custody Acct for the Exclusive
Saint Petersburg FL 33716-1102		Benefit of Customers
		2801 Market St
Charles Schwab & Co Inc.	5.71%	Saint Louis MO 63103-2523
Special Custody Acct FBO Customers
Attn Mutual Funds Dept		UBS WM USA	5.87%
211 Main St		Omni Account M/F
San Francisco CA 94105-1905		Attn: Dept Manager
		1000 Harbor Blvd 5th Floor
Merrill Lynch Pierce Fenner & Smith	7.20%	Weehawken NJ 07086-6761
For the Sole Benefit of Its Cust
Attn: Physical Team		Raymond James Omnibus for Mutual Funds	6.71%
4800 Deer Lake Dr. East		880 Carillon Way
Jacksonville FL 32246-6484		Saint Petersburg FL 33716-1102

NFS LLC FEBO FIIOC as Agent for	26.04%	Merrill Lynch Pierce Fenner & Smith	18.29%
Qualified Employee Benefit Plans		For the Sole Benefit of Its Cust
401k FINOPS-IC Funds		Attn: Physical Team
100 Magellan Way KW1C		4800 Deer Lake Dr East
Covington KY 41015-1987		Jacksonville FL 32246-6484

		Morgan Stanley Smith Barney	11.51%
		Harborside Financial Center Plaza 2
		3rd Floor
		Jersey City NJ 07311

29

Pershing LLC	11.66%	Nationwide Trust Company FSB	6.84%
1 Pershing Plaza		C/O Portfolio Accounting
Jersey City NJ 07399-0002		One Nationwide Plaza
		Columbus OH 43215-2216
Sentinel International Equity – Class C
Wells Fargo Clearing Services, LLC	5.94%	Sentinel Low Duration Bond Fund – Class A
Special Custody Acct for the Exclusive		Wells Fargo Clearing Services, LLC	7.06%
Benefit of Customers		Special Custody Acct for the Exclusive
2801 Market St		Benefit of Customers
Saint Louis MO 63103-2523		2801 Market St
		Saint Louis MO 63103-2523
Raymond James Omnibus for Mutual Funds	7.90%
880 Carillon Way		Raymond James Omnibus for Mutual Funds	5.47%
Saint Petersburg FL 33716-1102		880 Carillon Way
		Saint Petersburg FL 33716-1102
Sentinel International Equity – Class A
Charles Schwab & Co Inc.	6.65%	Morgan Stanley Smith Barney	6.45%
Special Custody Acct FBO Customers		Harborside Financial Center Plaza 2
Attn Mutual Funds Dept		3rd Floor
211 Main St		Jersey City NJ 07311
San Francisco CA 94105-1905
		Pershing LLC	6.42%
Sentinel International Equity – Class I		1 Pershing Plaza
LPL Financial	6.67%	Jersey City NJ 07399-0002
FBO Customer Accounts
Attn: Mutual Fund Operations		Sentinel Low Duration Bond Fund – Class I
PO Box 509046		Wells Fargo Clearing Services, LLC	15.67%
San Diego CA 92150-9046		Special Custody Acct for the Exclusive
		Benefit of Customers
Wells Fargo Clearing Services, LLC	15.89%	2801 Market St
Special Custody Acct for the Exclusive		Saint Louis MO 63103-2523
Benefit of Customers
2801 Market St		UBS WM USA	19.87%
Saint Louis MO 63103-2523		Omni Account M/F
		Attn: Dept Manager
UBS WM USA	15.84%	1000 Harbor Blvd 5th Floor
Omni Account M/F		Weehawken NJ 07086-6761
Attn: Dept Manager
1000 Harbor Blvd 5th Floor		Life Insurance Company of the Southwest	20.53%
Weehawken NJ 07086-6761		One National Life Drive
		Montpelier VT 05604-1000
Raymond James Omnibus for Mutual Funds	7.37%
880 Carillon Way		Morgan Stanley Smith Barney	22.29%
Saint Petersburg FL 33716-1102		Harborside Financial Center Plaza 2
		3rd Floor
PIMS/Prudential Retirement	12.03%	Jersey City NJ 07311
As Nominee for the TTEE
National Life Group 401(k)		Charles Schwab & Co Inc.	5.80%
1 National Life Drive		Special Custody Acct FBO Customers
Montpelier VT 05602-3377		Attn Mutual Funds Dept
		211 Main St
Charles Schwab & Co Inc.	5.22%	San Francisco CA 94105-1905
Special Custody Acct FBO Customers
Attn Mutual Funds Dept
211 Main St
San Francisco CA 94105-1905

30

Sentinel Low Duration Bond Fund – Class S		Pershing LLC	6.68%
Wells Fargo Clearing Services, LLC	25.85%	1 Pershing Plaza
Special Custody Acct for the Exclusive		Jersey City NJ 07399-0002
Benefit of Customers
2801 Market St		Sentinel Multi-Asset Income – Class I
Saint Louis MO 63103-2523		LPL Financial	5.91%
		FBO Customer Accounts
UBS WM USA	8.23%	Attn: Mutual Fund Operations
Omni Account M/F		PO Box 509046
Attn: Dept Manager		San Diego CA 92150-9046
1000 Harbor Blvd 5th Floor
Weehawken NJ 07086-6761		Wells Fargo Clearing Services, LLC	18.33%
		Special Custody Acct for the Exclusive
Morgan Stanley Smith Barney	30.08%	Benefit of Customers
Harborside Financial Center Plaza 2		2801 Market St
3rd Floor		Saint Louis MO 63103-2523
Jersey City NJ 07311
		UBS WM USA	8.25%
Pershing LLC	5.01%	Omni Account M/F
1 Pershing Plaza		Attn: Dept Manager
Jersey City NJ 07399-0002		1000 Harbor Blvd 5th Floor
		Weehawken NJ 07086-6761
Sentinel Multi-Asset Income – Class A
Wells Fargo Clearing Services, LLC	7.21%	Raymond James Omnibus for Mutual Funds	7.40%
Special Custody Acct for the Exclusive		880 Carillon Way
Benefit of Customers		Saint Petersburg FL 33716-1102
2801 Market St
Saint Louis MO 63103-2523		Merrill Lynch Pierce Fenner & Smith	24.19%
		For the Sole Benefit of Its Cust
Pershing LLC	8.21%	Attn: Physical Team
1 Pershing Plaza		4800 Deer Lake Dr East
Jersey City NJ 07399-0002		Jacksonville FL 32246-6484

Sentinel Multi-Asset Income – Class C		Morgan Stanley Smith Barney	9.95%
LPL Financial	5.05%	Harborside Financial Center Plaza 2
FBO Customer Accounts		3rd Floor
Attn: Mutual Fund Operations		Jersey City NJ 07311
PO Box 509046
San Diego CA 92150-9046		Sentinel Small Company Fund – Class R6
		NFS LLC FEBO	74.05%
Wells Fargo Clearing Services, LLC	14.79%	State Street Bank & Trust Co
Special Custody Acct for the Exclusive		Ttee Various Retirement Plans
Benefit of Customers		440 Mamaroneck Ave
2801 Market St		Harrison NY 10528.2418
Saint Louis MO 63103-2523
		TIAA-CREF Trust Co Cust/Ttee FBO	15.06%
Raymond James Omnibus for Mutual Funds	13.95%	Retirement Plans for Which
880 Carillon Way		TIAA Acts As Recordkeeper
Saint Petersburg FL 33716-1102		Attn Trust Operations
		211 N Broadway
Merrill Lynch Pierce Fenner & Smith	14.96%	Saint Louis MO 63102-2748
For the Sole Benefit of Its Cust
Attn: Physical Team		Sentinel Small Company Fund – Class I
4800 Deer Lake Dr. East		Wells Fargo Clearing Services, LLC	5.17%
Jacksonville FL 32246-6484		Special Custody Acct for the Exclusive
		Benefit of Customers
Morgan Stanley Smith Barney	12.49%	2801 Market St
Harborside Financial Center Plaza 2		Saint Louis MO 63103-2523
3rd Floor
Jersey City NJ 07311

31

Merrill Lynch Pierce Fenner & Smith	16.57%	Wells Fargo Clearing Services, LLC	9.31%
For the Sole Benefit of Its Cust		Special Custody Acct for the Exclusive
Attn: Physical Team		Benefit of Customers
4800 Deer Lake Dr. East		2801 Market St
Jacksonville FL 32246-6484		Saint Louis MO 63103-2523

Charles Schwab & Co Inc.	16.19%	UBS WM USA	7.26%
Special Custody Acct FBO Customers		Omni Account M/F
Attn Mutual Funds Dept		Attn: Dept Manager
211 Main St		1000 Harbor Blvd 5th Floor
San Francisco CA 94105-1905		Weehawken NJ 07086-6761

NFS LLC FEBO FIIOC as Agent for	5.75%	NLV Financial	7.57%
Qualified Employee Benefit Plans		1 National Life Drive
401k FINOPS-IC Funds		Montpelier VT 05602-3377
100 Magellan Way KW1C
Covington KY 41015-1987		Morgan Stanley Smith Barney	6.06%
		Harborside Financial Center Plaza 2
Sentinel Small Company Fund – Class A		3rd Floor
Pershing LLC	7.03%	Jersey City NJ 07311
1 Pershing Plaza
Jersey City NJ 07399-0002		Charles Schwab & Co Inc.	9.55%
		Special Custody Acct FBO Customers
Sentinel Small Company Fund – Class C		Attn Mutual Funds Dept
Wells Fargo Clearing Services, LLC	7.02%	211 Main St
Special Custody Acct for the Exclusive		San Francisco CA 94105-1905
Benefit of Customers
2801 Market St		Sentinel Total Return Bond Fund – Class A
Saint Louis MO 63103-2523		Charles Schwab & Co Inc.	11.07%
		Special Custody Acct FBO Customers
RBC Capital Markets, LLC	7.02%	Attn Mutual Funds Dept
Mutual Fund Omnibus Processing		211 Main St
Attn Mutual Fund Ops Manager		San Francisco CA 94105-1905
510 Marquette Ave S
Minneapolis MN 55402-1110		Fifth Third Bank Ttee	6.87%
		Various Fascore LLC Recordkept Plans
Raymond James Omnibus for Mutual Funds	18.74%	C/O Fascore LLC
880 Carillon Way		8515 E Orchard Rd 2T2
Saint Petersburg FL 33716-1102		Greenwood Village CO 80111-5002

Morgan Stanley Smith Barney	10.83%	UBS WM USA	9.37%
Harborside Financial Center Plaza 2		Omni Account M/F
3rd Floor		Attn: Dept Manager
Jersey City NJ 07311		1000 Harbor Blvd 5th Floor
		Weehawken NJ 07086-6761
Pershing LLC	13.18%
1 Pershing Plaza		Pershing LLC	11.82%
Jersey City NJ 07399-0002		1 Pershing Plaza
		Jersey City NJ 07399-0002
Sentinel Sustainable Core Opportunity Fund – Class I
LPL Financial	5.83%	Sentinel Total Return Bond Fund – Class C
FBO Customer Accounts		Wells Fargo Clearing Services, LLC	13.66%
Attn: Mutual Fund Operations		Special Custody Acct for the Exclusive
PO Box 509046		Benefit of Customers
San Diego CA 92150-9046		2801 Market St
		Saint Louis MO 63103-2523

32

UBS WM USA	5.89%	National Life Insurance Company	13.00%
Omni Account M/F		Separate Account II
Attn: Dept Manager		Investment Acct Dept
1000 Harbor Blvd 5th Floor		1 National Life Drive
Weehawken NJ 07086-6761		Montpelier VT 05602-3377

Raymond James Omnibus for Mutual Funds	11.17%	Pershing LLC	10.21%
880 Carillon Way		1 Pershing Plaza
Saint Petersburg FL 33716-1102		Jersey City NJ 07399-0002

Morgan Stanley Smith Barney	9.28%	Sentinel Total Return Bond Fund – Class R3
Harborside Financial Center Plaza 2		Life Insurance Company of the Southwest	100.00%
3rd Floor		One National Life Drive
Jersey City NJ 07311		Montpelier VT 05604-1000

Pershing LLC	24.20%	Sentinel Total Return Bond Fund – Class R6
1 Pershing Plaza		Life Insurance Company of the Southwest	100.00%
Jersey City NJ 07399-0002		One National Life Drive
		Montpelier VT 05604-1000
Sentinel Total Return Bond Fund – Class I
Wells Fargo Clearing Services, LLC	10.60%	Sentinel Unconstrained Bond Fund – Class A
Special Custody Acct for the Exclusive		Life Insurance Company of the Southwest	97.44%
Benefit of Customers		One National Life Drive
2801 Market St		Montpelier VT 05604-1000
Saint Louis MO 63103-2523
		Sentinel Unconstrained Bond Fund – Class C
UBS WM USA	13.38%	Life Insurance Company of the Southwest	89.65%
Omni Account M/F		One National Life Drive
Attn: Dept Manager		Montpelier VT 05604-1000
1000 Harbor Blvd 5th Floor
Weehawken NJ 07086-6761		Sentinel Unconstrained Bond Fund – Class I
		Life Insurance Company of the Southwest	98.06%
Raymond James Omnibus for Mutual Funds	5.18%	One National Life Drive
880 Carillon Way		Montpelier VT 05604-1000
Saint Petersburg FL 33716-1102

Charles Schwab & Co Inc.	7.50%
Special Custody Acct FBO Customers
Attn Mutual Funds Dept
211 Main St
San Francisco CA 94105-1905

THE INVESTMENT ADVISER

The Adviser provides general supervision of the Funds' investments as well as certain administrative and related services. The Adviser is an indirect wholly owned subsidiary of the National Life Holding Company, a mutual insurance holding company.

Under investment advisory agreements with the Funds, each Fund pays the Adviser a monthly fee based on the annual rates shown.

Fund	Advisory Fee Rate	Average Daily Net Assets
Balanced	0.55%	First $200 million
	0.50%	Next $200 million
	0.45%	Next $600 million
	0.40%	Next $1 billion
	0.35%	In excess of $2 billion

33

Fund	Advisory Fee Rate	Average Daily Net Assets
Common Stock	0.70%	First $500 million
	0.65%	Next $300 million
	0.60%	Next $200 million
	0.50%	Next $1 billion
	0.40%	In excess of $2 billion

Government Securities	0.45%	First $500 million
	0.40%	Next $500 million
	0.35%	Next $1 billion
	0.30%	Next $2 billion
	0.25%	In excess of $4 billion

International Equity	0.70%	First $500 million
	0.65%	Next $300 million
	0.60%	Next $200 million
	0.50%	Next $1 billion
	0.40%	In excess of $2 billion

Low Duration Bond	0.45%	First $500 million
	0.40%	Next $500 million
	0.35%	Next $1 billion
	0.30%	Next $2 billion
	0.25%	In excess of $4 billion

Multi-Asset Income	0.55%	First $200 million
	0.50%	Next $200 million
	0.45%	Next $600 million
	0.40%	Next $1 billion
	0.35%	In excess of $2 billion

Small Company	0.70%	First $500 million
	0.65%	Next $300 million
	0.60%	Next $200 million
	0.50%	Next $1 billion
	0.40%	In excess of $2 billion

Sustainable Core Opportunities	0.70%	First $500 million
	0.65%	Next $300 million
	0.60%	Next $200 million
	0.50%	Next $1 billion
	0.40%	In excess of $2 billion

Total Return Bond	0.55%	First $200 million
	0.50%	Next $200 million
	0.45%	Next $600 million
	0.40%	Next $1 billion
	0.35%	In excess of $2 billion

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Fund	Advisory Fee Rate	Average Daily Net Assets
Unconstrained Bond	0.75%	First $200 million
	0.70%	Next $200 million
	0.65%	Next $600 million
	0.60%	Next $1 billion
	0.55%	In excess of $2 billion

The table below shows the total amount of advisory fees paid to the Adviser by each Fund for each of the past three fiscal years:

	Advisory Fee Paid - Fiscal Year Ended
Fund	November 30, 2014	November 30, 2015	November 30, 2016
Balanced Fund	$1,692,404	$1,686,027	$1,660,586
Common Stock Fund	$13,545,947	$13,119,459	$12,005,685
Government Securities Fund	$2,004,363	$1,312,313	$1,040,626
International Equity Fund	$1,104,549	$909,593	$1,059,783
Low Duration Bond Fund	$3,875,938	$2,689,466	$1,852,106
Multi-Asset Income Fund	$1,653,420	$1,600,671	$1,546,635
Small Company Fund	$7,427,993	$6,575,178	$6,279,690
Sustainable Core Opportunities Fund	$1,693,183	$1,724,280	$2,206,505
Total Return Bond Fund	$2,018,103	$4,015,707	$2,992,393
Unconstrained Bond Fund(1)	N/A	$172,648	$197,129

Aggregate Advisory Fees(2)	$35,015,900	$33,805,342	$30,841,138

1 Commenced operations December 23, 2014..

2 The Adviser waived $363,879 of the aggregate advisory fees in the fiscal year ended 2016, $412,420 in the fiscal year ended 2015 and $143,198 in the fiscal year ended 2014.

The initial shareholder of the Sustainable Core Opportunities Fund approved the advisory agreement on April 2, 2008. Shareholders of the Small Company Fund last approved the advisory agreement on January 24, 2006. Shareholders of each of the Common Stock and International Equity Funds last approved the advisory agreement on November 21, 2005. The initial sole shareholder of the Multi-Asset Income Fund approved the advisory agreement on March 7, 2003. Shareholders of the Balanced Fund last approved the advisory agreement on November 30, 1992. The initial sole shareholder of the Total Return Bond Fund approved the advisory agreement with the Adviser on December 16, 2010. Shareholders of the Government Securities and Low Duration Bond Funds last approved the advisory agreement on March 2, 2015 and March 16, 2015 respectively. The Board last approved each of the advisory agreements on August 19, 2016.

Each advisory agreement must be approved annually by vote of the Board or by the vote of a majority of the outstanding voting securities of the applicable Fund, but in either event it must also be approved by a vote of a majority of the Independent Directors who are not parties to the contract, or interested persons, as defined in the 1940 Act, of any such party, cast in person at a meeting called for the purpose of voting on such approval. With respect to the submission of the Company's advisory agreement to shareholders, such matters shall be deemed to be acted upon effectively with respect to any Fund if a majority of the outstanding voting securities of such Fund vote for approval of such matter, notwithstanding (A) that such matter has not been approved by a majority of the outstanding voting securities of any other Fund affected by such matter, and (B) that such matter has not been approved by a vote of a majority of the outstanding voting securities of the Company.

Each advisory agreement will terminate automatically in the event of its assignment and is terminable at any time without penalty by the Board, or, with respect to a particular Fund, by a majority of the Fund's outstanding voting securities on not more than 60 days' written notice to the Adviser and by the Adviser on 60 days' written notice to the Fund.

PROXY VOTING PROCEDURES

The Funds have adopted proxy voting procedures pursuant to which the Board delegates the responsibility for voting proxies relating to portfolio securities held by the Funds to the Adviser or relevant subadvisor as part of its general management of the applicable Fund, subject to the Board's continuing oversight. The proxy voting procedures of the Adviser are included in Appendix B to this Statement of Additional Information. For each Fund that makes any investments in voting securities, information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-800-282-FUND (3863), on the Funds' website at http://www.sentinelinvestments.com/proxy_voting_information.php or at the SEC's website at http://www.sec.gov.

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SELECTIVE DISCLOSURE OF PORTFOLIO HOLDINGS

Pursuant to policies and procedures adopted by the Funds and the Adviser, the Funds and the Adviser may, under certain circumstances, make selective disclosure with respect to a Fund's portfolio holdings. The Board has approved the policies and procedures adopted by the Funds and has delegated to the Adviser the responsibility for ongoing monitoring and supervision to ensure compliance with these policies and procedures, including compliance with any confidentiality requirements applicable to recipients of portfolio holdings. The Funds' Chief Compliance Officer has undertaken to report any violations of these policies and procedures, including any confidentiality requirements pursuant to them, to the Board.

The Funds' policy with respect to disclosure of portfolio holdings is that such disclosure shall be limited to:

Public Disclosure:

(i) information with respect to portfolio holdings contained in the Funds' Annual and Semi-Annual Reports to Shareholders;

(ii) information with respect to portfolio holdings contained in the Funds' Form N-Q filed with the SEC, which is filed with the SEC within 60 days of quarter-end;

(iii) information with respect to portfolio holdings that is: (1) provided on the Funds' website; (2) provided in the Funds' marketing materials, broadly used with all selling intermediaries of the Funds; or (3) otherwise made generally available to anyone who requests it, in all such cases such information to the extent it discloses the specific securities held by a Fund to be only as of the last business day of a month and only at least 15 days later than the date of such information (except that for the Small Company Fund's portfolio holdings other than the top ten holdings shall be at least 30 days later than the date of such information);

Non-Public Disclosure:

(iv) information with respect to portfolio holdings of the Funds provided to recognized mutual fund information services, such as Lipper Inc. and Morningstar, Inc., such information to be provided as of the last business day of a month and only if either (a) such information is disclosed to such services at least 15 days later than the date of such information (except that for the Small Company Fund's portfolio holdings other than the top ten holdings shall be at least 30 days later than the date of such information), or (b) such services agree that they and their employees will not disclose or trade on such information before it is publicly disclosed; and

(v) information with respect to portfolio holdings of the Funds provided to persons who request it, including selling group members, consultants and investors, such information to be provided (a) as of the last business day of a month and (b) at least 15 days later than the date of such information (except that for the Small Company Fund's portfolio holdings other than the top ten holdings shall be at least 30 days later than the date of such information).

Portfolio holdings information provided under (iii), (iv) or (v) above shall be released only by a limited group of individuals specifically designated by the Funds' Chief Executive Officer or the President of the Funds' distributor. Each individual shall be trained in these limitations on the release of portfolio holdings information. None of the Fund, the Adviser nor their respective affiliates receive compensation or other consideration with respect to the release of such portfolio holdings information.

The policy does not apply to the disclosure of information to: the Directors or their counsel; persons who owe a fiduciary or other duty of trust or confidence to the Company, such as the Funds' counsel and independent registered public accounting firm; providers of fund accounting services; the Funds' transfer agent and custodian; or executing brokers in connection with the sale of portfolio holdings. The fiduciary, contractual or other duties (e.g., legal or statutory) of these recipients generally require them not to misuse such information.

The Funds have adopted policies and procedures, including a Code of Ethics and various policies regarding securities trading, to address potential conflicts of interest that may arise in connection with disclosure of portfolio information. Among other things, the Code of Ethics prohibits officers and employees of the Adviser from knowingly or intentionally trading, directly or indirectly, against the Funds in any of the Funds' portfolio securities. The Code of Ethics also generally prohibits such officers and employees from trading in a manner inconsistent with the best interests of the Funds.

36

The Funds have entered into ongoing arrangements to provide selective disclosure of Fund portfolio holdings to the following persons or entities:

•	Board;
•	Funds' Independent Registered Public Accounting Firm;
•	Funds' custodian;
•	Funds' transfer agent;
•	Funds' administrative agent (in connection with accounting services); and
•	Mutual fund information services - Morningstar, Inc. and Lipper Inc.

Selective disclosure of portfolio information is made to the Board, transfer agent, independent registered public accounting firm, administrator agent and custodian as frequently as necessary to enable such persons or entities to provide services to the Funds. Disclosure is made to Morningstar, Inc. and Lipper Inc. on a monthly basis.

The Funds and the Adviser monitor, to the extent possible, the use of portfolio information by the individuals or firms to which it has been disclosed. There can be no assurance, however, that the Funds' policies and procedures with respect to the selective disclosure of Fund portfolio information will prevent all misuse of such information by individuals or firms that receive such information.

PRINCIPAL UNDERWRITER

SFSC acts as the principal underwriter of shares of the Funds. Its principal business address is National Life Drive, Montpelier, Vermont 05604. SFSC is a Vermont general partnership of the Adviser and Sentinel Administrative Services, Inc. ("SASI"), a wholly owned subsidiary of the Adviser.

The Funds receive the net asset value, as determined for the purpose of establishing the offering price, of each share sold. SFSC has advised the Funds that it allows concessions to intermediaries as shown in the Prospectus, except that items of a promotional nature amounting in value to not more than $100 may be given from time to time as a sales incentive to registered representatives. SFSC has advised the Funds that the total amount of underwriting commissions paid to it in the fiscal years ended November 30, 2016, 2015 and 2014 were $1,856,240, $1,738,499 and $2,014,991, respectively. Of these amounts, SFSC retained, in the fiscal years ended November 30, 2016, 2015 and 2014, $187,345, $159,292 and $178,809, respectively.

During the fiscal year ended November 30, 2016, SFSC also received $57,716 in contingent deferred sales charges. It did not receive any brokerage commissions or other compensation from the Funds. The distribution contracts of the Company provide that SFSC use its best efforts to continuously offer the Funds' shares. These contracts may be terminated by either party thereto on 60 days' written notice, without penalty, and they terminate automatically in the event of their assignment. The distribution contracts must be approved annually in one of the same ways as described above for the advisory agreements

Payments to Intermediaries. SFSC or an affiliate compensates intermediaries that distribute and/or service investors in the Funds or, at the direction of a retirement plan's named fiduciary, make payments to intermediaries for certain plan expenses or otherwise for the benefit of plan participants and beneficiaries. A number of factors are considered in determining whether to pay these additional amounts. In certain situations, such factors may include, without limitation, the level or type of services provided by the intermediary, the level or expected level of assets or sales of shares, the placing of the Funds on a preferred or recommended fund list, access to an intermediary's personnel, and other factors. In addition to such payments, SFSC or an affiliate may offer other incentives in the form of sponsorship of educational or client seminars relating to current products and issues, assistance in training and educating the intermediaries' personnel, and/or payments of costs and expenses associated with attendance at seminars, including travel, lodging, entertainment and meals. SFSC anticipates that payments will be made to multiple intermediaries, including broker-dealers and other financial firms, and these payments may be significant. As permitted by SEC and the Financial Industry Regulatory Authority, Inc. ("FINRA") rules and other applicable laws and regulations, SFSC may pay or allow other incentives or payments to intermediaries.

Some payments, which are sometimes referred to as "revenue sharing," may represent a premium over payments made by other fund families, and investment professionals may have an added incentive to sell or recommend a Fund or a share class over others offered by competing fund families. During the fiscal year ended November 30, 2016, such payments made by SFSC or its affiliates to intermediaries aggregated approximately $6,614,099, of which $3,243,879 was for shareholder servicing and was reimbursed by the Funds. Payments for these purposes made by SFSC or an affiliate from their own resources may vary. Certain of the payments may be offset by 12b-1 fees retained by SFSC. The following is a list of intermediaries to which SFSC or an affiliate made payments in 2016 related to marketing the Funds and/or servicing Fund shareholders.

37

ADP Broker-Dealer Inc	Nationwide Investments Service Corp
Ameriprise Financial	NY Life Distributors LLC
Ascensus	Oppenheimer & Co Inc
Benefit Plans Administrators	Pershing LLC
BMO Harris Bank	Principal Life Insurance Co
Charles Schwab & Co. Inc	Prudential Investment Management Services LLC
Charles Schwab Trust Co	Raymond James & Associates Inc
Davenport & Company LLC	RBC Capital Markets
Edward Jones	RBC Trust Company
Equity Services Inc	Reliance Trust Company
Fidelity Investments
GWFS Equity Inc	Robert W. Baird & Co. Inc
John Hancock Retirement Plan Services	Standard Retirement Services
Lincoln Retirement Service Co	T. Rowe Price
LPL Financial Corp	TD Ameritrade Clearing Inc
MassMutual Life Insurance Co	TD Ameritrade Trust Co
Mercer Human Resource Services	TIAA-CREF
Merrill Lynch - Financial Data Services	UBS Financial Services Inc
Merrill Lynch – Retirement Group	Valic Financial Services Inc
MG Trust Co	Vanguard Fiduciary Trust Co
Mid Atlantic Capital Corp	Voya America Insurance Holdings Inc
Morgan Stanley	Wells Fargo Bank
MSCS Financial Services	Wells Fargo Bank Trust NA
National Financial Services Co

It is expected that SFSC or an affiliate will make payments to these and other intermediaries for similar purposes in the future.

To promote sales of the Funds and consistent with FINRA rules, National Life, Equity Services, Inc. ("ESI") and/or their affiliates, which are affiliates of SFSC, may contribute amounts to various non-cash and cash incentives paid to registered representatives of ESI the amounts of which may be based in whole or in part on the sales of the Funds, including (1) sponsoring educational programs, (2) sponsoring sales contests and/or promotions in which participants receive prizes such as travel, merchandise, hardware and/or software; (3) paying for occasional meals, lodging and/or entertainment; (4) making cash payments in lieu of business expense reimbursements; (5) making loans and forgiving such loans and/or (6) health and welfare benefit programs.

National Life or an affiliate may provide loans to unaffiliated distribution firms to finance business development, and may then provide further loans or may forgive outstanding loans based on specified business criteria, including sales of the Funds, and measures of business quality.

THE DISTRIBUTION PLANS

The Company has adopted several plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Funds' Class A, Class C, Class R3 and Class S shares, which have been and may be amended from time to time. In all cases, the Plans reimburse SFSC for expenses actually incurred.

Each Fund paid fees for the various activities shown below under the Plans in the amounts set forth below for the fiscal year ended November 30, 2016.

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	Service	Recovery	Salaries	Occupancy	Total	Total
	Fees Paid	Of Prepaid	and	& Other	Sales	Travel &
Fund	To Dealers	Sales Comm	Benefits	Expenses	Promotion	Entertainment	Total[1]
Balanced	780,759	-	550,894	90,868	150,220	63,574	1,046,119
Common Stock	3,176,563	-	2,325,096	434,268	717,915	303,824	4,227,232
Government Securities	411,454	-	320,555	60,138	99,418	42,074	590,011
International Equity	231,617	-	261,129	36,768	60,783	25,724	344,043
Low Duration Bond	1,565,186	-	608,443	112,981	186,776	79,044	1,602,145
Multi-Asset Income	1,085,717	-	462,705	69,843	115,462	48,864	1,375,476
Small Company	1,958,439	-	1,230,324	215,497	356,251	150,767	2,639,151
Sustainable Core Opportunities	190,178	-	451,108	89,557	148,052	62,656	740,442
Total Return Bond	514,540	-	447,709	63,909	105,651	44,712	714,504
Unconstrained Bond	1,031	499	729	90	149	63	2,254
Total	9,915,482	499	6,658,692	1,173,919	1,940,677	821,302	13,281,377

[1]	This represents the total payment by each fund, which was less than the sum of all expenses because total expenses exceeded the maximum 12b-1 fee reimbursement. Total expenses were $7,336,887 greater than the maximum allowed reimbursement.

Under the Plans applicable to Class A shares of the Funds, it is expected that the amounts payable to SFSC by the Funds will be equal to: (a) 0.25% of average daily net assets in the case of the Balanced, Common Stock, International Equity, Low Duration Bond, Multi-Asset Income, Small Company and Sustainable Core Opportunities Funds, and (b) 0.20% of average daily net assets in the case of the Government Securities, Total Return Bond and Unconstrained Bond Funds.

Under these Plans, SFSC may be reimbursed for distribution and service fees paid to financial intermediaries; salaries and expenses of the SFSC's wholesale sales force and SFSC's home office management and marketing personnel; expenses incurred by SFSC for the occupancy of its office space; expenses incurred by SFSC with respect to equipment and supplies; expenses incurred for the preparation, printing and distribution of sales literature used in connection with the offering of the Company's shares to the public; expenses incurred in advertising, promoting and selling shares of the Company to the public; expenses incurred for the preparation, printing and distribution of the prospectus and statement of additional information of the Company, and any supplement thereto used in connection with the offering of the Company's shares to the public; and expenses incurred for the printing of additional copies for use by SFSC as sales literature of reports and other communications which were prepared by the Company for distribution to existing shareholders. No fee is paid by SFSC to financial intermediaries with respect to any Fund shares purchased prior to March 1, 1993.

Under the Plan applicable to the Class C shares of the Funds, it is expected that the amounts payable to SFSC by the Funds will be equal to 1.00% of the net assets of the Class C shares of the relevant Fund. SFSC will use such payments to recoup service and distribution fees with respect to Class C shares paid to financial intermediaries; front-end sales commissions paid by SFSC to financial intermediaries, together with the costs of financing such payments incurred by SFSC, except to the extent such costs are recovered through contingent deferred sales charges collected by SFSC; and expenses incurred for state "blue sky" registration fees for the first year of operations of the Class C shares of the Fund.

Under the Plan applicable to the Class R3 shares of the Total Return Bond Fund, it is expected that the amounts payable to SFSC will be equal to 0.50% of the net assets of the Class R3 shares of the Total Return Bond Fund. SFSC will use such payments to recoup distribution fees paid to financial intermediaries; salaries and expenses of SFSC's wholesale sales force, and SFSC's home office management and marketing personnel; expenses incurred by SFSC for the occupancy of its office space; expenses incurred by SFSC with respect to equipment and supplies; expenses incurred for the preparation, printing and distribution of sales literature used in connection with the offering of the Company's shares to the public; expenses incurred in advertising, promoting and selling shares of the Company to the public; expenses incurred for the preparation, printing and distribution of the prospectus and statement of additional information of the Company, and any supplement thereto used in connection with the offering of the Company's shares to the public; and expenses incurred for the printing of additional copies for use by SFSC as sales literature of reports and other communications which were prepared by the Company for distribution to existing shareholders.

Under the Plan applicable to the Class S shares of the Low Duration Bond Fund, it is expected that the amounts payable to SFSC will be equal to 0.50% of the net assets of the Class S shares of the Low Duration Bond Fund. SFSC will use such payments to recoup distribution fees paid to financial intermediaries; salaries and expenses of SFSC's wholesale sales force, and SFSC's home office management and marketing personnel; expenses incurred by SFSC for the occupancy of its office space; expenses incurred by SFSC with respect to equipment and supplies; expenses incurred for the preparation, printing and distribution of sales literature used in connection with the offering of the Company's shares to the public; expenses incurred in advertising, promoting and selling shares of the Company to the public; expenses incurred for the preparation, printing and distribution of the prospectus and statement of additional information of the Company, and any supplement thereto used in connection with the offering of the Company's shares to the public; and expenses incurred for the printing of additional copies for use by SFSC as sales literature of reports and other communications which were prepared by the Company for distribution to existing shareholders.

39

The Board believes that a consistent cash flow resulting from the sale of new shares is necessary and appropriate to meet redemptions and for the Funds to take advantage of buying opportunities without having to make unwarranted liquidations of portfolio securities. Because SFSC receives no other compensation from the Funds, the Board believes it would benefit the Funds to have monies available for the direct distribution activities of SFSC in promoting the sale of shares of the Funds.

The Plans have been approved by the Board, including all the Independent Directors. The Plans must be renewed annually by the Board, including a majority of the Independent Directors who have no direct or indirect financial interest in the operation of the Plans. It is also required that the selection and nomination of such Directors be done by the Independent Directors. The Plans and any distribution agreement may be terminated at any time, without penalty, by such Directors on 60 days' written notice. SFSC or any intermediary may also terminate their respective distribution agreement at any time upon written notice.

The Plans and any distribution agreement may not be amended to increase materially the amount spent for distribution expenses or in any other material way without approval by a majority of the Funds' outstanding shares, and all such material amendments to any Plan or any distribution agreement also shall be approved by a vote of a majority of the Independent Directors, cast in person at a meeting called for the purpose of voting on any such amendment.

SFSC is required to report in writing to the Board at least quarterly on the amounts and purpose of any payments made under the Plans and any distribution agreement, as well as to furnish the Board with such other information as reasonably may be requested in order to enable the Board to make informed determinations of whether the Plans should be continued.

FUND SERVICES ARRANGEMENTS

Transfer Agency, Dividend Disbursing and Administrative Services.

The Company has engaged Boston Financial Data Services, Inc. ("BFDS", or the "Transfer Agent"), located at 2000 Crown Colony Drive, Quincy, Massachusetts, 02169, as the Sentinel Funds' transfer agent to provide transfer agency and other related services. Prior to December 1, 2014, transfer agency and other related services were provided by Sentinel Administrative Services, Inc. ("SASI") under a Transfer Agent and Dividend Disbursing Agent Agreement, and sub-transfer agency services were provided by BFDS. SASI is a wholly owned subsidiary of the Adviser and is located at One National Life Drive, Montpelier, Vermont 05604

SASI serves as the administrator to the Sentinel Funds under an Amended and Restated Administration Agreement. Under this Agreement, SASI provides the Sentinel Funds with administration and supervisory oversight of certain fund accounting, transfer agency and shareholder relations services. With respect to fund accounting services, the Sentinel Funds pay SASI a monthly fee at the annual rate of 0.0375% of the first $4 billion of the Sentinel Funds' aggregate average daily net assets; 0.0350% of the next $3 billion of the Sentinel Funds' aggregate average daily net assets and 0.0325% of the Sentinel Funds' aggregate average daily net assets in excess of $7 billion. The Sentinel Funds are responsible for all charges of outside pricing services and other out-of- pocket expenses incurred by SASI in connection with the performance of its duties under this Agreement. Day to day fund accounting services are provided by State Street Bank and Trust Company. With respect to other administrative services and supervisory oversight of transfer agency services, the Funds reimburse SASI for all costs and expenses relating to SASI' performance of these services, including personnel costs attributable to these services. In addition, the Sentinel Funds reimburse SASI for certain out-of-pocket expenses, including sub-transfer agent fees with respect to accounts held at retirement plan recordkeepers and similar intermediaries that underlie an omnibus account on a Fund's books and records. These sub-transfer agent fee reimbursements are capped at an annual per account rate subject to annual review and approval of the Funds' Directors.

Fees paid by the Company to SASI under the Administration and Transfer Agent and Dividend Disbursing Agent Agreements were $4,961,164 for fiscal year 2014, $3,254,766 for fiscal year 2015 and $2,876,551 for fiscal year 2016. It is expected that many Fund shares will be owned by certain intermediaries for the benefit of their customers. Because SFSC often does not maintain an account for shareholders in those instances, some or all of the recordkeeping services for these accounts may be performed by intermediaries.

SFSC or an affiliate makes payments out of its own resources to intermediaries, including those that sell shares of the Funds, for recordkeeping services as described above under "Payments to Intermediaries". Retirement plans may also hold Fund shares in the name of the plan, rather than the participant. Plan recordkeepers, who may have affiliated financial intermediaries who sell shares of the Funds, may, at the direction of a retirement plan's named fiduciary, be paid for providing services that would otherwise have been performed by SFSC or an affiliate. Payments may also be made to plan trustees to defray plan expenses or otherwise for the benefit of plan participants and beneficiaries. For certain types of tax-exempt plans, payments may be made to a plan custodian or other entity which holds plan assets. Payments also may be made to offset charges for certain services, such as plan participant communications, provided by SFSC or an affiliate or an unaffiliated third party.

40

In certain situations where SFSC or an affiliate provides recordkeeping services to a retirement plan, credits may be accrued which may be subsequently drawn down to pay for plan expenses. Credits may be accrued based on investments in particular Funds, or may be awarded for a given period of time. At the direction of a plan sponsor, credits generally may be used to offset certain non-recordkeeping expenses, such as the creation of plan participant communications. Credits also may be used to reimburse plan sponsors, or at the direction of plan sponsors, third parties, for expenses incurred in connection with plan services provided by a third party.

Custodian Services. State Street Bank and Trust Company, located at 801 Pennsylvania Avenue, Kansas City, MO 64105, is the Fund's custodian (the "Custodian"). The Custodian is responsible for safeguarding and controlling the Funds' cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the Funds' investments. The Custodian is authorized to establish separate accounts in foreign currencies and to cause foreign securities owned by the Funds to be held in its offices outside the United States and with certain foreign banks and securities depositories.

The Sentinel Funds paid fees to the Custodian for custodian services totaling $463,025 for fiscal year 2014, $511,317 for fiscal year 2015 and $482,180 for fiscal year 2016.

Independent Registered Public Accounting Firm. PricewaterhouseCoopers LLP, located at 300 Madison Ave., New York, NY 10017, is the Funds' independent registered public accounting firm. The Funds independent registered public accounting firm is responsible for auditing the financial statements of the Funds.

PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

Purchases are made for investment and not for trading purposes, except for the fixed income and asset allocation Funds where trading may be an important factor. Subject to the direction and control of the Board and in accordance with its advisory agreements, the Adviser supervises the investments of the Funds and, as an essential feature thereof, places orders for the purchase and sale of portfolio securities and supervises their execution, including negotiating the amount of the commission rate paid, in each case at prices it believes to be the best then available, taking into consideration such factors as price, commission, size of order, difficulty of execution and skill required of the executing broker-dealer as well as the extent to which a broker capable of satisfactory execution may provide research information and statistical and other services to the Adviser. In making such purchases and sales, the brokerage commissions are paid by the Funds. The Funds may also buy or sell securities from, or to, dealers acting as principals.

Section 28(e) of the Securities Exchange Act of 1934, as amended ("1934 Act"), which was enacted by Congress in connection with the elimination of fixed commission rates on May 1, 1975, provides that, except as agreements such as investment advisory contracts otherwise provide, money managers such as the Adviser will not be deemed to have acted unlawfully or to have breached a fiduciary duty if, subject to certain conditions, a broker-dealer is paid in return for brokerage and research services an amount of commission for effecting transactions for accounts, such as the Funds, in excess of the amount of commission another broker-dealer would charge for effecting the transaction. In order to cause the Funds to pay such greater commissions, the Adviser has to determine in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the broker-dealer viewed in terms of either a particular transaction or the Adviser's overall responsibilities to the Funds and to its other clients.

Brokerage and research services, as provided in Section 28(e) of the 1934 Act, include advice as to the value of securities, the advisability of investing in, purchasing or selling securities, the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts and effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody). Research obtained in this manner may be used by the Adviser in servicing any or all of the Funds and in servicing other client accounts, and the Adviser obtains research services through the commissions paid in managing other client accounts. The Funds may benefit from research obtained through the commissions paid by the Adviser's other client accounts.

Although research and market and statistical information from brokers and dealers can be useful to the Funds, it is the opinion of the management of the Funds that such information is only supplementary to the Adviser's own research effort, since the information must still be analyzed, weighed and reviewed by the Adviser's staff.

The Adviser obtains brokerage and research services specifically in exchange for commissions paid by the Funds and its other clients. These service providers may include, but are not limited to: Advent Software, BCA Research, Bloomberg, Briefing.com, Dow Jones, Factset, First Rain, Gartner, ITG, Morningstar, MSCI, NYSE, Russell Indices, Standard & Poor's, SNL, Sustainalytics and Value Line.

41

Except for implementing the policies stated above, there is no commitment to place portfolio transactions with brokers or dealers who provide investment research. The Adviser has advised the Funds that it is not feasible to assign any precise value to services provided by such brokers and dealers to it, nor does the use of such services reduce its expense by any measurable or significant amount.

For the fiscal years ended November 30, 2016, 2015 and 2014, brokerage commissions paid by each Fund were as follows:

Fund	11/30/2016	11/30/15	11/30/14
Balanced	$28,390	$47,480	$76,178
Common Stock	393,004	680,762	977,201
Government Securities	None	None	None
International Equity	210,076	221,312	299,603
Low Duration Bond	86,982	None	None
Multi-Asset Income	149,350	165,060	121,123
Small Company	1,875,084	1,659,623	2,191,106
Sustainable Core Opportunities	175,433	74,161	86,428
Total Return Bond	88,900	None	None
Unconstrained Bond*	4,609	None	None
Total	$3,011,828	$2,848,398	$3,751,639

* Commenced operations December 23, 2014.

Certain commissions were allocated on the basis of research and statistical or other services provided by the dealer, although selling group dealers may have participated therein. Of the total commissions paid by the Funds, 89.6%, 89.2% and 89.5% respectively, were allocated in fiscal years 2016, 2015 and 2014 to brokers or dealers whose furnishing of research information was a factor in their selection.

At such time as the Adviser deems it advisable, the Fund may participate in a program with State Street Global Markets, LLC ("State Street Global") under which the Fund would receive a credit for part of the brokerage commission paid in any brokerage transaction directed to participating brokers. The credit is applied to Fund expenses payable to the Fund's third-party service providers other than the Adviser or its affiliates. The credit may be applied to the fees of the Fund's custodian, which is an affiliate of State Street Global. Neither the Adviser nor its affiliates receive any direct or indirect benefit from this arrangement.

For each Fund that acquired securities of its regular brokers or dealers (as defined in Rule 10b-1 of the 1940 Act) during the most recent fiscal year, listed below is the Fund's aggregate holdings of the securities of such broker or dealer as of the close of the most recent fiscal year:

Fund	Regular Broker-Dealer	Aggregate Value of Securities Owned as of November 30, 2016
Balanced	Morgan Stanley	$4,136,000

Common Stock	Morgan Stanley	43,428,000

Sustainable Core Opportunities	Morgan Stanley	6,617,600
	Raymond James financial, Inc.	2,727,246
	Wells Fargo & Co.	2,910,600

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PORTFOLIO TURNOVER

Portfolio turnover is the ratio of the lesser of annual purchases or sales of portfolio securities to average monthly market value, not including short-term securities. In the most recent full fiscal years ended 2016 and 2015, the Funds had the following rates of portfolio turnover:

Fund	2016	2015
Balanced	45%	86%
Common Stock	8%	11%
Government Securities	59%	150%
International Equity	36%	55%
Low Duration Bond	117%	27%
Multi-Asset Income	228%	198%
Small Company	61%	70%
Sustainable Core Opportunities	33%	20%
Total Return Bond	240%	441%
Unconstrained Bond	472%	1153%

CAPITALIZATION

Shares of the Company's common stock are fully paid and non-assessable and have no preemptive rights. Each such share is freely assignable to another bona fide investor by way of pledge (as, for example, for collateral purposes), gift, settlement of an estate and, also, by an investor who has held such Fund shares for not less than 30 days. Each share of the Company is entitled, at the discretion of the Board, to one vote per dollar of net asset value per share or one vote per share, on matters on which all Funds of the Company vote as a single class. Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in the election of Directors can, if they choose to do so, elect all the Directors of a Fund, in which event the holders of the remaining shares would be unable to elect any person as a Director.

Each share of each class of a Fund is entitled to participate equally in dividends and distributions declared by a Fund and in the net assets of the Fund attributable to such class upon liquidation after satisfaction of outstanding liabilities.

No Fund intends to hold annual meetings of shareholders in any year in which the 1940 Act does not require shareholders to act upon any of the following matters: (i) election of Directors; (ii) approval of a management agreement; (iii) approval of a distribution agreement; and (iv) ratification of selection of independent accountants.

The by-laws of the Company require that a special meeting of shareholders be held upon the written request of not less than 25% of the outstanding shares entitled to vote at such meeting, if they comply with applicable Maryland law.

The proceeds from the sale of shares of each Fund or class of shares of the Company and all income, earnings and profits therefrom irrevocably appertain to the Fund or class of shares. Each such Fund or class of shares records all liabilities (including accrued expenses) in respect of such Fund or class of shares, as well as a share of such liabilities (including general liabilities of the Company) in respect to two or more Funds or classes of shares, in proportion to their average net assets, or in proportion to the number of their respective shareholders. The Board has adopted an "Amended Rule 18f-3 Plan" for the Company under which the methods of allocating income and expenses among classes of shares of each Fund which has multiple classes, is specified, and the Company intends to comply fully with the provisions of Rule 18f-3 under the 1940 Act in allocating income and expenses among the classes of such Funds. If any reasonable doubt exists as to the Fund or class of shares to which any asset or liability appertains, the Board may resolve such doubt by resolution.

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In the case of dissolution or liquidation of the Company, the shareholders of each Fund of the Company are entitled to receive ratably per share the net assets of such Fund, with any general assets of the Company distributed ratably per share, regardless of the Fund.

HOW TO PURCHASE SHARES AND REDUCE SALES CHARGES

Shares of the Funds may be purchased at the public offering price from any authorized investment dealer as described in the Prospectus. The public offering price of Class A shares is the sum of the current net asset value per share plus a sales charge, which varies up to 5.0% of the purchase price. The public offering price of Class C, Class I, Class R3, Class R6 and Class S shares is equal to the current net asset value per share. A contingent deferred sales charge ("CDSC") may apply to redemptions of Class C shares in the first year after purchase, or to redemptions of Class A shares where the initial sales charge was zero based on a purchase of $1,000,000 or more ($500,000 or more for the Government Securities, Total Return Bond and Unconstrained Bond Funds). See the Prospectus for more information about how to purchase shares and/or receive a reduced sales charge.

There may be eligibility requirements to purchase a particular share class. See the Prospectus for more information. In addition to the eligibility requirements for Class I shares specified in the Prospectus, the Directors are eligible to defer compensation payable by the Company under a deferred compensation plan and direct such compensation, while deferred, to track the performance of the Class I shares of one or more of the Funds.

ISSUANCE OF SHARES AT NET ASSET VALUE

Subject to the applicable provisions of the 1940 Act, certain investors may purchase Class A shares of the Funds at net asset value. Such investors are listed in the Prospectus. Such investors include officers, directors and employees of the Funds, the Adviser, and the Advisers' affiliates.

You may redeem your shares on any business day (as defined below). Class A, Class I, Class R3, Class R6 and Class S shares generally are redeemed at current net asset value; a CDSC may be payable on redemptions of Class A shares (under certain circumstances) or Class C shares and will be deducted from the redemption proceeds. For further information, please refer to the Prospectus.

DETERMINATION OF NET ASSET VALUE

Net asset value for each class of shares of a Fund is calculated each day that the New York Stock Exchange ("NYSE") is open, as of the close of business on the NYSE, based on prices at the time of closing of regular trading. The NYSE generally closes at 4:00 p.m. Eastern Time. The net asset value per share is computed by dividing the total value of the assets of each class of the Fund, less its liabilities, by the total number of outstanding shares of each class of such Fund.

Security Valuation: Equity securities that are traded on a national or foreign securities exchange and over-the-counter ("OTC") securities listed in the NASDAQ National Market System are valued at the last reported sales price or official closing price on the principal exchange on which they are traded on the date of determination as of the close of business of the NYSE, usually 4:00 p.m. Eastern Time, each day that the NYSE is open. ETFs will be valued at their most recent closing price.

Foreign equity securities traded on a foreign securities exchange are subject to fair value pricing when appropriate, using valuations provided by an independent pricing service.

Securities for which no sale was reported on the valuation date are valued at the mean between the last reported bid and asked prices.

OTC securities not listed on the NASDAQ National Market System are valued at the mean of the current bid and asked prices.

Fixed-income securities with original maturities of greater than 60 days, including short-term securities with more than 60 days left to maturity, are valued on the basis of valuations provided by an independent pricing service. The bid price is generally used for valuation purposes. Short-term securities with original maturities of less than 60 days are valued at amortized cost, which approximates market value and are reviewed to determine that no material variation exists between amortized cost and market The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par when they reach 60 days or less remaining to maturity. The amortized cost method values a security at cost on the date of purchase and thereafter assumes a constant amortization to maturity of any discount or premium. Investments in mutual funds are valued at the net asset value per share on the day of valuation. Investments in exchange traded derivatives are valued at the settlement price determined by the relevant exchange. Investments in non-exchange traded derivatives and cleared derivatives are valued on the basis of prices supplied by an independent pricing service, if available, or quotes obtained from brokers and dealers.

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Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before a Fund's pricing time but after the close of the securities' primary markets, including an unscheduled early closing of a primary exchange or when trading is halted during the day and does not resume prior to the time a Fund’s net asset value is calculated, will be fair valued under procedures adopted by the Funds' Board of Directors. The Board has delegated this responsibility to the Sentinel Valuation Committee (the "Valuation Committee"), established by the Adviser and subject to the Board's review and supervision.

The Funds may use one or more independent pricing services, as approved by the Board. Such independent pricing services shall provide their daily evaluations directly to the Funds' custodian bank and fund accounting service provider, State Street Bank and Trust Company ("SSB"). SASI shall have an oversight role over the daily accounting process. Portfolio securities for which market quotations are readily available shall be valued at current market value; other securities and assets shall be valued at fair value as determined in good faith by Sentinel, which may act through its Valuation Committee, subject to the overall oversight of the Board or its Audit Committee. Fair value represents a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the price at which those assets could have been sold during the period in which the particular fair values were used in determining a Fund's net asset value.

The Valuation Committee, SSB and SASI perform a series of activities to provide reasonable comfort over the accuracy of prices including: 1) periodic vendor due diligence meetings to review underlying methodologies, policies and procedures with respect to valuations, 2) daily monitoring of significant events that may impact markets and valuations, 3) daily comparisons of security valuations versus prior day valuations for all securities with additional follow-up procedures implemented for those that exceed established thresholds, and 4) daily reviews of stale valuations and manually priced securities which may be subjected to additional procedures at the discretion of the Valuation Committee.

In addition, there are several processes outside of the pricing process that are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored by the Adviser for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics.

Securities transactions are accounted for on the next business day following trade date (trade date plus one). Under certain circumstances, exceptions are made so that purchases and sales are booked on trade date. These exceptions include: (1) when trades occur on a day that happens to coincide with the end of a month; or (2) on occasion, if SASI believes significant price movements are deemed large enough to impact the calculation of the net asset value per share.

TAXES

The Funds intend to continue to qualify for the special tax treatment afforded regulated investment companies ("RICs") under the Code. As long as it so qualifies, a Fund will not be subject to federal income tax on the part of its net ordinary income and net realized capital gains which it distributes to shareholders. Each Fund intends to distribute substantially all of such income. If, in any taxable year, a Fund fails to qualify as a RIC under the Code, notwithstanding the availability of certain relief provisions, it would be taxed in the same manner as an ordinary corporation and all distributions from earnings and profits (as determined under U.S. federal income tax principles) to its shareholders would be taxable as ordinary dividend income eligible for the reduced tax rate for non-corporate shareholders (currently a maximum of 20%, not including the 3.8% Medicare tax described below) and the dividends-received deduction for corporate shareholders.

The Company consists of several separate Funds. Each such Fund in the Company is a separate corporation for federal income tax purposes and is thus considered to be a separate entity in determining its treatment under the rules for RICs. Losses in one Fund do not offset gains in another Fund, and the requirements (other than certain organizational requirements) for qualifying for RIC status are determined at the Fund level rather than at the Company level.

Dividends paid by a Fund from its ordinary income or from an excess of net short-term capital gain over net long-term capital loss (together referred to hereafter as "ordinary income dividends") are taxable to shareholders as ordinary income for federal income tax purposes. Distributions made from an excess of net long-term capital gain over net short-term capital loss (hereinafter referred to as "capital gain dividends") are taxable to shareholders as long-term capital gains for federal income tax purposes, regardless of the length of time the shareholder has owned such Fund's shares. Each Fund will furnish its shareholders with a written statement reporting the amounts of any exempt-interest dividends and capital gain dividends, and the portion of any ordinary income dividends eligible for either the dividends received deduction allowed to corporations under the Code or the reduced individual income tax rate applicable to qualified dividend income, as described below.

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A debt obligation is purchased with market discount if it is acquired at a price below the principal amount or, in the case of a debt obligation having original issue discount, if it is acquired at a price below the "adjusted issue price." In the case of a tax-exempt obligation, market discount results in ordinary, taxable income, and is taken into account either when the tax exempt obligation is sold or retired or, if the Fund so elects, incrementally over each taxable year in which the Fund holds the obligation. The treatment of market discount may result in, or increase the amount of, ordinary income dividends received by shareholders.

Certain dividend income and long-term capital gains are eligible for taxation at a reduced rate applicable to non-corporate shareholders. Under these rules, distributions comprised of dividends from domestic corporations and certain foreign corporations (generally, corporations incorporated in a possession of the United States, some corporations eligible for treaty benefits under a treaty with the United States and corporations to the extent their stock is readily tradable on an established securities market in the United States) are treated as "qualified dividend income" eligible for taxation at a reduced tax rate (currently a maximum of 20%, not including the 3.8% Medicare tax described below) in the hands of non-corporate shareholders. A certain portion of dividends paid by a RIC to non-corporate shareholders may be eligible for treatment as qualified dividend income. In order for dividends paid by a Fund to be qualified dividend income, the Fund must meet holding period and other requirements with respect to the dividend-paying stocks in its portfolio and the non-corporate shareholder must meet holding period and other requirements with respect to the Fund's shares. To the extent that a Fund engages in securities lending with respect to stock paying qualified dividend income, it may be limited in its ability to pay qualified dividend income to its shareholders. Additionally, to the extent a Fund's distributions are derived from income on debt securities, or on certain types of preferred stock treated as debt for federal income tax purposes, or consist of short-term capital gain, such Fund's distributions will not be eligible for the reduced tax rate.

Any loss upon the sale or exchange of Fund shares held for six months or less will be disallowed or treated as long-term capital loss for federal income tax purposes to the extent of any capital gain dividends received by the shareholder. Distributions in excess of a Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder for federal income tax purposes (assuming the shares are held as a capital asset). Because each Fund has a non-calendar taxable year, a Fund's earnings and profits are allocated first to distributions made on or before December 31 of the taxable year, and then to distributions made after December 31 of the taxable year.

Dividends are taxable to shareholders for federal income tax purposes even though they are reinvested in additional shares of the Funds. Generally, distributions by the Funds will not be eligible for the dividends received deduction allowed to corporations under the Code (although dividends from a Fund could be eligible to the extent attributable to dividends from domestic corporations). Except to the extent that distributions from a Fund are attributable to dividends from qualifying foreign corporations and domestic corporations, distributions from a Fund will also not be eligible for the reduced tax rate applicable to qualified dividend income in the hands of non-corporate shareholders. A Fund will allocate any dividends eligible for the dividends received deduction and/or the reduced income tax rate applicable to qualified dividend income, any capital gain dividends as well as any exempt-interest dividends (and preference items) among the various classes of shares according to a method (which it believes is consistent with SEC Rule 18f-3 which authorizes the issuance and sale of multiple classes of shares) that is based on the gross income allocable to each class of shares during the taxable year, or such other method as the Internal Revenue Service ("IRS") may prescribe.

If a Fund pays a dividend in January which was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend will be treated for federal income tax purposes as having been paid by the RIC and received by its shareholders on December 31 of the year in which the dividend was declared. If a Fund reports more capital gain dividends than it earns in such taxable year, then the Fund will reduce the amounts reported as capital gains. Where possible, such reduction will first be allocated to dividends made after December 31 of such taxable year. A Fund may elect to defer recognizing, until the following taxable year, certain net capital losses arising after October 31 of the current taxable year, and certain net ordinary losses arising after October 31 and/or December 31 of the current taxable year. This may have the effect of increasing the amount of dividends otherwise includible in the shareholder's income with respect to the shareholder's current taxable year.

A Fund is generally required by law to report to each shareholder and to the IRS cost basis information for shares of the Fund acquired on or after January 1, 2012, and sold or redeemed after that date. Upon a sale or redemption of such shares, a Fund will be required to report the adjusted cost basis, the gross proceeds from the sale or redemption, and whether the related gain or loss is long-term or short-term. The cost basis of the shares sold or redeemed will be based on the default cost basis reporting method selected by a Fund, unless a shareholder, before the sale or redemption, informs the Fund that it has selected a different IRS-accepted method offered by the Fund. This requirement will not apply, however, for investments through an IRA or other tax-advantaged account. Shareholders should consult their tax advisors to determine the best IRS-accepted cost basis method for their tax situation, and to obtain more information about how this new cost basis reporting requirement applies to them.

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The Funds' default accounting method for shares acquired after January 1, 2012 is Average Cost. If you prefer not to utilize the Average Cost method, you may elect a different accounting method by utilizing the "My Account" option on our website and submitting your preference online or by completing the Cost Basis Election Form available under the Forms and Literature option at www.sentinelinvestments.com. Completed forms should be sent to:

Sentinel Investments

C/O Boston Financial Data Services

PO Box 55929

Boston MA 02205-5929

Under certain provisions of the Code, some shareholders may be subject to a withholding tax on most ordinary income dividends and on capital gain dividends and redemption payments ("backup withholding"). Generally, shareholders subject to backup withholding will be non-corporate shareholders for whom no certified taxpayer identification number is on file with the Company, or who, to the Company's knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amount withheld generally may be allowed as a refund or credit against a shareholder's federal income tax liability provided the required information is timely provided to the IRS.

Ordinary income dividends paid to shareholders who are nonresident aliens or foreign entities generally will be subject to a 30% U.S. withholding tax unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. However, dividends derived by a RIC from short-term capital gains and qualifying net interest income (including income from original issue discount and market discount) and paid to shareholders who are nonresident aliens and foreign entities, if and to the extent properly reported as "interest-related dividends" or "short-term capital gain dividends," generally will not be subject to U.S. withholding tax. Under guidance issued by the IRS, a RIC will generally be allowed to report the maximum amount of its qualified dividend income, interest related dividends and short term capital gain dividends even where the aggregate of the amounts reported exceeds the amounts of the RIC distributions. No assurance can be given whether any of the Fund's distributions will be reported as eligible for this exemption from withholding tax. Nonresident stockholders are urged to consult their own tax advisers concerning the applicability of the U.S. withholding tax.

Dividends and interest received by a Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Shareholders of a Fund may be able to claim United States foreign tax credits with respect to such taxes, subject to certain conditions and limitations contained in the Code. A foreign tax credit may be claimed with respect to withholding tax on a dividend only if the shareholder meets certain holding period requirements. The distributing Fund also must meet these holding period requirements, and if the Fund fails to do so, it will not be able to "pass through" to shareholders the ability to claim a credit or a deduction for the related foreign taxes paid by such Fund. If a Fund satisfies the holding period requirements and if more than 50% in value of its total assets at the close of the taxable year consists of securities of foreign corporations, such Fund will be eligible to file an election with the IRS pursuant to which shareholders of the Fund will be required to include their proportionate shares of such withholding taxes in their United States income tax returns as gross income, treat such proportionate shares as taxes paid by them, and deduct such proportionate shares in computing their taxable incomes or, alternatively, use them as foreign tax credits against their United States income taxes. No assurances can be provided that the Fund will meet the requirements necessary to make such election. No deductions for foreign taxes may be claimed by non-corporate shareholders who do not itemize deductions. A shareholder that is a nonresident alien individual or a foreign corporation may be subject to United States withholding tax on the income resulting from a Fund's election described in this paragraph but may not be able to claim a credit or deduction against such United States tax for the foreign taxes treated as having been paid by such shareholder. Additionally, certain retirement accounts cannot claim foreign tax credits on investments in foreign securities held in a Fund. A Fund, if applicable, will report annually to shareholders the amount per share of such withholding taxes and other information needed to claim the foreign tax credit. For purposes of passing through the foreign tax credit, if applicable, a Fund will allocate foreign taxes and foreign source income among its classes of shares according to a method similar to that described above for the allocation of other types of income.

Certain transactions of the Funds are subject to special tax rules of the Code that may, among other consequences, (a) affect the character of gains and losses realized, (b) disallow, suspend or otherwise limit the recognition of certain losses or deductions, and (c) accelerate the recognition of income without a corresponding receipt of cash (with which to make the necessary distributions to satisfy distribution requirements applicable to RICs). Operation of these rules could, therefore, affect the character, amount and timing of distributions to shareholders. Special tax rules also will require some of the Funds to mark to market certain types of positions in their portfolios (i.e., treat them as sold on the last day of the taxable year), and may result in the recognition of income without a corresponding receipt of cash. The Funds intend to monitor their transactions, make appropriate tax elections and make appropriate entries in their books and records to lessen the effect of these tax rules and avoid any possible disqualification for the special treatment afforded RICs under the Code.

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No gain or loss will be recognized for federal income tax purposes by Class A, Class C or Class S shareholders exchanging into Class I shares of the same Fund pursuant to the provisions of the then-current Prospectus. A shareholder's basis in the Class I shares acquired will be the same as such shareholder's basis in the shares exchanged. Shareholders should consult their tax advisers regarding the state and local tax consequences of the exchange of Class A shares, Class C or Class S shares for Class I shares of the same Fund, or any other exchange of shares.

If a shareholder exercises an exchange privilege as described below within 90 days of acquiring such shares, then the loss such shareholder can recognize on the exchange for federal income tax purposes will be reduced (or the gain increased) to the extent any sales charge paid to the Company reduces any sales charge such shareholder would have owed for the shares of the new Fund in the absence of the exchange privilege. Instead, such sales charge will be treated as an amount paid for the new shares. Shareholders should consult their tax advisers regarding the state and local tax consequences of exchanging or converting classes of shares.

A loss realized on a sale or exchange of shares of a Fund will be disallowed for federal income tax purposes if other Fund shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

The Code requires each Fund to pay a non-deductible 4% excise tax to the extent it does not distribute, during each calendar year, 98% of its ordinary income, determined on a calendar year basis (except for foreign currency gains and losses, which are determined on a November 30 year end), and 98.2% of its capital gain net income, determined on a November 30 year end, plus certain undistributed amounts from previous years. The Company anticipates that it will make sufficient timely distributions to avoid the imposition of the excise tax.

A 30% withholding tax is imposed on dividends and will be imposed on redemption proceeds paid after December 31, 2018 to (i) foreign financial institutions (as defined in Section 1471(d)(4) of the Code) unless they agree to collect and disclose to the IRS information regarding their direct and indirect United States account holders and (ii) certain other foreign entities unless they certify certain information regarding their direct and indirect United States owners. Under some circumstances, a foreign shareholder may be eligible for refunds or credits of such taxes.

A 3.8% Medicare tax is imposed on the net investment income (which includes taxable dividends and gain recognized on the redemption or exchange of shares) of certain individuals, trusts and estates.

SHAREHOLDER SERVICES

Open Account. An open account is established automatically for each new investor, unless elected otherwise, in which all income dividends and any capital gains distributions are reinvested in additional shares, without charge, at the then current net asset value. Purchases made in this account will be made at the offering price on the day federal funds are available to the Funds as described in the Prospectus.

The Funds reserve the right at any time to vary the initial and subsequent investment minimums of any Fund.

Policy owners of National Life who invest policy dividends may open an account in any of the Funds with a minimum initial purchase of $50 or more of policy dividends and subsequent assignment of dividends to the Funds.

The Funds are not required to and do not currently intend to issue stock certificates.

Except for confirmation of purchases, the cost of these shareholder services is borne by the Funds.

Automated Clearing House ("ACH"). The ACH Network expedites the transfer of monies by electronically transmitting funds between member financial institutions. To take advantage of this convenient fund transfer method, you must provide BFDS with a pre-designated destination. There is no charge for this service.

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Distribution Options. Shareholders of the Funds may elect to reinvest automatically their ordinary income and capital gain dividends in additional full and fractional shares of any one of the other funds of the Company of the same share class at the net asset value of the selected Fund at the close of business on the valuation date for the dividend, without the payment of any sales charge. Before exercising this option, shareholders should read the portions of the selected Fund's Prospectus(es) relating to the fund's objectives and policies. The target and original accounts for dividends must be in different funds.

Automatic Investment Plan. See the Prospectus for information. The minimum initial investment and subsequent investment is $50.

Telephone Investment Service. See the Prospectus for information.

Check Writing Service. (Class A shares of the Low Duration Bond Fund) A special feature of the Class A shares of this Fund is the check writing privilege available through State Street. Any shareholder who would like to draw checks on his non-retirement account should check the box on the application captioned "Check Writing Service" or subsequently, make a written request to the Fund. Checks then will be provided by State Street. These checks may be made payable in any amount not less than $500. Withdrawals by check may not be made until shares have been in the account for at least fifteen (15) days. The price at which shares will be redeemed to cover a check will be the net asset value determined on the day the check clears. Potential fluctuations in net asset value of the Fund's shares should be taken into account when writing checks. If an ordinary income or capital gain dividend is paid during the period between writing and clearing of a check, the shareholder will be entitled to the dividend, but the net asset value of the shares will be reduced by the amount of the dividend payment. Because shareholders cannot determine the exact redemption price of their shares at the time a check is written, closing an account through check writing is not possible.

BFDS provides overdraft protection by automatically transferring available funds from your other identically registered accounts if you have available balances. A fee of $30.00 will be charged to the account when funds are transferred from protecting account(s) to cover an overdraft.

There is no fee for check writing, but, upon notice, a fee for this service may be charged in the future. Fees are charged for stop payments, insufficient funds or other valid reasons.

Exchange Privilege. This privilege permits a shareholder whose financial needs have changed to transfer an investment from a National Life Variable Annuity account (presently the only such entity is the Variable Annuity Account I). Such transfers from a National Life Variable Annuity account are made without a sales charge on the basis of respective net asset values.

An exchange is a taxable transaction for federal income tax purposes and any gain or loss realized is recognizable for such purposes.

Exchanges may be subject to certain limitations and are subject to the Funds' policies concerning excessive trading practices, which are policies designed to protect the Funds and their shareholders from the harmful effect of frequent exchanges. These limitations are described in the Prospectus.

Right of Reinvestment. Shareholders who have redeemed all or part of their shares may reinvest all or part of the redemption proceeds at the current net asset value without charge if a written request is received or is postmarked within 90 days after the redemption. Low Duration Bond Fund shareholders who have held their shares for 90 days or less, however, may only use the reinstatement privilege to reinvest in the Low Duration Bond Fund. If the shareholder realizes a gain on redemption, the transaction is taxable and reinvestment will not alter any capital gains tax payable. If the shareholder realizes a loss on redemption and subsequently uses the reinstatement privilege, some or all of the loss may be disallowed under current federal tax law.

If the reinstatement is made for the purpose of effecting a rollover into an IRA, as described in Section 408(d)(3) of the Code, of a distribution from a tax sheltered retirement plan which had been invested in shares of the Funds, such reinvestment of redemption proceeds may be made any time within 60 days from the date on which the investor received the distribution.

Right To Reject Purchase and Exchange Orders. Purchases and exchanges should be made for investment purposes only. The Funds each reserve the right to reject or restrict any specific purchase or exchange request. Because an exchange request involves both a request to redeem shares of one Fund and to purchase shares of another Fund, the Funds consider the underlying redemption and purchase requests conditioned upon the acceptance of each of these underlying requests. Therefore, in the event that the Funds reject an exchange request, neither the redemption nor the purchase side of the exchange will be processed. When a Fund determines that the level of exchanges on any day may be harmful to its remaining shareholders, the Fund may delay the payment of exchange proceeds for up to seven days to permit cash to be raised through the orderly liquidation of its portfolio securities to pay the redemption proceeds. In this case, the purchase side of the exchange will be delayed until the exchange proceeds are paid by the redeeming Fund.

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Application of Redemption Fee Policy to Investors Who Transact Fund Shares Through Intermediaries. As described in the Prospectus, under a Fund's redemption fee policy the Fund may, in certain circumstances, reject an investor's purchase or exchange of Fund shares, or impose a redemption fee. In accordance with Rule 22c-2 under the 1940 Act, a Fund will not permit investors to purchase shares through certain intermediaries, including brokers, that do not have shareholder information agreements with the Company, SFSC or SASI, acting on behalf of the Fund. Such shareholder information agreements are intended to help identify investors who engage in excessive trading through intermediaries. A Fund may elect to treat an intermediary that has no shareholder information agreement concerning the Fund as an individual investor with respect to its excessive trading policy. If a Fund makes this election, it will not, with respect to its redemption fee policy, consider any individual order to transact Fund shares that an investor has submitted to the intermediary, but will instead consider only single transactions submitted by the intermediary. Depending in part on an investor's relationship with the intermediary, this may have adverse consequences to the investor — such as the rejection of a transaction in Fund shares or the imposition of a fee — that would not be borne by other investors who deal with the Fund directly or through a different intermediary.

Redemptions in Kind. Shares normally will be redeemed for cash upon receipt of a request in proper form, although each of the Funds retain the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, by delivery of securities selected from the Fund's assets at its discretion. In-kind payment means payment will be made in portfolio securities rather than cash. If this occurs, securities received in kind remain at the risk of the market, and the redeeming shareholder might incur brokerage or other transaction costs to convert the securities to cash. As with redemptions for cash, upon a redemption in kind, any gain on the transaction may be subject to tax. If illiquid securities are used to satisfy redemptions in kind, redeeming shareholders may face difficulties in selling the illiquid securities at a fair price. The Funds have elected, however, to be governed by Rule 18f-1 under the 1940 Act so that each Fund is obligated to redeem its shares solely in cash up to the lesser of $250,000 or 1% of its net asset value during any 90-day period for any one shareholder of the Fund. The redemption price is the net asset value per share next determined after the initial receipt of proper notice of redemption.

DEALER SERVICING FEES

Dealers may charge their customers a processing or service fee in connection with the purchase or redemption of fund shares. The amount and applicability of such a fee is determined and disclosed to its customers by each individual dealer. Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in the Prospectus and this Statement of Additional Information. Your financial intermediary will provide you with specific information about any processing or service fees you will be charged.

GENERAL INFORMATION

Copies of the Amended and Restated Articles of Incorporation and the Amended and Restated By-Laws of the Company, each as amended and supplemented, and various agreements referred to in the Prospectus and this Statement of Additional Information are filed with the registration statement at the SEC to which reference is made for their full terms. Such documents and other information filed with the SEC may be obtained from the SEC upon payment of the fees prescribed by the Rules of the SEC and are also available at the SEC's Internet Web site at http://www.sec.gov. All cash and securities of the Funds, except for U.S. government securities which are represented only in book entry form at the Federal Reserve Bank, are held by State Street or in a central depository system in the name of State Street Bank & Trust Company - Kansas City, 801 Pennsylvania Avenue, Kansas City, Missouri 64105 as the Funds' Custodian. State Street is also Dividend Disbursing Agent for the Funds' shares. Boston Financial Data Services, Inc. is Transfer Agent and Registrar for the Funds' shares. All correspondence regarding the Funds should be mailed to the Transfer Agent at: Sentinel Investments, P.O. Box 55929, Boston, MA 02205-5929.

The independent registered public accounting firm for the Funds is PricewaterhouseCoopers LLP, located at 300 Madison Avenue, New York, NY. The independent registered public accounting firm is responsible for auditing the annual financial statements of the Company.

Counsel for the Funds is Sidley Austin LLP, 787 Seventh Avenue, New York, New York 10019.

FINANCIAL STATEMENTS

The financial statements of the Funds, that are included in the Annual Report, have been incorporated by reference into this Statement of Additional Information.

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APPENDIX A: BOND RATINGS

Description of Moody's Long-Term Obligations Ratings

There are nine basic rating categories for long-term obligations. They range from Aaa (highest quality) to C (lowest quality). Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa to Caa. The Modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic category. Refunded issues that are secured by escrowed funds held in trust, reinvested in direct non-callable United States government obligations or non-callable obligations unconditionally guaranteed by the U.S. government are identified with a # (pound sign) symbol, e.g. # Aaa.

Aaa Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities.

A Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa Bonds that are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds that are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds that are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Con. (...) Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by: (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals that begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

Description of Standard & Poor's Municipal Issue Ratings

Description of Standard & Poor's Corporate Bond Ratings

A Standard & Poor's issue credit rating is a forward-looking opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program. It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation. The opinion reflects Standard & Poor's view of the obligor's capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances. Issue credit ratings can be either.

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AAA An obligation rated 'AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated 'AA' differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, And C Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC An obligation rated 'CCC' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC An obligation rated 'CC' is currently highly vulnerable to nonpayment.

C The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-)

The ratings from 'AA' to 'CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

p This subscript is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The 'p' subscript indicates that the rating addresses the principal portion of the obligation only. The 'p' subscript will always be used in conjunction with the 'i' subscript, which addresses likelihood of receipt of interest.

NR Not rated.

Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

Moody's Description of Short-Term Debt Ratings

Moody's short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody's employs the following designations to indicate the relative repayment ability of rated issuers:

P-1 Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2 Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3 Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

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APPENDIX B: Proxy Voting Procedures

Sentinel Asset Management, Inc.

Proxy Voting Philosophy and Procedures

Revised February 2016, Effective April 2016

The proxy voting philosophy and procedures outlined below pertain to the mutual fund accounts (“the Funds”) managed by Sentinel Asset Management, Inc. (“SAM”), including Sentinel’s sustainable fund (“the Sustainable Fund”). For externally managed accounts, the sub-advisor shall maintain its own proxy voting philosophy and policy, unless otherwise agreed.

Fiduciary Responsibility

Sentinel Asset Management, Inc. has the fiduciary responsibility to make all decisions (including those related to proxy issues) according to the best interests of the ultimate beneficiaries of the various accounts under management. While SAM will carefully review each proxy issue and evaluate the statements of competing parties, the determination of the final vote, and/or resolution of any potential conflict of interest, will be based solely on the best interests of Sentinel Asset Management, Inc. clients and the Funds’ shareholders.

Proxy Voting Procedures

Proxies are voted by professional(s) designated by the CEO of SAM. To help make sure that SAM votes Fund proxies in accordance with these procedures, votes other client proxies in accordance with the procedures applicable to such other clients, and in the best interests of the Funds and other clients, SAM has established a Proxy Committee (the “Committee”), which is responsible for overseeing SAM’s proxy voting process. The Committee consists, at its core, of the following persons at SAM (i) the Chief Compliance Officer; (ii) one representative from the sustainable investing research department; and (iii) one representative from the investment management department. The person representing each department on the Committee may change from time to time. The Committee will meet as necessary to help SAM fulfill its duties to vote proxies for clients, but in any event, will meet at least annually to discuss various proxy voting issues. The Committee will designate a chair who will be primarily responsible for coordinating the activities of the Committee. The chair also will be primarily responsible for dealing directly with any third party to whom SAM delegates its administrative duties with respect to voting proxies under these procedures.

One of the main responsibilities of the Committee is to review and approve these procedures on a yearly basis. When reviewing these procedures, the Committee verifies that these procedures are designed to allow SAM to vote proxies in a manner consistent with the goals of voting in the best interests of the Funds and their shareholders, and maximizing the value of the underlying shares being voted by SAM. The Committee also reviews these procedures to ensure that they comply with any new rules promulgated by the SEC or other relevant regulatory bodies. After these procedures are approved by the Committee, SAM will vote proxies on securities held in the Funds generally in accordance with these procedures.

In order to facilitate the actual process of voting proxies, SAM has contractually delegated its administrative duties with respect to analyzing proxies to a third-party proxy agent (“the Agent”)1. Both the Agent and the Funds’ custodian monitor corporate events for SAM. SAM also gives an authorization and direction letter to the Funds’ custodian who then forwards the proxy statements to the Agent to analyze the proxy statements. On approximately a daily basis SAM will send the Agent an updated list of the security holdings in the Funds so that the Agent can update its database and is aware of which proxies they will need to analyze on behalf of the Funds. If needed, the Committee has access to these records. SAM provides the Agent with these procedures to use to analyze proxy statements on behalf of the Funds, and the Agent provides the vote recommendations to the SAM designee(s) so SAM may vote those proxy statements on behalf of the Funds in accordance with these procedures.

When the procedures state that a proxy issue will be decided on a case-by-case basis, the Agent will indicate “REFER” as the vote recommendation. The Committee chair, in consultation with the appropriate portfolio manager or analyst from the investment management department, will look at the relevant facts and circumstances and research the issue to determine how the proxy should be voted, so that the proxy is voted in the best interests of the Funds and their shareholders and in accordance with the parameters described in these procedures generally and specifically in the Proxy Voting Guidelines (the “guidelines”) below.

If these procedures do not address a particular proxy issue presented with respect to a Fund holding, the Agent will similarly indicate “REFER” as the vote recommendation. The Committee chair, in consultation with the appropriate portfolio manager or analyst from the investment department, will look at the relevant facts and circumstances and research the issue to determine how the proxy should be voted, so that the proxy is voted in the best interests of the Funds and their shareholders, and pursuant to the spirit of these procedures. These procedures may be updated to reflect the proxy issue, if appropriate.

1 Currently, Institutional Shareholder Services (“ISS”) is the third-party proxy agent.

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After a proxy has been voted, the Agent will create a record of the vote. After the proxies have been voted, each individual proxy vote is recorded with the Agent. The Agent records the following information: actual vote on each resolution, number of shares voted, whether vote was for or against management’s recommendation, and the date the proxy was voted. The Agent maintains these records on behalf of SAM.

There may be times when SAM believes that the best interests of the Funds and their shareholders will be better served if SAM votes a proxy counter to the established proxy voting guidelines. In those cases, the Committee may review the research provided by the Agent on the particular issue, and it may also conduct its own research or solicit additional research from another third party on the issue. After gathering this information and possibly discussing the issue with other relevant parties, the Committee will use the information they have gathered to make a determination of how to vote on the issue in a manner which the Committee believes is consistent with these procedures and in the best interests of the Funds and their shareholders.

SAM will attempt to process every vote for proxy statements which it or its Agent receives with respect to the Funds. However, there are situations in which SAM may not be able to process a proxy. For example, SAM may not be given enough time to process a vote because SAM or its Agent received a proxy statement in an untimely manner. SAM will make reasonable efforts to avoid a situation where it is unable to vote a proxy.

Conflict of Interest Policy

SAM will seek to identify material conflicts of interest which may arise between a Fund and SAM’s business relationships. Such a conflict of interest may arise, for example, where SAM manages assets for a pension plan or other investment account of the company soliciting the proxy, or seeks to serve in such a capacity. A conflict may also arise where the company soliciting the proxy regularly does business with SAM, potentially including securities dealers and investment banks. Where, in the judgment of the Chief Compliance Officer, a material conflict of interest exists, SAM will vote proxies in accordance with the following procedures:

•	if the proposal to be voted upon is specifically addressed in this philosophy and procedures statement, and does not provide discretion to SAM on how to vote the matter, then the proxy will be voted in accordance with the recommendation of the Agent, and SAM will under no circumstances override that recommendation; and
•	if the proposal is not addressed in this philosophy and procedures statement or this philosophy and procedures statement provides SAM with discretion on how to vote, then SAM will vote in accordance with the Agent’s general recommendation on the proposal.

SAM will also seek to identify conflicts of interest on the part of the Agent by requesting notification by the Agent when conflicts of interest exist. In addition, SAM will obtain from the Agent on an annual basis its conflict of interest policy and procedures.

Policy With Respect to Securities Lending

With respect to securities lending transactions, SAM seeks to balance the economic benefits of continuing to participate in an open securities lending transaction against the inability to vote proxies. If SAM determines that a vote involves matters that would have a material effect on the Fund’s investment in securities that are out on loan, it will attempt to recall the Fund’s portfolio securities that are on loan in order to be able to vote proxies relating to such securities.

Proxy Voting Guidelines

The following guidelines give a general indication as to how SAM will vote shares held by the Funds. The Proxy Committee has reviewed the guidelines and determined that voting proxies pursuant to the guidelines should be in the best interests of the Funds and their shareholders and should facilitate the goal of maximizing the value of the Funds’ investments. Although SAM will usually vote proxies in accordance with these guidelines, SAM reserves the right to vote certain issues counter to the guidelines if, after a thorough review of the matter, SAM determines that the best interests of the Funds and their shareholders would be served by such a vote. Moreover, the list of guidelines below is not exhaustive and does not include all potential voting issues. To the extent that the guidelines do not cover potential voting issues, SAM will vote shares held by the Funds on such issues in a manner that is consistent with the spirit of the guidelines below and that promotes the best interests of the Funds and their shareholders.

Proxy Voting Guidelines – Sustainable Fund

SAM is committed to the financial interests of the Fund and its shareholders, which include, with respect to the Sustainable Fund, the responsibility of encouraging socially and environmentally responsible behavior at the companies in which the Sustainable Fund invests. To achieve those goals, SAM votes proxies on behalf of the Sustainable Fund according to the guidelines specific to the Sustainable Fund (noted as such below). In certain cases SAM may deviate from these guidelines as a company’s particular situation demands.

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Company Management Recommendations

When determining whether to invest in a particular company for the Funds, one of the factors SAM may consider is the quality and depth of the company’s management. As a result, SAM believes that recommendations of management on any issue (particularly routine issues) should be given a fair amount of weight in determining how proxy issues should be voted. Thus, on many issues, SAM votes are cast in accordance with the recommendations of the company’s management. However, SAM will normally vote shares held in the Funds against management’s position when it runs counter to the guidelines, and SAM will also vote shares held in the Funds against management’s recommendation when such position is not in the best interests of the Funds and their shareholders.

Policy on Board of Directors

SAM believes that meaningful, independent oversight of corporate managers is a vital role of a company’s Board of Directors. To that end, SAM will generally support proposals seeking a majority of independent directors for the board, as well as proposals requiring independent directors for nominating, audit and compensation committees. Votes on director nominees are made on a case-by-case basis examining such factors as board and committee composition, attendance and governance. Votes for director nominees may be withheld in cases with a lack of independence.

For the Sustainable Fund, diversity is a key consideration. On behalf of the Sustainable Fund and its shareholders, SAM supports initiatives to increase diversity on boards of directors and among upper management. Diversity at the top sends a clear signal to employees that the issue is of importance to the company — a move that coincides with improved employee morale and reduced turnover. Therefore, with respect to proxies on shares held in the Sustainable Fund, SAM will support proposals asking the board to include more women and minorities on the board of directors, and will normally withhold votes from a slate of board nominees if the board does not include either women or minorities.

Policy on Audit Committee

SAM believes that audit committees should be comprised of financially literate, independent directors and shall vote in favor of such proposals. Further, the audit committee should have the exclusive authority to hire independent auditors. SAM will generally withhold votes for audit committee members who approve significant non-audit relationships with outside auditors, as well as vote against ratification of such outside auditor.

Auditors

SAM will examine the fees paid to the independent auditor, as disclosed in the company proxy statement, to determine the ratio of non-audit fees to the aggregate fees. The objectivity and independence of the auditor may be compromised when a large percentage of fees are obtained from non-audit services. With respect to proxies on shares held in the Funds, SAM will oppose the approval or ratification of the auditor if 25% or more of the aggregate fees are for non-audit services.

Shareholder Issues

With respect to proxies on shares held in the Funds, SAM supports proposals that improve shareholder rights, including shareholders’ right to call a special meeting, act by written consent, maintain the right to have in-person annual meetings, and improve proxy access. SAM will also support proposals to eliminate super-majority vote requirements to approve mergers, by-law changes, or charter provisions.

Policy on Proxy Contest Defenses/Anti-takeover Measures

SAM generally opposes proxy contest defenses and anti-takeover measures since they tend to restrict shareholder rights and participation, and often limit the realization of maximum economic values. SAM generally supports shareholder resolutions that serve to reverse previously adopted anti-takeover measures or, in general, enhance shareholder rights. However, as with all proxy issues, SAM conducts an independent review of each proposal and votes in the best interests of its clients.

Anti-takeover measures that SAM generally opposes:

• Classification of the Board of Directors

• Shareholder rights plans (poison pills)

• Supermajority rules to approve mergers or amend charter or bylaws

• Authority to place stock with disproportionate voting rights

• Golden Parachutes

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Shareholder resolutions that SAM has generally supported:

• Rescind or prohibit any of the above-anti-takeover measures

• Annual voting of directors; repeal classified boards

• Anti-greenmail provisions

• Adoption of confidential voting

• Adoption of cumulative voting

• Redeem shareholder rights plans

• Proposals that require shareholder approval of rights plans (poison pills)

Ownership and Corporate Defenses

On occasion, shareholders are asked to increase or decrease the number of shares authorized for issuance. SAM is mindful of the effects of these actions, and the rationale of the management for instituting the changes. The authorization of more shares presents management with potential takeover defenses, such as issuing stock to parties friendly to management. Therefore, with respect to proxies on shares held in the Funds, SAM evaluates such proposals on a case-by-case basis. However, SAM will oppose management proposals to authorize or increase blank check preferred stock when the board asks for the unlimited right to set the terms and conditions for the stock and may issue it for anti-takeover purposes without shareholder approval.

Corporate Restructuring

SAM looks at all mergers and other corporate actions on a case-by-case basis. With respect to proxies on shares held in the Sustainable Fund, SAM will evaluate mergers by looking at the financial impact on the Sustainable Fund and at the social implications to stakeholders.

Policy on Executive and Director Compensation

SAM believes that stock based compensation plans must be very carefully analyzed to protect the economic interests of shareholders, while providing proper motivation for corporate managers. Such plans should be highly correlated to both individual and corporate performance. SAM will oppose plans with excessive transfer of shareholder wealth, in the form of dilution to shareholder equity and voting power, to corporate executives and directors. SAM will consider other factors such as other corporate incentives, corporate performance, industry, terms and duration in its decision. Although each plan will be voted on a case-by-case basis, SAM will generally vote against plans which do not meet several criteria. SAM standards for option plan approval include: (1) dilution of less than 2% per annum, (2) strike prices either indexed against a relevant industry or market benchmark, or set at a premium to the current stock price, (3) strike prices set systematically, (4) options cost expensed, and (5) material revisions to plans voted by shareholders. SAM believes that these criteria will set votes in favor of plans that meet the overriding goal aligning management and shareholder interests, while providing reasonable economic incentives for managers. SAM will generally vote against option repricing, and will vote for proposals requiring shareholder approval to reprice options. SAM may withhold votes for director nominees in the event of option repricing without shareholder approval. Director compensation plans are viewed on a case-by-case basis, with the goal of protecting economic interests of shareholders and aligning interests of directors with shareholders. Employee Stock Purchase plans are voted on a case-by-case basis.

Social and Environmental Issues (excluding the Sustainable Fund)

Recognizing that social and environmental issues may have real economic impact on a company, its operations, and long-term shareholder value, shareholder resolutions that address social and environmental issues will be reviewed and voted on a case-by-case basis.

Social and Environmental Issues – Sustainable Fund

Equality Principles

When voting proxies on shares held in the Sustainable Fund, SAM will support proposals that ask management to adopt a sexual orientation non-discrimination policy. When so voting, SAM will also support initiatives to provide spousal benefits to domestic partners regardless of sexual orientation, and to promote diversity and tolerance through company sponsored programs.

Animal Testing

SAM seeks not to invest, on behalf of the Sustainable Fund, in companies that conduct animal testing when not required by law. However, it is not an exclusionary screen. Therefore, with respect to proxies on shares held in the Sustainable Fund, SAM will support proposals asking companies to phase out or stop animal testing when not required by law, as well as proposals asking management to develop animal welfare standards and report on those initiatives to shareholders.

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Environment

Environmental stewardship is a key tenet of sustainable investing. Therefore, SAM will support shareholder proposals that promote environmental responsibility, accountability, and transparency. Such measures can include, but are not limited to, reductions in emissions, toxic substances, and hazardous waste; water conservation measures; renewable energy adoption; actions to address climate change; and reporting of environmental goals and progress.

Genetically Engineered Products

There is growing concern that genetically engineered products or genetically modified organisms (“GMOs”) may pose serious health risks to humans, animals and the environment. Conversely, GMOs may also provide important benefits, such as allowing crops to be grown in water stressed regions so as to alleviate food insecurity. Recognizing that this is a complex issue, with respect to proxies on shares held in the Sustainable Fund, SAM will evaluate proposals relating to GMO use and / or production on a case-by-case basis. However, SAM will support proposals asking management to label GMO use.

Human Rights

In efforts to reduce product costs, many companies make or import their products from factories in low-wage, developing countries that either do not have rigorous comprehensive labor or environmental codes or do not enforce them. As a result, numerous reports have surfaced about deplorable working conditions, also known as “sweatshops.” Many organizations have asked companies to adopt codes of conduct to address this issue, and hire independent monitoring groups to ensure the implementation of those codes at both company and sub-contractor facilities. With respect to proxies on shares held in the Sustainable Fund, SAM will support proposals that promote safe working conditions, compliance with internationally recognized labor standards, and transparency.

Political Contributions and Lobbying Expenses

In recent years, companies have faced scrutiny and criticism for political contributions to major political parties and candidates. There is a perception that companies consistently making large contributions are buying influence and unduly affecting the democratic process. With respect to proxies on shares held in the Sustainable Fund, SAM will support proposals that ask companies to increase disclosure of political or political action committee contributions as well as expenses related to lobbying activities.

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Part C

Other Information

Item 28. Exhibits

(a)(1) Articles of Amendment and Restatement effective January 26, 2006 (8)

(a)(2) Articles of Correction effective March 15, 2006 (7)

(a)(3) Certificate of Correction effective May 24, 2006 (9)

(a)(4) Articles Supplementary (adding Class C shares - Government Securities and Short Maturity Government Fund) effective June 1, 2006 (9)

(a)(5) Articles Supplementary (adding Class I shares to Common Stock and Government Securities Funds) effective March 28, 2007 (11)

(a)(6) Articles Supplementary (adding Class I shares to Balanced, Capital Growth, Growth Leaders, International Equity and Mid Cap Growth Funds) effective June 19, 2007 (13)

(a)(7) Certificate of Correction effective July 23, 2007(I shares) (13)

(a)(8) Articles Supplementary (adding Sentinel Responsible Investing (SRI) Core Opportunities & Sentinel Responsible Investing (SRI) Emerging Companies) effective November 13, 2007 (14)

(a)(9) Articles Supplementary (increased authorized shares and designating additional shares to Small Company Fund) effective January 28, 2008 (16)

(a)(10) Articles of Amendment (renaming Sentinel Responsible Investing (SRI) Core Opportunities & Sentinel Responsible Investing (SRI) Emerging Companies) effective March 25, 2008 (17)

(a)(11) Articles of Amendment (Sustainable Growth Opportunities name change) effective as of December 18, 2008 (18)

(a)(12) Articles Supplementary (designating additional shares to Small Company Fund) effective as of January 5, 2009(18)

(a)(13) Articles Supplementary (reclassify and designate Sentinel Government Money Market Fund Class A shares as Sentinel Small Company Fund Class I shares and Sentinel Short Maturity Government Fund Class A shares) effective as of June 10, 2009 (19)

(a)(14) Articles Supplementary (reclassify Sentinel Sustainable Core Opportunities Fund Class C shares and Sentinel Sustainable Growth Opportunities Fund Class C shares) effective as of September 9, 2009 (19)

(a)(15) Articles of Amendment (renaming the Sentinel Conservative Strategies Fund) (21)

(a)(16) Articles Supplementary (adding Class I shares to Conservative Strategies Fund and adding Total Return Bond Fund) (20)

(a)(17) Articles Supplementary (reclassifying shares of Sentinel Mid Cap II Fund as Sentinel Conservative Strategies Fund) effective March 23, 2012 (22)

(a)(18) Articles of Amendment (renaming the Sentinel Sustainable Growth Opportunities Fund) (22)

(a)(19) Articles of Amendment (renaming the Sentinel Short Maturity Government Fund as the Sentinel Low Duration Bond Fund) effective as of January 31, 2014 (24)

(a)(20) Articles Supplementary (designate Sentinel Low Duration Bond Fund Class I shares) effective as of January 31, 2014 (24)

(a)(21) Articles of Amendment (renaming the Sentinel Multi-Asset Income Fund) (25)

(a)(22) Articles Supplementary (creating Class R3 and Class R6 Fund) (26)

(a)(23) Articles Supplementary (creating the Unconstrained Bond Fund) (27)

(b)(1) Amended and Restated By-Laws of the Registrant dated March 16, 2006 (8)

(c)(1) Sections II, VII, IX, XII and XVI of Registrant’s Amended and Restated Bylaws dated March 16, 2006 are incorporated herein by reference to Exhibit (b)(1) of Post-Effective Amendment No. 109 to Registrant’s Registration Statement on Form N-1A filed on March 30, 2006 and Sections 5 and 7 of the Articles of Amendment and Restatement effective January 26, 2006 incorporated herein by reference to Exhibit (a)(1) of Post-Effective Amendment No. 109 to Registrant’s Registration Statement on Form N-1A filed on March 30, 2006.

(c)(2) Form of Share Certificate (5)

(c)(3) New Form of Share Certificate (5)

(d)(1) Amended and Restated Investment Advisory agreement between Registrant and Sentinel Asset Management, Inc. dated as of April 4, 2008 (17)

(d)(2) Amended and Restated Investment Advisory Agreement between Registrant and Sentinel Asset Management, Inc. dated as of August 15, 2007 (Conservative Allocation Fund) (13)

(d)(3) Investment Advisory agreement between Registrant and Sentinel Asset Management, Inc. dated as of December 23, 2014 (Unconstrained Bond Fund) (27)

(d)(4) Investment Sub-Advisory Agreement between Sentinel Asset Management, Inc. and GLOBALT, Inc. dated as of May 4, 2007 (12)

(d)(5) Advisory Agreement Amendment between Registrant and Sentinel Asset Management, Inc. dated as of March 16, 2015 (28)

(e)(1) Distribution Agreement between the Registrant and Sentinel Financial Services Company (“SFSC”), dated as of March 1, 1993 (2)

(e)(2) Form of Dealer Agreement (28)

(e)(3) Schedule A to Dealer Agreement, effective as of March 30, 2016

(f)(1) Registrant has provided health care and insurance benefits to certain retirees

(f)(2) National Life Insurance Company 401(k) Plan (Chief Compliance Officer) (11)

(f)(3) National Life Insurance Company Pension Plan (Chief Compliance Officer) (11)

(f)(4) National Life Insurance Company Supplemental Pension Plan (Chief Compliance Officer) (11)

(g)(1) Custody Agreement between Registrant, Sentinel Variable Products Trust and State Street Bank and Trust Company effective October 1, 2000 (3)

(g)(2) Amendment to Custody Agreement between Registrant, Sentinel Variable Products Trust and State Street Bank and Trust Company effective March 2004 (11)

(g)(3) Amendment to Custody Agreement between Registrant, Sentinel Variable Products Trust and State Street Bank and Trust Company effective March 1, 2008 (16)

(g)(4) Amendment to Custody Agreement between Registrant, Sentinel Variable Products Trust and State Street Bank and Trust Company, effective November 16, 2009 (19)

(g)(5) Amendment to Custody Agreement between Registrant, SVPT and State Street Bank and Trust Company effective December 15, 2010 (21)

(g)(6) Custody fee schedule effective April 1, 2008 (16)

(h)(1) Amended and Restated Administration Agreement between Registrant and Sentinel Administrative Services, Inc. dated Transfer Agency and Service Agreement between Registrant and Boston Financial Data Services dated as of December 1, 2014 (28)

(h)(3) Securities Lending Agreement between Registrant and State Street Bank & Trust Company as amended May 25, 2007 (16)

(h)(4) Form of Indemnification Agreement (16)

(h)(5) Fee Agreement (Class I Shares of Covered Funds)

(h)(6) Fee Agreement (Total Return Bond)

(h)(7) Fee Agreement (Unconstrained Bond)

(h)(8) Expense Reimbursement R shares

(i)(1) Opinion and Consent of Counsel with respect to the Sentinel Bond Fund, Sentinel Common Stock Fund, Sentinel Government Securities Fund, Sentinel Growth Fund, Sentinel New York Tax-Free Income Fund, Sentinel Small Company Fund and Sentinel Tax-Free Income Fund (1)

(i)(3) Opinion and Consent of Counsel with respect to Class I shares (Common Stock Fund, Government Securities Fund and Small Company Fund) (10)

(i)(5) Opinion and Consent of Counsel with respect to Core Opportunities Fund and Growth Opportunities (fkn Emerging Companies) Fund (15)

(i)(6) Opinion & Consent of Counsel with respect to Total Return Bond Fund (20)

(i)(7) Opinion & Consent of Counsel with respect to Conservative Strategies Class I (21)

(i)(8) Opinion and Consent of Counsel with respect to the Sentinel Low Duration Bond Fund (24)

(i)(9) Opinion & Consent of Counsel with respect to R3 and R6 Shares (Common Stock, Small Company & Total Return Bond Funds) (26)

(i)(10) Opinion and Consent of Counsel with respect to the Sentinel Unconstrained Bond Fund (27)

(j) Consent of the independent registered public accounting firm

(k) Not applicable.

(l) None.

(m)(1) Class A Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, as amended through March 15, 2007 (11)

(m)(2) Sentinel Low Duration Bond Fund Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, as amended through January 31, 2014 (24)

(m)(3) Class C Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, as amended through March 15, 2007 (11)

(m)(4) Class S Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, as amended through March 15, 2007 (11)

(m)(5) Class R3 Distribution Plan pursuant to Rule 12b-1 under the 1940 dated December 23, 2014 (26)

(n)(1) Amended plan pursuant to Rule 18f-3 under the 1940 Act dated December 23, 2014 (27)

(o) Reserved.

(p)(1) Code of Ethics of the Registrant, as amended through December 8, 2005 (4)

(p)(2) Code of Ethics of Advisor, as amended through May 21, 2008 (22)

(p)(3) Code of Ethics of Distributor as amended through December 19, 2005 (4)

(p)(6) Senior Officer Code of Ethics, as amended through March 12, 2008 (18)

(q) Power of Attorney dated March 30, 2016 (29)

(1) Incorporated by reference to the Post-Effective Amendment No 77 to the Registration Statement filed on Form N-1A on March 28, 1997

(2) Incorporated by reference to Post-Effective Amendment No. 89 to the Registration Statement filed on Form N-1A on March 30, 2000.

(3) Incorporated by reference to Post-Effective Amendment No. 103 to the Registration Statement filed on Form N-1A on September 29, 2005.

(4) Incorporated by reference to Post-Effective Amendment No. 105 to the Registration Statement filed on Form N-1A on December 19, 2005.

(5) Incorporated by reference to Post Effective Amendment No. 106 to the Registration Statement filed on Form N-1A on December 23, 2005.

(6) Incorporated by reference to Post Effective Amendment No. 1 to the Form N-14 filed on Form N-1A on January 23, 2006.

(7) Incorporated by reference to Post Effective Amendment No. 107 to the Registration Statement filed on Form N-1A on March 17, 2006.

(8) Incorporated by reference to Post Effective Amendment No. 109 to the Registration Statement filed Form N-1A on March 30, 2006.

(9) Incorporated by reference to Post Effective Amendment No. 110 to the Registration Statement filed Form N-1A on June 1, 2006.

(10) Incorporated by reference to Post Effective Amendment No. 111 to the Registration Statement filed on Form N-1A on December 15, 2006.

(11) Incorporated by reference to Post Effective Amendment No. 112 to the Registration Statement filed on Form N-1A on March 30, 2007.

(12) Incorporated by reference to Post Effective Amendment No. 114 to the Registration Statement filed on Form N-1A May 4, 2007.

(13) Incorporated by reference to the Post Effective Amendment No. 117 to the Registration Statement filed on Form N-1A on August 27, 2007.

(14) Incorporated by reference to the Post Effective Amendment No. 118 to the Registration Statement filed on Form N-1A on November 13, 2007.

(15) Incorporated by reference to the Registration Statement filed on form N-14 on November 14, 2007.

(16) Incorporated by reference to the Post-Effective Amendment No.121 to the Registration Statement filed on Form N-1A on March 28, 2008.

(17) Incorporated by reference to the Post-Effective Amendment No.122 to the Registration Statement filed on Form N-1A on April 4, 2008.

(18) Incorporated by reference to the Post-Effective Amendment No.123 to the Registration Statement filed on Form N-1A on March 31, 2009.

(19) Incorporated by reference to the Post-Effective Amendment No.124 to the Registration Statement filed on Form N-1A on January 25, 2010.

(20) Incorporated by reference to the Post-Effective Amendment No. 130 to the Registration Statement filed on Form N-1A on December 17, 2010.

(21) Incorporated by reference to the Post-Effective Amendment No. 131 to the Registration Statement filed on Form N-1A on December 17, 2010.

(22) Incorporated by reference to the Post-Effective Amendment No. 135 to the Registration filed on Form N-1A on March 29, 2012.

(23) Incorporated by reference to the Post-Effective Amendment No. 137 to the Registration filed on Form N-1A on March 28, 2013.

(24) Incorporated by reference to the Post-Effective Amendment No. 140 to the Registration filed on Form N-1A on January 29, 2014.

(25) Incorporated by reference to the Post-Effective Amendment No. 146 to the Registration filed on Form N-1A on June 26, 2014.

(26) Incorporated by reference to the Post-Effective Amendment No. 152 to the Registration filed on Form N-1A on

December 23, 2014.

(27) Incorporated by reference to the Post-Effective Amendment No. 153 to the Registration filed on Form N-1A on December 23, 2014.

(28) Incorporated by reference to the Post-Effective Amendment No. 156 to the Registration filed on Form N-1A on March 30, 2015.

(29) Incorporated by reference to the Post-Effective Amendment No. 158 to the Registration filed on Form N-1A on March 30, 2016.

Item 29. Persons Controlled by or under Common Control With The Registrant

None.

Item 30. Indemnification

Reference is made to Article Eighth of the Articles of Amendment and Restatement of the Registrant, incorporated by reference to Exhibit (a) to this Registration Statement, and to Bylaw XI (“Bylaw XI”) of the Amended and Restated Bylaws of the Registrant incorporated by reference to Exhibit (b) to this Registration Statement.

Section 1 (Mandatory Indemnification; Success on Merits or Otherwise) of Bylaw XI provides that to the extent that a director, officer, employee or agent of the Registrant has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Bylaw XI, or in defense of any claim, issue or matter raised therein, he shall be indemnified by the Registrant against expenses (including attorneys’ fees) actually and reasonably incurred by him in connection therewith.

Section 2 (Mandatory Indemnification; Direct Actions) of Bylaw XI provides that any person who was or is a party or is threatened to be made a party to any threatened or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Registrant) by reason of the fact that he is or was a director, officer, employee or agent of the Registrant, or is or was serving at the request of the Registrant as a director, officer, employee or agent of another company, partnership, joint venture, trust or other enterprise, shall be indemnified by the Registrant against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interest of the Registrant, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful and except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall be adjudged liable to the Registrant or any of its security holders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. The termination of any action, suit or proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent shall not of itself create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interest of the Registrant, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

Section 3 (Mandatory Indemnification; Suits By or in the Right of the Registrant) of Bylaw XI provides that any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Registrant to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee or agent of the Registrant or is or was serving at the request of the Registrant as a director, officer, employee or agent of another company, partnership, joint venture, trust or other enterprise, shall be indemnified by the Registrant against expenses (including attorneys’ fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Registrant and except that (i) no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of duty to the Registrant unless and only to the extent that the court in which such action or suit was brought or any other court of equity in the county where the Registrant has its principal office shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for those expenses which the court considers proper, and (ii) no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Registrant by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Section 4 (Determination) of Bylaw XI provides that any indemnification under Bylaw XI (unless ordered by a court) shall be made by the Registrant only as authorized in the specific case upon a determination that indemnification of the director, officer, employee or agent is proper in the circumstances because he has met the applicable standard of conduct set forth in Bylaw XI. Such determination shall be made (i) by the Board of Directors by a majority vote of a quorum consisting of directors who are neither “interested persons”of the Registrant as defined in Section 2(a)(19) of the Investment Company Act of 1940 nor parties to the action, suit or proceeding (“disinterested, non-party directors”) or (ii) by an independent legal counsel (not including a counsel who does work for either the Registrant, its adviser or principal underwriters, or persons affiliated with these persons) in a written opinion. Section 5 (Advance of Expenses) of Bylaw XI provides that expenses incurred in defending a civil or criminal action, suit or proceeding may be paid by the Registrant in advance of the final disposition of such action, suit or proceeding as authorized in the manner described in [Section 4 above], provided either (i) the indemnitee shall provide a security for his undertaking to repay suchamount unless it shall ultimately be determined that he is entitled to be indemnified by the Registrant as authorized by Bylaw XI, (ii) the Registrant shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of a quorum of the disinterested, non-party directors of the Registrant, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts, that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification.

Item 31. Business and Other Connections of the Investment Adviser Information on each investment advisor is incorporated by reference to the Prospectus and Statement of Additional Information included in this Registration Statement.

Item 32. Principal Underwriters

(a) Sentinel Financial Services Company, the principal underwriter for the registrant, is also the principal underwriter for Sentinel Variable Products Trust; an investment company registered under the Investment Company Act of 1940.

(b) As to each officer of SFSC:

Name and Principal
Business Address*	Positions and Offices with SFSC	Positions and Offices with Registrant
Thomas J. Hirschmann	President & Chief Executive Officer	None
Dominic A. Herridge	Vice President	None
Philip G. Partridge, Jr.	Vice President & Chief Financial Officer	Chief Financial Officer
David B. Soccodato	Vice President & Tax Officer	None
Gregory D. Teese	Vice President & Chief Compliance Officer	Chief Compliance Officer
Eric Kucinskas	Treasurer	None
Andrew Speirs	Chief Information Security Officer	None
Kerry A. Jung	Secretary	None
Catherine C. Fisk	Assistant Secretary	None
Ian A. McKenny	Senior Counsel	None
Lisa F. Muller	Senior Counsel	Secretary
Janet S. Astore	Tax Officer	None
Jeffrey M. Kemp	Tax Officer	None

*The principal business address of all such persons is One National Life Drive, Montpelier, Vermont 05604.

(c) Not applicable.

Item 33. Location of Accounts and Records

The following maintain physical possession of each account book or other documents required by Section 31(a) of the 1940 Act and the Rules promulgated thereunder.

(a) Sentinel Administrative Services, Inc.

One National Life Drive

Montpelier, Vermont 05604

Rule 31a-1(a)

Rule 31a-1(b)(1)(2)(3)(4)(5)(6)(7)(8)

Rule 31a-2(a)(b)(c)(f)

(b) Sentinel Asset Management, Inc.

One National Life Drive

Montpelier, Vermont 05604

Rule 31a-1(a)(9)(10), (11)

Rule 31a-1(d)

Rule 31a-2(a)(c)(f)

(c) Sentinel Financial Services Company

One National Life Drive

Montpelier, Vermont 05604

Rule 31a-1(d)

Rule 31a-2(c)

(d) National Life Insurance Company

National Life Drive-Records Center

Montpelier, VT 05604

Item 34. Management Services

Not applicable.

Item 35. Undertakings

Not Applicable

SIGNATURES

Pursuant to the requirements of the Securities Act and the Investment Company Act, the Registrant certifies that it meets all requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act and that it has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Montpelier and State of Vermont, on the 30th day of March 2017.

SENTINEL GROUP FUNDS, INC. (Registrant)
By:	/s/ Thomas H. Brownell
Thomas H. Brownell
President & Chief Executive Officer

Signature	Title	Date

/s/ Thomas H. Brownell
Thomas H. Brownell	Director, President & Chief Executive Officer	March 30, 2017
(Principal Executive Officer)

/s/ Philip G. Partridge	Chief Financial Officer
Philip G. Partridge, Jr.	(Principal Financial and Accounting Officer)	March 30, 2017

Mehran Assadi*	Chair (Director)

Gary Dunton*	Director

John Pelletier*	Director

Deborah G. Miller*	Director

John Raisian*	Director

Richard H. Showalter, Jr.*	Director

Angela E. Vallot*	Director

* Lisa Muller signs this document pursuant to the power of attorney filed with Post Effective Amendment Number 158 filed on March 30, 2016 to the Registration Statement filed on Form N-1A.

/s/ Lisa Muller	March 30, 2017
Lisa Muller

Exhibits

(h)(5)	Fee Agreement (Class I Shares of Covered Funds)
(h)(6)	Fee Agreement (Total Return Bond)
(h)(7)	Fee Agreement (Unconstrained Bond)
(h)(8)	Expense Reimbursement R shares

(j)	Consent of the independent registered public accounting firm